NEUBERGER BERMAN INVESTMENT ADVISERS LLC
1290 Avenue of the Americas
New York, NY 10104

April 2, 2024
Dear Shareholder:
I am writing to inform you about a transaction that will affect your investment in the Neuberger Berman Short Duration Bond Fund (the “Fund”).
We are planning to convert your Fund into an exchange-traded fund, commonly referred to as an “ETF.” The Fund will be converted by merging it into a newly-created ETF, Neuberger Berman Short Duration Income ETF (the “New ETF”), which will be a series of Neuberger Berman ETF Trust. We refer to this as the “Conversion.” After the Conversion, you will hold shares of the New ETF instead of the Fund.  The New ETF will be listed for trading on NYSE Arca, Inc., a U.S. stock exchange, and shares of the New ETF will be bought and sold in the secondary market at a market price.
We believe that the Fund and its shareholders will benefit from the Conversion into an ETF since the New ETF will have a lower total annual operating expense ratio than Class A, Class C, Investor Class, and Trust Class and the same total annual operating expense ratio as the Institutional Class of the Fund.  You also will be able to buy and sell shares of the New ETF throughout the trading day.  In addition, the New ETF will be managed by the same investment adviser, Neuberger Berman Investment Advisers LLC (the “Adviser”), as the Fund and the New ETF will have the same investment objective, investment strategy, investment restrictions and portfolio managers as the Fund.
Once you own shares of the New ETF, you will be able to purchase and sell New ETF shares throughout the trading day at the then-prevailing market price in the secondary market.  You will no longer purchase or redeem individual shares directly from the Fund. This is because the mechanism that underpins the creation and redemption of ETF shares is designed to align the market price of the ETF’s share with its net asset value.  However, you may pay a brokerage commission to sell, or buy, New ETF shares. In addition, the New ETF shares will have a bid-ask spread, which is the difference between the highest price a buyer is willing to pay for ETF shares on the stock exchange, and the lowest price that a seller is willing to accept for ETF shares on the stock exchange. The bid-ask spread affects the price at which you are likely to be able to buy and sell ETF shares in the secondary market.  More specifically, the larger (or wider) the bid-ask spread, the farther away from net asset value the current market price is likely to be.  Your Fund shares, like all mutual funds shares, are purchased and redeemed at net asset value, so you did not experience such pricing variances when buying and selling Fund shares.
The Conversion is taking place because the Board of Trustees of the Neuberger Berman Income Funds believes that it is in the best interests of the Fund and its shareholders to merge into the New ETF. The Board believes that you will benefit from the Conversion for several reasons, including:

(i)
the New ETF will operate at an overall cost that is lower than Class A, Class C, Investor Class, and Trust Class of the Fund and at an overall cost that is the same as Institutional Class of the Fund.  The advisory fee for the New ETF will be the same as the Fund. The administration fee for the New ETF will be lower than the administration fee for each class of the Fund.  In addition, the Adviser has entered into a contractual expense limitation agreement (which will run through October 31, 2027) so that after the Conversion, the total annual operating expenses of the New ETF will be lower than Class A, Class C, Investor Class, and Trust Class of the Fund and at an overall cost that is the same as Institutional Class of the Fund.

(ii)
shares of the New ETF can be purchased and sold throughout the trading day at the then-prevailing market price in the secondary market. However, you will not be able to redeem New ETF shares for cash from the New ETF at net asset value.

(iii)
the Conversion is structured to qualify as tax-free for U.S. federal income tax purposes. As a result, Fund shareholders will generally exchange their Fund shares for New ETF shares on a tax-free basis. However, if you hold fractional Fund shares as of the date of the Conversion, you will receive cash equal to the net asset value of such fractional shares in the Conversion, which will cause you to recognize gain or loss for income tax purposes. Further, Fund shares that are held outside of a brokerage account as of the day prior to the Conversion, will be converted into New ETF shares and held by Equiniti Trust Company, LLC (“Equiniti”) for one year until a brokerage account is identified. Additionally, Fund shares held through a direct individual retirement account held with the Fund as of the day prior to the Conversion will be redeemed for cash equal to the net asset value of such shares as of that date.

(iv)
after the Conversion, as a shareholder of the New ETF, you will gain the benefit of full daily transparency into the underlying portfolio holdings of the New ETF. The Fund does not provide full daily transparency into its underlying portfolio holdings.

In the Conversion, you will receive shares of the New ETF with the same aggregate net asset value as your shares of the Fund immediately prior to the Conversion, except you will receive cash equal to the net asset value of any fractional shares held at such time. The conversion of fractional New ETF shares to cash may be subject to fees and expenses and will be a taxable event. In addition, if your Fund shares are held outside of a brokerage account or are held in an account that cannot accept New ETF shares at the time of the Conversion, New ETF shares received in the Conversion will be held by a stock transfer agent, Equiniti, until a brokerage account is identified into which Equiniti can transfer the shares.  However, if you hold your Fund shares through an individual retirement account (“IRA”) held directly with the Fund and you do not take action by June 18, 2024, your Fund shares will be exchanged on the Conversion date (i.e., June 21, 2024) for shares of the State Street Institutional U.S. Government Money Market Fund with the same aggregate net asset value as your shares of the Fund.  Finally, if you hold your shares of the Fund through an account with a financial intermediary that is not able to hold shares of the New ETF, like many group retirement plans, your financial intermediary may transfer your investment in the Fund to a different investment option prior to the Conversion.  Please consult with your financial intermediary for more information on the impact that the Conversion will have on you and your investments.

This is a brief overview of the Conversion of your Fund. We encourage you to read the full text of the enclosed Combined Information Statement/Prospectus to obtain detailed information regarding the Conversion.
NO SHAREHOLDER APPROVAL IS REQUIRED FOR THE CONVERSION. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.
If you hold Fund shares directly with the Fund (“Direct Shareholder”) or do not hold Fund shares in a brokerage account, you may need to take action prior to the Conversion.  Please see the discussion below.
What action must I take as a Fund shareholder?
You have the following three options, unless you are a Direct Shareholder.
1.	Accept the Conversion. When the Conversion happens, your ETF shares will be deposited into your account.
2.
Exchange your Fund shares for shares of another series of the Neuberger Berman fund family. If this is an option, you can do this by calling your broker.  Contingent deferred sales charges (“CDSC”) will not be imposed on shares of the Target Fund exchanged for shares of another series of the Neuberger Berman fund family.  In addition, no front-end sales charges will be imposed on shares of the Target Fund exchanged for shares of the New ETF in connection with the Conversion.

3.	Redeem your shares in the Fund. You can do this by calling your broker.
If you do not wish for your shares to be converted to the New ETF, you will need to redeem your shares or exchange your shares for other funds in the Neuberger Berman fund family.
What action must I take as a Direct Shareholder?
If you hold your shares directly with the Fund, you are a “Direct Shareholder.”  If you hold your shares through a brokerage account, you are NOT a Direct Shareholder. We provide more information, including how to determine if you’re a Direct Shareholder in the box below. If you are a Direct Shareholder, you must take one of the following actions:
1.
Transfer the custody of your Fund shares to the broker-dealer of your choice. We urge you to begin this process immediately if this is your preferred option. This is the option that we recommend. Look at the box at the end of this letter for more information.

2.
Exchange your Fund shares for shares of another series of the Neuberger Berman fund family. You can do this by calling us at 800-877-9700. CDSC will not be imposed on shares of the Target Fund exchanged for shares of another series of the Neuberger Berman fund family.  In addition, no front-end sales charges will be imposed on shares of the Target Fund exchanged for shares of the New ETF in connection with the Conversion.

3.	Redeem your shares in the Fund. You can do this by calling us at 800-877-9700.
If you are a Direct Shareholder and you fail to take any action, your shares will be converted into shares of the New ETF and held by a stock transfer agent, Equiniti, waiting for your instructions.1 Additionally, if you are a Direct Shareholder who holds Fund shares through an individual retirement account (“IRA”) held directly with the Fund and do not take action by June 18, 2024, your Fund shares will be exchanged for shares of the State Street Institutional U.S. Government Money Market Fund with the same aggregate net asset value as your shares of the Fund.  This document is provided for information only, because shareholder approval is not required to effectuate the Conversion.
The Conversion may take effect no earlier than 20 days following the date of the enclosed Combined Information Statement/Prospectus.  The Conversion is currently expected to occur on or about June 21, 2024.  In preparation for the Conversion, below are some key dates to keep in mind:
•	Purchases and Exchanges: June 17, 2024 will be the last day to purchase or exchange shares of the Fund and the Fund will be closed to new purchases as of June 18, 2024.

•	Redemptions: June 18, 2024 will be the last day to redeem Fund shares and redemption orders for Fund shares must be placed by that date.

The Conversion may be delayed. The Fund will publicly disclose any changes to the Conversion date.
I encourage you to carefully review the enclosed materials at your earliest convenience, which explain the Conversion in more detail. If you have any questions or need additional information, please contact Neuberger Berman Investment Advisers LLC at 800-877-9700.
Sincerely, Joseph V. Amato President and CEO Neuberger Berman Income Funds and Neuberger Berman ETF Trust 1290 Avenue of the Americas New York, NY 10104

1 Shares held by this stock transfer agent are held subject to applicable state and federal law concerning unclaimed property.

IMPORTANT INFORMATION FOR DIRECT SHAREHOLDERS
Am I a Direct Shareholder?
You are a “Direct Shareholder” if your shares are held directly by the Fund at its transfer agent, SS&C Global Investor & Distribution Solutions, Inc. (“Transfer Agent”).
How do you know if you hold your shares directly?
If you receive quarterly statements from Neuberger Berman Income Funds, then you hold your shares directly. If your shares in the Fund are listed as a position on a statement from your brokerage firm, then you already hold your shares in a brokerage account. If you are uncertain please call 800-877-9700 and ask if you’re a Direct Shareholder. Additionally, if you hold your shares directly you may receive separate communications from us including email, regular mail, express delivery and via telephone.
As mentioned above, you have the same options to redeem or exchange your shares if you do not wish to hold ETF shares. To exchange or redeem, please call Neuberger Berman Income Funds at 800-877-9700.
How do I transfer my Fund shares to be held through a brokerage account?
Transferring your shares from the Transfer Agent to a brokerage account should be a simple process. If you have a brokerage account or a relationship with a brokerage firm, please talk to your advisor/broker and inform them that you would like to transfer a mutual fund position that you hold directly with the fund into your brokerage account. If you don’t have a brokerage account or a relationship with a brokerage firm, you will need to open an account. It is possible that opening or maintaining a brokerage account will involve a fee, but most major brokerage firms do not charge a fee to open or maintain an account.
We suggest you provide your broker with a copy of your statement from the Fund. Your broker will require the Fund’s account number, which can be found on your statement. Your broker will help you complete a form to initiate the transfer. Once you sign this form, your broker will submit the form to the Transfer Agent directly and the shares will be transferred into your brokerage account.
The sooner you initiate the transfer, the better. If you have any questions about this process or need assistance, call us at 800-877-9700.
This step is only required by Direct Shareholders who hold their shares directly with the Transfer Agent. If you already hold your shares in a brokerage account, you can ignore this section.

QUESTIONS AND ANSWERS
This section contains a brief Q&A which will help explain the Conversion, including the reasons for the Conversion. Following this section is a more detailed discussion.  We recommend that you read the complete Combined Information Statement/Prospectus.
Q1.	What is happening?
A.
We are planning to convert Neuberger Berman Short Duration Bond Fund (the “Fund”), a series of Neuberger Berman Income Funds (the “Trust”) into an exchange-traded fund, commonly referred to as an “ETF.” The Fund will be converted by merging it into a newly-created ETF, Neuberger Berman Short Duration Income ETF (the “New ETF”) that will be a series of Neuberger Berman ETF Trust (the “New Trust”). We refer to this as the “Conversion.”

After the Conversion, you will hold shares of the New ETF instead of the Fund.  The New ETF will be listed for trading on NYSE Arca, Inc., a U.S. stock exchange, and shares of the New ETF will be bought and sold in the secondary market at a market price.
Q2.	What is this document and why did we send it to you?
A.	This is a Combined Information Statement/Prospectus that provides you with information about the Conversion.
You are receiving this document because, as of March 21, 2024, you were a shareholder in the Fund. The Conversion does not require your approval, and you are not being asked to vote.
Q3.	Has the Board of Trustees of the Trust approved the Conversion?
A.
Yes, the Board approved the Conversion at a meeting of the Board held on December 14, 2023 and, after careful consideration, determined that the Conversion is in the best interests of the Fund and its shareholders and that the Fund’s existing shareholders’ interests will not be diluted as a result of the Conversion. The New ETF does not have existing shareholders.

Q4.	What will change when the Fund is converted to an ETF?
A.
The New ETF is an exchange traded investment company, known as an ETF. After the Conversion, you will remain in a registered investment company, but it will be exchange traded, and you will own shares as you did before the Conversion, but in the New ETF instead of the Fund. You will no longer purchase or redeem individual shares directly from the Fund. This is because the mechanism that underpins the creation and redemption of ETF shares is designed to align the market price of the ETF’s share with its net asset value (“NAV”). As a result, should you decide to purchase or sell shares of the New ETF after the Conversion, you will place a trade through a broker-dealer who will execute your trade in the secondary market at the then-prevailing market price for the New ETF shares. As with all ETFs, your broker may charge a commission for such purchase and sale transactions.  In addition, you will no longer be able to exchange shares of the Target Fund for the same Class shares of another series of the Target Trust because the New ETF shares have no exchange rights.  For more information about certain structural differences of your investment following the Conversion, see “Summary - Distribution, Purchase Procedures, Exchange Rights and Redemption Procedures” later in this Combined Information Statement/Prospectus.
The New ETF will be a fully transparent, actively managed ETF, which means that its portfolio holdings will be available on its website every trading day. The New ETF’s website will also contain other information about the New ETF, including the most recent end-of-day NAV and market price, premium or discount (i.e., difference between the most recent end-of-day NAV and market price) and historical bid-ask spread information.  Only certain financial institutions are permitted to purchase and redeem New ETF shares at NAV.  These institutions are referred to as “Authorized Participants,” and they are permitted to purchase and redeem ETF shares at NAV with the New ETF because they have entered into an agreement with the New Trust.

Q5.	Why is the Conversion occurring?
A.
The Adviser and the Board believe that operating the Fund as an ETF is in the best interests of the Fund and its shareholders. Among other reasons, we believe that operating the Fund as an ETF will offer you a number of advantages that will benefit you following the Conversion, including:

•
Lower Expenses for Class A, Class C, Investor Class and Trust Class and the Same Expenses for Institutional Class: After the Conversion, the New ETF will operate with a lower total expense ratio and lower net expense ratio than Class A, Class C, Investor Class and Trust Class of the Fund. With respect to Institutional Class, the New ETF will operate with the same net expense ratio as Institutional Class shares of the Fund.  While the advisory fee for the New ETF and the Fund will be the same, the administration fee for the New ETF will be lower than the administration fee for each class of the Fund.  In addition, to ensure that you benefit from a lower overall fee structure, the Adviser has agreed to a lower contractual expense limitation agreement for the New ETF to ensure that the net total annual operating expenses of the New ETF is lower than the net total annual operating expenses of Class A, Class C, Investor Class and Trust Class of the Fund and the same as the net total annual operating expenses of the Institutional Class shares. This lower contractual expense limitation agreement for the New ETF will remain in place through at least October 31, 2027. Without this contractual expense limitation agreement for the New ETF, the “total annual operating expenses” of the New ETF would be higher than the “total annual operating expenses after fee waiver and/or expense reimbursement” of Institutional Class shares of the Target Fund.

•
Intraday Trading: The New ETF shares can be purchased and sold throughout the trading day at market value on the exchange. This means that if you decide to purchase or sell shares of the New ETF, you can do so right away at the then-prevailing market price; by contrast, in the Fund, you place your purchase or redemption order and your shares are redeemed at the next calculated NAV, which does not happen until the end of each trading day.

o	This means you will no longer purchase or redeem your shares for cash at the next determined NAV, but rather at the prevailing market price, which may be higher or lower, than the NAV.

o
Buying or selling shares of the New ETF may involve paying a brokerage commission. Additionally, because prices on the exchange may be higher or lower than the New ETF’s NAV, you may pay more than NAV when buying New ETF shares and receive less than NAV when selling New ETF shares.

In addition, the Adviser believes, and the Board agreed, that operating the Fund in the exchange traded fund structure offers other potential benefits, such as reduced operational costs, and greater holdings transparency.
After the Conversion, you will still be invested in an open-end fund with the same investment objective, investment strategy, investment restrictions and portfolio managers, operated by the same investment adviser, but at a lower overall cost for Class A, Class C, Investor Class and Trust Class and at the same overall cost for Institutional Class.
The Conversion is designed to be a non-taxable event for you, except that any cash that you receive equal to the NAV of any fractional shares you hold at the time of the Conversion, may be subject to fees and expenses and will be a taxable event.  In addition, if you hold Fund shares through an individual retirement account (“IRA”) held directly with the Fund, and you do not take action by June 18, 2024, your Fund shares will be exchanged for shares of the State Street Institutional U.S. Government Money Market Fund with the same aggregate net asset value as your shares of the Fund.
Q6.	How will this Conversion affect me as a shareholder?
A.
The New ETF will have the same investment adviser, investment objective, investment strategy, fundamental investment restrictions and portfolio managers as the Fund. We discuss this more fully in the Information Statement/Prospectus.

In the Conversion, all assets and liabilities of the Fund will be transferred to the newly-formed New ETF. You, as a shareholder of the Fund, will receive shares of the New ETF having an aggregate NAV equal to the aggregate NAV of the shares of the Fund that you owned at the time of the Conversion, minus any fractional shares for which you will receive, or will have received, cash.

The Conversion will involve several steps, however, which will affect you as a shareholder. First, on or about May 30, 2024, each class of shares of the Fund will be consolidated into the Institutional Class (without a contingent deferred sales charge or other charge, if applicable).  Accordingly, after that date, all Fund shareholders will own Institutional Class shares.
Second, on or about June 14, 2024, the Fund will conduct a reverse stock split to increase the NAV per share of Institutional Class shares while decreasing the total number of the issued and outstanding Institutional Class shares. A shareholder’s total investment value, however, will not be affected by the reverse split – meaning, the value of your investment in the Fund will be the same before and after the reverse split. The reverse stock split will not be a taxable event, nor does it have an impact on the Fund’s holdings or its performance.
Third, on June 21, 2024, any fractional shares of the Fund held by shareholders will be redeemed, and the Fund will distribute such redemption proceeds to those shareholders. The redemption of your fractional shares will likely be a taxable event.  Thus, you are encouraged to consult your tax advisor to determine the effect of any such redemption.
Finally, on June 21, 2024, the Conversion will occur.  In the Conversion, each whole share of the Fund held by shareholders will be replaced with a share of the New ETF and shares of the New ETF will be transferred to your brokerage account or if you are a Direct Shareholder, held by a transfer agent until the brokerage account is identified (subject to applicable federal or state laws concerning unclaimed property). Direct shareholders who hold Fund shares through an individual retirement account held directly with the Fund and do not take action by June 18, 2024, will have their Fund shares exchanged for shares of the State Street Institutional U.S. Government Money Market Fund with the same aggregate net asset value as their shares of the Fund.
After the Conversion, you will hold the same percentage of ownership in the New ETF as you did in the Fund prior to the Conversion (adjusted for cash distributions, if any, for fractional Fund shares). You will not receive a physical share certificate.
Q7.	Why is no shareholder approval being requested?
A.	Your vote is not required to approve the Conversion under Delaware law, under the Trust’s Declaration of Trust or the Investment Company Act of 1940.
Q8.	Will the Conversion affect the way the Fund is invested?
A.
No. Neuberger Berman Investment Advisers LLC will remain as the investment adviser to the New ETF and the New ETF will have the same investment objective, strategy, policies, and fundamental investment restrictions currently used by the Fund. The New ETF will continue to be actively managed and the portfolio managers will remain the same. We discuss the Conversion more fully in the Information Statement/Prospectus.

Q9.	Are there any risks to owning ETFs that are different than the risks of owning mutual funds?
A.	Yes, there are some differences in risks, and all of these differences relate to the structure of ETFs. We discuss these risks fully in the Combined Information Statement/Prospectus, but in summary:
•
The New ETF’s shares will be listed for trading on NYSE Arca, Inc., a U.S. stock exchange, and shares will be bought and sold in the secondary market at a market price. Although it is expected that the market price of an ETF share will approximate its NAV, there could be times when the market price and the NAV differ significantly. If that happens, you could pay more than NAV when buying, and receive less than NAV when selling New ETF shares on the exchange. All ETFs face this risk.

•	The New ETF’s shares will be listed for trading, but it is possible that an active trading market might not be maintained. All new ETFs face this risk.

•
Trading in ETF shares on an exchange may be halted for a variety of reasons, and this could be an individual trading halt (i.e., a halt of New ETF shares’ trading) or a market-wide trading halt (i.e., a halt of all securities’ trading). ETF shares may also be delisted. Both trading halts and delistings happen for a variety of reasons. All ETFs face these risks.

•
Only certain financial institutions are permitted to purchase and redeem New ETF shares at NAV.  These institutions are referred to as “Authorized Participants,” and they are permitted to purchase and redeem ETF shares at NAV with the New ETF because they have entered into an agreement with the New Trust.  This agreement is called an “Authorized Participant Agreement,” and it allows Authorized Participants to engage in purchase transactions, which are called “creations,” and in redemption transactions for ETF shares.  However, such transactions must be for large blocks of shares, here 25,000 New ETF shares, which are called “Creation Units”. If the New ETF’s Authorized Participants decide not to create or redeem shares, shares could trade at a premium or discount to the New ETF’s NAV and could face trading halts or delistings.  All ETFs face these risks.

Q10.	Are the expenses higher or lower for the New ETF as compared to the Fund?
A.
The New ETF will operate with lower net total annual fund operating expenses than Class A, Class C, Investor Class, and Trust Class of the Fund and at an overall cost that is the same as Institutional Class of the Fund.  For the New ETF, the Adviser has entered into a contractual expense limitation agreement which will run through October 31, 2027 to ensure that you will receive New ETF shares that operate with a lower net total annual operating expense than Class A, Class C, Investor Class, and Trust Class of the Fund and at an overall cost that is the same as Institutional Class of the Fund. We discuss this issue later in this document.

Q11.	Can you explain more about the “other expenses” component of the New ETF’s operating expenses?
A.
The services required to operate the New ETF are somewhat different than the services required to operate the Fund, which is a traditional mutual fund. These services fall into the “other expenses” component of a fund’s expenses as shown in the fee table of the fund’s prospectus.

Transfer agency and shareholder servicing fees for mutual funds often involve minimum annual fees as well as variable fees based on the size of the fund and sometimes, specific expenses incurred to service the fund. By comparison, for ETFs, the transfer agency fees are fixed and the fixed rate for ETFs is often less than the minimum for traditional mutual funds. ETFs generally don’t have shareholder servicing fees.
Both mutual funds and ETFs pay custody fees, which is a fee paid to a service provider that holds the fund’s assets. Some activity-based custody fees, which relate to the frequency of purchases and sales of assets the fund holds, are not incurred by ETFs because of the way ETF shares are purchased. In an ETF, purchase- and redemption-related expenses are generally incurred and borne by the Authorized Participant and are not borne by you or the New ETF.
When a mutual fund sells shares, it incurs some cost to invest the incoming funds. When an ETF sells shares in a creation unit, these costs are not incurred by the ETF. In the ETF creation unit process, the ETF will receive incoming transfers of shares or cash or a combination of shares and cash, so that the ETF does not incur traditional custody and brokerage costs when new ETF shares are created.
We discuss the expenses in more detail later in this Information Statement/Prospectus.
Q12.	Are there expenses the New ETF will incur that the mutual funds do not have?
A.
Yes. The New ETF requires some services, and incurs some expenses, that traditional mutual funds like the Fund do not incur. The New ETF will pay exchange registration and listing fees, to have its ETF shares listed on an exchange. The New ETF will also pay fees for services provided by the custodian and distributor for basket transaction services and the order entry process unique to ETFs. All of these fees are largely fixed, and these expenses are included in the “other expenses” component of the New ETF’s expenses as shown in the fee table of the New ETF. We discuss these specific expenses later in the accompanying Combined Information Statement/Prospectus in the section titled “Reasons for the Proposed Conversion”.

Q13.	Are there other benefits to the New ETF?
A.	Yes, there are a number of additional benefits to the ETF structure that the New ETF will receive. We identify these below, and we mention the risks associated with those benefits as well.

•
Flexibility to Exit. The New ETF offers significantly more flexibility for investors because investors can purchase and sell shares intra-day at a market-determined price, instead of being forced to wait to purchase or redeem at the next calculated NAV at the end of the trading day. This means that when you decide to purchase or sell shares of the New ETF, you can act on that decision immediately by calling your broker or placing an order in your on-line brokerage account. The price realized may be higher or lower than the New ETF’s NAV and might not be the same at the New ETF’s next calculated NAV at the close of the trading day. You should understand, however, that unlike a mutual fund shareholder, after the Conversion, you generally cannot redeem your shares directly from the fund at the next-calculated NAV, unless you are an Authorized Participant redeeming a Creation Unit.

•
Transparency. ETFs like the New ETF will operate with full transparency. What this means in practice is that the New ETF’s holdings, which will inform the computation of NAV, will be made public each day on the New ETF’s website prior to the opening of trading in the New ETF’s shares on its listing exchange. Some investors may find this advantageous as it may help them decide whether to invest or not; you and potential shareholders can examine the New ETF’s holdings and decide if the specific mix of holdings meets their needs. It also means that you know exactly what companies the ETF is investing in at all times. By contrast, a mutual fund’s holdings are only required to be disclosed quarterly, although certain holdings information may be publicly disclosed more frequently in accordance with the Fund’s portfolio holdings disclosure policy.

•
Brokerage Interaction for Sales -- ETFs are bought and sold differently than mutual funds. While ETFs enjoy a cost advantage over traditional open-end mutual funds, investors that wish to purchase or sell ETF shares after the Conversion will need to have a broker-dealer execute their transaction. Unlike a mutual fund, ETF shares cannot be purchased or redeemed directly from the New ETF (except by an Authorized Participant).  This could mean you may pay a brokerage commission to sell, or buy, ETF shares (although some brokerage firms no longer charge brokerage commissions for transactions in ETFs). Paying a brokerage commission may or may not be significant depending on the type of brokerage firm used, the commission structure (which could be a flat fee or a per share charge) and the services provided by the broker-dealer. By contrast, under the mutual fund model, shares in the Fund are currently available for purchase directly from the Fund without any charge and are also available through broker-dealers.  Currently, when shares in the Fund are traded through these broker-dealers, there may be a transaction charge, depending on your relationship, including whether you are participating in an investment arrangement that includes other charges, such as an account fee.

In addition, ETF shares have a bid-ask spread and this spread may be considered a form of transaction charge. A bid-ask spread is the difference between the highest price a buyer is willing to pay for ETF shares on the exchange, and the lowest price that a seller is willing to accept for ETF shares on the exchange. The bid-ask spread affects the price at which an investor is likely to be able to buy and sell ETF shares in the secondary market.  More specifically, the larger (or wider) the bid-ask spread, the farther away from NAV the current market price is likely to be.  Because all mutual fund shares are purchased and redeemed at NAV, investors do not experience such pricing variances when buying and selling mutual fund shares.
What does this mean, for you as a shareholder? Because ETF shares trade on an exchange at market prices rather than at the net asset value, ETF shares may trade at a price greater than net asset value (premium) or less than net asset value (discount). You may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase ETF shares (bid) and the lowest price a seller is willing to accept for ETF shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).
After the Conversion, information about the New ETF’s end-of-day NAV, market price, premiums and discounts, and bid-asks spreads will be available on the New ETF’s website at www.nb.com.
•
ETF Share Prices and NAV. One of the features of an ETF is that the mechanism that underpins the creation and redemption of ETF shares is designed to align the market price of the ETF’s share with its NAV. Only Authorized Participants are able to deal directly with the ETF itself, meaning only the Authorized Participants are able to create or redeem shares and then only in large blocks of shares called Creation Units. A creation or redemption transaction is generally accomplished by the Authorized Participants delivering or receiving a basket of securities into or from the ETF in exchange for shares in the ETF.  Further, because the securities that comprise the basket are known to the Authorized Participants and other traders, there exists an opportunity for the Authorized Participants and other traders to seek a profit when the NAV of the ETF varies from the market price of the ETF.

For example, when an ETF’s shares trade in the open market at a market price below NAV (at a “discount”), Authorized Participants likely will buy ETF shares in the market in sufficient size to form a Creation Unit and then redeem that Creation Unit with the ETF at NAV, profiting from the difference between the market price and the NAV. However, the act of bidding or purchasing ETF shares in such large blocks may have the effect of raising the market price at which the ETF shares trade, and thus align the market price more closely with the NAV.
Similarly, when an ETF’s shares trade at market prices above the NAV (at a “premium”), Authorized Participants would likely make new Creation Units of ETF shares, which they will then sell into the market, profiting from the difference, and this selling pressure also may have the effect of driving market price of the ETF shares closer to NAV.
The activity described here should work to keep the NAV and the market price generally in line with one another. There are times when markets are extremely volatile and this mechanism may become strained, and there have been instances where some ETFs trade at market prices significantly different from the NAV.

Q14.	When will the Conversion occur?
A.
The Adviser is anticipating a Conversion date on or about June 21, 2024. While this is the targeted date for the Conversion this date could be delayed.  In preparation for the Conversion, the last day to purchase or exchange shares of the Fund will be June 17.  Purchase or exchange orders for Fund shares must be placed by June 17, 2024. The last day to redeem Fund shares will be June 18, 2024. Redemption orders for Fund shares must be placed by June 18, 2024.

The Fund will publicly disclose updates on material developments throughout the process. Additionally, updates on the Conversion process will be available at www.nb.com.
Q15.	Who will pay for the Conversion?
A.	The costs of the Conversion will be borne by the Adviser, Neuberger Berman Investment Advisers LLC, whether or not the Conversion is consummated.
Q16.	Will you have to pay any sales load, commission or other similar fee in connection with the Conversion?
A.
No.  You will not pay any sales load, commission or other similar fee in connection with the Conversion. The Fund’s Class A shares are currently subject to a front-end sales charge. While the Fund’s Class A shares charge a contingent deferred sales charge on certain redemptions made within 18 months following purchases of $1 million or more made without an initial sales charge, and its Class C shares eliminate its contingent deferred sales charge one year after purchase, the Adviser began waiving all such contingent deferred sales charges effective February 26, 2024.

After the Conversion takes place, you will no longer redeem their individual shares directly from the Fund. Instead, you will be able to sell your shares in the secondary market, such as on an exchange. Such sales of shares take place through a broker, and some brokers charge commissions or other fees.
Q17.	Will the Conversion result in any federal tax liability to me?
A.
The Conversion is designed to be treated as a tax-free reorganization for federal income tax purposes. Thus, assuming that the parties comply with the terms of the Agreement and Plan of Reorganization, the Trust will receive an opinion of counsel, with respect to the Conversion, that the transaction will be a tax-free reorganization. The realized and unrealized gains, losses and net income for the Fund will carry over to the New ETF in the Conversion and will continue to be distributed in a manner consistent with the Fund.

There are a few caveats to this:
1.
Direct shareholders who do not transfer their Fund shares to a brokerage account or exchange their Fund shares for shares of other series of the Neuberger Berman fund family through June 18, 2024, will have their shares converted into shares of the New ETF and held by Equiniti, waiting for Direct Shareholders’ instructions on Conversion date (i.e. June 21, 2024). However, if a Direct Shareholder holds Fund shares through an IRA held directly with the Fund, and does not take action by June 18, 2024, Fund shares will be exchanged on Conversion date for shares of the State Street Institutional U.S. Government Money Market Fund with the same aggregate net asset value as the Direct Shareholder’s shares of the Fund.  Alternatively, financial intermediaries for shareholders who hold shares of the Fund through an account with a financial intermediary that is not able to hold shares of the New ETF, like many group retirement plans, may transfer those investments in the Fund to a different investment option prior to the Conversion.  Please consult with your financial intermediary for more information on the impact that the Conversion will have on you and your investments.

2.	As part of the Conversion, shareholders will receive cash compensation for fractional shares that they hold. The redemption of these fractional shares will likely be a taxable event for them.
3.
It is possible that the Fund may incur some capital gain in connection with the Conversion due to the fact that the Fund may hold various instruments, as of the Closing Date, which must be transferred to the New ETF in cash.  Thus, in the Conversion, the Fund may need to  sell those instruments, which could result in a capital gain.  The New ETF will receive the proceeds of any such sales.

4.
Prior to the Conversion, the Fund will continue to make its monthly distribution of net investment income.  In addition, the Fund may make a distribution of net realized capital and foreign currency gains, which would normally be made in December.  This distribution, if necessary, will be a taxable event for most shareholders.

You should consult your tax advisor about possible state and local tax consequences of the Conversion, if any, because the information about tax consequences in this document relates to the federal income tax consequences of the Conversion only.
Q19.	Can I purchase, redeem or exchange shares of the Fund before the Conversion takes place?
A.	Yes, although the Fund will be closed to new purchases as of June 18, 2024.
Purchases.  You may purchase Fund shares until June 17, 2024. We do not recommend that Direct Shareholders engage in additional purchase transactions, unless they intend to transfer such holdings into a brokerage account prior to the Conversion as on Conversion date (i.e., June 21, 2024) all Direct Shareholders of Fund shares will be converted into shares of the New ETF and held by Equiniti and all direct IRA holders that do not take action by June 18, 2024 will have their Fund shares exchanged for shares of the State Street Institutional U.S. Government Money Market Fund with the same aggregate net asset value as the Direct Shareholder’s shares of the Fund as part of the Conversion process.
Redemptions.  You may redeem Fund shares until June 18, 2024. That means your redemption order must be received by June 18, 2024. Direct Shareholders can redeem their shares by calling the customer service team at 800-877-9700. If you hold your Fund shares with a broker, you can purchase additional shares or redeem as usual by contacting your broker.
Exchanges.  Through June 18, 2024, you may exchange any Fund shares into another mutual fund in the Neuberger Berman fund family that your intermediary makes available to you.  Such an exchange will be treated as a normal exchange of shares. If you are a Direct Shareholder, you may exchange shares of the Fund into another fund by calling 800-877-9700 or by going to www.nb.com. If you hold your shares in a brokerage account, contact your broker regarding an exchange. After the Conversion, shares of the New ETF will not be able to be exchanged into another fund in the Neuberger Berman fund family.
Conversion.  Any shares outstanding as of June 21, 2024, the Closing Date, will be exchanged for shares of the New ETF or redeemed for cash, as appropriate.
These dates may change if the Closing Date of the Conversion changes.
Q20.	What if I want to redeem shares of the New ETF after the Conversion?
A.
You will need to contact your broker. After the Conversion, you will hold shares of the New ETF. Because the New ETF is an exchange traded fund, this means that you cannot redeem your individual shares anymore. Instead, you will need to call your broker and place an order to sell the ETF shares that you received in the Conversion. Depending on your brokerage firm this may mean paying a commission.

Q21.	What do I need to do to prepare for the Conversion?
A.
It is important for you to determine that you hold your shares of the Fund in the type of account that can accommodate the receipt of the ETF shares that will be received in the Conversion.  If you hold your shares of a Fund in an account directly with the Fund at the Fund’s transfer agent or in a brokerage account with a financial intermediary that only allows you to hold mutual fund shares, you will need to set up a brokerage account that allows investment in ETF shares.  A separate Q&A is provided to help you determine your account type and provide information about changing your type of account if necessary.

If shares are held in an account that cannot accept ETF shares at the time of the Conversion of the Fund, New ETF shares received in the Conversion will be held by a stock transfer agent, Equiniti Trust Company, LLC (“Equiniti”), until a brokerage account is identified into which Equiniti can transfer the shares.  If New ETF shares are not transferred into a brokerage account within a year of the date of the Conversion, the New ETF shares will be converted to cash and the cash proceeds sent to the accountholder of record (subject to applicable federal or state laws concerning unclaimed property).  For accounts deemed to be abandoned or unclaimed under applicable state law, the Fund may be required to transfer (escheat) unclaimed property (including shares of the Fund) to the appropriate state. The conversion of New ETF shares to cash may be subject to fees and expenses and will be a taxable event However, if a Direct Shareholder holds Fund shares through an IRA held directly with the Fund, and does not take action by June 18, 2024, Fund shares will be exchanged for shares of the State Street Institutional U.S. Government Money Market Fund

with the same aggregate net asset value as the Direct Shareholder’s shares of the Fund.   Alternatively, for shares held through an account with a financial intermediary that is not able to hold shares of the New ETF, like many group retirement plans, financial intermediaries may transfer such investments in the Fund to a different investment option prior to the Conversion.  Please consult with your financial intermediary for more information on the impact that the Conversion will have on you and your investments.
Transferring your shares from the Fund’s transfer agent to a brokerage account should be a simple process.  If you have a brokerage account or a relationship with a brokerage firm, please talk to your broker and inform the broker that you would like to transfer a mutual fund position that you hold directly with the Fund into your brokerage account.  Also inform your broker that such an account will need to be set up to accept ETF shares.  If you don’t have a brokerage account or a relationship with a brokerage firm, you will need to open an account.
We suggest you provide your broker with a copy of your quarterly statement from the Fund.  Your broker will require your account number with the Fund, which can be found on your statement.  Your broker will help you complete a form to initiate the transfer.  Once you sign that form, your broker will submit the form to the transfer agent directly, and the shares will be transferred into your brokerage account.  The sooner you initiate the transfer, the better.
Q22.	Whom do I contact for further information?
A.	You can contact your financial advisor for further information. You may also contact the Fund at 800-877-9700. You may also visit our website at www.nb.com.

Important additional information about the Conversion is set forth in the accompanying
Combined Information Statement/Prospectus. Please read it carefully.

NEUBERGER BERMAN INCOME FUNDS

1290 Avenue of the Americas
New York, NY 10104

COMBINED INFORMATION STATEMENT/PROSPECTUS
Reorganization of the NEUBERGER BERMAN SHORT DURATION BOND FUND, a series of Neuberger Berman Income Funds into the NEUBERGER BERMAN SHORT DURATION INCOME ETF, a series of Neuberger Berman ETF Trust

April 2, 2024
WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY
This Combined Information Statement/Prospectus is furnished to you as a shareholder of the Neuberger Berman Short Duration Bond Fund (the “Fund” or “Target Fund”). After careful consideration, the Target Fund’s investment adviser, Neuberger Berman Investment Advisers LLC (“NBIA” or the “Adviser”) recommended the reorganization of the Target Fund into the Neuberger Berman Short Duration Income ETF (the “Fund” or “New ETF”) to the Board of the Trustees of the Target Fund (the “Board”).  The Board approved the reorganization of the Target Fund into the New ETF at a Board meeting held on December 14, 2023. The Target Fund is a series of Neuberger Berman Income Funds, a Delaware statutory trust (“Target Trust”), and the New ETF is a series of Neuberger Berman ETF Trust, a Delaware statutory trust (the “New Trust”).
The Board has approved the reorganization and has determined that the reorganization is in the best interests of the Target Fund and its respective shareholders and that the interests of the Target Fund’s shareholders would not be diluted.
The Target Fund and the New ETF have the same investment objectives, investment strategies, policies, and restrictions and similar investment risks, and there will be no change in investment adviser or portfolio managers. There are differences in how the New ETF is distributed, and in purchase and redemption procedures for the New ETF, which are summarized below.
The New ETF will operate with a lower net expense ratio than Class A, Class C, Investor Class and Trust Class shares of the Fund and the same net expense ratio as Institutional Class shares of the Target Fund.  The Adviser has entered into an expense limitation agreement to ensure that you will receive New ETF shares that operate with a lower or the same net total expense ratio than the Target Fund. The expense limitation agreement is in place until October 31, 2027.

Throughout this Combined Information Statement/Prospectus, we refer to the transaction as a “Conversion.”  For purposes of this Combined Information Statement/Prospectus, the terms “shareholder,” “you” and “your” refer to the shareholders of the Target Fund. Each of the Target Trust and New Trust is an open-end management investment company organized as a Delaware statutory trust. NBIA is the investment adviser to the Target Fund and the New ETF.
Shares of the New ETF will be listed for trading on NYSE Arca, Inc. (“NYSE Exchange” or “Exchange”).
In preparation for the Conversion, the last day to purchase or exchange shares of the Target Fund will be June 17, 2024.  Purchase or exchange orders for Target Fund shares must be placed by June 17, 2024. The last day to redeem Target Fund shares will be June 18, 2024. Redemption orders for Target Fund shares must be placed by June 18, 2024. All Target Fund shares will be converted into New ETF Shares in connection with the Conversion, which is expected to close after the end of trading on or about June 21, 2024. Target Fund shares held by Direct Shareholders (as defined in the box on page 5 above) also will be converted into New ETF Shares that will be held by Equiniti Trust Company, LLC (“Equiniti”) until they are transferred to a brokerage account. However, Target Fund shares held through an IRA held directly with the Target Fund and for which no action is taken through June 18, 2024,  will be exchanged for shares of the State Street Institutional U.S. Government Money Market Fund with the same aggregate net asset value as the Direct Shareholder’s shares of the Fund.  For guidance on determining whether you are a Direct Shareholder, see the box on page 5 above. The New ETF will open for trading on or about June 24, 2024. This Combined Information Statement/Prospectus sets forth the information you should know about the Conversion of the Target Fund and constitutes an offering of the shares of the New ETF issued in the Conversion. Please read it carefully and retain it for future reference.
In addition, the following documents each have been filed with the Securities and Exchange Commission (the “SEC”), and are incorporated herein by reference:

•	the Prospectus for the Target Fund, dated February 28, 2024, which is on file with the SEC (http://www.sec.gov) (File No. 811-03802) (Accession No. 0001206774-24-000183);

•	the Statement of Additional Information of the Target Fund, dated February 28, 2024, which is on file with the SEC (http://www.sec.gov) (File No. 811-03802) (Accession No. 0001206774-24-000183);

•
the Annual Report to shareholders of the Target Fund for the fiscal year ended October 31, 2023, which has previously been sent to shareholders of the Target Fund and is on file with the SEC (http://www.sec.gov) (File No. 811-03802) (Accession No. 0000898432-24-000023); and

•
the Semi-Annual Report to shareholders of the Target Fund for the fiscal period ended April 30, 2023, which has previously been sent to shareholders of the Target Fund and is on file with the SEC (http://www.sec.gov) (File No. 811-03802) (Accession No. 0000898432-23-000424).

Because the New ETF has not yet commenced operations, no annual or semi-annual report is available.
This Combined Information Statement/Prospectus will be mailed on or about April 2, 2024 to shareholders of record of the Target Fund as of March 21, 2024.
The Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (“Exchange Act”), and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith, files reports and other information, including proxy materials, with the SEC. Reports and other information about the Fund is available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
The Target Fund’s Prospectus, Statement of Additional Information, annual and semi-annual reports and the Statement of Additional Information related to this Combined Information Statement/Prospectus are available upon request and without charge by writing to the Target Fund at Neuberger Berman Investment Advisers LLC, 1290 Avenue of the Americas, New York, NY 10104 or by calling toll-free at 877-628-2583. They are also available, free of charge, at www.nb.com.
The New ETF has not yet commenced operations as of the date of this Combined Information Statement/Prospectus, and therefore no prospectus or statement of additional information (other than this Combined Information Statement/Prospectus) or annual or semi-annual report is available for the New ETF at this time.  The New ETF has filed a Prospectus and Statement of Additional Information for the New ETF as it will be offered after the Conversion.  Those filings will be effective prior to or upon the closing of the Conversion.
THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS COMBINED INFORMATION STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION NOT CONTAINED IN THIS COMBINED INFORMATION STATEMENT/PROSPECTUS AND, IF SO GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THIS COMBINED INFORMATION STATEMENT/PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY SECURITIES IN ANY JURISDICTION IN WHICH, OR TO ANY PERSON TO WHOM, IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION.
WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

TABLE OF CONTENTS

SUMMARY	23
Fees and Expenses	23
Investment Objectives and Principal Strategies	28
Principal Risks	28
Distribution, Purchase Procedures, Exchange Rights and Redemption Procedures	30
Additional Information on Differences in Purchases of Shares	31
Additional Information on Differences in Exchange Privileges	32
Additional Information on Differences in Redemption Rights	32
Federal Tax Consequences	33
INFORMATION ABOUT THE CONVERSION	34
Conversion	34
Reasons for the Proposed Conversion	35
Board Considerations	36
COMPARISON OF THE TARGET FUND AND NEW ETF	38
Comparison of Investment Objectives, Principal Investment Strategies, Principal Risks, and Fundamental Investment Policies	38
Investment Objectives	39
Principal Investment Strategies	39
Principal Risks	42
Fundamental Investment Policies	60
Performance History	61
MANAGEMENT OF THE FUNDS	66
The Investment Adviser	66
Portfolio Managers	68
Other Service Providers	69

Purchase, Redemption/Sale and Pricing of Fund Shares	69
Frequent Trading/Market Timing	72
Dividends, Distributions and Taxes	73
Federal Income Taxes	73
FINANCIAL HIGHLIGHTS	75
ADDITIONAL INFORMATION RELATING TO THE CONVERSION	75
Description of the Conversion	75
Capitalization	77
Portfolio Turnover	79
Federal Income Taxes	79
Portfolio Repositioning	80
Expenses of the Conversion	80
Share Certificates	80
OTHER INFORMATION	81
Shareholder Information	81
Shareholder Rights and Description of Securities to Be Issued	84
Shareholder Proposals	85
APPENDIX A	86
APPENDIX B	104
APPENDIX C	110
APPENDIX D	124

SUMMARY
The following summarizes more complete information appearing later in this Combined Information Statement/Prospectus. Shareholders should read the entire Combined Information Statement/Prospectus carefully.
This Combined Information Statement/Prospectus relates to the Conversion of the Target Fund into the New ETF. The Conversion is taking place to convert the Target Fund, which is a traditional open-end mutual fund, into an ETF.
Target Fund	New ETF
Neuberger Berman Short Duration Bond Fund	Neuberger Berman Short Duration Income ETF

The Target Fund is a series of Neuberger Berman Income Funds, a Delaware statutory trust (the “Target Trust”), and the New ETF is a series of Neuberger Berman ETF Trust, a Delaware statutory trust (the “New Trust”).
The Target Trust and New Trust are open-end management investment companies registered with the SEC. The Target Fund and the New ETF are organized as separate series of the Target Trust and New Trust, respectively. Neuberger Berman Investment Advisers LLC (“NBIA” or the “Adviser”) serves as investment adviser to the Target Fund and the New ETF.
The Target Fund currently has five classes of shares, Class A, Class C, Investor Class, Institutional Class and Trust Class shares.
Fees and Expenses
As an investor in any fund, one pays different types of fees and expenses when buying and holding shares. Shareholders pay certain of these fees and expenses indirectly because they are deducted from fund assets.
The following tables allow you to compare the shareholder fees and annual fund operating expenses as a percentage of the aggregate daily net assets of the Target Fund and the New ETF. For the Conversion, the tables below show each of the Target Fund’s class’ fees and expenses based on the Target Fund’s average net assets as of October 31, 2023 and actual expenses incurred. The pro forma expenses of the New ETF are estimated and assume that the New ETF will have the same assets as the Target Fund’s average net assets as of October 31, 2023. The New ETF (Pro Forma) column shows the fees and expenses that will apply going forward.

	Target Fund (Institutional Class Shares)	New ETF (Pro Forma)
Shareholder Fees (fees paid directly from your investment)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees:	0.32	0.26
Distribution and/or shareholder service (Rule 12b-1) fees	None	None
Other expenses	0.25	0.20[1]
Total annual operating expenses	0.57	0.46
Fee waiver and/or expense reimbursement	0.22	0.11
Total annual operating expenses after fee waiver and/or expense reimbursement	0.35[2]	0.35[3]
1 “Other expenses” are based on estimated amounts for the current fiscal year; actual expenses may vary.
2 Neuberger Berman Investment Advisers LLC has contractually undertaken to waive and/or reimburse certain fees and expenses of the Target Fund’s Institutional Class so that the total annual operating expenses (excluding interest, brokerage commissions, acquired fund fees and expenses, taxes including any expenses relating to tax reclaims, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) (“Operating Expenses”) of the class are limited to 0.34% of average net assets. This undertaking lasts until 10/31/2027 and may not be terminated during its term without the consent of the Target Fund’s Board of Trustees. The Target Fund has agreed that Institutional Class will repay Neuberger Berman Investment Advisers LLC for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual Operating Expenses to exceed 0.34% of the class’ average net assets, respectively. Any such repayment must be made within three years after the year in which the Adviser incurred the expense.

3 Neuberger Berman Investment Advisers LLC has contractually undertaken to waive and/or reimburse certain fees and expenses of the New ETF so that the total annual operating expenses (excluding interest, brokerage commissions, acquired fund fees and expenses, taxes including any expenses relating to tax reclaims, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) (“Operating Expenses”) of the New ETF are limited to 0.34% of average net assets. This undertakings lasts until 10/31/2027 and may not be terminated during its term without the consent of the New ETF’s Board of Trustees. The New ETF has agreed that it will repay Neuberger Berman Investment Advisers LLC for fees and expenses waived or reimbursed for the New ETF, including those fees and expenses waived or reimbursed for the Target Fund, provided that repayment does not cause annual Operating Expenses to exceed 0.34% of the New ETF’s average net assets. Any such repayment must be made within three years after the year in which the Adviser incurred the expense.

	Target Fund (Class A Shares)	New ETF (Pro Forma)
Shareholder Fees (fees paid directly from your investment)
Maximum initial sales charge on purchases (as a % of offering price)	2.50	None
Maximum contingent deferred sales charge (as a % of the lower of original purchase price or current market value)[1]	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees:	0.44	0.26
Distribution and/or shareholder service (Rule 12b-1) fees	0.25	None
Other expenses	0.27	0.20[2]
Total annual operating expenses	0.96	0.46
Fee waiver and/or expense reimbursement	0.24	0.11
Total annual operating expenses after fee waiver and/or expense reimbursement	0.72[3]	0.35[4]

1 For Class A shares, a contingent deferred sales charge (“CDSC”) of 1.00% applies on certain redemptions made within 18 months following purchases of $1 million or more made without an initial sales charge. For Class C shares, the CDSC is eliminated one year after purchase.
2 “Other expenses” are based on estimated amounts for the current fiscal year; actual expenses may vary.
3 Neuberger Berman Investment Advisers LLC has contractually undertaken to waive and/or reimburse certain fees and expenses of the Target Fund’s Class A so that the total annual operating expenses (excluding interest, brokerage commissions, acquired fund fees and expenses, taxes including any expenses relating to tax reclaims, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) (“Operating Expenses”) of the class are limited to 0.71% of average net assets. This undertaking lasts until 10/31/2027 and may not be terminated during its term without the consent of the Target Fund’s Board of Trustees. The Target Fund has agreed that Class A will repay Neuberger Berman Investment Advisers LLC for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual Operating Expenses to exceed 0.71% of the class’ average net assets, respectively. Any such repayment must be made within three years after the year in which the Adviser incurred the expense.

4 Neuberger Berman Investment Advisers LLC has contractually undertaken to waive and/or reimburse certain fees and expenses of the New ETF so that the total annual operating expenses (excluding interest, brokerage commissions, acquired fund fees and expenses, taxes including any expenses relating to tax reclaims, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) (“Operating Expenses”) of the New ETF are limited to 0.34% of average net assets. This undertakings lasts until 10/31/2027 and may not be terminated during its term without the consent of the New ETF’s Board of Trustees. The New ETF has agreed that it will repay Neuberger Berman Investment Advisers LLC for fees and expenses waived or reimbursed for the New ETF, including those fees and expenses waived or reimbursed for the Target Fund, provided that repayment does not cause annual Operating Expenses to exceed 0.34% of the New ETF’s average net assets. Any such repayment must be made within three years after the year in which the Adviser incurred the expense.

	Target Fund (Class C Shares)	New ETF (Pro Forma)
Shareholder Fees (fees paid directly from your investment)
Maximum initial sales charge on purchases (as a % of offering price)	None	None
Maximum contingent deferred sales charge (as a % of the lower of original purchase price or current market value)[1]	1.00	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees:	0.44	0.26
Distribution and/or shareholder service (Rule 12b-1) fees	1.00	None
Other expenses	0.27	0.20[2]
Total annual operating expenses	1.71	0.46
Fee waiver and/or expense reimbursement	0.24	0.11
Total annual operating expenses after fee waiver and/or expense reimbursement	1.47[3]	0.35[4]
1 For Class A shares, a contingent deferred sales charge (“CDSC”) of 1.00% applies on certain redemptions made within 18 months following purchases of $1 million or more made without an initial sales charge. For Class C shares, the CDSC is eliminated one year after purchase.
2 “Other expenses” are based on estimated amounts for the current fiscal year; actual expenses may vary.
3 Neuberger Berman Investment Advisers LLC has contractually undertaken to waive and/or reimburse certain fees and expenses of the Target Fund’s Class C so that the total annual operating expenses (excluding interest, brokerage commissions, acquired fund fees and expenses, taxes including any expenses relating to tax reclaims, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) (“Operating Expenses”) of the class are limited to 1.46% of average net assets. This undertaking lasts until 10/31/2027 and may not be terminated during its term without the consent of the Target Fund’s Board of Trustees. The Target Fund has agreed that Class C will repay Neuberger Berman Investment Advisers LLC for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual Operating Expenses to exceed 1.46% of the class’ average net assets, respectively. Any such repayment must be made within three years after the year in which the Adviser incurred the expense.

4 Neuberger Berman Investment Advisers LLC has contractually undertaken to waive and/or reimburse certain fees and expenses of the New ETF so that the total annual operating expenses (excluding interest, brokerage commissions, acquired fund fees and expenses, taxes including any expenses relating to tax reclaims, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) (“Operating Expenses”) of the New ETF are limited to 0.34% of average net assets. This undertakings lasts until 10/31/2027 and may not be terminated during its term without the consent of the New ETF’s Board of Trustees. The New ETF has agreed that it will repay Neuberger Berman Investment Advisers LLC for fees and expenses waived or reimbursed for the New ETF, including those fees and expenses waived or reimbursed for the Target Fund, provided that repayment does not cause annual Operating Expenses to exceed 0.34% of the New ETF’s average net assets. Any such repayment must be made within three years after the year in which the Adviser incurred the expense.

	Target Fund (Investor Class Shares)	New ETF (Pro Forma)
Shareholder Fees (fees paid directly from your investment)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees:	0.44	0.26
Distribution and/or shareholder service (Rule 12b-1) fees	None	None
Other expenses	0.37	0.20[1]
Total annual operating expenses	0.81	0.46
Fee waiver and/or expense reimbursement	0.26	0.11
Total annual operating expenses after fee waiver and/or expense reimbursement	0.55[2]	0.35[3]
1 “Other expenses” are based on estimated amounts for the current fiscal year; actual expenses may vary.
2 Neuberger Berman Investment Advisers LLC has contractually undertaken to waive and/or reimburse certain fees and expenses of the Target Fund’s Investor Class so that the total annual operating expenses (excluding interest, brokerage commissions, acquired fund fees and expenses, taxes including any expenses relating to tax reclaims, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) (“Operating Expenses”) of the class are limited to 0.54% of average net assets. This undertaking lasts until 10/31/2027 and may not be terminated during its term without the consent of the Target Fund’s Board of Trustees. The Target Fund has agreed that Investor Class will repay Neuberger Berman Investment Advisers LLC for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual Operating Expenses to exceed 0.54% of the class’ average net assets, respectively. Any such repayment must be made within three years after the year in which the Adviser incurred the expense.

3 Neuberger Berman Investment Advisers LLC has contractually undertaken to waive and/or reimburse certain fees and expenses of the New ETF so that the total annual operating expenses (excluding interest, brokerage commissions, acquired fund fees and expenses, taxes including any expenses relating to tax reclaims, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) (“Operating Expenses”) of the New ETF are limited to 0.34% of average net assets. This undertakings lasts until 10/31/2027 and may not be terminated during its term without the consent of the New ETF’s Board of Trustees. The New ETF has agreed that it will repay Neuberger Berman Investment Advisers LLC for fees and expenses waived or reimbursed for the New ETF, including those fees and expenses waived or reimbursed for the Target Fund, provided that repayment does not cause annual Operating Expenses to exceed 0.34% of the New ETF’s average net assets. Any such repayment must be made within three years after the year in which the Adviser incurred the expense.

	Target Fund (Trust Class Shares)	New ETF (Pro Forma)
Shareholder Fees (fees paid directly from your investment)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees:	0.67	0.26
Distribution and/or shareholder service (Rule 12b-1) fees	None	None
Other expenses	0.29	0.20[1]
Total annual operating expenses	0.96	0.46
Fee waiver and/or expense reimbursement	0.31	0.11
Total annual operating expenses after fee waiver and/or expense reimbursement	0.65[2]	0.35[3]

1 “Other expenses” are based on estimated amounts for the current fiscal year; actual expenses may vary.
2 Neuberger Berman Investment Advisers LLC has contractually undertaken to waive and/or reimburse certain fees and expenses of the Target Fund’s Trust Class so that the total annual operating expenses (excluding interest, brokerage commissions, acquired fund fees and expenses, taxes including any expenses relating to tax reclaims, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) (“Operating Expenses”) of the class are limited to 0.64% of average net assets. This undertaking lasts until 10/31/2027 and may not be terminated during its term without the consent of the Target Fund’s Board of Trustees. The Target Fund has agreed that Trust Class will repay Neuberger Berman Investment Advisers LLC for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual Operating Expenses to exceed 0.64% of the class’ average net assets, respectively. Any such repayment must be made within three years after the year in which the Adviser incurred the expense.

3 Neuberger Berman Investment Advisers LLC has contractually undertaken to waive and/or reimburse certain fees and expenses of the New ETF so that the total annual operating expenses (excluding interest, brokerage commissions, acquired fund fees and expenses, taxes including any expenses relating to tax reclaims, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) (“Operating Expenses”) of the New ETF are limited to 0.34% of average net assets. This undertakings lasts until 10/31/2027 and may not be terminated during its term without the consent of the New ETF’s Board of Trustees. The New ETF has agreed that it will repay Neuberger Berman Investment Advisers LLC for fees and expenses waived or reimbursed for the New ETF, including those fees and expenses waived or reimbursed for the Target Fund, provided that repayment does not cause annual Operating Expenses to exceed 0.34% of the New ETF’s average net assets. Any such repayment must be made within three years after the year in which the Adviser incurred the expense.
Expense Examples
These Examples are intended to help you compare the cost of investing in the Target Fund with the cost of investing in the New ETF. The Examples assume that you invest $10,000 in each fund for the time periods indicated and then redeem or continue to hold all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that each fund’s operating expenses remain the same. The Examples further assume that the expense limitation of the Target Fund and New ETF described in the footnote to the fee table shown above are in effect for the periods described in the footnote. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Target Fund – Class A	$322	$474	$695	$1,331
Target Fund – Class C (assuming redemption)	$250	$465	$857	$1,956
Target Fund – Class C (assuming no redemption)	$150	$465	$857	$1,956
Target Fund – Institutional Class	$36	$113	$249	$647
Target Fund – Investor Class	$56	$176	$369	$925
Target Fund – Trust Class	$66	$208	$435	$1,088
New ETF (pro forma)	$36	$113	$223	$545

For the Conversion, the projected post-reorganization pro forma annual fund operating expenses (shown above under the heading Fees and Expenses) and the pro forma expense example (shown above under the heading Expense Examples) are based on material assumptions. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense savings will be achieved because expenses depend on a variety of factors, including the future level of the New ETF’s assets at the time it commences investment operations, many of which are beyond the control of the Adviser or the New ETF.
Investment Objectives and Principal Strategies
•
The Target Fund and the New ETF have the same investment objective, principal strategies, principal risks, and fundamental investment policies. The same Adviser and portfolio managers will continue to manage the New ETF.

•	Each Fund seeks the highest available current income consistent with liquidity and low risk to principal. Each Fund also seeks total return as a secondary goal.

•	Each Fund invests mainly in fixed and floating rate investment-grade bonds and other debt securities issued by domestic and foreign governments, corporate entities, and trusts.

•	Each Fund normally seeks to maintain an average portfolio duration of three years or less.

•	Each Fund is a diversified fund under the Investment Company Act of 1940 (“1940 Act”).

For a more detailed information regarding the principal investment strategies of the Target Fund and the New ETF, see “Comparison of the Target Fund and New ETF – Principal Investment Strategies” later in this Combined Information Statement/Prospectus.
Principal Risks
Because New ETF will operate using the same investment strategies and policies as the Target Fund, the principal risks of the Target Fund will also apply to the New ETF.
The New ETF has some additional risks, however, due to its operations as an ETF. These additional risks are:
•
Authorized Participants Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants. To the extent they exit the business or are otherwise unable to proceed in creation and redemption transactions with the Fund and no other Authorized Participant is able to step forward to create or redeem, shares of the Fund may be more likely to trade at a premium or discount to net asset value (“NAV”) and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for ETFs, such as the Fund, that invest in securities issued by non-U.S. issuers or other securities or instruments that have lower trading volumes.

•
International Closed Market Trading Risk. To the extent the Fund’s investments trade in markets that are closed when the Fund and NYSE Arca, Inc. (“Exchange”) are open, there are likely to be deviations between current pricing of an underlying security and the last quoted price for the underlying security (i.e., the Fund’s quote from the closed foreign market). As a result, premiums or discounts to NAV may develop in share prices. In addition, shareholders may not be able to purchase or redeem their shares of the Fund, or purchase or sell shares of the Fund on the Exchange, on days when the NAV of the Fund could be significantly affected by events in the relevant non-U.S. markets.

•
Premium/Discount Risk. There may be times when the market price of the Fund’s shares is more than the NAV intra-day (at a premium) or less than the NAV intra-day (at a discount). As a result, shareholders of the Fund may pay more than NAV when purchasing shares and receive less than NAV when selling Fund shares. This risk is heightened in times of market volatility or periods of steep market declines. In such market conditions, market or stop loss orders to sell Fund shares may be executed at prices well below NAV.

•
Secondary Market Trading Risk. Investors buying or selling shares in the secondary market will normally pay brokerage commissions, which are often a fixed amount and may be a significant proportional cost for investors buying or selling relatively small amounts of shares. Secondary market trading is subject to bid-ask spreads and trading in Fund shares may be halted by the Exchange because of market conditions or other reasons. If a trading halt occurs, a shareholder may temporarily be unable to purchase or sell shares of the Fund. The bid-ask spread, which varies over time, is generally narrower if the Fund has more trading volume and market liquidity and wider if the Fund has less trading volume and market liquidity. In addition, the bid-ask spread can be affected by the liquidity of the Fund’s underlying investments and can widen if the Fund’s underlying investments become less liquid or illiquid. Further, although the Fund’s shares are listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained or that the Fund’s shares will continue to be listed.

•
Cash Transactions Risk. Unlike certain ETFs, the Fund may effect its creations and redemptions in cash or partially in cash. As a result, an investment in the Fund may be less tax-efficient than an investment in other ETFs. Other ETFs generally are able to make in-kind redemptions and avoid realizing gains in connection with transactions designed to raise cash to meet redemption requests. If the Fund effects a portion of redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds, which also involves transaction costs. If the Fund recognizes gain on these sales, this generally will cause the Fund to recognize gain it might not otherwise have recognized if it were to distribute portfolio securities in-kind, or to recognize such gain sooner than would otherwise be required. The Fund generally intends to distribute these gains to shareholders to avoid being taxed on this gain at the Fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than, if they had made an investment in a different ETF. To the extent any costs associated with cash transactions are not offset by any transaction fees payable by an authorized participant, the Fund’s performance could be negatively impacted.

For more information, see “Comparison of the Target Fund and New ETF –Principal Risks” later in this Combined Information Statement/Prospectus.
Distribution, Purchase Procedures, Exchange Rights and Redemption Procedures
There are material differences in the distribution procedures, purchase procedures and exchange rights, and redemption procedures of the Target Fund and the New ETF. The table below summarizes the changes generally.  Please see the narrative discussion following the table for more information about these differences.
	Target Fund	New ETF
Distribution	Shares may be purchased directly from the Target Fund or through financial intermediaries, including platforms.	Individual shares may be purchased in the secondary market on an exchange, through a broker.
New shares may only be purchased directly from the New ETF in large groups called “Creation Units” (25,000 or more shares) and only through certain investors, called “Authorized Participants.”
Purchase procedures	Shareholders open an account with the Target Fund or otherwise purchase their shares through their financial intermediary.	Shareholders purchase or sell individual shares on the exchange, through a broker. Only Authorized Participants may purchase Creation Units of shares from the New Trust.
Exchange rights	Shares of the Target Fund may be exchanged for the same Class shares of another series of the Target Trust.	ETF shares have no exchange rights.
Redemption procedures	Shareholders may redeem shares directly from the Fund at NAV at any time and will receive proceeds in cash.
Individual shareholders will normally “exit” their investment in the New ETF by selling shares on the exchange, through a broker.
Shares may only be redeemed by Authorized Participants in Creation Units and are redeemed either in cash, in-kind or a combination of in-kind and cash.

For both the Target Fund and the New ETF, the NAV is determined at the close of regular trading (normally 4:00 p.m. Eastern Time) on each day that the New York Stock Exchange (“NYSE Exchange ”) is open for business.
Further, each of the Target Fund and New ETF generally values portfolio securities at market value. Because the value of portfolio securities changes every business day, the share price of the Target Fund or New ETF usually changes as well. In the event of an emergency or other disruption in trading on the NYSE Exchange, the NAV of the Target Fund or New ETF would still normally be determined as of 4:00 P.M., Eastern time. The NYSE Exchange is generally closed on all national holidays and Good Friday; shares of the Target Fund or New ETF will not be priced on those days or other days on which the NYSE Exchange is scheduled to be closed. When the NYSE Exchange is closed for unusual reasons, shares of the Target Fund or New ETF will generally not be priced although the Target Fund or New ETF may decide to remain open and in such a case, it would post a notice on www.nb.com.
Additional Information on Differences in Purchases of Shares
Target Fund.  Shares of the Target Fund are sold at NAV. Shareholders or prospective shareholders of the Target Fund may purchase shares of the Target Fund on any day that the NYSE Exchange is open for trading, subject to certain restrictions. Purchases may be made by contacting Neuberger Berman Income Funds by calling 800.877.9700. You also may purchase shares through a financial intermediary. The minimum initial investment for Institutional Class shares of the Target Fund is $1 million. The minimum initial investment for Class A, Class C or Trust Class shares of the Target Fund is $1,000. The minimum initial investment for Investor Class shares of the Target Fund is $2,000. Additional investments can be as little as $100. The initial investment minimum may be waived in certain cases.
New ETF.  The New ETF will be traded on NYSE Arca, Inc. during the trading day.  Individual shares can be bought and sold in the secondary market (the exchange) through a broker or dealer at a market price throughout the trading day, like other shares of publicly traded securities. ETF shares are bought and sold at market prices, rather than the NAV, and shares may trade at a price greater or less than the NAV. There is no minimum investment for purchases made on the exchange. When buying or selling ETF shares through a broker, you may incur customary brokerage commissions and charges. When charged, the commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you will incur the cost of the “spread,” which is the difference between what investors are willing to pay for shares (the “bid” price) and the price at which they are willing to sell the shares (the “ask” price). The spread with respect to an ETF’s shares varies over time based on the ETF’s trading volume and market liquidity and is generally lower (or narrow) if the ETF has a lot of trading volume and market liquidity and higher (or wider) if the ETF has little trading volume and market liquidity. When the spread widens, particularly in times of market stress, you may pay significantly more or receive significantly less than the underlying value of the ETF shares when you buy or sell ETF shares in the secondary market. Because of the costs of buying and selling ETF shares, frequent trading may reduce investment returns.

Only certain large investors that have contractually agreed to be, and have been designated as, Authorized Participants are able to purchase and redeem large blocks of shares directly with the New ETF. Purchase and redemption activity conducted by Authorized Participants directly with the New ETF will be done in increments of 25,000 share Creation Units. A fee (called a “Transaction Fee”) is expected to be charged to Authorized Participants who create or redeem New ETF shares in Creation Units. The New Trust currently expects the New ETF’s standard Transaction Fee to be $125 for in-kind transactions and $100 for cash transactions. The New ETF may also impose a variable Transaction Fee of up to 2% of the value of the Creation Unit(s) being purchased.  Under normal circumstances, the New ETF will issue or redeem Creation Units in return for a basket of assets and/or cash amount that the New ETF specifies each day and are effected at the NAV as next determined after the receipt of an order in proper form. The value of the minimum initial and subsequent investment by an Authorized Participant varies with the value of this basket of assets specified by the ETF each day.  Authorized Participants may only purchase and redeem shares in Creation Units by submitting an order through the New ETF’s transfer agent to its distributor. More information about the purchase and sale of ETF shares in Creation Units can be found in the New ETF’s Statement of Additional Information under the heading “Creation and Redemption of Creation Units.”
Purchase and redemption activity conducted by Authorized Participants directly with the New ETF is subject to a Transaction Fee. A Transaction Fee is charged on each Creation Unit and is paid by Authorized Participants who create or redeem shares in Creation Units. The amount of the Transaction Fee can change from time to time and the specific amount is announced to Authorized Participants before the fee changes.
Additional Information on Differences in Exchange Privileges
Target Fund.  Shareholders of the Target Fund may exchange their shares for shares of other series of Neuberger Berman fund family.
New ETF.  There is no exchange privilege for the New ETF. This means that to exit an investment in the New ETF, a shareholder will need to sell the shares in the secondary market at the then-current market price and may incur a brokerage commission or other fee to do so.
Additional Information on Differences in Redemption Rights
Target Fund. Shares of the Target Fund are redeemed directly from the Target Fund at NAV on any day that the NYSE Exchange is open for trading, subject to certain restrictions. Redemptions may be made by mailing an application or redemption request, by first class mail (Neuberger Berman Funds, P.O. Box 219189, Kansas City, MO 64121-9189), by express delivery, registered mail, or certified mail (Neuberger Berman Funds, 430 West 7th Street, Suite 219189, Kansas City, MO 64105-1407), or by wire, fax, telephone, exchange, or systematic investment or withdrawal (call 800-877-9700 for instructions). Shareholders may also redeem shares through their financial advisory or other financial intermediary.

New ETF.  The New ETF is traded on the Exchange. Individual ETF shares are not redeemed by investors directly from the New ETF, except in Creation Units. To exit an investment, an investor would sell individual ETF Shares on the exchange through a broker-dealer. If you wish to sell shares of the New ETF, you should contact your broker. You may incur a brokerage fee when selling shares of the New ETF. Because the Shares trade on an exchange at market prices rather than at the NAV shares may trade at market prices that are greater than NAV (premium) or less than NAV (discount).
Only certain large investors that have contractually agreed to be, and have been designated as, Authorized Participants are able to redeem large blocks of shares directly with the New ETF. Redemption activity conducted by Authorized Participants directly with the New ETF will generally be done in increments of 25,000 share Creation Units. A Transaction Fee is charged per Creation Unit to Authorized Participants who redeem shares in Creation Units. The New Trust currently expects the New ETF’s standard Transaction Fee to be $250 for in-kind transactions and $100 for cash transactions. The New ETF may also impose a variable Transaction Fee of up to 2% of the value of the Creation Unit(s) being redeemed.
The New ETF will redeem Creation Units in return for a basket of instruments and/or cash that the New ETF specifies each day, which basket will have the same aggregate value as the aggregate NAV of the Creation Unit(s) redeemed. Shares of the New ETF may only be redeemed in Creation Units by submitting an order to the New ETF’s transfer agent.
Redemption proceeds for a Creation Unit may be paid in cash or partially in cash. Redemption proceeds for a Creation Unit will consist of securities and/or cash in an amount equal to the difference between the NAV of the shares of the New ETF being redeemed, as next determined after a receipt of a request in proper form less any fixed redemption transaction fee and any applicable additional variable charge.
More information about the purchase and sale of shares in Creation Units can be found in the Statement of Additional Information under “Creation and Redemption of Creation Units.”  In addition, more detailed information is available below in this Combined Information Statement/Prospectus in the section entitled “Comparison of the Target Fund and New ETF —Purchase, Redemption/Sale and Pricing of Fund Shares”.
Federal Tax Consequences
Note: Throughout the Combined Information Statement/Prospectus, we have called the transaction described as a “Conversion”, but this section uses the term “Reorganization.” This is because the discussion that follows is based on applicable federal tax laws as set forth in the Internal Revenue Code of 1986, as amended (“Code”), which has a special definition of “reorganization” and detailed rules that use the word “reorganization.” The Conversion is a “Reorganization” for purposes of the tax discussions in this document.
The Reorganization is expected to be a tax-free reorganization under Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, no gain or loss is expected to be recognized by the Target Fund shareholders as a direct result of the Reorganization (except with respect to cash, if any, received in lieu of fractional shares). The distribution of money market fund shares to IRAs will result in the recognition of gain or loss but should not result in any tax payable by such IRAs or their account owner due to their tax-exempt status provided that the IRAs are not terminated at that time. As a non-waivable condition to the Reorganization, the Trust will have received an opinion of counsel to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes as defined by Section 368(a)(1)(F) of the Code. For more information on the tax consequences of the Reorganization, see “Additional Information Relating to the Conversion – Federal Income Taxes” later in this Combined Information Statement/Prospectus.
INFORMATION ABOUT THE CONVERSION
Conversion
As further explained in this Combined Information Statement/Prospectus, the Conversion will be effected pursuant to an Agreement and Plan of Reorganization (“Reorganization Agreement”).
The Conversion will involve several steps, however, which will affect you as a shareholder. First, on or about May 30, 2024, each Class of shares of the Target Fund will be consolidated into the Institutional Class (without a contingent deferred sales charge or other charge). Accordingly, after that date, all Target Fund shareholders will own Institutional Class shares.
Second, on or about June 14, 2024, the Target Fund will conduct a reverse stock split to increase the NAV per share of Institutional Class shares while decreasing the total number of the issued and outstanding Institutional Class shares. A shareholder’s total investment value, however, will not be affected by the reverse split – meaning, the value of your investment in the Fund will be the same before and after the reverse split. The reverse stock split will not be a taxable event, nor does it have an impact on the Target Fund’s holdings or its performance.
Third, on June 21, 2024, any fractional shares of the Target Fund held by shareholders will be redeemed, and the Target Fund will distribute such redemption proceeds to those shareholders. The redemption of your fractional shares will likely be a taxable event.  Thus, you are encouraged to consult your tax advisor to determine the effect of any such redemption.
Finally, on  June 21, 2024, the Conversion will occur.  In the Conversion, the Target Fund will transfer all of its assets to the New ETF in exchange for the assumption of all liabilities of the Target Fund by the New ETF, and shares of the New ETF having an aggregate NAV (plus cash in lieu of fractional shares, if any) equal to the aggregate NAV of the shares of the Target Fund on the Closing Date for the Conversion (currently, the Closing Date is expected to be  June 21, 2024, but could be a later date agreed to by the Target Fund and the New ETF). The shares of the New ETF will be distributed pro rata to the shareholders of the Target Fund. Holders of shares of the Target Fund will receive the number of shares of the New ETF (and cash in lieu of fractional shares, if any) equal in value to the aggregate NAV of the shares of the Target Fund held immediately prior to the Conversion. As a result of the Conversion, a shareholder of the Target Fund will have approximately the same percentage of ownership in the New ETF as such shareholder’s percentage of ownership in the Target Fund prior to the Conversion, adjusted for the payment of cash in redemption of fractional shares.

The Board of Trustees for each of the Target Fund and the New ETF, including the Trustees who are not “interested persons” of Target Trust or the New Trust (as defined in the 1940 Act) (the “Independent Trustees”), on behalf of the Target Fund and the New ETF, respectively, each have approved the Reorganization Agreement. The Reorganization Agreement provides for:
•	the transfer of substantially all of the assets of the Target Fund to the New ETF in exchange for shares of the New ETF and the New ETF’s assumption of liabilities of the Target Fund;

•	the distribution of such New ETF shares to the Target Fund’s shareholders; and

•	the termination of the Target Fund as separate series of the Neuberger Berman Income Funds.

If the proposed Conversion is completed, the New ETF will acquire substantially all of the assets and the liabilities of the Target Fund, and shareholders of the Target Fund will receive shares of the New ETF with an aggregate NAV equal to the aggregate NAV of the Target Fund shares that the shareholders own immediately prior to the Conversion, except that Target Fund shareholders will receive cash in lieu of fractional Target Fund shares.
Reasons for the Proposed Conversion
The Conversion has been proposed because the Adviser believes that it is in the best interests of the Target Fund and its shareholders if the Target Fund is reorganized (or converted) into the New ETF because (1) the New ETF has an the same investment objective and the same investment strategies and policies the Target Fund; (2) shareholders will be able to purchase or sell shares of the New ETF throughout the trading day at the then-prevailing market price; and (3) after the Conversion, the New ETF is expected to have a lower overall net expense ratio than Class A, Class C, Investor Class, and Trust Class of the Fund, and the same overall net expense ratio as Institutional Class of the Fund, which has the lowest current net expense ratio of the Fund’s classes.
The Adviser recognizes that, after the Conversion, shareholders will no longer have the right to redeem fund shares individually from the New ETF for cash, and shareholders could bear some cost of opening or maintaining brokerage accounts. On balance, however, the Adviser believes that operating the Target Fund as an ETF will result in a better outcome for shareholders over the long-term.
Further, the Adviser believes the New ETF will be less expensive to operate because some types of fees that are commonly paid by mutual funds are not paid by ETFs, or are paid at a fixed fee, rather than a variable rate.  These fees include:
•
Transfer agency fees. Transfer agency fees are paid to the transfer agent to maintain records reflecting share ownership. For mutual funds, the transfer agent maintains individual share ownership records and processes shareholder transactions. In an ETF, this transfer agency function is simplified and typically less expensive because the ETF can use a system operated by the Depository Trust Company (“DTC”). Transfer agency arrangements for mutual funds often involve minimum annual fees as well as variable fees based on the size of the fund, the number of shareholder accounts, and level of shareholder activity in the fund. By comparison, for ETFs, the transfer agency fees are fixed and the fixed rate for ETFs can be less than the cost for traditional mutual funds.

•
Shareholder servicing fees.  Shareholder servicing fees are paid to a shareholder servicing agent to provide services to shareholders, primarily information about their account. The New ETF does not pay shareholder servicing fees.

•
State registration fees.  Many states require mutual funds to pay state registration fees. These fees often involve a minimum fee plus a variable amount based on the number of shares purchased in each state. Exchange-listed securities, like ETFs, are exempt from these fees. Further, although ETFs must pay an exchange listing fee, such fees generally are lower than the state registration fees paid by mutual funds.

•
Custody fees. Custody fees are fees paid to a service provider that holds the fund’s assets. Both mutual funds and ETFs pay a fee for the safe holding of fund assets. Custody arrangements also include activity-based custody fees, which relate to the frequency of transactions involving portfolio assets. These fees are incurred at a lower rate by ETFs than by mutual funds, because of the way ETF shares are purchased. In an ETF, purchase- and redemption-related expenses are generally incurred and borne by the Authorized Participant and are not borne by the Fund and its shareholders.

o
When a mutual fund sells shares, it incurs some cost to invest the incoming funds. When an ETF sells shares in a creation unit, these costs are not incurred by the ETF. In the ETF creation unit process, the ETF will receive incoming transfers of shares or cash or a combination of shares and cash, so that the ETF does not incur traditional activity-based custody fees and brokerage transaction expenses when new ETF shares are created.

Board Considerations
In approving the Reorganization Agreement, the Board, on behalf of the Target Fund, and the Board, on behalf of the New ETF, including the Independent Trustees of each Board, determined that participation in the Conversion is in the best interests of each Fund and that the interests of existing shareholders of the Target Fund will not be diluted as a result of the Conversion. Before reaching this conclusion, each Board engaged in a thorough review process relating to the proposed Conversion. Each Board considered the Conversion at meetings held on December 14, 2024.
In determining whether to approve the Reorganization Agreement on behalf of the Target Fund, the Trust’s Board, including the Independent Trustees, considered the terms and conditions of the Reorganization Agreement and whether the Conversion would result in the dilution of the interests of existing shareholders of the Target Fund. The Board inquired into a number of matters and considered the following factors, among others, in no order of priority in evaluating the Conversion:
•
The Adviser recommends converting the Target Fund into the New ETF and believes that the Conversion will create greater potential for long-term viability than continuing to operate the Target Fund as a mutual fund;

•	The New ETF is designed to be the same as the Target Fund with respect to its investment program, and the Adviser will advise the New ETF after the Conversion;

•
There are no differences in investment objective, principal investment strategies, principal risks, fundamental investment restrictions or portfolio management between the Target Fund and the New ETF, with the exception of ETF-specific risks;

•	The New ETF, which will commence operations upon the consummation of the Conversion, will assume and publish the operating history and performance record of the Target Fund;

•
After the Conversion, the New ETF will operate with a lower total expense ratio and lower net expense ratio than Class A, Class C, Investor Class and Trust Class shares of the Fund and the same net expense ratio as Institutional Class shares of the Target Fund because the administration fee for the New ETF is lower than each class of the Target Fund and because the New ETF is projected to have lower operational costs and because the Adviser has entered into an expense limitation agreement to ensure that you will receive New ETF shares that operate with a lower total expense ratio and lower net expense ratio than Class A, Class C, Investor Class and Trust Class shares of the Fund and the same net expense ratio as Institutional Class;

•	The Target Fund shareholders will receive shares of the New ETF with the same aggregate net asset value as their Target Fund shares (adjusted for distributions to redeem fractional shares, if any);

•	After the Conversion, the New ETF’s shareholders will be able to purchase and sell shares throughout the trading day at the then-prevailing market price on the exchange;

•	The Conversion is not expected to result in adverse tax consequences to the Target Fund’s shareholders; and

•	The Target Fund, its shareholders, and the New ETF will not bear any of the costs of the Conversion. The Adviser will bear the costs of the Conversion, whether or not it is consummated.

In connection with the Board’s consideration of the Conversion, the Independent Trustees requested, and the Adviser provided to the Board, information regarding the factors set forth above as well as other information relating to the Conversion. With respect to the Target Fund, the Board also considered any differences between the organizational documents of the Target Trust and the New ETF Trust, as described in the section below entitled “Shareholder Rights and Description of Securities to Be Issued” and noted that there were no significant differences affecting shareholder rights between the organizational documents of each Trust. The Board and the New ETF Trust Board, including all of the Independent Trustees, concluded that participation in the Conversion is in the best interests of each Fund and that the interests of existing shareholders of the Target Fund will not be diluted as a result of the Conversion. The determinations on behalf of the Target Fund and the New ETF were made on the basis of each Board member’s business judgment after consideration of all of the factors taken as a whole, though individual Board members may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.
Neither a vote of the shareholders of the Target Fund nor a vote of the shareholders of the New ETF is required to approve the Conversion under Delaware law or under the Trust’s Declaration of Trust. Under Rule 17a-8 under the 1940 Act, the Conversion does not require a vote of the shareholders because:
i.
the Target Fund does not have any policy that, pursuant to Section 13 of the 1940 Act, could not be changed without a vote of a majority of its outstanding voting securities that differs materially from a comparable policy of the New ETF;

ii.	the New ETF’s advisory contract arrangement is not materially different from the Target Fund’s contract;

iii.	the Independent Trustees of the Target Fund who were elected by its shareholders will comprise a majority of the Independent Trustees of the Board overseeing the New ETF; and

iv.	after the Conversion, the New ETF will not be authorized to pay fees under a 12b-1 plan.

The Conversion meets all of these conditions, and, therefore, a vote of shareholders is not required under the 1940 Act.
The Board of Trustees of each Trust is composed of 11 members, 10 of whom are Independent Trustees. Each Board is represented by independent legal counsel.
COMPARISON OF THE TARGET FUND AND NEW ETF
Comparison of Investment Objectives, Principal Investment Strategies, Principal Risks, and Fundamental Investment Policies
The Target Fund and the New ETF have investment objectives that are the same and their principal investment strategies, principal risks, and fundamental investment policies are substantially similar with the exception of some risk factors for the New ETF related to it being an ETF. The tables below compare these features of the Target Fund and the New ETF. For more detailed information about the New ETF’s investment strategies and risks, see Appendix C. For more information about the New ETF, see Appendix D.

Investment Objectives
Target Fund	New ETF
The Fund seeks the highest available current income consistent with liquidity and low risk to principal; total return is a secondary goal.	Same.

Principal Investment Strategies
Target Fund	New ETF
To pursue its goals, the Fund invests mainly in fixed and floating rate investment-grade bonds and other debt securities issued by domestic and foreign governments, corporate entities, and trusts. These may include mortgage- and asset-backed securities, collateralized debt obligations (“CDOs”), including collateralized loan obligations (“CLOs”), and credit risk transfer securities. The Fund considers debt securities to be investment grade if, at the time of investment, they are rated within the four highest categories by at least one independent credit rating agency or, if unrated, are determined by the Portfolio Managers to be of comparable quality.

To pursue its goals, the Fund invests at least 80% of its net assets in fixed and floating rate investment-grade bonds and other debt securities issued by domestic and foreign governments, corporate entities, and trusts. These may include mortgage- and asset-backed securities, collateralized debt obligations (“CDOs”), including collateralized loan obligations (“CLOs”), and credit risk transfer securities. The Fund considers debt securities to be investment grade if, at the time of investment, they are rated within the four highest categories by at least one independent credit rating agency or, if unrated, are determined by the Portfolio Managers to be of comparable quality.

The Portfolio Managers monitor trends in the corporate and government securities markets, as well as a range of economic and financial factors utilizing internally generated data that are produced by specialty sector investment teams in conjunction with asset allocation tools. If particular sectors of the bond market appear relatively inexpensive, the Portfolio Managers may increase the Fund’s exposure in those sectors and decrease exposure in other sectors. The Portfolio Managers look for securities that appear under-priced compared to securities of similar structure and credit quality. The Fund may sell securities if the Portfolio Managers find an opportunity they believe is more compelling or if the Portfolio Managers’ outlook on the investment or the market changes.

The Portfolio Managers monitor market and industry trends and consider a combination of proprietary and third-party qualitative and quantitative factors. Internally generated data is produced by specialty sector investment teams and is derived from a variety of sources (e.g., financial and economic data, company disclosed data, market data, discussions with company management), which informs asset allocation decisions. If particular sectors of the bond market appear relatively inexpensive, the Portfolio Managers may increase the Fund’s exposure in those sectors and decrease exposure in other sectors. The Portfolio Managers look for securities that appear under-priced compared to securities of similar structure and credit quality. The Fund may sell securities if the Portfolio Managers find an opportunity they believe is more compelling or if the Portfolio Managers’ outlook on the investment or the market changes.

To enhance yield and add diversification, the Fund may invest up to 20% of its net assets in securities that are below investment grade (commonly known as “junk bonds”). In choosing lower-rated	Same.

securities, the Portfolio Managers generally look for bonds from issuers whose financial health appears comparatively strong, and that may have their credit ratings raised. The Fund does not normally invest in or continue to hold securities that are in default or have defaulted with respect to the payment of interest or repayment of principal, but may do so depending on market or other conditions.
The Fund may invest in foreign securities, including obligations of issuers in emerging market countries, denominated in any currency, but the Fund normally will not invest more than 20% of its total assets at the time of investment in non-US dollar denominated securities. The Fund considers emerging market countries to be countries included in the JPMorgan Emerging Markets Bond Index - Global Diversified, the JPMorgan Corporate Emerging Markets Bond Index - Diversified, the JPMorgan Emerging Local Markets Index or the JPMorgan Government Bond Index - Emerging Markets Global Diversified, as well as those countries which are not defined as High Income Organization for Economic Cooperation and Development (OECD) member countries by the World Bank.
Same.
The Fund may also invest in derivative instruments as a means of hedging risk and/or for investment or efficient portfolio management purposes, which may include altering the Fund’s exposure to interest rates, currencies, sectors and individual issuers. These derivative instruments may include futures, forward foreign currency contracts, and swaps.
Same.
The Fund may also invest a significant amount of its assets in U.S. Treasury securities or other money market instruments depending on market conditions. Additionally, the Fund may invest in restricted securities. The Fund may also engage in when-issued and forward-settling securities (such as to-be-announced (“TBA”) mortgage-backed securities), which involve a commitment by the Fund to purchase securities that will be issued or settled at a later date.
Same.

The Fund seeks to reduce credit risk by diversifying among many issuers and different types of securities. As part of the investment process, the Portfolio Managers analyze individual issues (including an analysis of cash flows, ability to pay principal and interest, balance sheet composition, and market positioning). As part of their fundamental investment analysis the Portfolio Managers consider Environmental, Social and Governance (ESG) factors they believe are financially material to individual investments, where applicable, as described below. While this analysis is inherently subjective and may be informed by internally generated and third-party metrics, data and other information, the Portfolio Managers believe that the consideration of financially material ESG factors, alongside traditional financial metrics, may improve credit analysis, security selection, relative value analysis and enhance the Fund’s overall investment process. The specific ESG factors considered and scope and application of integration may vary depending on the specific investment and/or investment type. The consideration of ESG factors does not apply to certain instruments, such as certain derivative instruments, other registered investment companies, cash and cash equivalents. The consideration of ESG factors as part of the investment process does not mean that the Fund pursues a specific “impact” or “sustainable” investment strategy.
Same.
Although it may invest in securities of any maturity, the Fund normally seeks to maintain an average portfolio duration of three years or less.
The Fund may invest in other investment companies, including exchange-traded funds (“ETFs”), if the investment companies invest principally in the types of investments in which the Fund may invest directly.
In an effort to achieve its goal, the Fund may engage in frequent and active trading.
Same.

The Fund normally invests at least 80% of its net assets in bonds and other debt securities and other investment companies that provide investment exposure to such debt securities. The Fund will not alter this policy without providing shareholders at least 60 days’ notice. This test is applied at the time the Fund invests; later percentage changes caused by a change in Fund assets, market values or company circumstances will not require the Fund to dispose of a holding.
Same.

Principal Risks
The principal risks for the Target Fund and the New ETF are substantially the same, as evidenced by the second table below.  There are some risk factors for the New ETF related to it being an ETF, however, that do not apply to the Target Fund as a traditional mutual fund.  The risks that relate to the New ETF’s status as an ETF are shown in the first table below.
Principal Risks	Target Fund	New ETF
Authorized Participants Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants. To the extent they exit the business or are otherwise unable to proceed in creation and redemption transactions with the Fund and no other Authorized Participant is able to step forward to create or redeem, shares of the Fund may be more likely to trade at a premium or discount to net asset value (“NAV”) and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for ETFs, such as the Fund, that invest in securities issued by non-U.S. issuers or other securities or instruments that have lower trading volumes.
	No Comparable Risk	✔
Cash Transactions Risk. Unlike certain ETFs, the Fund may effect its creations and redemptions in cash or partially in cash. As a result, an investment in the Fund may be less tax-efficient than an investment in other ETFs. Other ETFs generally are able to make in-kind redemptions and avoid realizing gains in connection with transactions designed to raise cash to meet redemption requests. If the Fund effects a portion of redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds, which also involves transaction costs. If the Fund recognizes gain on these sales, this generally will cause the Fund to recognize gain it might not otherwise
	No Comparable Risk	✔

have recognized if it were to distribute portfolio securities in-kind, or to recognize such gain sooner than would otherwise be required. The Fund generally intends to distribute these gains to shareholders to avoid being taxed on this gain at the Fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than, if they had made an investment in a different ETF. To the extent any costs associated with cash transactions are not offset by any transaction fees payable by an authorized participant, the Fund’s performance could be negatively impacted.
International Closed Market Trading Risk. To the extent the Fund’s investments trade in markets that are closed when the Fund and NYSE Arca, Inc. (“Exchange”) are open, there are likely to be deviations between current pricing of an underlying security and the last quoted price for the underlying security (i.e., the Fund’s quote from the closed foreign market). As a result, premiums or discounts to NAV may develop in share prices. In addition, shareholders may not be able to purchase or redeem their shares of the Fund, or purchase or sell shares of the Fund on the Exchange, on days when the NAV of the Fund could be significantly affected by events in the relevant non-U.S. markets.
	No Comparable Risk	✔
Large Shareholder Risk. Certain large shareholders, including Authorized Participants, may from time to time own a substantial amount of the Fund’s shares. There is no requirement that these shareholders maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy.
	No Comparable Risk	✔
Premium/Discount Risk. There may be times when the market price of the Fund’s shares is more than the NAV intra-day (at a premium) or less than the NAV intra-day (at a discount). As a result, shareholders of the Fund may pay more than NAV when purchasing shares and receive
	No Comparable Risk	✔

less than NAV when selling Fund shares. This risk is heightened in times of market volatility or periods of steep market declines. In such market conditions, market or stop loss orders to sell Fund shares may be executed at prices well below NAV.
Secondary Market Trading Risk. Investors buying or selling shares in the secondary market will normally pay brokerage commissions, which are often a fixed amount and may be a significant proportional cost for investors buying or selling relatively small amounts of shares. Secondary market trading is subject to bid-ask spreads and trading in Fund shares may be halted by the Exchange because of market conditions or other reasons. If a trading halt occurs, a shareholder may temporarily be unable to purchase or sell shares of the Fund. The bid-ask spread, which varies over time, is generally narrower if the Fund has more trading volume and market liquidity and wider if the Fund has less trading volume and market liquidity.  In addition, the bid-ask spread can be affected by the liquidity of the Fund’s underlying investments and can widen if the Fund’s underlying investments become less liquid or illiquid. In addition, although the Fund’s shares are listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained or that the Fund’s shares will continue to be listed.
	No Comparable Risk	✔

The following table compares the principal risks of the investing in the Target Fund with the principal risks of the New ETF.  For certain principal risks where we have indicated the risks are the same, there may be immaterial wording differences between the risks of the Target Fund and the New ETF and we have included the risk of the New ETF in the table.  The principal risks of the New ETF are not expected to change once the Conversion occurs.  Each of the following risks, which (after the first risk) are described in alphabetical order and not in order of any presumed importance, can significantly affect each Fund’s performance. The relative importance of, or potential exposure as a result of, each of these risks will vary based on market and other investment-specific considerations.
Principal Risks	Target Fund:	New ETF:
General. Most of the Fund’s performance depends on what happens in the market for debt instruments, the Portfolio Managers' evaluation of those developments, and the success of the Portfolio Managers in implementing the Fund's investment strategies. The Fund’s use of derivative
	✔	✔

Principal Risks	Target Fund:	New ETF:
instruments will result in leverage, which amplifies the risks that are associated with these markets. The market's behavior can be difficult to predict, particularly in the short term. There can be no guarantee that the Fund will achieve its goal.

The Fund may take temporary defensive and cash management positions; to the extent it does, it will not be pursuing its principal investment strategies.

The actual risk exposure taken by the Fund in its investment program will vary over time, depending on various factors including the Portfolio Managers' evaluation of issuer, political, regulatory, market, or economic developments. There can be no guarantee that the Portfolio Managers will be successful in their attempts to manage the risk exposure of the Fund or will appropriately evaluate or weigh the multiple factors involved in investment decisions, including issuer, market and/or instrument-specific analysis, valuation and environmental, social and governance factors.

The Fund is not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund. While this Fund may have a shorter duration than many other income funds, this Fund is not intended to operate like a money market fund.

Call Risk. Upon the issuer’s desire to call a security, or under other circumstances where a security is called, including when interest rates are low and issuers opt to repay the obligation underlying a “callable security” early, the Fund may have to reinvest the proceeds in an investment offering a lower yield and may not benefit from any increase in value that might otherwise result from declining interest rates.

✔	✔
Collateralized Debt Obligations Risk. CDOs, which include collateralized loan obligations (CLOs), issue classes or “tranches” of securities that vary in risk and yield and may experience substantial losses due to interest rate fluctuations, actual defaults, collateral defaults,

✔	✔

Principal Risks	Target Fund:	New ETF:
disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to CDO securities as a class. The risks of investing in CDOs depend largely on the quality and type of the underlying debt, which may include loans, bonds and mortgages, and the tranche of the CDO in which the Fund invests. In addition, CDOs that obtain their exposure through derivative instruments entail the additional risks associated with such instruments. CDOs can be difficult to value, may at times be illiquid, may be highly leveraged (which could make them highly volatile), and may produce unexpected investment results due to their complex structure. In addition, CDOs involve many of the same risks of investing in debt securities and asset-backed securities including, but not limited to, interest rate risk, credit risk, liquidity risk, and valuation risk.

Credit Risk. Credit risk is the risk that issuers, guarantors, or insurers may fail, or become less able or unwilling, to pay interest and/or principal when due. Changes in the actual or perceived creditworthiness of an issuer or a downgrade or default affecting any of the Fund’s securities could affect the Fund’s performance by affecting the credit quality or value of the Fund’s securities. Generally, the longer the maturity and the lower the credit quality of a security, the more sensitive it is to credit risk.

	✔	✔
Currency Risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar. To the extent that the Fund invests in securities or other instruments denominated in or indexed to foreign currencies, changes in currency exchange rates could adversely impact investment gains or add to investment losses. Currency exchange rates may fluctuate significantly over short periods of time and can be affected unpredictably by various factors, including investor perception and changes in interest rates; intervention, or failure to intervene, by U.S. or foreign governments, central banks, or supranational entities; or by currency controls or political developments in the U.S. or abroad.

	✔	✔
Derivatives Risk. Use of derivatives is a highly specialized activity that can involve investment techniques and risks	✔	✔

Principal Risks	Target Fund:	New ETF:
different from, and in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and highly volatile and may perform in unanticipated ways. Derivatives can create leverage, and the Fund could lose more than the amount it invests; some derivatives can have the potential for unlimited losses. Derivatives may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative at a particular time or at an anticipated price. Derivatives can be difficult to value and valuation may be more difficult in times of market turmoil. The value of a derivative instrument depends largely on (and is derived from) the value of the reference instrument underlying the derivative. There may be imperfect correlation between the behavior of a derivative and that of the reference instrument underlying the derivative. An abrupt change in the price of a reference instrument could render a derivative worthless. Derivatives may involve risks different from, and possibly greater than, the risks associated with investing directly in the reference instrument. Suitable derivatives may not be available in all circumstances, and there can be no assurance that the Fund will use derivatives to reduce exposure to other risks when that might have been beneficial. Derivatives involve counterparty risk, which is the risk that the other party to the derivative will fail to make required payments or otherwise comply with the terms of the derivative. That risk is generally thought to be greater with over-the-counter (OTC) derivatives than with derivatives that are exchange traded or centrally cleared. When the Fund uses derivatives, it will likely be required to provide margin or collateral; these practices are intended to satisfy contractual undertakings and regulatory requirements and will not prevent the Fund from incurring losses on derivatives. The need to provide margin or collateral could limit the Fund's ability to pursue other opportunities as they arise. Ongoing changes to regulation of the derivatives markets and actual and potential changes in the regulation of funds using derivative instruments could limit the Fund’s ability to pursue its investment strategies. New regulation of derivatives may make them more costly, or may otherwise adversely affect their liquidity, value or performance.

Principal Risks	Target Fund:	New ETF:
Additional risks associated with certain types of derivatives are discussed below:

Forward Contracts. There are no limitations on daily price movements of forward contracts. Changes in foreign exchange regulations by governmental authorities might limit the trading of forward contracts on currencies.

Futures. Futures contracts are subject to the risk that an exchange may impose price fluctuation limits, which may make it difficult or impossible for a fund to close out a position when desired. In the absence of such limits, the liquidity of the futures market depends on participants entering into offsetting transactions rather than taking or making delivery. To the extent a Fund enters into futures contracts requiring physical delivery (e.g., certain commodities contracts), the inability of the Fund to take or make physical delivery can negatively impact performance.

Swaps. The risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make or, in the case of the other party to a swap defaulting, the net amount of payments that the Fund is contractually entitled to receive. If the Fund sells a credit default swap, however, the risk of loss may be the entire notional amount of the swap.

Some swaps are now executed through an organized exchange or regulated facility and cleared through a regulated clearing organization. The absence of an organized exchange or market for swap transactions may result in difficulties in trading and valuation, especially in the event of market disruptions. The use of an organized exchange or market for swap transactions is expected to result in swaps being easier to trade or value, but this may not always be the case.

Principal Risks	Target Fund:	New ETF:
Foreign and Emerging Market Risk. Foreign securities, including those issued by foreign governments, involve risks in addition to those associated with comparable U.S. securities. Additional risks include exposure to less developed or less efficient trading markets; social, political, diplomatic, or economic instability; trade barriers and other protectionist trade policies (including those of the U.S.); imposition of economic sanctions against a particular country or countries, organizations, companies, entities and/or individuals; significant government involvement in an economy and/or market structure; fluctuations in foreign currencies or currency redenomination; potential for default on sovereign debt; nationalization or expropriation of assets; settlement, custodial or other operational risks; higher transaction costs; confiscatory withholding or other taxes; and less stringent auditing and accounting, corporate disclosure, governance, and legal standards. As a result, foreign securities may fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. Regardless of where a company is organized or its stock is traded, its performance may be affected significantly by events in regions from which it derives its profits or in which it conducts significant operations.

Investing in emerging market countries involves risks in addition to and greater than those generally associated with investing in more developed foreign countries. The governments of emerging market countries may be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, intervene in the financial markets, and/or impose burdensome taxes that could adversely affect security prices. To the extent a foreign security is denominated in U.S. dollars, there is also the risk that a foreign government will not let U.S. dollar-denominated assets leave the country. In addition, the economies of emerging market countries may be dependent on relatively few industries that are more susceptible to local and global changes. Emerging market countries may also have less developed legal and accounting systems, and their legal systems may deal with issuer bankruptcies and defaults differently than U.S. law would. Securities markets in emerging market countries are also relatively small and
✔	✔

Principal Risks	Target Fund:	New ETF:
have substantially lower trading volumes. Securities of issuers in emerging market countries may be more volatile and less liquid than securities of issuers in foreign countries with more developed economies or markets and the situation may require that the Fund fair value its holdings in those countries.

Securities of issuers traded on foreign exchanges may be suspended, either by the issuers themselves, by an exchange, or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging or less-developed market countries than in countries with more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and in instruments that reference the securities, such as derivative instruments, may be halted. In the event that the Fund holds material positions in such suspended securities or instruments, the Fund’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.

High Portfolio Turnover Risk. The Fund may engage in active and frequent trading and may have a high portfolio turnover rate, which may increase the Fund’s transaction costs, may adversely affect the Fund’s performance and may generate a greater amount of capital gain distributions to shareholders than if the Fund had a low portfolio turnover rate.

✔	✔
Interest Rate Risk. The Fund’s yield and share price will fluctuate in response to changes in interest rates. In general, the value of investments with interest rate risk, such as debt securities, will move in the direction opposite to movements in interest rates. If interest rates rise, the value of such securities may decline. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Fund’s debt securities to interest rate risk will increase with any increase in the duration of those securities.
✔	✔

Principal Risks	Target Fund:	New ETF:
Issuer-Specific Risk. An individual security may be more volatile, and may perform differently, than the market as a whole.	✔	✔
Leverage Risk. Leverage amplifies changes in the Fund’s net asset value and may make the Fund more volatile. Derivatives and when-issued and forward-settling securities may create leverage and can result in losses to the Fund that exceed the amount originally invested and may accelerate the rate of losses or magnify the risks of other portfolio investments. There can be no assurance that the Fund’s use of any leverage will be successful and the Fund may need to dispose of some of its holdings at unfavorable times or prices. The Fund’s investment exposure can exceed its net assets, sometimes by a significant amount.

	✔	✔
Liquidity Risk. From time to time, the trading market for a particular investment in which the Fund invests, or a particular type of instrument in which the Fund is invested, may become less liquid or even illiquid. Illiquid investments frequently can be more difficult to purchase or sell at an advantageous price or time, and there is a greater risk that the investments may not be sold for the price at which the Fund is carrying them. Certain investments that were liquid when the Fund purchased them may become illiquid, sometimes abruptly. Additionally, market closures due to holidays or other factors may render a security or group of securities (e.g., securities tied to a particular country or geographic region) illiquid for a period of time. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Market prices for such securities or other investments may be volatile. During periods of substantial market volatility, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Fund’s ability to limit losses.

	✔	✔

Principal Risks	Target Fund:	New ETF:
Unexpected episodes of illiquidity, including due to market or political factors, instrument or issuer-specific factors and/or unanticipated outflows or other factors, may limit the Fund’s ability to pay redemption proceeds within the allowable time period. To meet redemption requests during periods of illiquidity, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

Lower-Rated Debt Securities Risk. Lower-rated debt securities (commonly known as “junk bonds”) and unrated debt securities determined to be of comparable quality involve greater risks than investment grade debt securities. Such securities may fluctuate more widely in price and yield and may fall in price, sometimes abruptly, due to changes in interest rates, market activity, economic conditions, such as when economic conditions are deteriorating or are expected to deteriorate, or other factors. These securities may be less liquid, may require a greater degree of judgment to establish a price and may be difficult to sell at the time and price the Fund desires. Lower-rated debt securities are considered by the major rating agencies to be predominantly speculative with respect to the issuer’s continuing ability to pay principal and interest and carry a greater risk that the issuer of such securities will default in the timely payment of principal and interest. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the Fund may lose its entire investment. The creditworthiness of issuers of these securities may be more complex to analyze than that of issuers of investment grade debt securities, and the overreliance on credit ratings may present additional risks.

✔	✔
Market Volatility Risk. Markets may be volatile and values of individual securities and other investments, including those of a particular type, may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Geopolitical and other risks, including environmental and public health risks may add to

✔	✔

Principal Risks	Target Fund:	New ETF:
instability in world economies and markets generally. Changes in value may be temporary or may last for extended periods. If the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for better performance.

Mortgage- and Asset-Backed Securities Risk. The value of mortgage- and asset-backed securities, including collateralized mortgage instruments, will be influenced by the factors affecting the housing market or the assets underlying the securities. These securities tend to be more sensitive to changes in interest rates than other types of debt securities. In addition, investments in mortgage- and asset-backed securities may be subject to prepayment risk and extension risk, call risk, credit risk, valuation risk, and illiquid investment risk, sometimes to a higher degree than various other types of debt securities. These securities are also subject to the risk of default on the underlying mortgages or assets, particularly during periods of market downturn, and an unexpectedly high rate of defaults on the underlying assets will adversely affect the security’s value.

[This disclosure also applies to the Target Fund but had a different placement for the Target Fund:  Credit risk transfer assets (“CRTs”) are typically structured as unsecured general obligations of either entities guaranteed by a government-sponsored stockholder-owned corporation, though not backed by the full faith and credit of the United States, and their cash flows are based on the performance of a pool of reference loans.  CRTs are typically floating rate securities and may have multiple tranches with losses first allocated to the most junior or subordinate tranche.  This structure results in increased sensitivity to dramatic housing downturns, especially for the subordinate tranches.  Many CRTs also have collateral performance triggers (e.g., based on credit enhancement, delinquencies or defaults, etc.) that could shut off principal payments to subordinate tranches.]
✔	✔
Other Investment Company Risk. To the extent the Fund invests in other investment companies, including money market funds, its performance will be affected by the performance of those other investment companies. Investments in other investment companies are subject to the risks of the other investment companies’ investments, as well as to the other investment companies’ expenses.

✔	✔
Prepayment and Extension Risk. The Fund’s performance could be affected if borrowers pay back principal on certain debt securities, such as mortgage- or asset-backed securities, before (prepayment) or after (extension) the market anticipates such payments, shortening or lengthening their duration. Due to a decline in interest rates or an excess in cash flow into the issuer, a debt security might be called or otherwise converted, prepaid or redeemed before maturity. As a result of prepayment, the Fund may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in

✔	✔

Principal Risks	Target Fund:	New ETF:
value that might otherwise result from declining interest rates, and may lose any premium it paid to acquire the security. Conversely, rising market interest rates generally result in slower payoffs or extension, which effectively increases the duration of certain debt securities, heightening interest rate risk and increasing the magnitude of any resulting price declines.

Private Placements and Other Restricted Securities Risk. Private placements and other restricted securities, including securities for which Fund management has material non-public information, are securities that are subject to legal and/or contractual restrictions on their sales. These securities may not be sold to the public unless certain conditions are met, which may include registration under the applicable securities laws. As a result of the absence of a public trading market, the prices of these securities may be more difficult to determine than publicly traded securities and these securities may involve heightened risk as compared to investments in securities of publicly traded companies. Private placements and other restricted securities may be illiquid, and it frequently can be difficult to sell them at a time when it may otherwise be desirable to do so or the Fund may be able to sell them only at prices that are less than what the Fund regards as their fair market value. Transaction costs may be higher for these securities. In addition, the Fund may get only limited information about the issuer of a private placement or other restricted security.

✔	✔
Recent Market Conditions. Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. National economies are substantially interconnected, as are global financial markets, which creates the possibility that conditions in one country or region might adversely impact issuers in a different country or region. However, the interconnectedness of economies and/or markets may be diminishing or changing, which may impact such economies and markets in ways that cannot be foreseen at this time.
Although interest rates were unusually low in recent years in the U.S. and abroad, recently, the Federal Reserve and

✔	✔

Principal Risks	Target Fund:	New ETF:
certain foreign central banks raised interest rates as part of their efforts to address rising inflation. It is difficult to accurately predict the pace at which interest rates might increase or start decreasing, the timing, frequency or magnitude of any such changes in interest rates, or when such changes might stop or reverse course. Additionally, various economic and political factors could cause the Federal Reserve or other foreign central banks to change their approach in the future and such actions may result in an economic slowdown both in the U.S. and abroad. Unexpected changes in interest rates could lead to significant market volatility or reduce liquidity in certain sectors of the market. Deteriorating economic fundamentals may, in turn, increase the risk of default or insolvency of particular issuers, negatively impact market value, cause credit spreads to widen, and reduce bank balance sheets. Any of these could cause an increase in market volatility, or reduce liquidity across various markets or decrease confidence in the markets.
Some countries, including the U.S., have adopted more protectionist trade policies. Slowing global economic growth, the rise in protectionist trade policies, changes to some major international trade agreements, risks associated with the trade agreement between the United Kingdom and the European Union, and the risks associated with trade negotiations between the U.S. and China, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time. In addition, if the U.S. dollar continues to be strong, it may decrease foreign demand for U.S. assets, which could have a negative impact on certain issuers and/or industries.
Regulators in the U.S. have proposed and adopted a number of changes to regulations involving the markets and issuers, some of which apply to the Fund. The full effect of various newly adopted regulations is not currently known.  Additionally, it is not currently known whether any of the proposed regulations will be adopted.  However, due to the scope of regulations being proposed and adopted, certain of these changes to regulation could limit the Fund’s ability to pursue its investment strategies or make certain investments, may make it more costly for it to operate, or adversely impact performance.

Principal Risks	Target Fund:	New ETF:
Tensions, war, or open conflict between nations, such as between Russia and Ukraine, in the Middle East, or in eastern Asia could affect the economies of many nations, including the United States. The duration of ongoing hostilities and any sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of the Fund and its investments or operations could be negatively impacted.

High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. There is no assurance that the U.S. Congress will act to raise the nation’s debt ceiling; a failure to do so could cause market turmoil and substantial investment risks that cannot now be fully predicted. Unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy.

There is widespread concern about the potential effects of global climate change on property and security values. Certain issuers, industries and regions may be adversely affected by the impact of climate change in ways that cannot be foreseen. The impact of legislation, regulation and international accords related to climate change may negatively impact certain issuers and/or industries.

Principal Risks	Target Fund:	New ETF:
Redemption Risk. The Fund may experience periods of large or frequent redemptions that could cause the Fund to sell assets at inopportune times, which could have a negative impact on the Fund’s overall liquidity, or at a loss or depressed value. Redemption risk is greater to the extent that one or more investors or intermediaries control a large percentage of investments in the Fund and the risk is heightened during periods of declining or illiquid markets. Large redemptions could hurt the Fund’s performance, increase transaction costs, and create adverse tax consequences. A general rise in interest rates has the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities; such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.
✔	No Comparable Risk
Sector Risk. From time to time, based on market or economic conditions, the Fund may have significant positions in one or more sectors of the market. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors or sub-sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

✔	✔
Sovereign Debt Risk. Sovereign debt securities are subject to the risk that a governmental entity may delay or refuse to pay interest or principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the size of the governmental entity’s debt position in relation to the economy, its policy toward international lenders or the failure to put in place economic reforms required by multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There may be no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt

✔	✔

Principal Risks	Target Fund:	New ETF:
that a governmental entity has not repaid may be collected. Sovereign debt risk is increased for emerging market issuers.
U.S. Government Securities Risk. Although the Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund itself and do not guarantee the market prices, including due to changes in interest rates, of the securities. Furthermore, not all securities issued by the U.S. government and its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Securities not backed by the full faith and credit of the U.S. Treasury carry at least some risk of non-payment or default.

	✔	✔
Variable and Floating Rate Instruments Risk. The market prices of instruments with variable and floating interest rates are generally less sensitive to interest rate changes than are the market prices of instruments with fixed interest rates. Variable and floating rate instruments may decline in value if market interest rates or interest rates paid by such instruments do not move as expected. Certain types of floating rate instruments, such as interests in bank loans, may be subject to greater liquidity risk than other debt securities, may have restrictions on resale and may lack an active market.

	✔	✔
When-Issued and Forward-Settling Securities Risk. When-issued and forward-settling securities can have a leverage-like effect on the Fund, which can increase fluctuations in the Fund’s share price; may cause the Fund to liquidate positions when it may not be advantageous to do so, in order to satisfy its purchase obligations; and are subject to the risk that the security will not be issued or that a counterparty will fail to complete the sale or purchase of the security, in which case the Fund may lose the opportunity to purchase or sell the security at the agreed upon price and any gain in the security’s price.

	✔	✔

In addition, each Fund is subject to the additional principal investment risks as follows:
Principal Risks	Target Fund:	New ETF:
Risk of Increase in Expenses. A decline in the Fund’s average net assets during the current fiscal year due to market volatility or other factors could cause the Fund’s expenses for the current fiscal year to be higher than the expense information presented in “Fees and Expenses.”
	✔	No Comparable Risk
Operational and Cybersecurity Risk. The Fund and its service providers, and your ability to transact with the Fund, may be negatively impacted due to operational matters arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality. Cybersecurity incidents can result from deliberate attacks or unintentional events. It is not possible for the Manager or the other Fund service providers to identify all of the cybersecurity or other operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Most issuers in which the Fund invests are heavily dependent on computers for data storage and operations, and require ready access to the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.
	✔	✔
Risk Management. Risk is an essential part of investing. No risk management program can eliminate the Fund’s exposure to adverse events; at best, it may only reduce the possibility that the Fund will be affected by such events, and especially those risks that are not intrinsic to the Fund’s investment program. The Fund could experience losses if judgments about risk prove to be incorrect.
	✔	✔
Valuation Risk. The Fund may not be able to sell an investment at the price at which the Fund has valued the investment. Such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market or other conditions make it
	✔	✔

Principal Risks	Target Fund:	New ETF:
difficult to value an investment, the Fund may be required to value such investments using more subjective methods, known as fair value methodologies. Using fair value methodologies to price investments may result in a value that is different from an investment’s most recent price and from the prices used by other funds to calculate their NAVs. The Fund uses pricing services to provide values for certain securities and there is no assurance that the Fund will be able to sell an investment at the price established by such pricing services. The Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.

Fundamental Investment Policies
The New ETF has the same fundamental investment policies as the Target Fund.  The table below includes the Fund’s and New ETF’s fundamental investment policies.  A Fund’s fundamental investment policies and limitations may be changed only with the consent of a “majority of the outstanding voting securities” of the Fund. The term “majority of the outstanding voting securities” means the lesser of: (1) 67% of the shares of a fund present at a meeting where the holders of more than 50% of the outstanding shares of a fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of a fund. Shares of a Fund will be voted separately on matters affecting only the Fund, including approval of changes in the fundamental investment policies of the Fund. Except for the fundamental investment limitations identified below, each Fund’s investment policies and limitations described in this Information Statement/Prospectus are not fundamental and may be changed without shareholder approval.
Target Fund and New ETF
The Fund may not:
1. Borrowing.  The Fund may not borrow money except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

2. Commodities.  The Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

3. Diversification. The Fund may not, with respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or

Target Fund and New ETF
any of its agencies or instrumentalities (“U.S. Government and Agency Securities”), or securities issued by other investment companies) if, as a result, (i) more than 5% of the value of the Fund’s total assets would be invested in the securities of that issuer or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.
4. Industry Concentration.   The Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority. This limitation does not apply to U.S. Government and Agency Securities, securities of other investment companies, and state, territorial or municipal securities or such other securities as may be excluded for this purpose under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief or SEC or SEC staff interpretations.

5. Lending.  The Fund may lend money or other assets to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

6. Real Estate.  The Fund may not purchase or sell real estate except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

7. Senior Securities.  The Fund may not issue senior securities except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

8. Underwriting.  The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Performance History
For the Conversion, the New ETF will be the surviving legal entity, and the New ETF will adopt the accounting history of the Institutional Class of the Target Fund. As of the date of this Information Statement, the New ETF has not commenced operations and, therefore, does not have calendar year performance information. As a result, the New ETF will assume the performance history of the Institutional Class of the Target Fund when the Conversion closes.
The following performance information indicates some of the risks of investing in the Target Fund through the time periods shown. Because the New ETF will assume the performance history of the

Institutional Class of the Target Fund in the Conversion, the following performance information also indicates some of the risks of investing in the New ETF.
The bar chart shows how the performance of the Target Fund has varied from year to year, as represented by the performance of the Target Fund’s Institutional Class. The returns in the bar chart do not reflect any applicable sales charges of the Target Fund.  If sales charges were reflected, returns would be lower than those shown.  The table below the bar chart shows what the returns would equal if you averaged out actual performance over various lengths of time and compares the returns with the returns of one or more broad-based market indices. The indices, which are described in “Description of Indices” in Appendix D, have characteristics relevant to the Target Fund’s investment strategy. Unlike the returns in the bar chart, the returns in the table reflect the maximum applicable sales charges.
Returns of the Target Fund would have been lower if the Adviser had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown.
While the New ETF would have substantially similar annual returns to the Target Fund, its performance may differ from that shown because the New ETF has lower expenses than the Target Fund.  Performance for the Target Fund is based on the NAV per share of the shares rather than on market-determined prices.
The Target Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Updated performance information is available on the Target Fund’s Website at www.nb.com or by calling the Target Fund toll-free at 800-366-6264.

YEAR-BY-YEAR % RETURNS AS OF 12/31 EACH YEAR

Best quarter:      Q2 ’20, 6.60%
Worst quarter:     Q1 ’20, -5.88%

AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/23
Target Fund	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	6.36	2.07	1.47
Institutional Class Return After Taxes on Distributions	4.14	0.60	0.40
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares	3.72	0.96	0.66
Class A Return Before Taxes	3.41	1.16	0.85
Class C Return Before Taxes	4.28	0.93	0.35
Bloomberg 1-3 Year U.S. Government/Credit Bond Index (reflects no deduction for fees, expenses or taxes)	4.61	1.51	1.27
After-tax returns are shown for Institutional Class shares only and after-tax returns for other classes may vary.  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares.

YEAR-BY-YEAR % RETURNS AS OF 12/31 EACH YEAR

Best quarter:      Q2 ’20, 6.54%
Worst quarter:     Q1 ’20, -5.92%

AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/23
Target Fund Investor Class	1 Year	5 Years	10 Years
Return Before Taxes	6.15	1.84	1.25
Return After Taxes on Distributions	4.02	0.46	0.27
Return After Taxes on Distributions and Sale of Fund Shares	3.60	0.83	0.54
Bloomberg 1-3 Year U.S. Government/Credit Bond Index (reflects no deduction for fees, expenses or taxes)	4.61	1.51	1.27
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares.

YEAR-BY-YEAR % RETURNS AS OF 12/31 EACH YEAR

Best quarter:      Q2 ’20, 6.51%
Worst quarter:     Q1 ’20, -6.00%

AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/23
Target Fund Trust Class	1 Year	5 Years	10 Years
Return Before Taxes	6.09	1.75	1.17
Return After Taxes on Distributions	4.01	0.40	0.23
Return After Taxes on Distributions and Sale of Fund Shares	3.57	0.77	0.49
Bloomberg 1-3 Year U.S. Government/Credit Bond Index (reflects no deduction for fees, expenses or taxes)	4.61	1.51	1.27
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares.

MANAGEMENT OF THE FUNDS
The Investment Adviser
Neuberger Berman Investment Advisers LLC (“NBIA” or the “Adviser”), located at 1290 Avenue of the Americas, New York, NY 10104, a Delaware limited liability company, is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940, as amended. NBIA has served as investment adviser to the Target Fund since inception. NBIA also serves as the Funds’ administrator. As of December 31, 2023, NBIA, together with the Neuberger Berman affiliates, had approximately $463 billion in assets under management. For more information about management of the New ETF, see Appendix D.
NBIA may engage one or more of foreign affiliates that are not registered under the Investment Advisers Act of 1940 (“participating affiliates”) in accordance with applicable SEC no-action letters. As participating affiliates, whether or not registered with the SEC, the affiliates may provide designated investment personnel to associate with NBIA as “associated persons” of NBIA and perform specific advisory services for NBIA, including services for the Fund, which may involve, among other services, portfolio management and/or placing orders for securities and other instruments. The designated employees of a participating affiliate act for NBIA and are subject to certain NBIA policies and procedures as well as supervision and periodic monitoring by NBIA. The Fund will pay no additional fees and expenses as a result of any such arrangements.
Pursuant to the Target Fund’s and New ETF’s respective management agreements, NBIA is responsible for choosing the Fund’s investments and handling its day-to-day business. The services provided by NBIA as the investment manager and administrator include, among others, overall responsibility for providing all supervisory, management, and administrative services reasonably necessary for the operation of the Funds, which may include, among others, compliance monitoring, operational and investment risk management, legal and administrative services and portfolio accounting services. NBIA carries out its duties subject to the policies established by the Board of Trustees. The investment advisory agreements establish the fees the Funds pays to NBIA for its services as the Funds’ investment manager and the expenses paid directly by the Funds.
For investment management services, the Target Fund pays NBIA a fee at the annual rate of 0.17% of the first $2 billion of the Target Fund’s average daily net assets and 0.15% of average daily net assets in excess of $2 billion.
For investment management services, the New ETF pays NBIA a fee at the annual rate of 0.17% of the first $2 billion of the New ETF’s average daily net assets and 0.15% of average daily net assets in excess of $2 billion.
For administrative services, the Institutional Class, Class A, Class C, Investor Class, and Trust Class of the Target Fund pays NBIA a fee at the annual rate of 0.15%, 0.27%, 0.27%, 0.27%, and 0.50%, respectively.  For administrative services, the New ETF pays NBIA a fee at the annual rate of 0.09% of the Fund’s average daily net assets.
For the Target Fund, NBIA has contractually undertaken to waive and/or reimburse certain fees and expenses of Class A, Class C, Investor Class, Trust Class and Institutional Class so that the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, taxes including any expenses related to tax reclaims, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) (“Operating Expenses”) of each class are limited to 0.71%, 1.46%, 0.54%, 0.64% and 0.34% of average net assets, respectively. Each of these undertakings lasts until 10/31/2027 and may not be terminated during its term without the consent of the Board of Trustees. The Target Fund has agreed that each of Class A, Class C, Investor Class, Trust Class and Institutional Class will repay the Adviser for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual Operating Expenses to exceed 0.71%, 1.46%, 0.54%, 0.64% and 0.34% of the class’ average net assets, respectively. Any such repayment must be made within three years after the year in which the Manager incurred the expense.
For the New ETF, NBIA has contractually undertaken to waive and/or reimburse certain fees and expenses of the Fund so that the total annual operating expenses (excluding interest, brokerage commissions, acquired fund fees and expenses, taxes including any expenses relating to tax reclaims, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) are limited to 0.34% of average net assets. This undertaking lasts until 10/31/2027 and may not be terminated during its term without the consent of the Board of Trustees. The New ETF has agreed that it will repay the Manager for fees and expenses waived or reimbursed for the New ETF, including those fees and expenses reimbursed for the Target Fund, provided that repayment does not cause annual Operating Expenses to exceed 0.34% of the New ETF’s average net assets. Any such repayment must be made within three years after the year in which the Adviser incurred the expense. The current amount subject to recoupment for the Institutional Class of the Target Fund is set forth below along with the expiration date of such recoupment.
Term	Amount Available in Dollars
Expiring 2024	$246,584
Expiring 2025	$319,603
Expiring 2026	$335,300

A discussion regarding the basis for the New ETF Board’s approval of the advisory agreement between the Adviser and the New ETF will be available in the annual shareholder report for the year ending October 31, 2024, which will be on file with the SEC on the EDGAR system, (1940 Act File No. 811-23761).

Portfolio Managers
The Target Fund and the New ETF are managed by the following portfolio managers, who are primarily responsible for the day-to-day management of each Fund’s portfolio.
Portfolio Managers	Target Fund	New ETF
Ashok Bhatia (Managing Director of NBIA)	Neuberger Berman Short Duration Bond Fund	Neuberger Berman Short Duration Income ETF
David M. Brown (Managing Director of NBIA)	Neuberger Berman Short Duration Bond Fund	Neuberger Berman Short Duration Income ETF
Michael Foster (Managing Director of NBIA)	Neuberger Berman Short Duration Bond Fund	Neuberger Berman Short Duration Income ETF
Matthew McGinnis (Senior Vice President of the Manager)	Neuberger Berman Short Duration Bond Fund	Neuberger Berman Short Duration Income ETF

The Statement of Additional Information provides additional information about portfolio manager’s compensation structure, other accounts managed by the portfolio managers, and the ownership of shares in the Target Fund by the portfolio managers.

Other Service Providers
The New ETF will use the same other service providers as currently used by the Target Fund, except as noted below:
Role	Service Provider
Administrator	Neuberger Berman Investment Advisers LLC, 1290 Avenue of the Americas, New York, NY 10104
Fund Accounting Agent	State Street Bank and Trust Company, State Street Financial Center, 1 Lincoln Street, Boston, Massachusetts 02111
Transfer Agent
Target Fund: SS&C Global Investor & Distribution Solutions, Inc., (“SS&C”), 2000 Crown Colony Dr., Quincy, MA 02169
New ETF: State Street Bank and Trust Company, State Street Financial Center, 1 Lincoln Street, Boston, Massachusetts 02111
Equiniti Trust Company, LLC, 6201 15th Avenue, Brooklyn, NY 11219, will serve as stock transfer agent for the New ETF.

Custodian	State Street Bank and Trust Company, 1 Lincoln Street, Boston, Massachusetts 02111
Distributor	Neuberger Berman BD LLC, located at 1290 Avenue of the Americas, New York, NY 10104
Independent Registered Public Accounting Firm	Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116

More information about the New ETF’s administrator, fund accountant, transfer agent, and custodian can be found in the Statement of Additional Information.
Purchase, Redemption/Sale and Pricing of Fund Shares
The procedures for purchase and redemption of shares of the Target Fund and the New ETF are not the same. Additional information about purchase, redemption and pricing can be found in the prospectus for the Target Fund and in Appendix D for the New ETF.

Sales Loads
Class A shares of the Target Fund are currently subject to a front-end sales charge and a contingent deferred sales charge (“CDSC”) that applies on purchases of $1,000,000 or more redeemed within 18 months of purchase, and Class C shares of the Target Fund are currently subject to a CDSC on shares redeemed within one year of purchase.  Effective February 26, 2024, the Target Fund has implemented waivers of any applicable CDSC in order to allow shareholders who do not wish to invest in the New ETF, or who may wish to invest in other eligible mutual funds sold by Neuberger Berman, to redeem or exchange their Target Fund shares prior to the consummation of the Conversion without incurring a CDSC in connection with the redemption or exchange or a sales charge in connection with the exchange.  No front-end sales charge or CDSC will be imposed on shares of the Target Fund exchanged for shares of the New ETF in connection with the Conversion.
No sales charges are imposed on shares of the New ETF.

Rule 12b-1 Plan (or Plan)
The Target Fund adopted plans pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each of Class A and Class C pays the Distributor a fee at an annual rate of 0.25% and 1.00%, respectively, of its average net assets to compensate financial intermediaries for providing distribution related services to the Target Fund and/or administrative or shareholder services to shareholders. The Distributor may also retain part of this fee as compensation for providing these services. These fees increase the cost of investment. Because these fees are paid out of a Fund’s assets on an on-going basis, over the long term they could result in higher overall costs than other types of sales charges. Effective December 15, 2023, Rule 12b-1 fees on all applicable share classes for the Target Fund have been waived.
The New ETF has not adopted a plan pursuant to Rule 12b-1.
Purchases and Redemptions/Sales of Fund Shares
Target Fund. The Target Fund is a mutual fund, and investors can purchase and redeem shares directly from the Target Fund or indirectly through intermediaries. Investors may purchase, exchange or redeem the Target Fund’s shares at its NAV computed after receipt of the order. Transactions will only occur on days when the NYSE Exchange is open. On holidays and other days when the NYSE Exchange is closed, the Target Fund’s NAV is not calculated and the Target Fund does not accept buy or sell orders. However, the value of the Target Fund’s assets may still be affected on those days, because the Target Fund may hold foreign securities that trade on days that foreign securities markets are open.
To purchase, exchange or redeem shares of the Target Fund, investors must submit orders to the Target Fund by the applicable cut-off time to receive the NAV calculated on that day. If an order is received after the applicable cut-off time, it will be processed the next business day.
Investors who wish to purchase, exchange or redeem the Target Fund shares through a broker-dealer should contact the broker-dealer regarding the hours during which orders to purchase, exchange or redeem shares of the Target Fund may be placed.

New ETF.  The New ETF is an exchange traded fund. ETF shares can be bought and sold throughout the trading day like other shares of publicly traded securities. There is no minimum investment for purchases made on the listing exchange. When buying or selling ETF shares through a broker, you may incur customary brokerage commissions and charges. When charged, the commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares.
Individual shareholders do not pay a redemption fee to the New Trust when selling shares on the exchange. When a shareholder purchases or sells shares on the exchange, the purchase and sale are handled through the shareholder’s brokerage account.
In addition to any brokerage commission, you will incur the cost of the “spread,” which is the difference between what investors are willing to pay for shares (the “bid” price) and the price at which they are willing to sell the shares (the “ask” price). The spread with respect to an ETF’s shares varies over time based on the ETF’s trading volume and market liquidity, and is generally lower (or narrow) if the ETF has a lot of trading volume and market liquidity and higher (or wider) if the ETF has little trading volume and market liquidity. When the spread widens, particularly in times of market stress, you may pay significantly more or receive significantly less than the underlying value of the ETF shares when you buy or sell ETF Shares in the secondary market. Because of the costs of buying and selling ETF shares, frequent trading may reduce investment returns.
ETF shares are bought and sold at market prices, rather than the NAV, and shares may trade at a price greater or less than the NAV. Generally, the New ETF will only issue or redeem ETF shares that have been aggregated into Creation Unit blocks of 25,000 shares or multiples thereof to Authorized Participants who have entered into agreements with the New ETF’s distributor, as discussed in the “Creation and Redemption of Creation Units” section of the New ETF’s Statement of Additional Information. The New ETF will issue or redeem Creation Units in return for a basket of instruments as specified by the ETF each day.
Pricing
The procedures for calculating the NAV of shares are the same for both the Target Fund and the New ETF.
Net Asset Value. For both the Target Fund and the New ETF, the NAV of the Fund is determined at the close of business of the NYSE Exchange (generally 4:00 p.m. Eastern Time) on each day that the relevant fund is open for business.  For both the Target Fund and the New ETF, NAV is calculated by (1) subtracting the Fund’s liabilities from its assets and then (2) dividing that number by the total number of outstanding shares. Under normal conditions, the Fund generally values portfolio securities at market value. If market quotations are not available or reliable, the Fund will value securities at their fair value as determined in good faith.
Fair Value Pricing. The fair value of a security is the amount which a fund might reasonably expect to receive upon a current sale. The fair value of a security may differ from the last quoted price and a fund may not be able to sell a security at the fair value. Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the NYSE Exchange. Market quotations of foreign securities from the principal markets in which they trade may not be reliable if events or circumstances that may affect the value of portfolio securities occur between the time of the market quotation and the close of trading on the NYSE Exchange. If a significant event that affects the valuation of a foreign security occurs between the close of the foreign security’s primary exchange and the time a fund calculates its NAV, the fund will fair value the foreign security to account for this discrepancy. In addition, since certain foreign securities may trade on weekends or days when a fund does not price its shares, the value of these securities may change on days when fund shares cannot be purchased or redeemed.
Frequent Trading/Market Timing
The Target Fund and the New ETF have different approaches to frequent trading and market timing.
Target Fund.  Frequent purchases and redemptions of the Target Fund’s share classes by a shareholder may harm other Target Fund shareholders by interfering with the efficient management of the Target Fund’s portfolio, increasing brokerage and administrative costs, and potentially diluting the value of their shares. Accordingly, the Target Fund’s Board of Trustees discourages frequent purchases and redemptions of the Target Fund’s share classes by reserving the right to reject any purchase order for any reason or no reason, including purchase requests from potential investors that the Target Fund believes might engage in frequent purchases and redemptions of each of the Target Fund.
The right to reject an order applies to any order, including an order placed from an omnibus account, as applicable. Although the Target Fund has taken steps to discourage frequent purchases and redemptions of the Target Fund, the Target Fund cannot guarantee that such trading will not occur.
New ETF. Unlike frequent trading of shares of a traditional open-end mutual fund, (i.e., not ETF shares), frequent trading of exchange traded shares on the secondary market does not disrupt portfolio management, increase the ETF’s trading costs, lead to realization of capital gains, or otherwise harm ETF shareholders.
Also, with regard to transactions in Creation Units, Shares can only be purchased and redeemed directly from the Fund in Creation Units and only by Authorized Participants. In addition, because such trades are effected in cash, this could result in dilution to the New ETF and increased transaction costs that negatively impact the New ETF’s ability to achieve its investment objective. The New ETF may also employ fair valuation pricing, which may minimize potential dilution from market timing.
In addition, the New ETF imposes Transaction Fees on purchases and redemptions of Shares to offset transfer and other costs associated with the purchase and redemption of shares of the New ETF in Creation Units. The Transaction Fee is charged to the Authorized Participant on the day such Authorized Participant purchases or redeems any Creation Unit(s) and is generally the same regardless of the net number of Creation Units purchased or redeemed by an Authorized Participant on the applicable day.

Given these considerations, the New Trust’s Board of Trustees determined that it is not necessary to adopt policies and procedures to detect and deter market timing in Shares.
Dividends, Distributions and Taxes

Target Fund. The Target Fund generally distributes net investment income, if any, monthly, and net realized capital gains, if any, annually. Target Fund shareholders may elect to reinvest income dividends and capital gain distributions in the form of additional shares of the Target Fund or receive these distributions in cash. Dividends and distributions from the Target Fund are automatically reinvested in the Target Fund, unless you elect to have dividends paid in cash. Dividends are earned through the business day on which a redemption order is received in proper form. Investors redeeming in full will receive earned dividends on the day they sell their shares; investors redeeming a portion of their shares will receive earned dividends on the next applicable monthly distribution date. Reinvested dividends and distributions receive the same tax treatment as those paid in cash.
New ETF. The New ETF generally intends to distribute net investment income, if any, monthly and net realized capital gains, if any, annually.  Brokers may make available to their customers who own New ETF shares the Depository Trust Company (“DTC”) book-entry dividend reinvestment service. To determine whether this service is available and whether there is a commission or other charge for using this service, consult your broker. Brokers may require shareholders to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both net income and net realized gains will be automatically reinvested in additional whole shares purchased in the secondary market. Without this service, investors would receive all their distributions in cash.
Federal Income Taxes
The following tax information is based on U.S. federal tax laws and regulations in effect on the date of this Combined Information Statement/Prospectus and, except as otherwise noted, applies to each of the Target Fund and the New ETF. These laws and regulations are subject to change, possibly with retroactive effect. Shareholders should consult a tax professional for the federal tax consequences of investing in the Funds as well as for information on foreign, state and local taxes which may apply. Additional tax information appears in each Fund’s Statement of Additional Information.
The Target Fund and New ETF (the “Funds”) intend to qualify as regulated investment companies for federal income tax purposes and, as such, they will not be subject to federal income tax on their taxable income and gains that they distribute to their shareholders. Under ordinary circumstances, the Funds intend to distribute their income and gains in such a way that they will not be subject to a federal excise tax on certain undistributed amounts. However, no assurance can be given that a Fund will not be subject to the excise tax.
Each Fund generally intends to distribute substantially all of its net investment income monthly and net realized capital gains annually, typically in December. Target Fund distributions will be reinvested in shares of the Target Fund unless you elect to receive cash. Brokers may make available to their customers who own New ETF shares the DTC book-entry dividend reinvestment service. Distributions from net investment income (including any excess of net short-term capital gains over net long-term capital losses) are generally taxable to investors as ordinary income (although a portion of such distributions may be taxable to investors at the lower rate applicable to qualified dividend income), while distributions of capital gains (the excess of net long-term capital gains over net short-term capital losses) are taxable as long-term capital gains, regardless of your holding period of Fund shares. Each Fund expects that, as a result of its investment objectives and strategies, its distributions of capital gains will consist primarily of short-term capital gains, which are taxable as ordinary income. Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January. Each year a Fund will inform you of the amount and type of your distributions. IRAs and other qualified retirement plans are exempt from federal income taxation, unless they incur debt to finance the acquisition of Fund shares.
Redemptions of shares of the Target Fund and sales of the New ETF shares are taxable events on which you may realize a gain or loss.
U.S. individuals, trusts, and estates with income above certain thresholds are subject to the Medicare contribution tax at a rate of 3.8% on their net investment income, which includes interest, dividends and capital gains.
Federal law requires the Target Fund (or its administrative agent) and brokers, with respect to the New ETF, to report to the IRS and furnish to Fund shareholders the cost basis information and holding period for Fund shares purchased on or after January 1, 2012 and redeemed on or after that date. The Target Fund will permit shareholders to elect from among several IRS-accepted cost basis methods, including average cost. In the absence of an election, the Target Fund will use average cost as the default cost basis method. Brokers may permit similar elections with respect to New ETF shares. The cost basis method a shareholder elects may not be changed with respect to a redemption of shares after the settlement date of the redemption. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.
The Target Fund and brokers, with respect to the New ETF, require you to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires the Target Fund and brokers, with respect to the New ETF, to withhold 24% of any distribution and redemption proceeds. The Target Fund reserves the right to reject your purchase order if you have not provided a certified social security or taxpayer identification number.
The tax consequences described in this section apply whether distributions are taken in cash or reinvested in additional shares. In addition to federal taxes, you may be subject to state and local taxes on distributions. This summary is not intended to be and should not be construed to be legal or tax advice. You should consult your own tax advisors to determine the tax consequences of owning Fund shares.
Foreign Taxes
The Funds may be subject to foreign withholding taxes with respect to income from foreign securities. The Funds do not expect to be able to “pass through” those taxes to the shareholders but will deduct such amounts in determining how much the Funds are required to distribute to their shareholders.
U.S. Taxation of Foreign Shareholders
Nonresident aliens, foreign corporations and other non-U.S. investors in the Funds will be subject to a 30% withholding tax on dividend distributions (other than capital gain dividends and dividends, if any, designated as interest-related dividends or short-term capital gain dividends, unless the shareholder is entitled to a lower rate pursuant to an applicable tax treaty). A foreign shareholder must provide an applicable Form W-8 certifying its foreign status and the applicability of any treaty. Foreign investors are generally not subject to U.S. income tax or distributions of capital gains and capital gains recognized on the sale, exchange, or redemption of shares unless they are present in the U.S. for 183 days or more in a taxable year, or such gains are effectively connected with a U.S. trade or business. Under the Foreign Account Tax Compliance Act (“FATCA”), the Target Fund and brokers, with respect to the New ETF, are required to withhold tax at the rate of 30% on payments to foreign entities that do not comply with information reporting requirements under FATCA.
All foreign investors should consult their tax advisors about the tax consequences of investing in a Fund.
FINANCIAL HIGHLIGHTS
The financial highlights for the Target Fund are included in Appendix B and have been derived from financial statements audited by Ernst & Young LLP.
The financial highlights of the Target Fund are also contained in: the Annual Report to shareholders of the Target Fund for the fiscal year ended October 31, 2023, which have been audited by Ernst & Young LLP, the registered independent public accounting firm for the Target Fund and the New ETF. The Annual Report, which has previously been sent to shareholders, is available on request and without charge by writing to Neuberger Berman Investment Advisers LLC, 1290 Avenue of the Americas, New York, NY 10104 or by calling 877-628-2583. The financial statements and notes thereto are incorporated by reference into this Combined Information Statement/Prospectus.
As of the date of this Combined Information Statement/Prospectus, the New ETF has not commenced operations and has no financial highlights. The New ETF will assume the financial history, including the financial highlights, of the Target Fund at the closing of the Conversion.
ADDITIONAL INFORMATION RELATING TO THE CONVERSION
Description of the Conversion
This section describes the details of the Conversion. This is a summary of the material terms of the Conversion transaction, as set forth in the form of Reorganization Agreement found in Appendix A. The Target Fund and the New ETF will be entering into a Reorganization Agreement.

The Conversion is effectuated by merging the Target Fund into the New ETF, which we expect to take place as follows:
•	The Closing Date for the Conversion will be a fixed date, currently estimated to be June 21, 2024.

•	This is the last day that the Fund will be a mutual fund.

•	The Target Fund’s NAV will be calculated on that date in accordance with its prospectus and Statement of Additional Information.

•
After this, substantially all of the assets and liabilities of the Target Fund will be transferred to the New ETF. In return, the New ETF will deliver to the Target Fund shares of the New ETF and assume all liabilities of the Target Fund.

o
The shares of the New ETF issued to the Target Fund (together with cash in lieu of fractional shares, if any) will have an aggregate NAV equal to the aggregate NAV of the Target Fund’s shares outstanding as of the close of trading on the NYSE Exchange on the Closing Date, which is expected to be June 21, 2024.

o	Shareholders holding fractional shares of the Target Fund will be issued a check representing the redemption of their fractional shares.

•	After the Target Fund receives the shares of the New ETF, the Target Fund will distribute those New ETF shares (and cash in lieu of fractional shares) to its shareholders.

o
The New ETF shares are distributed to former Target Fund shareholders as follows: the New ETF will open new accounts on its books in book entry form registered in a “street name” brokerage account held for the benefit of such former Target Fund shareholders, and transfer to those accounts the shares of the New ETF that corresponds to each shareholder’s interest. The New ETF does not issue certificates in connection with the Conversion except as required by a securities depository in connection with the establishment of book-entry ownership of New ETF shares.

o
These newly-opened accounts on the books of the New ETF will represent the respective pro rata number of shares of the New ETF that the corresponding Target Fund is to receive under the terms of the Reorganization Agreement as adjusted for fractional share redemptions, if any. See “Terms of the Conversion” below.

•	The Target Fund will be terminated as a series of the Neuberger Berman Income Funds.

•	The New ETF will open for trading on the exchange on June 24, 2024.

Each of the Trust and the New ETF Trust is a Delaware statutory trust.  As such, each Trust’s operations are governed by each Trust’s Trust Instrument and By-laws and applicable Delaware law.  The operations of each Trust are also subject to the provisions of the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder.  The rights of shareholders of the New ETF Trust are substantially similar to the rights of shareholders of the Trust.  However, the two Trusts are governed by different organizational documents.  Among other differences, the Trust Instrument of the New ETF Trust contains provisions particular to ETF redemptions.  A summary of the similarities and differences between the Trusts’ respective organizational documents is provided below in the section entitled “Shareholder Rights and Description of Securities to Be Issued.”
Accordingly, as a result of the Conversion, a Target Fund shareholder will own shares of the New ETF (and cash in lieu of fractional shares) with an aggregate NAV equal to the aggregate NAV of the shares of the Target Fund that the shareholder owned immediately prior to the Conversion.
No sales charge or fee of any kind will be assessed to the Target Fund shareholders in connection with their receipt of shares of the New ETF in the Conversion.
The Reorganization Agreement contains customary representations, warranties, and conditions. The Reorganization Agreement may be terminated with respect to the Conversion if, on the Closing Date, any of the required conditions have not been met or if the representations and warranties are not true. Reorganization Agreement may be terminated or amended by the mutual consent of the parties.
Capitalization
The following table sets forth, as of February 15, 2024, (a) the unaudited capitalization of the Target Fund’s Institutional Class, Class A, Class C, Investor Class, and Trust Class shares; and (b) the unaudited pro forma combined capitalization of the New ETF assuming the proposed Conversion has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Target Fund share purchase, redemption and market activity. Accordingly, the following should not be relied upon to reflect the number of shares of the New ETF that actually will be received on or after such date.  Pro forma numbers are estimated in good faith and hypothetical.  Pro forma numbers do not reflect any potential liquidation of shareholders associated with the Conversion or cash paid in lieu of fractional New ETF shares. At the closing of the Conversion, shareholders of the Target Fund will receive the New ETF shares (and cash in lieu of fractional shares, if any) based on the aggregate NAV of the shares of the Target Fund on the Closing Date.

The information in the capitalization table below is for informational purposes only. There is no assurance that the Conversion will be consummated.
	Target Fund
	Class(2)					New ETF(1)	Pro Forma—Acquiring Fund after Conversion (estimated)
	A	C	Institutional	Investor	Trust
Net assets (thousands)	$5,379	$732	$147,078	$15,849	$1,749	$N/A	$170,787(3)(4)
Total shares outstanding (thousands)	$794	$108	$20,705	$2,230	$2,230	N/A	$6,831(3)(6)
Net asset value per share^	$6.77	$6.77	$7.10	$7.11	$7.11	$N/A	$25.00 (5)

(1) The New ETF is a shell fund without any shares outstanding and, therefore, no estimated capitalization is available.

(2) Holders of Class A, Class C, Investor Class, Trust Class and Institutional Class of the Target Fund will each receive shares of the New ETF upon closing of the Conversion. The New ETF does not offer multiple share classes.

(3) No adjustments have been made with respect to the cost of the Conversion because NBIA is paying for the costs of the Conversion, whether or not the Conversion is consummated. Brokerage fees and expenses related to the disposition and acquisition of assets (including any disposition to raise cash to pay redemption proceeds) that are incurred in the ordinary course of business will not be covered by NBIA. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

(4) Since shares of the New ETF are not issued in fractional shares and, as a result, cash will be paid to shareholders in connection with the Conversion in lieu of fractional shares, the NAV of the New ETF upon consummation of the Conversion may be less than that of the Target Fund.

(5) It is the intent of NBIA for the New ETF to have a starting NAV of $25.00 per share.

(6) Figure represents the number of shares that would be issued by the New ETF in order to have a starting NAV of $25.00 per share.

^ Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

Portfolio Turnover
Each of the Target Fund and the New ETF pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect a fund’s performance. The following table shows the Target Fund’s portfolio turnover rate; no portfolio turnover rate is shown for the New ETF because it is not yet operational. The Adviser expects the portfolio turnover rate for the New ETF to be comparable to the rate for the Target Fund. The portfolio turnover rate for the Target Fund for the fiscal year ended October 31, 2023, is set forth below:
Target Fund	Portfolio Turnover Rate
Neuberger Berman Short Duration Bond Fund	65%

Federal Income Taxes
Note: we will use the term “reorganization” here when we talk about the tax treatment of the Conversion.
The combination of the Target Fund and the New ETF in the Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the “Code”). As a condition of the closing of the Reorganization, the Trust will receive a legal opinion from K&L Gates LLP to the effect that the Reorganization will be a tax-free reorganization. Accordingly, neither the Target Fund nor its shareholders will recognize gain or loss as a result of the Reorganization (except with respect to cash received in lieu of fractional shares or shares not held in a brokerage account at the time of the Reorganization). The distribution of money market fund shares to IRAs that will result in the recognition of gain or loss but should not result in any tax payable by such IRAs or their account owners due to their tax-exempt status, provided that the IRAs are not terminated at that time. For the Target Fund shareholders, the tax basis of the New ETF shares received should be the same as the basis of the Target Fund shares exchanged and the holding period of the New ETF shares received should include the holding period of the Target Fund shares exchanged, provided that the shares exchanged were held as capital assets at the time of the Reorganization. No tax ruling from the Internal Revenue Service regarding the Reorganization has been requested. Nevertheless, should the Target Fund engage in the sale of securities prior to its Reorganization, whether in the ordinary course of business or in anticipation of the Reorganization, could result in taxable capital gains distribution prior to the Closing Date of the Reorganization.

To the extent that a portion of the Target Fund’s portfolio assets are sold prior to the Reorganization, the federal income tax effect of such sales will depend on the holding periods of the assets sold and the difference between the price at which such portfolio assets were sold and the Target Fund’s basis in those assets. Any net capital gains (net long-term capital gain in excess of any net short-term capital loss) recognized in these sales, after the application of any other available capital losses and any available capital loss carryforwards (capital losses from prior taxable years that may be used to offset future capital gains), would be distributed to the Target Fund’s shareholders as capital gain dividends. Any net short-term capital gains (net short-term capital gain in excess of any net long-term capital loss and after application of any other available capital losses and any available capital loss carryforwards) would be distributed as ordinary dividends.
As of the end of its taxable year ending October 31, 2023, the Target Fund had $7,864,950 in long term capital carry loss carryforwards and $4,631,123 in short term capital loss carryforwards.  Following the reorganization, the New ETF will be able to utilize such capital loss carryforwards (to the extent not utilized by the Target Fund to offset capital gains recognized during its current taxable year) and to the extent not limited under current tax regulations.
Prior to the Closing Date of the Reorganization and to the extent deemed necessary by management, the Target Fund will pay to its shareholders a cash distribution consisting of any undistributed investment company taxable income and/or any undistributed realized net capital gains. This distribution would be taxable to shareholders that are subject to tax. Shareholders should consult their own tax advisers concerning the potential tax consequences of the Reorganization to them, including foreign, state and local tax consequences.
Portfolio Repositioning
The Target Fund and the New ETF use the same investment strategies. No changes in the Target Fund’s portfolio are required to “align” the portfolio with the New ETF, because the New ETF uses the same investment program as the Target Fund.
The New ETF’s creations and redemptions are typically made in cash. This means that the Target Fund will realize and recognize capital gains/losses in connection with the Reorganization. These capital gains/losses are added to other capital gains/losses the Target Fund has realized and recognized during the Target Fund’s taxable year.
Expenses of the Conversion
The costs of the Conversion will be borne by the Adviser, whether or not the Conversion is consummated. The costs associated with the Conversion will not affect the NAV of the Target Fund.
Share Certificates
No certificates for shares of the New ETF will be issued in connection with the Conversion.

OTHER INFORMATION
Shareholder Information
As of January 31, 2024, no person was known by the Target Fund to own beneficially or of record 5% or more of any class of shares of the Target Fund, except as follows:
Fund	Name and Address	Percentage of Shares Held
Neuberger Berman Short Duration Bond Fund - Class A	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	64.41
	UMB BANK NA CUST IRA FBO DAVID H LACOOK 2001 KARBACH ST STE J HOUSTON TX 77092-8425	5.35
	MERRILL LYNCH PIERCE FENNER & SMITH INC FUND ADMINISTRATION ATTN SERVICE TEAM ATTN FUND ADMINISTRATION (98055) 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	5.03
Neuberger Berman Short Duration Bond Fund - Class C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	54.15

	LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	21.92
	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	11.26
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	7.54
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	5.14
Neuberger Berman Short Duration Bond Fund - Investor Class	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	11.98
Neuberger Berman Short Duration Bond Fund - Institutional Class	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-2010	79.19

	CITY OF HOLLYWOOD EMPLOYEES RETIREMENT FUND PO BOX 229045 HOLLYWOOD FL 33022-9045	11.67
Neuberger Berman Short Duration Bond Fund - Trust Class	NATIONWIDE LIFE INSURANCE COMPANY (QPVA) C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	27.55
	DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES IA 50392-0001	21.23
	NATIONAL FINANCIAL SERV CORP FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	19.55
	TALCOTT RESOLUTION LIFE INSURANCE COMPANY PO BOX 5051 HARTFORD CT 06102-5051	15.84
	MG TRUST COMPANY CUST. FBO BRANDT COMPANY, INC. 401K 717 17TH ST STE 1300 DENVER CO 80202-3304	7.99

As of January 31, 2024 the following shareholders owned of record or beneficially more than 25% of the outstanding shares of the Target Fund as set forth below. A shareholder who owns of record or beneficially more than 25% of the outstanding shares of a Fund or who is otherwise deemed to “control” a Fund may be able to determine or significantly influence the outcome of matters submitted to a vote of the Fund’s shareholders.
Fund Name	Name and Address	Percentage of Shares Held
Neuberger Berman Short Duration Bond Fund	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-2010	67.95

Shareholder Rights and Description of Securities to Be Issued
Each of the Target Trust and the New Trust is organized as a Delaware statutory trust.  Each Trust’s operations are governed by its organizational documents and applicable Delaware law.  The Target Trust operates in accordance with its Declaration of Trust and By-Laws, as amended from time to time.  The New Trust operates in accordance with its Trust Instrument and By-Laws, as amended from time to time.  The operations of each Trust also are subject to the provisions of the 1940 Act and the rules and regulations thereunder.  The Target Trust’s Declaration of Trust and the New Trust’s Trust Instrument are each referred to in this discussion as a “Trust Instrument” and collectively as “Trust Instruments.”
While the Trusts are governed by different organizational documents, including separate Trust Instruments, the rights of shareholders of the New ETF are similar to the rights of shareholders of the Target Fund.  Each Trust’s Trust Instrument disclaims shareholder liability for acts or obligations of the Trust or its series and provides for indemnification to a shareholder from being held personally liable solely by reason of his or her being or having been a shareholder.  Each Trust’s Trust Instrument provides that the Board may establish series (that is, funds) in addition to those currently established and that the Board may determine, in its sole discretion, the rights and preferences, voting powers, and privileges of such series relative to any other series.  Similarly, each Trust Instrument provides that the Board may divide the shares of any series into separate classes of shares, which may differ as to certain rights and preferences.
Shareholder voting rights under each Trust Instrument are similar.  Each Trust Instrument provides for shareholder voting as required by the 1940 Act or other applicable laws, but otherwise permits, consistent with Delaware law, certain actions by the Trustees without seeking the consent of shareholders.  Under each Trust Instrument, shareholders of a series are entitled to one vote for each full share held and fractional votes for fractional shares held.  Voting rights are not cumulative with respect to the election of the Trustees of each Trust.  Each Trust Instrument does not provide for annual meetings.  Each Trust Instrument provides that any Trustee may be removed at any meeting of shareholders by a vote of at least two-thirds of the outstanding shares of the respective Trust.  Each Trust Instrument further provides for shareholder voting with respect to the election of Trustees, amendments to the Trust Instrument affecting shareholder voting rights, and with respect to such additional matters relating to the Trust as may be required by applicable law, the governing documents, or as the Trustees may consider desirable. The Trust’s Trust Instrument requires the affirmative vote of a majority of the Trust’s or a series’ interest holders in order to effectuate a merger of the Trust or a series.  The New ETF Trust’s Trust Instrument permits such action to be taken by a majority of the Trustees and without a shareholder vote.
The primary differences between each Trust’s Trust Instrument include differences particular to the functioning of an ETF. For example, whereas the Target Trust permitted shareholders to redeem individual shares, redemption rights under the New ETF are limited to the redemption of Creation Units. This is because ETFs do not issue individual shares, but instead issue Creation Units. Otherwise, shareholder rights between the Target Trust and the New Trust are substantially similar.
Shareholder Proposals
The Target Fund and New ETF do not hold regular annual meetings of shareholders. As a general matter, the New ETF does not intend to hold future regular annual or special meetings of their shareholders unless the election of directors is required by the 1940 Act. Any shareholder who wishes to submit a proposal for consideration at a meeting of shareholders of the New ETF should send such proposal to Neuberger Berman Investment Advisers LLC, 1290 Avenue of the Americas, New York, NY, 10104. To be considered for presentation at a shareholders’ meeting, rules promulgated by the SEC require that, among other things, a shareholder’s proposal must be received at a fund’s offices a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

APPENDIX A
AGREEMENT AND PLAN OF REORGANIZATION
AGREEMENT AND PLAN OF REORGANIZATION dated as of [     ], 2024 (the “Agreement”), between Neuberger Berman Income Funds (the “Target Trust”), a Delaware statutory trust, on behalf of its series, Neuberger Berman Short Duration Bond Fund (the “Target Fund”), and Neuberger Berman ETF Trust (the “ETF Trust”), a Delaware statutory trust, on behalf of its series, Neuberger Berman Short Duration Income ETF (the “Acquiring ETF”).  (Each of the Target Fund and Acquiring ETF is sometimes referred to herein as a “Fund.”)
Notwithstanding anything to the contrary contained herein, (1) all agreements, covenants, representations, warranties, actions, and obligations (collectively, “Obligations”) of and by the Target Fund contained herein shall be deemed to be the Obligations of the Target Trust acting on its behalf, and all rights and benefits created hereunder in favor of the Acquiring ETF shall inure to and be enforceable by the ETF Trust acting on its behalf, (2) all Obligations of and by the Acquiring ETF contained herein, shall be deemed to be the Obligations of the ETF Trust acting on its behalf, and all rights and benefits created in favor of the Target Fund shall inure to and be enforceable by the Target Trust acting on its behalf, (3) in no event shall any other series of the Target Trust or the assets thereof be held liable with respect to the breach or other default by the Target Fund or the Target Trust of its Obligations set forth herein, and (4) in no event shall any other series of the ETF Trust or the assets thereof be held liable with respect to the breach or other default by the Acquiring ETF or the ETF Trust of its Obligations set forth herein.
This Agreement is intended to be and is adopted as a “plan of reorganization” within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and section 1.368-2(g) of the Treasury regulations promulgated under the Code (the “Treasury Regulations”).  The reorganization will consist of (a) the transfer of all of the assets of the Target Fund to the Acquiring ETF in exchange for shares of beneficial interest, no par value per share, of the Acquiring ETF (“Acquiring ETF Shares”), cash in lieu of fractional Acquiring ETF Shares, if any, and the assumption by the Acquiring ETF of the liabilities of the Target Fund as described herein, and (b) the distribution, after the Closing Date hereinafter referred to, of Acquiring ETF Shares and cash in lieu of fractional Acquiring ETF Shares, if any, to the shareholders of the Target Fund in liquidation of the Target Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement (the “Reorganization”).
WHEREAS, the Target Fund is a series of the Target Trust, a registered, open-end management investment company, and the Acquiring ETF is a series of the ETF Trust, a registered, open-end management investment company, and the Target Fund owns securities which are assets of the character in which the Acquiring ETF is permitted to invest;
WHEREAS, the Target Fund is authorized to issue shares of beneficial interest divided into five classes – Class A, Class C, Investor Class, Trust Class, and Institutional Class (together, “Target Fund Shares”);

WHEREAS, the Target Fund intends to convert shares of Class A, Class C, Investor Class, and Trust Class to Institutional Class shares prior to the date of the Reorganization making the Institutional Class the only class of Target Fund Shares;
WHEREAS, the Target Trust’s Board has determined that the conversion of Class A, Class C, Investor Class, and Trust Class to Institutional Class shares is in the best interests of the Fund;
WHEREAS, the Target Fund intends to conduct a reverse stock split of the Institutional Class shares after its converts shares of Class A, Class C, Investor Class, and Trust Class to Institutional Class but prior to the date of the Reorganization;
WHEREAS, the Acquiring ETF is authorized to issue one class of Acquiring ETF Shares;
WHEREAS, the Target Trust’s Board has determined that the Reorganization is in the best interests of the Target Fund and that the interests of the Target Fund’s existing shareholders will not be diluted as a result of the Reorganization;
WHEREAS, the Target Fund and the Acquiring ETF intend that for United States federal income tax purposes the Reorganization contemplated by this Agreement constitutes a “reorganization” within the meaning of Section 368(a)(1) of the Code; and
WHEREAS, the ETF Trust’s Board has determined that the Reorganization is in the best interests of the Acquiring ETF and, there being no existing shareholders of the Acquiring ETF, that the Reorganization will not result in dilution of the Acquiring ETF’s shareholders’ interests.
NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties agree as follows:
1.	THE REORGANIZATION.

1.1 Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Target Fund agrees to assign, transfer and convey to the Acquiring ETF all of the assets of the Target Fund, as set forth in paragraph 1.2, free and clear of all liens, encumbrances and claims whatsoever.  The Acquiring ETF agrees in exchange therefor –
(a)   to deliver to the Target Fund the number of Acquiring ETF Shares (and cash in lieu of fractional Acquiring ETF Shares, if any) determined as set forth in paragraph 2.3; and
(b)   to assume the liabilities of the Target Fund, as set forth in paragraph 1.4.
Such transactions shall take place at the closing (the “Closing”) as of the close of business on the closing date (the “Closing Date”), provided for in paragraph 3.1.  In lieu of delivering certificates for Acquiring ETF Shares, the Acquiring ETF shall credit the Acquiring ETF Shares to the Target Fund’s account on the books of the Acquiring ETF and shall deliver a confirmation thereof to the Target Fund.

1.2 The assets of the Target Fund to be acquired by the Acquiring ETF shall consist of all assets, including, without limitation, all portfolio securities, cash, cash equivalents, commodities, interests in futures and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends or interest and other receivables), and other assets belonging to the Target Fund, and any deferred or prepaid expenses, reflected on an unaudited statement of assets and liabilities of the Target Fund, as of the Valuation Date (as defined in paragraph 2.1), in accordance with U.S. generally accepted accounting principles (“GAAP”) consistently applied from the Target Fund’s prior audited period (the “Assets”).
1.3 The Target Fund will identify each shareholder of record that is a fund direct individual retirement account (an “IRA Account”) and will redeem those shareholders immediately prior to the Closing Date.
1.4 The Target Fund will endeavor to identify and, to the extent practicable, discharge all of its known liabilities and obligations before the Closing Date.  The Acquiring ETF shall assume all of the Target Fund’s liabilities and obligations in existence on the Closing Date, whether known or unknown, contingent or otherwise.
1.5 Delivery of the Target Fund’s Assets shall be made on the Closing Date to State Street Bank and Trust Company, the Acquiring ETF’s custodian (the “Custodian”), for the account of the Acquiring ETF, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Acquiring ETF free and clear of all liens, encumbrances, rights, restrictions and claims.  All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Acquiring ETF.
1.6 The Target Fund will pay or cause to be paid to the Acquiring ETF any dividends and interest received on or after the Closing Date with respect to Assets transferred to the Acquiring ETF hereunder.  The Target Fund will transfer to the Acquiring ETF any distributions, rights or other assets received by the Target Fund after the Closing Date as distributions on or with respect to the securities transferred.  Such assets shall be deemed included in the Assets transferred to the Acquiring ETF on the Closing Date and shall not be separately valued.
1.7 As soon after the Closing Date as is conveniently practicable, the Target Fund will distribute to holders of record of the Target Fund Shares, determined as of the close of business on the Closing Date (“Fund Shareholders”), the Acquiring ETF Shares (and cash in lieu of fractional Acquiring ETF Shares, if any) received by the Target Fund pursuant to paragraph 1.1, and will completely liquidate and, promptly thereafter, terminate in accordance with applicable laws of the State of Delaware and federal securities laws.  Each Fund Shareholder will receive Acquiring ETF Shares (and cash in lieu of fractional Acquiring ETF Shares) having an aggregate net asset value equal to the aggregate net asset value of such Fund Shareholder’s Target Fund Shares, determined as of the close of business on the Closing Date.  Such distribution and liquidation will be accomplished by the transfer of Acquiring ETF Shares then credited to the account of the Target Fund on the books of the Acquiring ETF to accounts on the share records of the Acquiring ETF in the names of the accounts of Fund Shareholders that are eligible to hold Acquiring ETF Shares (a “Qualifying Account”) and representing the respective number of the Acquiring ETF Shares due such Fund Shareholders.  Acquiring ETF Shares to be transferred to a Fund Shareholder that holds Target Fund shares in an account, other than an IRA Account, that is not a Qualifying Account shall be held by Equiniti Trust Company, LLC for the account of such Fund Shareholder until a Qualifying Account has been identified for such Fund Shareholder, at which time Acquiring ETF Shares shall be credited to such Qualifying Account.  All issued and outstanding shares of the Target Fund simultaneously will be canceled on the books of the Target Fund and will be null and void.  Acquiring ETF Shares distributed to Qualifying Accounts of Fund Shareholders will be reflected on the books of the Acquiring ETF as uncertificated, book-entry shares; the Acquiring ETF will not issue share certificates in the Reorganization.  Cash in lieu of fractional Acquiring ETF Shares, if any, shall be distributed to Fund Shareholders entitled to such cash.

1.8 Notwithstanding anything to the contrary herein, fractional Acquiring ETF Shares will not be issued to the Fund Shareholders. If the calculation of the distribution amount of Acquiring ETF Shares to any Fund Shareholder results in fractional shares, such Fund Shareholder will receive an amount in cash equal to the net asset value of the fractional Acquiring ETF Shares that would otherwise be received at the Closing.
1.9 Acquiring ETF Shares will be issued in the manner described in the Information Statement/Prospectus on Form N-14, as amended or supplemented (the “Registration Statement”), as of the effective date of the Registration Statement.
1.10 Any transfer taxes payable upon issuance of Acquiring ETF Shares in a name other than the registered holder of Acquiring ETF Shares on the books of the Target Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring ETF Shares are to be issued and transferred.
1.11 Any reporting responsibility of the Target Fund, including the responsibility for filing regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund up to and including the Closing Date and such later date on which the Target Fund’s existence is terminated.
1.12 As soon as practicable after the Closing Date, the Target Trust shall provide the Acquiring ETF with copies of all books and records that pertain to the Target Fund that the Acquiring ETF is required to maintain under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules of the Commission thereunder.
2.	VALUATION.

2.1 The value of the Target Fund’s Assets to be acquired, and the amount of the Target Fund’s known liabilities to be assumed, by the Acquiring ETF hereunder shall be computed as of the scheduled close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time) on the Closing Date (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures set forth in the ETF Trust’s Trust Instrument, as amended (the “ETF Trust’s Trust Instrument”), and the then-current prospectus or statement of additional information of the Acquiring ETF, which are and shall be consistent with the policies currently in effect for the Target Fund, or such other valuation procedures as shall be mutually agreed upon by the parties hereto.
2.2 For purposes of paragraph 1.1(a), the net asset value per share of Acquiring ETF Shares, which are newly created shares, shall be established by the ETF Trust’s management prior to the Closing.
2.3 The number of Acquiring ETF Shares to be issued (and cash in lieu of fractional Acquiring ETF Shares, if any) in exchange for the Target Fund’s net assets shall be determined by dividing the value of the net assets of the Target Fund determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value of one Acquiring ETF Share, determined in accordance with paragraph 2.2.
2.4 All computations of value shall be made in accordance with the regular practices of State Street Bank and Trust Company as fund accountant for the Target Fund and the Acquiring ETF.
3.	CLOSING AND CLOSING DATE.

3.1 The Closing Date shall be June 21, 2024, or such other date as the parties, through their duly authorized officers, may mutually agree.  All acts taking place at the Closing shall be deemed to take place simultaneously on the Closing Date unless otherwise provided.  The Closing shall be held at 5:00 p.m., Eastern time, at the offices of Neuberger Berman Investment Advisers LLC, or such other time and/or place as the parties may mutually agree.
3.2 The Custodian shall deliver at the Closing a certificate of an authorized officer stating that the Target Fund’s Assets have been delivered in proper form to the Acquiring ETF on the Closing Date.  The Target Fund’s portfolio securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) or with a permitted counterparty or futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be delivered to the Custodian as of the Closing Date by book entry, in accordance with the customary practices of the Custodian.  The cash to be transferred by the Target Fund shall be delivered to the Custodian for the account of the Acquiring ETF by wire transfer of federal funds on the Closing Date.
3.3 If on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Target Fund shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Target Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or such other date as the parties hereto may agree.

3.4 The Target Fund’s transfer agent shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing.  The Acquiring ETF’s transfer agent shall issue and deliver to the Target Trust’s Secretary a confirmation evidencing Acquiring ETF Shares to be credited on the Closing Date, or provide evidence satisfactory to the Target Trust that such Acquiring ETF Shares have been credited to the Target Fund’s account on the books of the Acquiring ETF.  The cash to be delivered by the Acquiring ETF in lieu of fractional Acquiring ETF Shares, if any, shall be delivered on or as soon as practicable after the Closing Date.
3.5 At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, receipts or other documents as such other party or its counsel may reasonably request.
3.6 If the Target Fund is unable to make delivery to the Custodian pursuant to paragraph 3.2 of any of the Assets for the reason that any of such Assets have not yet been delivered to the Target Fund by the Target Fund’s broker, dealer or other counterparty, then, in lieu of such delivery, the Target Fund shall deliver with respect to said Assets executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring ETF or the Custodian, including broker confirmation slips.
4.	REPRESENTATIONS AND WARRANTIES.

4.1 The Target Trust, on behalf of the Target Fund, represents and warrants to the ETF Trust, on behalf of the Acquiring ETF, as follows:
(a)   The Target Fund is a duly established and designated series of the Target Trust, a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, and has the power to carry out its obligations under this Agreement.
(b)   The Target Trust is registered under the 1940 Act as an open-end management investment company, and the Target Fund’s shares are registered under the Securities Act of 1933, as amended (the “1933 Act”), and such registrations have not been revoked or rescinded and are in full force and effect.  The Target Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.
(c)   The current prospectus and statement of additional information of the Target Fund, as supplemented, conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.
(d)   The Target Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Target Trust’s Declaration of Trust, as amended (the “Target Trust’s Declaration”), or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Target Trust is a party on behalf of the Target Fund or by which the Target Fund is bound, nor will the execution, delivery and performance of this Agreement by the Target Fund result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease or other undertaking to which the Target Trust is a party on behalf of the Target Fund or by which the Target Fund is bound.

(e)   The Target Fund has no material contracts or other commitments that will be terminated with liability to the Target Fund on or prior to the Closing Date.
(f)   No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Target Fund of the transactions contemplated herein, except as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act and by state securities laws.
(g)   No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to the Target Trust’s knowledge threatened against the Target Fund or any of the Target Fund’s properties or assets which, if adversely determined, would materially and adversely affect the Target Fund’s financial condition, the conduct of the Target Fund’s business or the ability of the Target Fund to carry out the transactions contemplated by this Agreement.  The Target Trust knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Target Fund’s business or the Target Fund’s ability to consummate the transactions contemplated herein.
(h)   The financial statements (collectively, “Statements”) of the Target Fund for each of the Target Fund’s five most recent fiscal years ended October 31, have been audited by Ernst & Young, LLP, an independent registered public accounting firm, and are in accordance with GAAP, consistently applied, and such statements and Target Fund’s unaudited Statements for the six months ended April 30, 2023, (copies of which have been furnished to the Acquiring ETF) fairly reflect the financial condition of the Target Fund as of such dates, and there are no known contingent liabilities of the Target Fund as of such dates not disclosed therein.
(i)   Since [           ], 2024, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Target Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraphs 1.4 and 4.1(h) hereof.
(j)   At the Closing Date, all federal and other tax returns and reports of the Target Fund required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the knowledge of the Target Trust no such return is currently under audit and no assessment or deficiency has been asserted with respect to such returns.  As used in this Agreement, “Tax” or “Taxes” means any tax, governmental fee or other like assessment or charge of any kind whatsoever (including, but not limited to, withholding on amounts paid to or by any person), together with any interest, penalty, addition to tax or additional amount imposed by any governmental authority (domestic or foreign) responsible for the imposition of any such tax. “Tax Return” means reports, returns, information returns, elections, agreements, declarations, or other documents of any nature or kind (including any attached schedules, supplements and additional or supporting material) filed or required to be filed with respect to Taxes, including any claim for refund, amended return or declaration of estimated Taxes (and including any amendments with respect thereto).

(k)   For each taxable year of its operation, the Target Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income Tax under Section 852 of the Code and is a fund that is treated as a separate corporation under Section 851(g) of the Code.  The Target Fund currently qualifies, and shall continue to qualify for the period beginning on the first day of its current taxable year and ending on the Closing Date, as a regulated investment company under the Code. The Target Fund will not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the Treasury Regulations thereunder. The Target Fund has maintained since its formation an October 31 fiscal year-end for U.S. federal income tax purposes, and has not changed such fiscal year end.
(l)   All issued and outstanding shares of the Target Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Target Fund.  All of the issued and outstanding shares of the Target Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of its transfer agent as provided in paragraph 3.4.  The Target Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Target Fund’s shares, nor is there outstanding any security convertible into any of the Target Fund’s shares.
(m)   On the Closing Date, the Target Fund will have good and marketable title to the Assets and full right, power and authority to sell, assign, transfer and deliver the Assets to be transferred by it hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, the Acquiring ETF will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to and accepted by the Acquiring ETF.
(n)   The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Target Trust’s Board and, subject to the approval of the Target Fund’s shareholders, this Agreement will constitute the valid and legally binding obligation of the Target Trust, on behalf of the Target Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).
(o)   The information to be furnished by the Target Trust, on behalf of the Target Fund, for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

(p)   The Registration Statement, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Target Trust and the Target Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and do not and will not include, as it relates to the Target Trust and the Target Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.
4.2 The ETF Trust, on behalf of the Acquiring ETF, represents and warrants to the Target Trust, on behalf of the Target Fund, as follows:
(a)   The Acquiring ETF is a duly established and designated series of the ETF Trust, a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, and has the power to carry out its obligations under this Agreement.
(b)   The ETF Trust is registered under the 1940 Act as an open-end management investment company, and, at the Closing Date, the Acquiring ETF’s shares will be registered under the 1933 Act, and such registrations will be in full force and effect.  The Acquiring ETF will be in compliance in all material respects with the 1940 Act and the rules and regulations thereunder at the Closing Date.
(c)   At the Closing Date, the current prospectus and statement of additional information of the Acquiring ETF, as supplemented, will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.
(d)   The Acquiring ETF is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the ETF Trust’s Trust Instrument or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the ETF Trust is a party on behalf of the Acquiring ETF or by which the Acquiring ETF is bound, nor will the execution, delivery and performance of this Agreement by the Acquiring ETF result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease or other undertaking to which the ETF Trust is a party on behalf of the Acquiring ETF or by which the Acquiring ETF is bound.
(e)   No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring ETF of the transactions contemplated herein, except as may be required under the 1933 Act, the 1934 Act and the 1940 Act and by state securities laws.
(f)   No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to the ETF Trust’s knowledge threatened against the Acquiring ETF or any of the Acquiring ETF’s properties or assets which, if adversely determined, would materially and adversely affect the Acquiring ETF’s financial condition, the conduct of the Acquiring ETF’s business or the ability of the Acquiring ETF to carry out the transactions contemplated by this Agreement.  The ETF Trust knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring ETF’s business or the Acquiring ETF’s ability to consummate the transactions contemplated herein.

(g)   There shall be no issued and outstanding shares of the Acquiring ETF prior to the Closing Date other than a nominal number of shares (“Initial Shares”) issued to a seed capital investor (which shall be an affiliate of the Acquiring ETF) in order to commence operations of the Acquiring ETF.  The Initial Shares have been or will be redeemed by the Acquiring ETF prior to the Closing for the price for which they were issued, and any price paid for the Initial Shares shall at all times have been held by the Acquiring ETF in a non-interest bearing account.
(h)   All issued and outstanding shares of the Acquiring ETF will be, at the Closing Date, validly issued, fully paid, and non-assessable by the Acquiring ETF.  The Acquiring ETF does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring ETF Shares, nor is there outstanding any security convertible into any Acquiring ETF Shares.
(i)   The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the ETF Trust’s Board and, subject to the approval of the Target Fund’s shareholders, this Agreement will constitute the valid and legally binding obligation of the ETF Trust, on behalf of the Acquiring ETF, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).
(j)   The Registration Statement, as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Acquiring ETF, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Acquiring ETF, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.  No representations and warranties in this paragraph 4.2 shall apply to statements or omissions made in reliance upon and in conformity with written information concerning the Target Fund furnished to the Acquiring ETF by the Target Trust.
(k)   No consideration other than Acquiring ETF Shares and cash in lieu of fractional Acquiring ETF Shares, if any, (and the Acquiring ETF’s assumption of the Target Fund’s liabilities) will be issued in exchange for the Target Fund’s Assets in the Reorganization.

(l)   The Acquiring ETF is, and will be at the time of Closing, a newly created series without assets (other than the seed capital provided in exchange for Initial Shares) and without liabilities, created for the purpose of acquiring the assets and assuming the liabilities of the Target Fund, and, prior to the Closing, will not carry on any business activities (other than such activities as are customary to the organization of a new series of a registered investment company prior to its commencement of investment operations). The Initial Shares have been or will be redeemed by the Acquiring ETF prior to the Closing Date for the price for which they were issued, and any price paid for the Initial Shares shall have been held by the Acquiring ETF only in a non-interest bearing account.
(m)   The ETF Trust has filed an initial registration statement for open-end management investment companies on Form N-1A for the purpose of registering the Acquiring ETF under the 1940 Act.
5.	COVENANTS OF THE ETF TRUST AND THE TARGET TRUST, ON BEHALF OF THE ACQUIRING ETF AND THE TARGET FUND, RESPECTIVELY.

5.1 The Acquiring ETF and the Target Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include payment of customary dividends and other distributions in the case of the Target Fund and redemptions of the Initial Shares in the case of the Acquiring ETF.
5.2 The Target Trust will call a meeting of the Target Fund’s shareholders to consider and act upon this Agreement or to obtain the written consent of a majority of the Target Fund’s shares and to take all other action necessary to obtain approval of the transactions contemplated herein.
5.3 Subject to the provisions of this Agreement, the Target Trust, on behalf of the Target Fund, and the ETF Trust, on behalf of the Acquiring ETF, will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.
5.4 As promptly as practicable, but in any case within sixty (60) days after the Closing Date, the Target Trust shall furnish the Acquiring ETF, in such form as is reasonably satisfactory to the Acquiring ETF, a statement of the earnings and profits of the Target Fund for federal income tax purposes which will be carried over to the Acquiring ETF as a result of Section 381 of the Code and which will be certified by the Target Trust’s President or its Vice President and Treasurer.
5.5 The Target Trust, on behalf of the Target Fund, will provide the Acquiring ETF with information reasonably necessary for the preparation of the Registration Statement.
5.6 The Acquiring ETF agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1934 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

5.7 The Target Trust, on behalf of the Target Fund, covenants that the Target Fund is not acquiring Acquiring ETF Shares to be issued hereunder for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.
5.8 As soon as is reasonably practicable after the Closing, the Target Fund will make a liquidating distribution to Fund Shareholders consisting of Acquiring ETF Shares and cash in lieu of fractional Acquiring ETF Shares, if any, received at the Closing.
6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING ETF.

The obligations of the Acquiring ETF to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Target Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:
6.1 All representations and warranties of the Target Trust, on behalf of the Target Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.
6.2 The Target Trust shall have delivered to the Acquiring ETF a statement of the Target Fund’s assets and known liabilities, together with a list of the Target Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Target Trust’s Treasurer.
6.3 The Target Trust shall have delivered to the Acquiring ETF on the Closing Date a certificate executed in the Target Trust’s name by the Target Trust’s President or Vice President and its Treasurer, in form and substance satisfactory to the Acquiring ETF, to the effect that the representations and warranties of the Target Trust, on behalf of the Target Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring ETF shall reasonably request.
6.4 The Target Trust’s Board, including a majority of Board members who are not “interested persons” of the Target Trust as defined under the 1940 Act, has determined that the transactions contemplated by this Agreement are in the best interests of the Target Fund and that the interests of the existing shareholders of the Target Fund would not be diluted as a result of such transactions.
7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND.

The obligations of the Target Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring ETF of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:
7.1 All representations and warranties of the ETF Trust, on behalf of the Acquiring ETF, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.
7.2 The ETF Trust shall have delivered to the Target Fund on the Closing Date a certificate executed in the ETF Trust’s name by the ETF Trust’s President or Vice President and its Treasurer, in form and substance satisfactory to the Target Fund, to the effect that the representations and warranties of the ETF Trust, on behalf of the Acquiring ETF, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Target Fund shall reasonably request.
7.3 The ETF Trust’s Board, including a majority of Board members who are not “interested persons” of the ETF Trust as defined under the 1940 Act, has determined that the transactions contemplated by this Agreement are in the best interests of the Acquiring ETF and, there being no existing shareholders of the Acquiring ETF, that the interests of the existing shareholders of the Acquiring ETF, would not be diluted as a result of such transactions.
8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND AND THE ACQUIRING ETF.

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Target Fund or the Acquiring ETF, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement.
8.1 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.
8.2 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by the Target Fund or the Acquiring ETF to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Target Fund or the Acquiring ETF, provided that either party hereto may for itself waive any of such conditions.
8.3 Each of the Registration Statement and the registration statement on Form N-1A for the purpose of registering the Acquiring ETF under the 1940 Act shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.4 The Target Fund may declare and pay a dividend or dividends which, together with all previous dividends, shall have the effect of distributing to its shareholders all of the Target Fund’s investment company taxable income (within the meaning of Section 852(b)(2) of the Code) for all taxable years or periods ending prior to the Closing Date (computed without regard to any deduction for dividends paid); the excess of its interest income excludable from gross income under Section 103(a) of the Code over its disallowed deductions under Sections 265 and 171(a)(2) of the Code, for all taxable years or periods ending prior to the Closing Date; and all of its net capital gain realized (after reduction for any capital loss carry forward) in all taxable years or periods ending on or prior to the Closing Date.
8.5 The Target Fund and the Acquiring ETF shall have received an opinion of K&L Gates LLP substantially to the effect that, based on the facts, assumptions and conditions stated herein and conditioned on the consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:
(a)   The acquisition by the Acquiring ETF of all of the assets of the Target Fund, as provided for in the Agreement, in exchange for Acquiring ETF Shares (and cash in lieu of fractional Acquiring ETF Shares, if any), and the assumption by the Acquiring ETF of liabilities of the Target Fund, followed by the distribution by the Target Fund to its shareholders of such Acquiring ETF Shares (and cash in lieu of fractional Acquiring ETF shares, if any) in complete liquidation of the Target Fund, will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code, and the Target Fund and the Acquiring ETF each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code.
(b)   No gain or loss will be recognized by the Target Fund upon the transfer of all of its assets to, and the assumption of all of its liabilities by the Acquiring ETF in exchange solely for Acquiring ETF Shares pursuant to Section 361(a) and Section 357(a) of the Code, except for (A) gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized (i) under an applicable mark-to-market rule or (ii) upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code.
(c)   No gain or loss will be recognized by the Acquiring ETF upon the receipt by it of all of the assets of the Target Fund in exchange solely for the assumption of liabilities of the Target Fund and issuance of Acquiring ETF Shares pursuant to Section 1032(a) of the Code.
(d)   No gain or loss will be recognized by the Target Fund upon the distribution of Acquiring ETF Shares by the Target Fund to shareholders of the Target Fund in complete liquidation (pursuant to the Agreement) of the Target Fund pursuant to Section 361(c)(1) of the Code.
(e)   The tax basis of the assets of the Target Fund received by the Acquiring ETF will be the same as the tax basis of such assets in the hands of the Target Fund immediately prior to the transfer of such assets, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Target Fund on the transfer pursuant to Section 362(b) of the Code.

(f)   The holding periods of the assets of the Target Fund in the hands of the Acquiring ETF will include the periods during which such assets were held by the Target Fund pursuant to Section 1223(2) of the Code, other than assets with respect to which gain or loss is required to be recognized and except where investment activities of the Acquiring ETF have the effect of reducing or eliminating the holding period with respect to an asset.
(g)   No gain or loss will be recognized by the shareholders of the Target Fund upon the exchange of all of their Target Fund Shares solely for Acquiring ETF Shares (except with respect to cash, if any, received in lieu of fractional shares and except for IRA shareholders that receive money market fund shares in exchange for their Target Fund shares) pursuant to Section 354(a) of the Code.
(h)   The aggregate tax basis of Acquiring ETF Shares received by a shareholder of the Target Fund will be the same as the aggregate tax basis of the Target Fund Shares exchanged therefor pursuant to Section 358(a)(1) of the Code.
(i)   The holding period of Acquiring ETF Shares received by a shareholder of the Target Fund will include the holding period of the Target Fund Shares exchanged therefor, provided that the shareholder held such Target Fund Shares as a capital asset on the date of the exchange pursuant to Section 1223(1) of the Code.
(j)   For purposes of section 381, the Acquiring ETF will be treated just as the Target Fund would have been treated if there had been no Reorganization.  Accordingly, the Reorganization will not result in the termination of the Target Fund’s taxable year, the Target Fund’s tax attributes enumerated in section 381(c) will be taken into account by the Acquiring ETF as if there had been no Reorganization, and the part of the Target Fund’s last taxable year that began before the Reorganization will be included in the Acquiring ETF’s first taxable year that ends after the Reorganization.
Such opinion shall be based on customary assumptions, limitations and such representations as K&L Gates LLP may reasonably request, and the Target Fund and the Acquiring ETF will cooperate to make and certify the accuracy of such representations.  Such opinion may contain such assumptions and limitations as shall be in the opinion of such counsel appropriate to render the opinions expressed therein.
No opinion will be expressed as to any other U.S. federal tax issues (except those set forth in the opinion) and all state, local or foreign tax issues of any kind.
Notwithstanding anything herein to the contrary, neither the Acquiring ETF nor the Target Fund may waive the conditions set forth in this paragraph 8.5.
8.6 The Target Fund shall have redeemed all shareholders holding Target Fund Shares in or through an IRA Account immediately prior to the Closing Date.

9.	TERMINATION OF AGREEMENT; EXPENSES.

9.1 This Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of the Target Trust or of the ETF Trust, as the case may be, at any time prior to the Closing Date (and notwithstanding any vote of the Target Fund’s shareholders) if circumstances should develop that, in the opinion of the party’s Board, make proceeding with the Reorganization inadvisable.
9.2 If this Agreement is terminated and the transactions contemplated hereby are abandoned pursuant to the provisions of this Section 9, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the Board members or officers of the Target Trust or the ETF Trust, or shareholders of the Target Fund or of the Acquiring ETF, as the case may be, in respect of this Agreement, except as provided in paragraph 9.3.
9.3 Each party acknowledges that all expenses directly incurred in connection with the Reorganization will be borne by Neuberger Berman Investment Advisers LLC, the Target Fund’s investment adviser, whether or not the Reorganization is consummated.
10.	WAIVER.

At any time prior to the Closing Date, except as otherwise expressly provided, any of the foregoing conditions may be waived by the Board of the Target Trust or of the ETF Trust if, in the judgment of either, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Target Fund or of the Acquiring ETF, as the case may be.
11.	MISCELLANEOUS.

11.1 None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.
11.2 This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof, and merges and supersedes all prior discussions, agreements and understandings of every kind and nature between them relating to the subject matter hereof.  Neither party shall be bound by any condition, definition, warranty or representation, other than as set forth or provided in this Agreement or as may be, on or subsequent to the date hereof, set forth in a writing signed by the party to be bound thereby.
11.3 This Agreement shall be governed and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement by the Target Trust, on behalf of the Target Fund, and the ETF Trust, on behalf of the Acquiring ETF, shall be governed and construed in accordance with the internal laws of the State of Delaware, without giving effect to principles of conflict of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.
11.4 This Agreement may be amended only by a signed writing between the parties.

11.5 This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.
11.6 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party.  Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.
11.7 It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Board members or officers of the ETF Trust or the Target Trust, or shareholders, nominees, agents, or employees of the Acquiring ETF or the Target Fund personally, but shall bind only the property of the Acquiring ETF or the Target Fund, as the case may be, as provided in the ETF Trust’s Trust Instrument or the Target Trust’s Declaration.  The execution and delivery of this Agreement by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Acquiring ETF or the Target Fund, as the case may be.

IN WITNESS WHEREOF, the Target Trust, on behalf of the Target Fund, and the ETF Trust, on behalf of the Acquiring ETF, have each caused this Agreement and Plan of Reorganization to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.
NEUBERGER BERMAN INCOME FUNDS, on behalf of its series, Neuberger Berman Short Duration Bond Fund

By: ___________________________________
Name:
Title:

Neuberger Berman ETF Trust, on behalf of its series, Neuberger Berman Short Duration Income ETF

By: ___________________________________
Name:
Title:

APPENDIX B
FINANCIAL HIGHLIGHTS
The financial highlights tables are intended to help you understand the Target Fund’s financial performance for the past five years. The New ETF will adopt the performance history of the Target Fund, which was operated as a mutual fund. The financial information shown below is for the Target Fund for the periods prior to inception of the New ETF. The accounting policies of the New ETF will be consistent with the accounting policies of the Target Fund.
The information reflects financial results for Class A, Class C, Institutional Class, Investor Class, and Trust Class shares of the Target Fund. The total returns in the table represent the rate that an investor would have earned or lost on an investment in Institutional Class shares of the Target Fund, which the Adviser believes are accurate representations of how the New ETF would have performed, assuming reinvestment of all dividends and distributions. The information in the financial highlights has been derived from, and should be read in conjunction with, the financial statements of the Target Fund and the notes thereto included in those Target Fund’s Annual Report for the fiscal year ended October 31, 2023, which is incorporated by reference into the SAI, and is available upon request by calling 800-877-9700.  The information for the annual periods in the table was derived from financial statements audited by Ernst & Young LLP, whose report is included in the Target Fund’s Annual Report for the fiscal year ended October 31, 2023.

Target Fund—Class A
YEAR ENDED OCTOBER 31, 2023	2019	2020	2021	2022	2023
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
Share price (NAV) at beginning of year	7.30	7.43	7.36	7.36	6.65
Plus:
Income from investment operations
Net investment income (loss)(3)	0.14	0.20	0.16	0.18	0.30
Net gain/(losses)—realized and unrealized	0.16	(0.06)	0.04	(0.67)	(0.01)
Subtotal: income (loss) from investment operations	0.30	0.14	0.20	(0.49)	0.29
Minus:
Distributions to shareholders
Income dividends	0.17	0.21	0.20	0.21	0.31
Tax return of capital	—	—	—	0.01	—
Subtotal: distributions to shareholders	0.17	0.21	0.20	0.22	0.31
Equals:
Share price (NAV) at end of year	7.43	7.36	7.36	6.65	6.63
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund’s expenses and net investment income (loss)—as they actually are as well as how they would have been if certain expense reimbursement arrangements had not been in effect.
Net expenses—actual	0.76	0.73	0.72	0.71	0.71
Gross expenses(1)	1.17	1.18	1.13	0.98	0.95
Net investment income (loss)—actual	1.92	2.67	2.18	2.54	4.48
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.

Total return (%)(2)(4)	4.18	1.89	2.75	(6.80)	4.43
Net assets at end of year (in millions of dollars)	0.8	1.5	2.0	2.9	5.3
Portfolio turnover rate (%)	131	165	91	76	65

(1) Shows what this ratio would have been if there had been no expense reimbursement.
(2) Would have been lower if the Manager had not reimbursed certain expenses.
(3) The per share amounts have been calculated based on the average number of shares outstanding during each fiscal period.
(4) Does not include the effect of sales charges.

Target Fund—Class C
YEAR ENDED OCTOBER 31, 2023	2019	2020	2021	2022	2023
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
Share price (NAV) at beginning of year	7.29	7.43	7.36	7.37	6.65
Plus:
Income from investment operations
Net investment income (loss)(3)	0.09	0.14	0.10	0.12	0.24
Net gain/(losses)—realized and unrealized	0.17	(0.06)	0.06	(0.68)	0.00
Subtotal: income (loss) from investment operations	0.26	0.08	0.16	(0.56)	0.24
Minus:
Distributions to shareholders
Income dividends	0.12	0.15	0.15	0.15	0.26
Tax return of capital	—	—	—	0.01	—
Subtotal: distributions to shareholders	0.12	0.15	0.15	0.16	0.26
Equals:
Share price (NAV) at end of year	7.43	7.36	7.37	6.65	6.63
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund’s expenses and net investment income (loss)—as they actually are as well as how they would have been if certain expense reimbursement arrangements had not been in effect.
Net expenses—actual	1.51	1.48	1.47	1.46	1.46
Gross expenses(1)	1.92	1.92	1.88	1.73	1.70
Net investment income (loss)—actual	1.26	1.92	1.40	1.70	3.64
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.

Total return (%)(2)(4)	3.55	1.13	2.12	(7.62)	3.65
Net assets at end of year (in millions of dollars)	1.4	2.1	1.5	1.2	0.9
Portfolio turnover rate (%)	131	165	91	76	65

(1) Shows what this ratio would have been if there had been no expense reimbursement.
(2) Would have been lower if the Manager had not reimbursed certain expenses.
(3) The per share amounts have been calculated based on the average number of shares outstanding during each fiscal period.
(4) Does not include the effect of sales charges.

Target Fund—Institutional Class
YEAR ENDED OCTOBER 31, 2023	2019	2020	2021	2022	2023
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
Share price (NAV) at beginning of year	7.65	7.79	7.72	7.73	6.97
Plus:
Income from investment operations
Net investment income (loss)(3)	0.18	0.24	0.20	0.21	0.33
Net gain/(losses)—realized and unrealized	0.17	(0.07)	0.05	(0.72)	0.01
Subtotal: income (loss) from investment operations	0.35	0.17	0.25	(0.51)	0.34
Minus:
Distributions to shareholders
Income dividends	0.21	0.24	0.24	0.24	0.35
Tax return of capital	—	—	—	0.01	—
Subtotal: distributions to shareholders	0.21	0.24	0.24	0.25	0.35
Equals:
Share price (NAV) at end of year	7.79	7.72	7.73	6.97	6.96
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund’s expenses and net investment income (loss)—as they actually are as well as how they would have been if certain expense reimbursement arrangements had not been in effect.
Net expenses—actual	0.39	0.36	0.35	0.34	0.34
Gross expenses(1)	0.78	0.79	0.74	0.59	0.57
Net investment income (loss)—actual	2.37	3.08	2.53	2.87	4.76
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.

Total return (%)(2)	4.62	2.31	3.26	(6.65)	4.98
Net assets at end of year (in millions of dollars)	56.3	55.7	90.0	147.6	142.1
Portfolio turnover rate (%)	131	165	91	76	65

(1) Shows what this ratio would have been if there had been no expense reimbursement.
(2) Would have been lower if the Manager had not reimbursed certain expenses.
(3) The per share amounts have been calculated based on the average number of shares outstanding during each fiscal period.

Target Fund—Investor Class
YEAR ENDED OCTOBER 31, 2023	2019	2020	2021	2022	2023
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
Share price (NAV) at beginning of year	7.66	7.80	7.72	7.73	6.98
Plus:
Income from investment operations
Net investment income (loss)(3)	0.17	0.22	0.18	0.19	0.32
Net gain/(losses)—realized and unrealized	0.16	(0.07)	0.06	(0.70)	0.00
Subtotal: income (loss) from investment operations	0.33	0.15	0.24	(0.51)	0.32
Minus:
Distributions to shareholders
Income dividends	0.19	0.23	0.23	0.23	0.34
Tax return of capital	—	—	—	0.01	—
Subtotal: distributions to shareholders	0.19	0.23	0.23	0.24	0.34
Equals:
Share price (NAV) at end of year	7.80	7.72	7.73	6.98	6.96
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund’s expenses and net investment income (loss)—as they actually are as well as how they would have been if certain expense reimbursement arrangements had not been in effect.
Net expenses—actual	0.59	0.56	0.55	0.54	0.54
Gross expenses(1)	1.03	1.03	0.94	0.82	0.80
Net investment income (loss)—actual	2.18	2.88	2.34	2.63	4.56
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.

Total return (%)(2)	4.40	1.97	3.06	(6.70)	4.62
Net assets at end of year (in millions of dollars)	21.8	20.5	19.6	16.9	15.5
Portfolio turnover rate (%)	131	165	91	76	65

(1) Shows what this ratio would have been if there had been no expense reimbursement.
(2) Would have been lower if the Manager had not reimbursed certain expenses.
(3) The per share amounts have been calculated based on the average number of shares outstanding during each fiscal period.

Target Fund—Trust Class
YEAR ENDED OCTOBER 31, 2023	2019	2020	2021	2022	2023
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
Share Price (NAV) at beginning of year	7.30	7.43	7.36	7.37	6.65
Plus:
Income from investment operations
Net investment income (loss)(3)	0.15	0.20	0.17	0.18	0.30
Net gains (losses)—realized and unrealized	0.16	(0.06)	0.05	(0.68)	0.00
Subtotal: income (loss) from investment operations	0.31	0.14	0.22	(0.50)	0.30
Minus:
Distributions to shareholders
Income dividends	0.18	0.21	0.21	0.21	0.32
Tax return of capital	—	—	—	0.01	—
Subtotal: distributions to shareholders	0.18	0.21	0.21	0.22	0.32
Equals:
Share price (NAV) at end of year	7.43	7.36	7.37	6.65	6.63
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund's expenses and net investment income (loss)—as they actually are as well as how they would have been if certain expense reimbursement arrangements had not been in effect.
Net expenses—actual	0.69	0.66	0.65	0.64	0.64
Gross expenses(1)	1.15	1.16	1.11	0.98	0.96
Net investment income (loss)—actual	2.07	2.77	2.24	2.53	4.45
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.

Total return (%)(2)	4.25	1.96	2.96	(6.86)	4.50
Net assets at end of year (in millions of dollars)	2.0	2.7	3.0	2.3	1.9
Portfolio turnover rate (%)	131	165	91	76	65

(1) Shows what this ratio would have been if there had been no expense reimbursement.
(2) Would have been lower if the Manager had not reimbursed certain expenses.
(3) The per share amounts have been calculated based on the average number of shares outstanding during each fiscal period.

APPENDIX C
MORE INFORMATION ABOUT THE NEW ETF’S
STRATEGIES AND RISKS
Descriptions of Certain Practices and Security Types

Derivatives. A derivative is generally a financial contract the value of which depends on, or is derived from, changes in the value of one or more “reference instruments,” such as underlying assets (including securities), reference rates, indices or events. Derivatives may relate to stocks, bonds, credit, interest rates, commodities, currencies or currency exchange rates, or related indices. A derivative may also contain leverage to magnify the exposure to the reference instrument. Derivatives may be traded on organized exchanges and/or through clearing organizations, or in private transactions with other parties in the over-the-counter (“OTC”) market with a single dealer or a prime broker acting as an intermediary with respect to an executing dealer. Derivatives may be used for hedging purposes and non-hedging (or speculative) purposes. Some derivatives require one or more parties to post “margin,” which means that a party must deposit assets with, or for the benefit of, a third party, such as a futures commission merchant, in order to initiate and maintain the derivatives position. Margin is typically adjusted daily, and adverse market movements may require a party to post additional margin.

Forward Foreign Currency Contracts (“Forward Contracts”). A forward contract is a contract for the purchase or sale of a specific foreign currency at a future date at a fixed price. Forward contracts are not required to be traded on organized exchanges or cleared through regulated clearing organizations.

Futures. A futures contract is a standardized agreement to buy or sell a set quantity of an underlying asset at a future date, or to make or receive a cash payment based on the value of a securities index or other reference instrument at a future date.

Swaps. In a standard swap transaction, two parties agree to exchange one or more payments based, for example, on the returns (or differentials in rates of return) earned or realized on particular predetermined reference instruments. Swap transactions generally may be used to obtain exposure to a reference instrument without owning or taking physical custody of the reference instrument and generally do not involve delivery of the notional amount of the agreement. Swaps have historically been OTC instruments; however, recent legislation requires many swaps to be executed through an organized exchange or regulated facility and cleared through a regulated clearing organization.

There are various types of swaps including, but not limited to, the following: interest rate swaps (exchanging a floating interest rate for a fixed interest rate); total return swaps (exchanging a floating interest rate for the total return of a reference instrument); credit default swaps (buying or selling protection against certain designated credit events); and options on swaps (“swaptions”) (options to enter into a swap agreement).

Emerging Market Countries. Emerging market countries are generally considered to be those countries whose economies are less developed than the economies of countries such as the United States or most nations in Western Europe.

Fixed Income Securities. Debt securities may consist of fixed and floating rate obligations of various credit quality and duration and may be issued by: corporate entities; trusts; domestic issuers, including securities issued or guaranteed as to principal or interest by the U.S. government or any of its agencies or instrumentalities; foreign issuers, including in emerging markets, and including foreign governments and supranational entities; and municipal issuers, including within the U.S. and its territories. Such obligations may include: bonds, loans, inflation-linked debt securities, when-issued and forward-settling securities, commercial paper, mortgage-backed securities and other asset-backed securities, and hybrid securities (including convertible securities).

Foreign Markets. There are many promising opportunities for investment outside the United States. Foreign markets can respond to different factors and therefore may follow cycles that are different from each other. For this reason, many investors put a portion of their portfolios in foreign investments as a way of gaining further diversification.

Lower-Rated Debt Securities. Lower-rated debt securities (commonly known as “junk bonds”) typically offer investors higher yields than other fixed income securities. The higher yields are usually justified by the weaker credit profiles of these issuers as compared to investment grade issuers. Lower-rated debt securities may include debt obligations of all types issued by U.S. and non-U.S. corporate and governmental entities, including bonds, debentures and notes, loan interests and preferred stocks that have priority over any other class of stock of the entity as to the distribution of assets or the payment of dividends. A lower rated debt security itself may be convertible into or exchangeable for equity securities, or it may carry with it the right to acquire equity securities evidenced by warrants attached to the security or acquired as a part of a unit with the security.

Additional Information about Principal Investment Risks

This section provides additional information about the Fund’s principal investment risks described in the Fund Summary section. The following risks are described in alphabetical order and not in order of any presumed importance or potential exposure.

Call Risk. Upon the issuer’s desire to call a security, or under other circumstances where a security is called, including when interest rates are low and issuers opt to repay the obligation underlying a “callable security” early, the Fund may have to reinvest the proceeds in an investment offering a lower yield or other less favorable characteristics. This may reduce the amount of the Fund’s distributions. In addition, the Fund may not benefit from any increase in value in the securities that might otherwise result from declining interest rates. The likelihood of a call also may impact the price of a security.

Collateralized Debt Obligations Risk. CDOs, which include collateralized loan obligations (CLOs), issue classes or “tranches” of securities that vary in risk and yield and may experience substantial losses due to interest rate fluctuations, actual defaults, collateral defaults, disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to CDO securities as a class. CDOs carry risks including, but not limited to, (i) the possibility that distributions from the underlying debt securities will not be adequate to make interest or other payments, (ii) the quality of the underlying debt securities may decline in value or default, particularly during periods of economic downturn, or be downgraded, if rated by a nationally recognized statistical rating organization, (iii) the Fund may invest in CDOs that are subordinate to other classes of securities, (iv) the investment return could be significantly different than those predicted by financial models, (v) the risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures, (vi) the manager of the CDO may perform poorly, (vii) the complex structure may produce disputes with the issuer or unexpected investment results, and (viii) the lack of a readily available secondary market for CDOs. Interest on certain tranches of a CDO may be paid in kind or deferred and capitalized (paid in the form of obligations of the same type rather than cash), which involves continued exposure to the risk of default with respect to such payments. The risks of investing in CDOs depend largely on the quality and type of the underlying debt, which may include loans, bonds and mortgages, and the tranche of the CDO in which the Fund invests. In addition, CDOs that obtain their exposure through derivative instruments entail the additional risks associated with such instruments. CDOs can be difficult to value, may at times be illiquid, may be highly leveraged (which could make them highly volatile), and may produce unexpected investment results due to their complex structure. CDOs may also charge fees and expenses, which are in addition to those of the Fund. In addition, CDOs involve many of the same risks of investing in debt securities and asset-backed securities including, but not limited to, interest rate risk, credit risk, liquidity risk, and valuation risk.

Credit Risk. Credit risk is the risk that issuers, guarantors, or insurers may fail, or become less able or unwilling, to pay interest and/or principal when due. Changes in the actual or perceived creditworthiness of an issuer, factors affecting an issuer directly (such as management changes, labor relations, collapse of key suppliers or customers, or material changes in overhead costs), factors affecting the industry in which a particular issuer operates (such as competition or technological advances) and changes in general social, economic or political conditions can increase the risk of default by an issuer, which may affect a security’s credit quality or value. A downgrade or default affecting any of the Fund’s securities could affect the Fund’s performance by affecting the credit quality or value of the Fund’s securities.

Generally, the longer the maturity and the lower the credit quality of a security, the more sensitive it is to credit risk. In addition, lower credit quality may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. Ratings represent a rating agency’s opinion regarding the quality of a security and are not a guarantee of quality, and do not protect against a decline in the value of a security. In addition, rating agencies may fail to make timely changes to credit ratings in response to subsequent events and a rating may become stale in that it fails to reflect changes in an issuer’s financial condition. The credit quality of a security or instrument can deteriorate suddenly and rapidly, which may negatively impact its liquidity and value. The securities in which the Fund invests may be subject to credit enhancement (for example, guarantees, letters of credit, or bond insurance). Entities providing credit or liquidity support also may be affected by credit risk. Credit enhancement is designed to help assure timely payment of the security; it does not protect the Fund against losses caused by declines in a security’s value due to changes in market conditions.

Currency Risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar. To the extent that the Fund invests in securities or other instruments denominated in or indexed to foreign currencies, changes in currency exchange rates could adversely impact investment gains or add to investment losses. Domestic issuers that hold substantial foreign assets may be similarly affected. Currency exchange rates may fluctuate in response to factors external to a country’s economy, which makes the forecasting of currency market movements extremely difficult. Currency exchange rates may fluctuate significantly over short periods of time and can be affected unpredictably by various factors, including investor perception of a country’s economy and changes in interest rates; intervention, or failure to intervene, by U.S. or foreign governments, central banks, or supranational entities, such as the International Monetary Fund; or by currency controls or political developments in the U.S. or abroad. To the extent the Fund invests or hedges based on the perceived relationship between two currencies, there is a risk that the correlation between those currencies may not behave as anticipated.

Derivatives Risk. Use of derivatives is a highly specialized activity that can involve investment techniques and risks different from, and in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds.

Derivatives can be highly complex and highly volatile and may perform in unanticipated ways. Derivatives can create leverage, which can magnify the impact of a decline in the value of the reference instrument underlying the derivative, and the Fund could lose more than the amount it invests. Derivatives can have the potential for unlimited losses, for example, where the Fund may be called upon to deliver a security it does not own. Derivatives may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative at a particular time or at an anticipated price. Derivatives can be difficult to value and valuation may be more difficult in times of market turmoil. The value of a derivative instrument depends largely on (and is derived from) the value of the reference instrument underlying the derivative. There may be imperfect correlation between the behavior of a derivative and that of the reference instrument underlying the derivative, and the reference instrument may not perform as anticipated. An abrupt change in the price of a reference instrument could render a derivative worthless. Derivatives may involve risks different from, and possibly greater than, the risks associated with investing directly in the reference instrument. Suitable derivatives may not be available in all circumstances, and there can be no assurance that the Fund will use derivatives to reduce exposure to other risks when that might have been beneficial. Derivatives may involve fees, commissions, or other costs that may reduce the Fund’s gains or exacerbate losses from the derivatives. In addition, the Fund’s use of derivatives may have different tax consequences for the Fund than an investment in the reference instruments, and those differences may increase the amount and affect the timing of income recognition and character of taxable distributions payable to shareholders. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements. Certain aspects of the regulatory treatment of derivative instruments, including federal income tax, are currently unclear and may be affected by changes in legislation, regulations, or other legally binding authority. In October 2020, the SEC adopted Rule 18f-4 under the 1940 Act which regulates the use of derivatives for certain funds registered under the Investment Company Act (‘‘Rule 18f-4’’). The Fund has adopted a Rule 18f-4 Policy which provides, among other things, that unless the Fund qualifies as a ‘‘limited derivatives user’’ as defined in Rule 18f-4, the Fund is subject to a comprehensive derivatives risk management program, to comply with certain value-at-risk based leverage limits, and to provide additional disclosure both publicly and to the SEC regarding its derivatives positions. If the Fund qualifies as a limited derivatives user, Rule 18f-4 requires the Fund to have policies and procedures to manage its aggregate derivatives risk.

Derivatives involve counterparty risk, which is the risk that the other party to the derivative will fail to make required payments or otherwise comply with the terms of the derivative. Counterparty risk may arise because of market activities and developments, the counterparty’s financial condition (including financial difficulties, bankruptcy, or insolvency), or other reasons. Not all derivative transactions require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty. Counterparty risk is generally thought to be greater with OTC derivatives than with derivatives that are exchange traded or centrally cleared. However, derivatives that are traded on organized exchanges and/or through clearing organizations involve the possibility that the futures commission merchant or clearing organization will default in the performance of its obligations.

When the Fund uses derivatives, it will likely be required to provide margin or collateral; these practices are intended to satisfy contractual undertakings and regulatory requirements and will not prevent the Fund from incurring losses on derivatives. The need to provide margin or collateral could limit the Fund's ability to pursue other opportunities as they arise. Derivatives that have margin requirements involve the risk that if the Fund has insufficient cash or eligible margin securities to meet daily variation margin requirements, it may have to sell securities or other instruments from its portfolio at a time when it may be disadvantageous to do so. The Fund normally will remain obligated to meet margin requirements until a derivatives position is closed.

Ongoing changes to regulation of the derivatives markets and actual and potential changes in the regulation of funds using derivative instruments could limit the Fund’s ability to pursue its investment strategies. New regulation of derivatives may make them more costly, or may otherwise adversely affect their liquidity, value or performance.

Although the Fund may use derivatives to attempt to hedge against certain risks, the hedging instruments may not perform as expected and could produce losses.

Additional risks associated with certain types of derivatives are discussed below:

Forward Contracts. There are no limitations on daily price movements of forward contracts. Changes in foreign exchange regulations by governmental authorities might limit the trading of forward contracts on currencies. There have been periods during which certain counterparties have refused to continue to quote prices for forward contracts or have quoted prices with an unusually wide spread (the difference between the price at which the counterparty is prepared to buy and the price at which it is prepared to sell).

Futures. There can be no assurance that, at all times, a liquid market will exist for offsetting a futures contract that the Fund has previously bought or sold and this may result in the inability to close a futures position when desired. This could be the case if, for example, a futures price has increased or decreased by the maximum allowable daily limit and there is no buyer (or seller) willing to purchase (or sell) the futures contract that the Fund needs to sell (or buy) at that limit price. In the absence of such limits, the liquidity of the futures market depends on participants entering into offsetting transactions rather than taking or making delivery. To the extent the Fund enters into futures contracts requiring physical delivery (e.g., certain commodities contracts), the inability of the Fund to take or make physical delivery can negatively impact performance.

Swaps. Swap transactions generally do not involve delivery of reference instruments or payment of the notional amount of the contract. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make or, in the case of the other party to a swap defaulting, the net amount of payments that the Fund is contractually entitled to receive. If the Fund sells a credit default swap, however, the risk of loss may be the entire notional amount of the swap.

Some swaps are now executed through an organized exchange or regulated facility and cleared through a regulated clearing organization. The absence of an organized exchange or market for swap transactions may result in difficulties in trading and valuation, especially in the event of market disruptions. The use of an organized exchange or market for swap transactions is expected to result in swaps being easier to trade or value, but this may not always be the case.

ETF Risk. As an exchange-traded fund (“ETF”), the Fund is subject to the following risks:

Authorized Participants Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants. To the extent they exit the business or are otherwise unable to proceed in creation and redemption transactions with the Fund and no other Authorized Participant is able to step forward to create or redeem, shares of the Fund may be more likely to trade at a premium or discount to net asset value (“NAV”) and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for ETFs, such as the Fund, that invest in securities issued by non-U.S. issuers or other securities or instruments that have lower trading volumes.

Cash Transactions Risk. Unlike certain ETFs, the Fund may effect its creations and redemptions in cash or partially in cash. As a result, an investment in the Fund may be less tax-efficient than an investment in other ETFs. Other ETFs generally are able to make in-kind redemptions and avoid realizing gains in connection with transactions designed to raise cash to meet redemption requests. If the Fund effects a portion of redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds, which also involves transaction costs. If the Fund recognizes gain on these sales, this generally will cause the Fund to recognize gain it might not otherwise have recognized if it were to distribute portfolio securities in-kind, or to recognize such gain sooner than would otherwise be required. The Fund generally intends to distribute these gains to shareholders to avoid being taxed on this gain at the Fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than, if they had made an investment in a different ETF. To the extent any costs associated with cash transactions are not offset by any transaction fees payable by an authorized participant, the Fund’s performance could be negatively impacted.

International Closed Market Trading Risk. To the extent the Fund’s investments trade in markets that are closed when the Fund and NYSE Arca, Inc. (“Exchange”) are open, there are likely to be deviations between current pricing of an underlying security and the last quoted price for the underlying security (i.e., the Fund’s quote from the closed foreign market). As a result, premiums or discounts to NAV may develop in share prices. In addition, shareholders may not be able to purchase or redeem their shares of the Fund, or purchase or sell shares of the Fund on the Exchange, on days when the NAV of the Fund could be significantly affected by events in the relevant non-U.S. markets.

Premium/Discount Risk. The NAV of the Fund’s shares will generally fluctuate with changes in the market value of the Fund’s securities holdings. The market prices of Fund shares will generally fluctuate in accordance with changes in the Fund’s NAV and supply and demand of shares on the secondary market. It cannot be predicted whether Fund shares will trade below, at or above their NAV. As a result, shareholders of the Fund may pay more than NAV when purchasing shares and receive less than NAV when selling Fund shares. This risk is heightened in times of market volatility or periods of steep market declines. In such market conditions, market or stop-loss orders to sell the ETF shares may be executed at market prices that are significantly below NAV. The market prices of Fund shares may deviate significantly from the NAV of the shares during periods of market volatility or if the Fund’s holdings are or become more illiquid. Disruptions to creations and redemptions may result in trading prices that differ significantly from the Fund’s NAV. In addition, market prices of Fund shares may deviate significantly from the NAV if the number of Fund shares outstanding is smaller or if there is less active trading in Fund shares. Investors purchasing and selling Fund shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund.

Secondary Market Trading Risk. Investors buying or selling shares in the secondary market will normally pay brokerage commissions, which are often a fixed amount and may be a significant proportional cost for investors buying or selling relatively small amounts of shares. In addition, secondary market investors will incur the cost of the difference between the price that an investor is willing to pay for shares (the bid price) and the price at which an investor is willing to sell shares (the ask price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread, which increases the cost of purchasing and selling Fund shares, varies over time for shares based on trading volume and market liquidity, and is generally lower if the Fund’s shares have more trading volume and market liquidity and higher if the Fund’s shares have little trading volume and market liquidity. Increased market volatility may cause increased bid/ask spreads.

Although Fund shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained or that the Fund’s shares will continue to be listed. Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in shares is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of any Fund will continue to be met or will remain unchanged or that the shares will trade with any volume, or at all.

Foreign and Emerging Market Risk. Foreign securities, including those issued by foreign governments, involve risks in addition to those associated with comparable U.S. securities. Additional risks include exposure to less developed or less efficient trading markets; social, political, diplomatic, or economic instability; trade barriers and other protectionist trade policies (including those of the U.S.); imposition of economic sanctions against a particular country or countries, organizations, companies, entities and/or individuals; significant government involvement in an economy and/or market structure; fluctuations in foreign currencies or currency redenomination; potential for default on sovereign debt; nationalization or expropriation of assets; settlement, custodial or other operational risks; higher transaction costs; confiscatory withholding or other taxes; and less stringent auditing and accounting, corporate disclosure, governance, and legal standards. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities. In addition, key information about the issuer, the markets or the local government or economy may be unavailable, incomplete, or inaccurate. As a result, foreign securities may fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. In addition, securities issued by U.S. entities with substantial foreign operations may involve risks relating to political, economic, or regulatory conditions in foreign countries, as well as currency exchange rates. Regardless of where a company is organized or its stock is traded, its performance may be affected significantly by events in regions from which it derives its profits or in which it conducts significant operations.

Investing in emerging market countries involves risks in addition to and greater than those generally associated with investing in more developed foreign countries. The governments of emerging market countries may be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, intervene in the financial markets, and/or impose burdensome taxes that could adversely affect security prices. To the extent a foreign security is denominated in U.S. dollars, there is also the risk that a foreign government will not let U.S. dollar-denominated assets leave the country. In addition, the economies of emerging market countries may be dependent on relatively few industries that are more susceptible to local and global changes, and may suffer from extreme and volatile debt burdens or inflation rates. Emerging market countries may also have less developed legal and accounting systems, and their legal systems may deal with issuer bankruptcies and defaults differently than U.S. law would. Shareholder claims and legal remedies that are common in the United States may be difficult or impossible to pursue in many emerging market countries. In addition, due to jurisdictional limitations, matters of comity and various other factors, U.S. authorities may be limited in their ability to bring enforcement actions against non-U.S. companies and non-U.S. persons in certain emerging market countries. Most foreign and emerging market companies are not subject to the uniform accounting, auditing and financial reporting requirements applicable to issuers in the United States, which may impact the availability and quality of information about foreign and emerging market issuers. Securities markets in emerging market countries are also relatively small and have substantially lower trading volumes.

Additionally, in times of market stress, regulatory authorities of different emerging market countries may apply varying techniques and degrees of intervention, which can have an effect on prices. Securities of issuers in emerging market countries may be more volatile and less liquid than securities of issuers in foreign countries with more developed economies or markets and the situation may require that the Fund fair value its holdings in those countries.

Securities of issuers traded on foreign exchanges may be suspended, either by the issuers themselves, by an exchange, or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging or less-developed market countries than in countries with more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and in instruments that reference the securities, such as derivative instruments, may be halted. In the event that the Fund holds material positions in such suspended securities or instruments, the Fund’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.

In addition, foreign markets may perform differently than the U.S. market. Over a given period of time, foreign securities may underperform U.S. securities — sometimes for years. The Fund could also underperform if it invests in countries or regions whose economic performance falls short. To the extent that the Fund invests a portion of its assets in one country, state, region or currency, an adverse economic, business or political development may affect the value of the Fund’s investments more than if its investments were not so invested.

The effect of economic instability on specific foreign markets or issuers may be difficult to predict or evaluate. Some national economies continue to show profound instability, which may in turn affect their international trading and financial partners or other members of their currency bloc.

High Portfolio Turnover Risk. The Fund may engage in active and frequent trading and may have a high portfolio turnover rate, which may increase the Fund’s transaction costs, may adversely affect the Fund’s performance and may generate a greater amount of capital gain distributions to shareholders than if the Fund had a low portfolio turnover rate.

Interest Rate Risk. In general, the value of investments with interest rate risk, such as debt securities, will move in the direction opposite to movements in interest rates. If interest rates rise, the value of such securities may decline. Interest rates may change in response to the supply and demand for credit, changes to government monetary policy and other initiatives, inflation rates, and other factors. Debt securities have varying levels of sensitivity to changes in interest rates. Typically, the longer the maturity (i.e., the term of a debt security) or duration (i.e., a measure of the sensitivity of a debt security to changes in market interest rates, based on the entire cash flow associated with the security) of a debt security, the greater the effect a change in interest rates could have on the security’s price. For example, if interest rates increase by 1%, a debt security with a duration of two years will decrease in value by approximately 2%. Thus, the Fund’s sensitivity to interest rate risk will increase with any increase in the Fund’s overall duration. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates. Short-term and long-term interest rates, and interest rates in different countries, do not necessarily move in the same direction or by the same amount. The link between interest rates and debt security prices tends to be weaker with lower-rated debt securities than with investment grade debt securities.

Issuer-Specific Risk. An individual security may be more volatile, and may perform differently, than the market as a whole. The value of an issuer’s securities may deteriorate because of a variety of factors, including disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer, perceived poor management performance, changes in economic or political conditions or in,, government regulations affecting the issuer or the competitive environment. Certain unanticipated events, such as natural disasters, may have a significant adverse effect on the value of an issuer’s securities.

Leverage Risk. Leverage amplifies changes in the Fund’s net asset value and may make the Fund more volatile. Derivatives and when-issued and forward-settling securities may create leverage and can result in losses to the Fund that exceed the amount originally invested and may accelerate the rate of losses or magnify the risks of other portfolio investments. For certain instruments or transactions that create leverage, or have embedded leverage, relatively small market fluctuations may result in large changes in the value of such investments. In addition, the costs that the Fund pays to engage in these practices are additional costs borne by the Fund and could reduce or eliminate any net investment profits. Unless the profits from engaging in these practices exceed the costs of engaging in these practices, the use of leverage will diminish the investment performance of the Fund compared with what it would have been had the Fund not used leverage. There can be no assurance that the Fund’s use of any leverage will be successful. The Fund’s investment exposure can exceed its net assets, sometimes by a significant amount. When the Fund uses leverage or utilizes certain of these practices, it may need to dispose of some of its holdings at unfavorable times or prices in order to satisfy regulatory or other requirements.

Large Shareholder Risk. Certain large shareholders, including Authorized Participants, may from time to time own a substantial amount of the Fund’s shares. There is no requirement that these shareholders maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Liquidity Risk. From time to time, the trading market for a particular investment or type of investment in which the Fund invests is or may become less liquid or even illiquid. Illiquid investments frequently can be more difficult to purchase or sell at an advantageous price or time. An illiquid investment means any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Judgment plays a greater role in pricing these investments than it does in pricing investments having more active markets, and there is a greater risk that the investments may not be sold for the price at which the Fund is carrying them. The Fund may receive illiquid securities as a result of its investment in securities involved in restructurings. Certain investments that were liquid when the Fund purchased them may become illiquid, sometimes abruptly, particularly during periods of increased market volatility, adverse investor perception, economic uncertainty or changes in interest rates. Additionally, market closures due to holidays or other factors may render a security or group of securities (e.g., securities tied to a particular country or geographic region) illiquid for a period of time, which can be extensive. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Market prices for such securities or other investments may be volatile. Market participants attempting to sell the same or a similar investment at the same time as the Fund could decrease the liquidity of such investments, especially during times of market volatility. During periods of substantial market volatility, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Fund’s ability to limit losses.

Unexpected episodes of illiquidity, including due to market or political factors, instrument or issuer-specific factors and/or unanticipated outflows or other factors, may limit the Fund’s ability to pay redemption proceeds within the allowable time period. To meet redemption requests during periods of illiquidity, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

Lower-Rated Debt Securities Risk. Lower-rated debt securities (commonly known as “junk bonds”) and unrated debt securities determined to be of comparable quality involve greater risks than investment grade debt securities. Such securities may fluctuate more widely in price and yield and may fall in price, sometimes abruptly, due to changes in interest rates, market activity, economic conditions, such as when economic conditions are deteriorating or are expected to deteriorate, or other factors. These securities may be less liquid and also may require a greater degree of judgment to establish a price, may be difficult to sell at the time and price the Fund desires, and may carry higher transaction costs. In particular, these securities may be issued by smaller companies or by highly indebted companies, which are generally less able than more financially stable companies to make scheduled payments of interest and principal. Lower-rated debt securities are considered by the major rating agencies to be predominantly speculative with respect to the issuer’s continuing ability to pay principal and interest and carry a greater risk that the issuer of such securities will default in the timely payment of principal and interest. Such securities are susceptible to such a default or decline in market value due to real or perceived adverse economic and business developments relating to the issuer, the industry in general, market interest rates and market liquidity. Such securities may be unsecured or have insufficient collateral and may be subordinated to other creditors, which increases the risk of loss on these securities. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the Fund may lose its entire investment. Where it deems it appropriate and in the best interests of Fund shareholders, the Fund may incur additional expenses to seek recovery on a defaulted security and/or to pursue litigation to protect the Fund’s investment.

The credit rating of a security may not accurately reflect the actual credit risk associated with such a security. The creditworthiness of issuers of these securities may be more complex to analyze than that of issuers of investment grade debt securities, and the overreliance on credit ratings may present additional risks.

Adverse publicity and investor perceptions, such as a high profile default, whether or not based on fundamental analysis, may decrease the values and liquidity of such securities, especially in a thinly traded or illiquid market. To the extent the Fund owns or may acquire illiquid or restricted lower-rated debt securities or unrated debt securities of comparable quality, these securities may involve special registration responsibilities, liabilities, costs, and liquidity and valuation difficulties.

Market Volatility Risk. Markets may be volatile and values of individual securities and other investments, including those of a particular type, may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Changes in the financial condition of a single issuer may impact a market as a whole. Changes in value may be temporary or may last for extended periods. If the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for better performance. Geopolitical risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage or major producers of oil, may lead to overall instability in world economies and markets generally and have led, and may in the future lead, to increased market volatility and may have adverse long-term effects. Similarly, environmental and public health risks, such as natural disasters or epidemics, or widespread fear that such events may occur, may impact markets and economies adversely and cause market volatility in both the short- and long-term.

Mortgage- and Asset-Backed Securities Risk. The value of mortgage- and asset-backed securities, including collateralized mortgage instruments, will be influenced by the factors affecting the housing market or the assets underlying the securities. These securities differ from more traditional debt securities because the principal is paid back over the life of the security rather than at the security’s maturity; however, principal may be repaid early if a decline in interest rates causes many borrowers to refinance (known as prepayment risk), or repaid more slowly if a rise in rates causes refinancings to slow down (known as extension risk). Thus, they tend to be more sensitive to changes in interest rates than other types of debt securities and as a result, these securities may exhibit additional volatility during periods of interest rate turmoil. Asset-backed securities also may not have the benefit of any security interest in the related assets. Mortgage- and asset-backed securities may be “subordinated” to other interests in the same pool and a holder of those “subordinated” securities would receive payments only after any obligations to other more “senior” investors have been satisfied. In addition, investments in mortgage- and asset-backed securities may be subject to call risk, credit risk, valuation risk, and illiquid investment risk, sometimes to a higher degree than various other types of debt securities. These securities are also subject to the risk of default on the underlying mortgages or assets, particularly during periods of market downturn, and an unexpectedly high rate of defaults on the underlying assets will adversely affect the security’s value. Further, such securities may have credit support, the utility of which could be negatively affected by such conditions as well. Credit risk transfer assets (“CRTs”) are typically structured as unsecured general obligations of either entities guaranteed by a government-sponsored stockholder-owned corporation, though not backed by the full faith and credit of the United States, and their cash flows are based on the performance of a pool of reference loans. CRTs are typically floating rate securities and may have multiple tranches with losses first allocated to the most junior or subordinate tranche. This structure results in increased sensitivity to dramatic housing downturns, especially for the subordinate tranches. Many CRTs also have collateral performance triggers (e.g., based on credit enhancement, delinquencies or defaults, etc.) that could shut off principal payments to subordinate tranches.

Operational and Cybersecurity Risk. The Fund and its service providers, and your ability to transact with the Fund, may be negatively impacted due to operational matters arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality. Cybersecurity incidents can result from deliberate attacks (e.g., malicious software coding, ransomware, or “hacking”) or unintentional events (e.g., inadvertent release of confidential information). A cybersecurity incident could, among other things, result in the loss or theft of customer data or funds, customers or employees being unable to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or remediation costs associated with system repairs. A cybersecurity incident may not permit the Fund and its service providers to access electronic systems to perform critical duties for the Fund, such as trading and calculating net asset value. Any cybersecurity incident could have a substantial adverse impact on the Fund and its shareholders.

The occurrence of any of these problems could result in a loss of information, regulatory scrutiny, reputational damage and other consequences, any of which could have a material adverse effect on the Fund or its shareholders. The Manager, through its monitoring and oversight of Fund service providers, endeavors to determine that service providers take appropriate precautions to avoid and mitigate risks that could lead to such problems. While the Manager has established business continuity plans and risk management systems seeking to address these problems, there are inherent limitations in such plans and systems, and it is not possible for the Manager or the other Fund service providers to identify all of the cybersecurity or other operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Most issuers in which the Fund invests are heavily dependent on computers for data storage and operations, and require ready access to the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.

Other Investment Company Risk. To the extent the Fund invests in other investment companies, including money market funds, its performance will be affected by the performance of those other investment companies and to the allocation of its assets among those other investment companies. Investments in other investment companies are subject to the risks of the other investment companies’ investments, as well as to the other investment companies’ expenses. If the Fund invests in other investment companies, the Fund may receive distributions of taxable gains from portfolio transactions by that investment company and may recognize taxable gains from transactions in shares of that investment company, which could be taxable to the Fund’s shareholders when distributed to them.

Prepayment and Extension Risk. The Fund’s performance could be affected if borrowers pay back principal on certain debt securities, such as mortgage- or asset-backed securities, before (prepayment) or after (extension) the market anticipates such payments, shortening or lengthening their duration. Due to a decline in interest rates or an excess in cash flow into the issuer, a debt security might be called or otherwise converted, prepaid or redeemed before maturity (i.e., a prepayment). As a result of prepayment, the Fund may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates, and may lose any premium it paid to acquire the security. Prepayments could also create capital gains tax liability in some instances. Conversely, rising market interest rates generally result in slower payoffs or extension, which effectively increases the duration of certain debt securities, heightening interest rate risk and increasing the magnitude of any resulting price declines. If the Fund’s investments are locked in at a lower interest rate for a longer period of time, the Fund may be unable to capitalize on securities with higher interest rates or wider spreads.

Private Placements and Other Restricted Securities Risk. Private placements and other restricted securities, including securities for which Fund management has material non-public information, are securities that are subject to legal and/or contractual restrictions on their sales. These securities may not be sold to the public unless certain conditions are met, which may include registration under the applicable securities laws. These securities may not be listed on an exchange and may have no active trading market. As a result of the absence of a public trading market, the prices of these securities may be more volatile and more difficult to determine than publicly traded securities and these securities may involve heightened risk as compared to investments in securities of publicly traded companies. Private placements and other restricted securities may be illiquid, and it frequently can be difficult to sell them at a time when it may otherwise be desirable to do so or the Fund may be able to sell them only at prices that are less than what the Fund regards as their fair market value. A security that was liquid at the time of purchase may subsequently become illiquid. In addition, transaction costs may be higher for private placements and other restricted securities. The Fund may have to bear the expense of registering such securities for sale and there may be substantial delays in effecting the registration. If, during such a delay, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed at the time it decided to seek registration of the securities. In addition, the Fund may get only limited information about the issuer of a private placement or other restricted security, so it may be less able to anticipate a loss. Also, if Fund management receives material non-public information about the issuer, the Fund may, as a result, be legally prohibited from selling the securities.

Recent Market Conditions. Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. National economies are substantially interconnected, as are global financial markets, which creates the possibility that conditions in one country or region might adversely impact issuers in a different country or region. However, the interconnectedness of economies and/or markets may be diminishing or changing, which may impact such economies and markets in ways that cannot be foreseen at this time.

Although interest rates were unusually low in recent years in the U.S. and abroad, recently, the Federal Reserve and certain foreign central banks raised interest rates as part of their efforts to address rising inflation. In addition, ongoing inflation pressures could continue to cause an increase in interest rates and/or negatively impact companies. It is difficult to accurately predict the pace at which interest rates might increase or start decreasing, or the timing, frequency or magnitude of any such changes in interest rates, or when such changes might stop or reverse course. Additionally, various economic and political factors could cause the Federal Reserve or other foreign central banks to change their approach in the future and such actions may result in an economic slowdown both in the U.S. and abroad. Unexpected changes in interest rates could lead to significant market volatility or reduce liquidity in certain sectors of the market. Deteriorating economic fundamentals may, in turn, increase the risk of default or insolvency of particular issuers, negatively impact market value, cause credit spreads to widen, and reduce bank balance sheets. Any of these could cause an increase in market volatility, reduce liquidity across various markets or decrease confidence in the markets. Also, regulators have expressed concern that changes in interest rates may cause investors to sell fixed income securities faster than the market can absorb them, contributing to price volatility. Over the longer term, the interest rate increases may present a greater risk than has historically been the case due to the prior period of relatively low interest rates and the effect of government fiscal and monetary policy initiatives and potential market reaction to those initiatives, or their alteration or cessation. Historical patterns of correlation among asset classes may break down in unanticipated ways during times of high volatility, disrupting investment programs and potentially causing losses.

Some countries, including the U.S., have adopted more protectionist trade policies. Slowing global economic growth, the rise in protectionist trade policies, changes to some major international trade agreements, risks associated with the trade agreement between the United Kingdom and the European Union, and the risks associated with trade negotiations between the U.S. and China, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time. In addition, if the U.S. dollar continues to be strong, it may decrease foreign demand for U.S. assets, which could have a negative impact on certain issuers and/or industries.

Regulators in the U.S. have proposed and adopted a number of changes to regulations involving the markets and issuers, some of which implicate a Fund. The full effect of various newly adopted regulations is not currently known.  Additionally, it is not currently known whether any of the proposed regulations will be adopted.  However, due to the scope of regulations being proposed and adopted, certain of these changes to regulation could limit a Fund’s ability to pursue its investment strategies or make certain investments, may make it more costly for it to operate, or adversely impact its performance.

Tensions, war, or open conflict between nations, such as between Russia and Ukraine, in the Middle East, or in eastern Asia could affect the economies of many nations, including the United States. The duration of ongoing hostilities and any sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of a Fund and its investments or operations could be negatively impacted.

Certain illnesses spread rapidly and have the potential to significantly and adversely affect the global economy. The impact of epidemics and/or pandemics that may arise in the future could negatively affect the economies of many nations, individual companies and the global securities and commodities markets, including their liquidity, in ways that cannot necessarily be foreseen at the present time and could last for an extended period of time.

High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. There is no assurance that the U.S. Congress will act to raise the nation’s debt ceiling; a failure to do so could cause market turmoil and substantial investment risks that cannot now be fully predicted. Unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy.

China’s economy, which had been sustained through debt-financed spending on housing and infrastructure, appears to be experiencing a significant slowdown and growing at a lower rate than prior years. Due to the size of China’s economy, such a slowdown could impact a number of other countries.

There is widespread concern about the potential effects of global climate change on property and security values. Certain issuers, industries and regions may be adversely affected by the impact of climate change in ways that cannot be foreseen. The impact of legislation, regulation and international accords related to climate change may negatively impact certain issuers and/or industries.

A rise in sea levels, a change in weather patterns, including an increase in powerful storms and large wildfires, and/or a climate-driven increase in flooding could cause properties to lose value or become unmarketable altogether. Unlike previous declines in the real estate market, properties in affected zones may not ever recover their value. The U.S. administration appears concerned about the climate change problem and is focusing regulatory and public works projects around those concerns. Regulatory changes and divestment movements tied to concerns about climate change could adversely affect the value of certain land and the viability of industries whose activities or products are seen as accelerating climate change.
Losses related to climate change could adversely affect corporate issuers and mortgage lenders, the value of mortgage-backed securities, the bonds of municipalities that depend on tax or other revenues and tourist dollars generated by affected properties, and insurers of the property and/or of corporate, municipal or mortgage-backed securities. Since property and security values are driven largely by buyers’ perceptions, it is difficult to know the time period over which these market effects might unfold.

Risk Management. Management undertakes certain analyses with the intention of identifying particular types of risks and reducing the Fund’s exposure to them. However, risk is an essential part of investing, and the degree of return an investor might expect is often tied to the degree of risk the investor is willing to accept. By its very nature, risk involves exposure to the possibility of adverse events. Accordingly, no risk management program can eliminate the Fund’s exposure to such events; at best, it may only reduce the possibility that the Fund will be affected by adverse events, and especially those risks that are not intrinsic to the Fund’s investment program. While the prospectus describes material risk factors associated with the Fund’s investment program, there is no assurance that as a particular situation unfolds in the markets, management will identify all of the risks that might affect the Fund, rate their probability or potential magnitude correctly, or be able to take appropriate measures to reduce the Fund’s exposure to them. The Fund could experience losses if judgments about risk prove to be incorrect. Measures taken with the intention of decreasing exposure to identified risks might have the unintended effect of increasing exposure to other risks.

Sector Risk. From time to time, based on market or economic conditions, the Fund may have significant positions in one or more sectors of the market. To the extent the Fund invests more heavily in one sector, industry, or sub-sector of the market, its performance will be especially sensitive to developments that significantly affect those sectors, industries, or sub-sectors. An individual sector, industry, or sub-sector of the market may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. The Fund’s performance could also be affected if the sectors, industries, or sub-sectors do not perform as expected. Alternatively, the lack of exposure to one or more sectors or industries may adversely affect performance. For information about the risks of investing in particular sectors, see the Fund’s Statement of Additional Information.

Sovereign Debt Risk. Sovereign debt securities are subject to the risk that a governmental entity may delay or refuse to pay interest or principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the size of the governmental entity’s debt position in relation to the economy, its policy toward international lenders or the failure to put in place economic reforms required by multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There may be no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. Sovereign debt risk is increased for emerging market issuers. Certain emerging market or developing countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt. Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis that led to defaults and the restructuring of certain indebtedness.

U.S. Government Securities Risk. Although the Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund itself and do not guarantee the market prices, including due to changes in interest rates, of the securities. Furthermore, not all securities issued by the U.S. government and its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some are backed by the issuer’s right to borrow from the U.S. Treasury, while others are backed only by the credit of the issuing agency or instrumentality. These securities carry at least some risk of non-payment or default by the issuer. The maximum potential liability of the issuers of some U.S. government securities may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future. There is no assurance that the U.S. Government will provide financial support to its agencies and instrumentalities if it is not obligated by law to do so.

In recent periods, the values of U.S. government securities have been affected substantially by increased demand for them around the world. Increases or decreases in the demand for U.S. government securities may occur at any time and may result in increased volatility in the values of those securities. In recent years, credit rating agencies have shown some concern about whether the U.S. government has the political will necessary to service all of its outstanding and expected future debt, and some have adjusted their ratings or outlook for U.S. government debt accordingly. These developments, and the factors underlying them, could cause an increase in interest rates and borrowing costs, which may negatively impact both the perception of credit risk associated with the debt securities issued by the U.S. and the government's ability to access the debt markets on favorable terms. In addition, these developments could create broader financial turmoil and uncertainty, which could increase volatility in both stock and bond markets. These events could result in significant adverse impacts on issuers of securities held by the Fund.

Valuation Risk. The Fund may not be able to sell an investment at the price at which the Fund has valued the investment. Such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market or other conditions make it difficult to value an investment, the Fund may be required to value such investments using more subjective methods, known as fair value methodologies. Using fair value methodologies to price investments may result in a value that is different from an investment’s most recent closing price and from the prices used by other funds to calculate their NAVs. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the Fund had not held fair-valued securities or had used a different methodology. The value of foreign securities, certain futures, fixed income securities, and currencies may be materially affected by events after the close of the markets on which they are traded but before the Fund determines its net asset value. The Fund uses pricing services to provide values for certain securities and there is no assurance that the Fund will be able to sell an investment at the price established by such pricing services. Different pricing services use different valuation methodologies, potentially resulting in different values for the same investments. As a result, if the Fund were to change pricing services, or if a pricing service were to change its valuation methodology, the value of the Fund’s investments could be impacted. The Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.

Variable and Floating Rate Instruments Risk. The market prices of instruments with variable and floating interest rates are generally less sensitive to interest rate changes than are the market prices of instruments with fixed interest rates. Variable and floating rate instruments may decline in value if market interest rates or interest rates paid by such instruments do not move as expected. Conversely, variable and floating rate instruments will not generally rise in value if market interest rates decline. Thus, investing in variable and floating rate instruments generally allows less opportunity for capital appreciation and depreciation than investing in instruments with a fixed interest rate. Certain types of floating rate instruments, such as interests in bank loans, may be subject to greater liquidity risk than other debt securities, may have restrictions on resale and may lack an active market, which may make them more difficult to value or sell.

Certain variable and floating rate instruments have an interest rate floor feature, which prevents the interest rate payable by the instrument from dropping below a specified level as compared to a reference interest rate (the “reference rate”), such as SOFR. Such a floor protects the Fund from losses resulting from a decrease in the reference rate below the specified level. However, if the reference rate is below the floor, there will be a lag between a rise in the reference rate and a rise in the interest rate payable by the instrument, and the Fund may not benefit from increasing interest rates for a significant period of time. Rates on certain variable rate instruments typically only reset periodically.

When-Issued and Forward-Settling Securities Risk. When-issued and forward-settling securities (such as to-be-announced (TBA) mortgage-backed securities) involve a commitment by the Fund to purchase or deliver securities at a later date. Because the Fund is committed to buying them at a certain price, any change in the value of these securities, even prior to their issuance, affects the Fund’s share value. Accordingly, the purchase of such securities involves a risk of loss if the value of the security to be purchased declines before the settlement date. When-issued and forward-settling securities can have a leverage-like effect on the Fund, which can increase fluctuations in the Fund’s share price. When-issued and forward-settling securities may cause the Fund to liquidate positions when it may not be advantageous to do so, in order to satisfy its purchase obligations. When-issued and forward-settling securities also are subject to the risk that the security will not be issued or that a counterparty will fail to complete the sale or purchase of the security. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price and may forgo any gain in the security’s price. The Fund may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In addition, the purchase of mortgage-backed securities on a TBA basis may result in a Fund incurring increased prepayment risks because the underlying mortgages may be less favorable than anticipated by the Fund.

APPENDIX D
More information about the New ETF
As discussed in the Statement of Additional Information, the Fund may engage in certain practices and invest in certain securities in addition to those described as its “principal investment strategies” in its Fund Summary section. For example, should the Fund engage in borrowing or securities lending, or should a Fund use derivatives or invest in foreign securities, it will be subject to the additional risks associated with these practices; some or all of which may already be included in its "principal investment strategies".

Borrowing money or securities lending would create investment leverage, meaning that certain gains or losses would be amplified, increasing share price movements.

Foreign securities, including those issued by foreign governments, involve risks in addition to those associated with comparable U.S. securities, and can fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. Securities issued by U.S. entities with substantial foreign operations may involve risks relating to political, economic, or regulatory conditions in foreign countries.

As part of its liquidity management practices, including for cash management purposes or to facilitate short-term liquidity, the Fund may invest in reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells portfolio securities to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the securities at an agreed-upon price and date, which reflects an interest payment to that party. Reverse repurchase agreements involve the risk that the other party will fail to return the securities in a timely manner, or at all, which may result in losses to the Fund. The Fund could lose money if it is unable to recover the securities and the value of the cash collateral held by the Fund is less than the value of the securities. These events could also trigger adverse tax consequences to the Fund. Reverse repurchase agreements also involve the risk that the market value of the securities sold will decline below the price at which the Fund is obligated to repurchase them. Reverse repurchase agreements may be viewed as a form of borrowing by the Fund. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Fund’s assets. During the term of the agreement, the Fund may also be obligated to pledge additional cash and/or securities in the event of a decline in the fair value of the transferred security. The Manager monitors the creditworthiness of counterparties to reverse repurchase agreements.

In addition, the Fund may be an investment option for a Neuberger Berman fund that is managed as a “fund of funds.” As a result, from time to time, the Fund may experience relatively large redemptions or investments and could be required to sell securities or to invest cash at a time when it is not advantageous to do so.

In anticipation of adverse or uncertain market, economic, political, or other temporary conditions, including during periods of high cash inflows or outflows, the Fund may temporarily depart from its goal and use a different investment strategy (including leaving a significant portion of its assets uninvested) for defensive purposes. Doing so could help the Fund avoid losses, but may mean lost opportunities. In addition, in doing so different factors could affect the Fund’s performance and the Fund may not achieve its goal. In addition, to the extent the Fund is undergoing a transition (such as a change in strategy, rebalancing, reorganization, liquidation or experiencing large inflows or outflows) or takes a temporary defensive position, it may deviate from its principal investment strategies during such period.

The Fund may change its goal without shareholder approval, although it does not currently intend to do so.

Please see the Statement of Additional Information for more information.

Description of Index

The Bloomberg 1-3 Year U.S. Government/Credit Bond Index is the 1-3 year component of the Bloomberg U.S. Government/Credit Index. The Bloomberg U.S. Government/Credit Index is the non-securitized component of the Bloomberg U.S. Aggregate Bond Index and includes Treasuries and government-related (agency, sovereign, supranational, and local authority debt guaranteed by the U.S. Government) and investment grade corporate securities.

Management of the Fund
Investment Manager
Neuberger Berman Investment Advisers LLC (“Manager” or “NBIA”), located at 1290 Avenue of the Americas, New York, NY 10104, is the Fund’s investment manager and administrator. Neuberger Berman BD LLC (“Distributor”), located at 1290 Avenue of the Americas, New York, NY 10104, is the Fund’s distributor. Pursuant to a management agreement, the Manager is responsible for choosing the Fund’s investments and handling its day-to-day business. The services provided by the Manager as the investment manager and administrator include, among others, overall responsibility for providing all supervisory, management, and administrative services reasonably necessary for the operation of the Fund, which may include, among others, compliance monitoring, operational and investment risk management, legal and administrative services and portfolio accounting services. The Manager carries out its duties subject to the policies established by the Board of Trustees. The management agreement establishes the fees the Fund pays to the Manager for its services as the Fund’s investment manager and the expenses paid directly by the Fund. Together, the Neuberger Berman affiliates manage approximately $463 billion in total assets (as of 12/31/2023) and continue an asset management history that began in 1939.

NBIA may engage one or more of foreign affiliates that are not registered under the Investment Advisers Act of 1940, as amended (“participating affiliates”) in accordance with applicable SEC no-action letters. As participating affiliates, whether or not registered with the SEC, the affiliates may provide designated investment personnel to associate with NBIA as “associated persons” of NBIA and perform specific advisory services for NBIA, including services for the Fund, which may involve, among other services, portfolio management and/or placing orders for securities and other instruments. The designated employees of a participating affiliate act for NBIA and are subject to certain NBIA policies and procedures as well as supervision and periodic monitoring by NBIA. The Fund will pay no additional fees and expenses as a result of any such arrangements.

A discussion regarding the basis for the Board of Trustees’ approval of the Fund's investment advisory agreements will be available in the Fund's annual report to shareholders for the period ending October 31, 2024.

Neither this Prospectus nor the Statement of Additional Information is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred explicitly by federal or state securities laws that have not been waived. The Fund enters into contractual arrangements with various parties, including, among others, the Manager, who provide services to the Fund. Shareholders are not parties to, or intended to be third party beneficiaries of, those contractual arrangements. Where shareholders are not third party beneficiaries of contractual arrangements, those contractual arrangements cannot be enforced by shareholders acting on their own behalf.

The Fund will pay the Manager a fee at the annual rate of 0.17% of the first $2 billion of the Fund’s average daily net assets and 0.15% of average daily net assets in excess of $2 billion for investment advisory services. The Fund will pay the Manager a fee at the annual rate of 0.09% of the Fund’s average daily net assets for administrative services provided to the Fund.

Portfolio Managers
Please see the Statement of Additional Information for additional information about each Portfolio Manager’s compensation, other accounts managed by each Portfolio Manager, and each Portfolio Manager’s ownership of shares in the Fund that he manages.

Neuberger Berman Short Duration Income ETF

Ashok Bhatia, CFA, is a Managing Director of the Manager. He joined the firm in July 2017 and is the Co-Chief Investment Officer of Fixed Income. Prior to joining the firm, Mr. Bhatia was a senior portfolio manager and co-leader of the customized fixed income team at another asset manager. He has over 24 years’ experience in the investment industry. Mr. Bhatia has been a Portfolio Manager of the Fund since July 2022.

Michael Foster is a Managing Director of the Manager. He has been a Portfolio Manager of the Fund since 2008. Mr. Foster has been a portfolio manager at the firm since 1999.

Matthew McGinnis is a Senior Vice President of the Manager. Mr. McGinnis joined the firm in 2008 and has been a Portfolio Manager of the Fund since February 2017. Prior to being named co-portfolio manager of the Fund, Mr. McGinnis was a Senior Trader on the Enhanced Cash and Short Duration portfolio management teams.

David M. Brown, CFA, is a Managing Director of the Manager. He re-joined the firm in January 2003 and is the Co-Head of Global Investment Grade Fixed Income. Mr. Brown has been a Portfolio Manager of the Fund since May 2021.

Other Service Providers

Neuberger Berman BD LLC (“Distributor”), an affiliate of the Manager, serves as the Fund’s distributor. Shares in less than Creation Units are not distributed by the Distributor, and the Distributor does not maintain a secondary market in the shares of the Fund.

State Street Bank (“State Street”) serves as custodian and transfer agent for the Fund. State Street maintains in separate accounts cash, securities and other assets of the Fund, keeps all necessary accounts and records, and provides other services.

YOUR INVESTMENT

Share Price Calculations

The net asset value per share of the Fund is the total value of Fund assets attributable to shares of the Fund minus the liabilities attributable to the Fund, divided by the total number of shares outstanding for that Fund. Because the value of the Fund's portfolio securities changes every business day, its share price usually changes as well.

The Fund normally calculates its share price on each day the New York Stock Exchange (the “NYSE Exchange”) is open once daily as of 4:00 P.M., Eastern time. In the event of an emergency or other disruption in trading on the NYSE Exchange, the Fund’s share price would still normally be determined as of 4:00 P.M., Eastern time. The NYSE Exchange is generally closed on all national holidays and Good Friday; Fund shares will not be priced on those days or other days on which the NYSE Exchange is scheduled to be closed. When the NYSE Exchange is closed for unusual reasons, Fund shares will generally not be priced although the Fund may decide to remain open and price Fund shares and in such a case, the Fund would post a notice on www.nb.com/ETF.

The Fund generally values its investments based upon their last reported sale prices, market quotations, or estimates of value provided by an independent pricing service as of the time as of which the Fund’s share price is calculated. Equity securities (including securities issued by ETFs) and exchange-traded derivative instruments held by the Fund generally are valued by one or more independent pricing services approved by the Manager at the last reported sale price or official closing price or, if there is no reported sale quoted on a principal exchange or market for that security or official closing price, on the basis of market quotations. Debt securities and certain derivative instruments that do not trade on an exchange generally are valued by one or more independent pricing services approved by the Manager on the basis of market quotations and in the case of derivatives, market data about the underlying investments. Short-term securities held by the Fund may be valued on the basis of amortized cost, unless other factors indicate that amortized cost is not an accurate estimate of the security’s value.

Investments in non-exchange traded investment companies are valued using the respective fund’s daily calculated net asset value per share. The prospectus for the fund explains the circumstances under which the fund will use fair value pricing and the effects of using fair value pricing.

If a valuation for a security is not available from an independent pricing service or if the Manager believes in good faith that the valuation does not reflect the amount the Fund would receive on a current sale of that security, the Fund seeks to obtain quotations from brokers or dealers. If such quotations are not readily available, the Fund may use a fair value estimate made according to methods approved by the Manager. Pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended, the Board of Trustees designated the Manager as the Fund's valuation designee. As the Fund's valuation designee, the Manager is responsible for determining fair value in good faith for any and all Fund investments. The Fund may also use these methods to value certain types of illiquid securities. Fair value pricing generally will be used if the market in which a portfolio security trades closes early or if trading in a particular security was halted during the day and did not resume prior to the time as of which the Fund’s share price is calculated.

The Fund may also fair value securities that trade in a foreign market if significant events that appear likely to affect the value of those securities occur between the time the foreign market closes and the time as of which the Fund’s share price is calculated. Significant events may include (1) corporate actions or announcements that affect a single issuer, (2) governmental actions that affect securities in one sector, country or region, (3) natural disasters or armed conflicts that affect a country or region, or (4) significant domestic or foreign market fluctuations.

For certain foreign assets, after the relevant foreign markets have closed, a third-party vendor supplies evaluated, systematic fair value pricing based upon analysis of historical correlation of multiple factors. In the case of both foreign equity and foreign income securities, in the absence of precise information about the market values of these foreign securities as of the time as of which the Fund’s share price is calculated, the Manager has determined on the basis of available data that prices adjusted or evaluated in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. Please see the Fund's Statement of Additional Information for additional detail about the Fund's fair valuation practices.

The effect of using fair value pricing is that a portfolio security will be priced based on the subjective judgment of the Manager, instead of being priced using valuations from an independent pricing service. Fair value pricing can help to protect the Fund by reducing arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing will completely prevent dilution of the Fund’s net asset value by such traders.

Trading in securities on many foreign exchanges is normally completed before the Fund calculates its net asset value. In addition, foreign markets may be open on days when U.S. markets are closed. As a result, the value of foreign securities owned by a Fund could change at times or on days when a Fund’s net asset value is not calculated, when Fund shares do not trade, and when sales and redemptions of Fund shares do not occur.

Buying and Selling Fund Shares
Shares of the Fund may be purchased or redeemed directly from the Fund only in Creation Units or multiples thereof. Only a broker-dealer (“Authorized Participant”) that enters into an Authorized Participant Agreement with the Fund’s Distributor may engage in creation and redemption transactions directly with the Fund. Purchases and redemptions directly with the Fund must follow the Fund’s procedures, and are subject to transaction fees, which are described in the SAI. Orders for such transactions may be rejected or delayed if they are not submitted in good order and subject to the other conditions set forth in this prospectus and the SAI. Please see the SAI for more information about purchases and redemptions of Creation Units.

Once purchased (i.e., created) by an Authorized Participant, shares are listed on the Exchange and trade in the secondary market. When you buy or sell the Fund’s shares in the secondary market, you will pay or receive the market price. The price at which you buy or sell Shares (i.e., the market price) may be more or less than the NAV of the Shares. Unless imposed by your broker, there is no minimum dollar amount you must invest in the Fund and no minimum number of Shares you must buy. Shares can be bought and sold throughout the trading day like other publicly traded securities. Most investors will buy and sell shares through a broker and, thus, will incur customary brokerage commissions and charges when buying or selling shares. Except when aggregated in Creation Units, Shares are not redeemable by the Fund.
The secondary markets are closed on weekends and also are generally closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day (observed), Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.
For more information on how to buy and sell shares of the Fund, call 877-628-2583 or visit www.nb.com/ETF.
Premium/Discount Information
Information showing the number of days the market price of the Fund’s shares was greater than the Fund’s NAV per share (i.e., at a premium) and the number of days it was less than the Fund’s NAV per share (i.e., at a discount) for various time periods will be available by visiting the Fund’s website at www.nb.com/ETF. The premium and discount information contained on the website will represent past performance and cannot be used to predict future results.
Portfolio Holdings Information
Each day the Fund is open for business, the Trust publicly disseminates the Fund’s full portfolio holdings as of the close of the previous day through the Fund's website. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the Fund’s Statement of Additional Information (“SAI”). The holdings of the Fund can be found on the Fund's website at www.nb.com/ETF.
Active Investors and Market Timing
The Trust’s Board of Trustees has determined not to adopt policies and procedures designed to prevent or monitor for frequent purchases and redemptions of the Fund’s shares because the Fund sells and redeems its shares at NAV only in Creation Units pursuant to the terms of an Authorized Participant Agreement between the Authorized Participant and the Distributor, and such direct trading between the Fund and Authorized Participants is critical to ensuring that the Fund’s shares trade at or close to NAV. Further, the vast majority of trading in Fund shares occurs on the secondary market, which does not involve the Fund directly and therefore does not cause the Fund to experience many of the harmful effects of market timing, such as dilution and disruption of portfolio management. In addition, the Fund imposes a transaction fee on Creation Unit transactions, which is designed to offset transfer and other transaction costs incurred by the Fund in connection with the issuance and redemption of Creation Units and may employ fair valuation pricing to minimize potential dilution from market timing. The Fund reserves the right to reject any purchase order at any time and reserves the right to impose restrictions on disruptive, excessive, or short-term trading.
Investments by Registered Investment Companies
Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including shares of the Fund. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1) in reliance on rules adopted by the SEC, particularly Rule 12d1-4 under the 1940 Act, or any other applicable exemptive relief.
Continuous Offering
The method by which Creation Units of Fund shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares and sells the shares directly to customers or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.
Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions) and thus dealing with the shares that are part of an overallotment within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is only available with respect to transactions on a national exchange.
Dealers effecting transactions in the Fund’s shares, whether or not participating in this distribution, are generally required to deliver a Prospectus. This is in addition to any obligation of dealers to deliver a Prospectus when acting as underwriters.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Manager or an affiliate may pay the intermediary for marketing activities or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Distributions and Taxes
Distributions — The Fund generally distributes net investment income, if any, monthly and net realized capital gains, if any, annually. Gains from foreign currency transactions, if any, are normally distributed in December. The Fund may make additional distributions, if necessary, to avoid federal income or excise taxes.

Dividend Reinvestment Service — The Trust does not provide dividend reinvestment services. Broker-dealers may make available the Depository Trust Company book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.
How distributions are taxed — Except for tax-advantaged retirement plans and other tax-exempt investors (collectively, “exempt investors”) and except as noted below, all Fund distributions you receive are generally taxable to you, regardless of whether you take them in cash or reinvest them in additional Fund shares.
Fund distributions to IRAs, Roth IRAs, and qualified retirement plans generally are tax-free. Eventual withdrawals from a Roth IRA also may be tax-free, while withdrawals from other retirement plans and accounts generally are subject to federal income tax.
Distributions generally are taxable to shareholders other than exempt investors in the year they are received. In some cases, however, distributions received in January are treated for federal income tax purposes as if they had been paid the previous December 31. Your tax statement (see “Taxes and You”) will help clarify this for you.
Distributions of net investment income and the excess of net short-term capital gain over net long-term capital loss (“dividends”) are taxed as ordinary income. However, for individual and certain other non-corporate shareholders (each, an “individual shareholder”) who satisfy certain holding period and other restrictions with respect to their Fund shares on which the dividends are paid, the Fund’s dividends attributable to “qualified dividend income” (generally, dividends the Fund receives on stock of most U.S. and certain foreign corporations with respect to which it satisfies those restrictions) are subject to maximum federal income tax rates that are lower than the maximum rates for ordinary income (“lower maximum rates”).
Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxed as long-term capital gain and for individual shareholders are subject to the lower maximum rates. The tax treatment of capital gain distributions from the Fund depends on how long the Fund held the securities it sold that generated the gain, not on when you bought your shares of the Fund or whether you reinvested your distributions.
If, for any taxable year, the Fund distributes an amount that exceeds the sum of its investment company taxable income plus net capital gain for that year — which might result from, among other things, the difference between book and tax accounting treatment of certain derivatives and foreign currency transactions — that excess generally will not be taxable (a so-called “return of capital”), which will reduce your tax basis in your Fund shares. To the extent that excess is greater than your tax basis, it will be treated as gain from a redemption of your shares (taxed as described below).
Shareholders should review any notice that accompanies a payment of dividends or other distributions to determine whether any portion of the payment represents a return of capital rather than a distribution of the Fund’s net income and/or realized gains.
Additional tax — An individual shareholder’s distributions from the Fund and net gains recognized on redemptions and exchanges of Fund shares are subject to a 3.8% federal tax on the lesser of (1) the individual’s “net investment income” (which generally includes distributions from the Fund and net gains from the disposition of Fund shares) or (2) the excess of the individual's “modified adjusted gross income” over a specified threshold amount. This tax is in addition to any other taxes due on that income. You should consult your own tax professional regarding the effect, if any, this tax may have on your investment in Fund shares.

Taxes and You
The taxes you actually owe on Fund distributions and share transactions can vary with many factors, such as your marginal tax bracket, how long you held your shares and, if you are an individual shareholder, whether you owe federal alternative minimum tax.
How can you figure out your tax liability on Fund distributions and share transactions? One helpful tool is the tax statement that your broker sends you after the end of each calendar year. It details the distributions you received during the past year and shows their tax status. That statement, or a separate statement from your broker, also covers your share transactions.
Most importantly, consult your tax professional. Everyone’s tax situation is different, and your tax professional should be able to help you answer any questions you may have.
Buying Shares Before a Distribution
The money the Fund earns, either as net investment income or as net realized capital gains, is reflected in its net asset value until it distributes the money. At that time, the amount of the distribution is deducted from the net asset value. Because of this, to the extent the Fund's share price correlates with its net asset value, if you buy shares of the Fund just before it makes such a distribution, you may end up getting some of your investment back as a taxable distribution. You can avoid this situation by waiting to invest until after the record date for the distribution.
Generally, if you are an exempt investor, there are no current tax consequences to you from distributions.
Taxes When Shares are Sold
Generally, you will recognize taxable gain or loss if you sell or otherwise dispose of your shares. Any gain arising from such a disposition generally will be treated as long-term capital gain if you held the shares for more than one year; otherwise, it will be classified as short-term capital gain. However, any capital loss arising from the disposition of shares held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares may be disallowed under “wash sale” rules if other shares of the same Fund are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.
Taxes on Creations and Redemptions of Creation Units
A person who purchases a Creation Unit by exchanging securities in-kind generally will recognize a gain or loss equal to the difference between (i) the sum of the market value of the Creation Units at the time of the exchange and any net amount of cash received by the Authorized Participant in the exchange and (ii) the sum of the purchaser’s aggregate basis in the securities surrendered and any net amount of cash paid for the Creation Units. A person who redeems Creation Units and receives securities in-kind from the Fund will generally recognize a gain or loss equal to the difference between the redeemer’s basis in the Creation Units, and the aggregate market value of the securities received and any net cash received. The IRS, however, may assert that a loss realized upon an in-kind exchange of securities for Creation Units or an exchange of Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons effecting in-kind creations or redemptions should consult their own tax adviser with respect to these matters.
The Fund has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to section 351 of the Code, the Fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit. The Fund also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determinations.
Disclaimers
NYSE Arca, Inc. Disclaimer
Shares of the Fund are not sponsored, endorsed or promoted by NYSE Arca, Inc. (“NYSE Arca”). NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to meet their investment objective. NYSE Arca is not responsible for, nor has it participated in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.
NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of the shares of the Fund, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

STATEMENT OF ADDITIONAL INFORMATION
Dated April 2, 2024

NEUBERGER BERMAN INCOME FUNDS
NEUBERGER BERMAN SHORT DURATION BOND FUND
 (the “Target Fund”)

and

NEUBERGER BERMAN ETF TRUST
NEUBERGER BERMAN SHORT DURATION INCOME ETF
(the “New ETF” or the “Fund”)

1290 Avenue of the Americas
New York, New York 10104-0002
800-877-9700
800-366-6264

The Target Fund will be reorganized into the New ETF as follows:
Neuberger Berman Short Duration Bond Fund	Neuberger Berman Short Duration Income ETF

Acquiring Fund	Exchange:	Ticker:
Neuberger Berman Short Duration Income ETF	NYSE Arca, Inc.	NBSD
This Statement of Additional Information (“SAI”) is being furnished to shareholders of the Target Fund, in connection with the reorganization of the Target Fund into the New ETF, a newly created series of Neuberger Berman ETF Trust, as described in the Information Statement/Prospectus (“Conversion”). This SAI consists of the information set forth herein and the following documents, each of which is incorporated by reference herein and legally forms a part of the SAI:
1. The Statement of Additional Information for the Target Fund, dated February 28, 2024, which is on file with the SEC (http://www.sec.gov) (File No. 002-85229) (Accession No. 0001206774-24-000183); and
2. The Annual Report to shareholders of the Target Fund for the fiscal year ended October 31, 2023, which has previously been sent to shareholders of the Target Fund and is on file with the SEC (http://www.sec.gov) (File No. 811-03802) (Accession No. 0000898432-24-000023).
Because the New ETF was newly-created for the purposes of this Conversion, the New ETF has not published annual or semi-annual shareholder reports. The New ETF is a newly-created shell series of Neuberger Berman ETF with no assets or liabilities that will commence operations upon consummation of the Conversion and continue the operations of the Target Fund. The Target Fund shall be the accounting and performance survivor in the Conversion, and the New ETF, as the corporate survivor in the Conversion, shall adopt the accounting and performance history of the Institutional Class of the Target Fund. The Target Fund’s Annual Report and Semi-Annual Report has previously been transmitted to the Target Fund’s shareholders.
This SAI is not a prospectus, and should be read in conjunction with the Information Statement/Prospectus, dated April 2, 2024, relating to the Conversion. This SAI is not an offer to sell any shares of the New ETF. A written offer can be made only by a prospectus. The Statement of Additional Information that is incorporated by reference above includes information about other funds in the Neuberger Berman Alternative Funds that are not relevant to the Conversion. Please disregard that information. The Information Statement/Prospectus and the Statement of Additional Information, Annual Report and Semi-Annual Report of the Target Fund may be obtained, without charge, from Neuberger Berman Investment Advisers LLC (“NBIA” or the “Manager”), 1290 Avenue of the Americas, New York, NY 10104, or by calling the Fund’s number or visiting the Fund’s website, as listed above. This SAI should be read in conjunction with the Information Statement/Prospectus.
No person has been authorized to give any information or to make any representations not contained in the Information Statement/Prospectus or in this SAI in connection with the offering made by the Information Statement/Prospectus, and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund or its distributor. The Information Statement/Prospectus and this SAI do not constitute an offering by the Fund or its distributor in any jurisdiction in which such offering may not lawfully be made.
The “Neuberger Berman” name and logo and “Neuberger Berman Investment Advisers LLC” are registered service marks of Neuberger Berman Group LLC. The individual Fund name in this SAI is either a service mark or registered service mark of Neuberger Berman Investment Advisers LLC or Neuberger Berman Group LLC. ©2024 Neuberger Berman BD LLC, distributor. All rights reserved.

Creation Transaction Fees	122
Redemptions of Creation Units	123
Placement of Redemption Orders	123
Acceptance of Orders for, and Redemption of, Creation Units	124
Redemption Transaction Fees	125
Taxation on Creations and Redemptions of Creation Units	126
Postponement of Redemptions	126

DIVIDENDS AND OTHER DISTRIBUTIONS	127

ADDITIONAL TAX INFORMATION	127
Taxation of the Fund	127
Taxation of the Fund’s Shareholders	131
Non-U.S. Shareholders	133
Creation and Redemption of Creation Units	134
Tax Shelter Reporting Regulations	135
General Considerations	135

FUND TRANSACTIONS	135
Portfolio Turnover	139
Proxy Voting	139

PORTFOLIO HOLDINGS DISCLOSURE	140
Portfolio Holdings Disclosure Policy	140
Public Disclosure	141
Selective Disclosure Procedures	141
Portfolio Holdings Approved Recipients	141

REPORTS TO SHAREHOLDERS	142

ORGANIZATION, CAPITALIZATION AND OTHER MATTERS	143

CUSTODIAN AND TRANSFER AGENT	143

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	144

LEGAL COUNSEL	144

REGISTRATION STATEMENT	144

APPENDIX A – LONG-TERM AND SHORT-TERM DEBT SECURITIES RATING DESCRIPTIONS	A-1

APPENDIX B – PROXY VOTING POLICY FOR NEUBERGER BERMAN INVESTMENT ADVISERS LLC	B-1

INVESTMENT INFORMATION
The Fund is a separate operating series of Neuberger Berman ETF Trust (“Trust”), a Delaware statutory trust since November 5, 2010, that is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company.
The Fund will offer and issue shares of beneficial interest (“Shares”) at its net asset value (“NAV”) only in aggregations of a specified number of Shares (each, a “Creation Unit”). Similarly, Shares are redeemable by the Fund only in Creation Units. Only Authorized Participants (as defined in the “Creation and Redemption of Creation Units” section of this SAI) who have entered into contractual arrangements with the Fund’s Distributor may enter into Creation Unit transactions with the Fund on behalf of themselves or their customers. Creation Units of the Fund are issued and redeemed generally in exchange for a basket of securities (“Basket”), together with a specified cash payment, or, in certain circumstances, for an all cash payment. Unlike mutual funds, Shares are not individually redeemable.
Shares of the Fund will be listed on a national securities exchange, such as NYSE Arca, Inc. (“Exchange”) and trade in the secondary market, where most investors will buy and sell them at market prices that change throughout the day.  Such market prices may be lower, higher or equal to NAV.  Accordingly, when transacting in the secondary market, investors may pay more than NAV when purchasing shares and receive less than NAV when selling shares.  They may also be subject to brokerage commissions and charges.  Shares of the Fund are or will be traded on the Exchange.
The Board of Trustees reserves the right to declare a split or a consolidation in the number of Shares outstanding of the Fund, and to make a corresponding change in the number of Shares constituting a Creation Unit.
The Trust reserves the right to permit or require that creations and redemptions of Shares be effected entirely in cash, in-kind or a combination thereof.  Fees imposed by the Fund in connection with creations and redemptions of Shares (“Transaction Fees”) and other costs associated with creations or redemptions that include cash may be higher than Transaction Fees and other costs associated with in-kind creations or redemptions.  In all cases, conditions with respect to creations and redemptions of Shares and fees will be limited in accordance with the requirements of SEC rules and regulations applicable to management investment companies offering redeemable securities. See the “Creation and Redemption of Creation Units” section of this SAI for more information.
The Trust reserves the right to permit or require a “cash” option for creations and redemptions of Shares (subject to applicable legal requirements). In each instance of such cash creations or redemptions, the Trust may impose transaction fees based on transaction expenses related to the particular exchange, which fees may be higher than the transaction fees associated with in-kind purchases or redemptions. Because the Trust, on behalf of the Fund reserves the right to issue and redeem Creation Units principally for cash, the Fund may incur higher costs in buying and selling securities than if the Fund issued and redeemed Creation Units principally in-kind. To the extent that these additional costs are not offset, these costs may be imposed on the Fund and may decrease the Fund’s NAV.
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The Fund is a separate series of the Trust, and each Share of the Fund represents an equal proportionate interest in the Fund. All consideration received by the Trust for the Fund’s Shares and all assets of the Fund belong solely to the Fund and would be subject to liabilities related thereto.
The following information supplements the discussion of the Fund’s investment objectives, policies, and limitations in the Prospectus. The investment objective and, unless otherwise specified, the investment policies and limitations of the Fund are not fundamental.
Any investment objective, policy, or limitation that is not fundamental may be changed by the trustees of the Trust (“Fund Trustees”) without shareholder approval. The fundamental investment policies and limitations of the Fund may not be changed without the approval of the lesser of:
(1)  67% of the units of beneficial interest (“shares”) of the Fund present at a meeting at which more than 50% of the outstanding shares of the Fund are present or represented, or
(2) a majority of the outstanding shares of the Fund.
These percentages are required by the Investment Company Act of 1940, as amended (“1940 Act”), and are referred to in this SAI as a “1940 Act majority vote.”
Neuberger Berman Short Duration Income ETF will operate as a diversified investment company.
Investment Policies and Limitations
Except as set forth in the investment limitation on borrowing and the investment limitation on illiquid securities, any investment policy or limitation that involves a maximum percentage of securities or assets will not be considered exceeded unless the percentage limitation is exceeded immediately after, and because of, a transaction by the Fund. If events subsequent to a transaction result in the Fund exceeding the percentage limitation on illiquid securities, the Manager will take appropriate steps to reduce the percentage held in illiquid securities, as may be required by law, within a reasonable amount of time.
The following investment policies and limitations are fundamental:
1. Borrowing. The Fund may not borrow money except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
2. Commodities. The Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
3. Diversification. The Fund may not, with respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities (“U.S. Government and Agency Securities”), or securities issued by other investment companies) if, as a result, (i) more than 5% of the value of the Fund’s total assets would be invested in the securities of that issuer or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.
2

4. Industry Concentration. The Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority. This limitation does not apply to U.S. Government and Agency Securities, securities of other investment companies, and state, territorial or municipal securities or such other securities as may be excluded for this purpose under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief or SEC or SEC staff interpretations.
5. Lending. The Fund may lend money or other assets to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
6. Real Estate. The Fund may not purchase or sell real estate except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

7. Senior Securities. The Fund may not issue senior securities except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
8. Underwriting. The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
The Fund’s limitation on investments in any one issuer does not limit the Fund’s ability to invest up to 100% of its total assets in a master portfolio with the same investment objective, policies and limitations as the Fund.
The Fund has the following additional fundamental investment policy:
Accordingly, notwithstanding any other investment policy of the Fund, the Fund may invest all of its investable assets (cash, securities, and receivables relating to securities) in an open-end management investment company having substantially the same investment objective, policies, and limitations as the Fund.
With respect to the fundamental policy relating to borrowing set forth in (1) above, the Fund may pledge assets in connection with permitted borrowings.
With respect to the fundamental policy relating to borrowing set forth in (1) above, the 1940 Act permits the Fund to borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose, and to borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes. (The Fund’s total assets include the amounts being borrowed.) To limit the risks attendant to
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borrowing, the 1940 Act requires the Fund to maintain an “asset coverage” of at least 300% of the amount of its borrowings, provided that in the event that the Fund’s asset coverage falls below 300%, the Fund is required to reduce the amount of its borrowings so that it meets the 300% asset coverage threshold within three days (not including Sundays and holidays). Asset coverage means the ratio that the value of the Fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowings and thus subject to the 1940 Act restrictions.  The Fund also has obtained exemptive relief from the SEC to permit it to borrow money from other funds for temporary purposes.
For purposes of the fundamental policy relating to commodities set forth in (2) above, the Fund does not consider foreign currencies or forward contracts to be physical commodities. Also, this limitation does not prohibit the Fund from purchasing securities backed by physical commodities, including interests in exchange-traded investment trusts and other similar entities, derivative instruments, or from purchasing physical commodities.
For purposes of the fundamental policy relating to commodities set forth in (2) above, the restriction does not prevent the Fund from investing in a wholly owned subsidiary, thereby gaining exposure to the investment returns of commodities markets within the limitations of federal income tax requirements, or from investing in commodity-linked derivative instruments.

None of the foregoing limitations shall be construed to prevent the Fund from purchasing, holding or selling all or a portion of any issuance of sukuk or similarly structured investments.
The more narrowly industries are defined, the more likely it is that multiple industries will be affected in a similar fashion by a single economic or regulatory development.
With respect to the fundamental policy relating to industry concentration set forth in (4) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. The policy on industry concentration above will be interpreted to refer to concentration as that term may be interpreted from time to time by the SEC, SEC staff or other relevant authority. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry and there will be no limit on investment in issuers domiciled in a single jurisdiction or country. The policy also will be interpreted to give broad authority to the Fund as to how to classify issuers within or among industries. For purposes of the fundamental policy relating to concentration, mortgage-backed and asset-backed securities are grouped according to the nature of their collateral, and certificates of deposit (“CDs”) are interpreted to include similar types of time deposits.
Also with respect to the fundamental policy relating to industry concentration set forth in (3) above, the Fund determines the “issuer” of a municipal obligation that is not a general obligation note or bond based on the obligation’s characteristics. The most significant of these characteristics is the source of funds for the repayment of principal and payment of interest on the obligation. If an obligation is backed by an irrevocable letter of credit or other guarantee, without which the obligation would not qualify for purchase under the
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Fund’s quality restrictions, the issuer of the letter of credit or the guarantee is considered an issuer of the obligation. If an obligation meets the Fund’s quality restrictions without credit support, the Fund treats the commercial developer or the industrial user, rather than the governmental entity or the guarantor, as the only issuer of the obligation, even if the obligation is backed by a letter of credit or other guarantee.
For purposes of the fundamental policy relating to industry concentration set forth in (3) above, the Fund will not exclude securities the interest on which is exempt from federal income tax (“tax-exempt securities”) that are issued by municipalities to finance non-governmental projects, such as hospitals (i.e.,private activity bonds (“PABs”)), from the investment limitation.

With respect to the fundamental policy relating to industry concentration set forth in (3) above, if an investment company in which the Fund invests has an industry concentration policy, the Fund will consider that investment company for purposes of the Fund’s industry concentration policy.
With respect to the fundamental policy relating to lending set forth in (4) above, the 1940 Act does not prohibit the Fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) The Fund also will be permitted by this policy to make loans of money, including to other funds. The Fund has obtained exemptive relief from the SEC to make loans to other funds for temporary purposes. The policy in (4) above will be interpreted not to prevent the Fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.
With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit the Fund from owning real estate; however, the Fund could lose favorable tax treatment if too much of its income is from sources other than investments in securities. This does not prevent the Fund from investing in securities of companies that invest in real estate or real estate-related activities.
With respect to the fundamental policy relating to issuing senior securities set forth in (6) above, “senior securities” are defined as Fund obligations that have a priority over the Fund’s shares with respect to the payment of dividends or the distribution of Fund assets. The 1940 Act prohibits the Fund from issuing senior securities except that the Fund may borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose. The Fund may also borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The policy in (6) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.
With respect to the fundamental policy relating to underwriting set forth in (7) above, the 1940 Act does not prohibit the Fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits the Fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the Fund’s
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underwriting commitments, when added to the value of the Fund’s investments in issuers where the Fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the 1933 Act. Although it is not believed that the application of the 1933 Act provisions described above would cause the Fund to be engaged in the business of underwriting, the policy in (7) above will be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.
The Fund’s fundamental policies will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.
1. Illiquid Securities. The Fund may not purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities. An illiquid investment means any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.
2.  Borrowing. The Fund may not purchase securities if outstanding borrowings of money exceed 5% of its total assets, but this restriction does not apply to borrowings of money made in connection with reverse repurchase agreements.
3. Lending. Except for the purchase of debt securities and engaging in repurchase agreements, the Fund may not make any loans other than securities loans.

4. Margin Transactions. The Fund may not purchase securities on margin from brokers or other lenders, except that the Fund may obtain such short-term credits as are necessary for the clearance of securities transactions. Margin posted as collateral in connection with derivatives transactions and short sales shall not constitute the purchase of securities on margin and shall not be deemed to violate the foregoing limitation.
5. Bonds and Other Debt Securities. The Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in bonds and other debt securities and other investment companies that provide investment exposure to such debt securities. Although this is a non-fundamental policy, the Fund Trustees will not change this policy without at least 60 days’ notice to shareholders.
6. Investment by a Fund of Funds. If shares of the Fund are purchased by another fund in reliance on Section 12(d)(1)(G) of the 1940 Act, for so long as shares of the Fund are held by such fund, the Fund will not purchase securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.
For purposes of the Fund’s non-fundamental policy to invest at least 80% of its net assets in debt securities or debt instruments, as applicable, convertible debt securities are considered to be debt. The Fund
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currently considers preferred securities and contingent convertible securities to be either debt or equity based on the recommendation of an independent third party.
Senior Securities. Section 18(f)(1) of the 1940 Act prohibits an open-end investment company from issuing any class of senior security, or selling any class of senior security of which it is the issuer, except that the investment company may borrow from a bank provided that immediately after any such borrowing there is asset coverage of at least 300% for all of its borrowings. Rule 18f-4, which became effective in August 2022, permits funds to engage in “derivatives transactions” as defined by that rule that would otherwise be subject to the restrictions of Section 18 of the 1940 Act on their issuance of “senior securities.” For information on Rule 18f-4, see “Additional Investment Information -- Futures Contracts, Options on Futures Contracts, Options on Securities and Indices, Forward Currency Contracts, Options on Foreign Currencies, and Swap Agreements” below.
Cash Management and Temporary Defensive Positions
For temporary defensive purposes, or to manage cash pending investment or payout, the Fund may invest up to 100% of its total assets in cash or cash equivalents, U.S. Government and Agency Securities, commercial paper, money market funds, and certain other money market instruments, as well as repurchase agreements collateralized by the foregoing, the income from which generally will be subject to federal, state, and local income taxes and may adopt shorter than normal weighted average maturities or durations..
The Fund may also invest in such instruments to increase liquidity or to provide collateral to be segregated.  These investments may prevent the Fund from achieving its investment objective.
In reliance on an SEC exemptive rule, the Fund may invest an unlimited amount of its uninvested cash and cash collateral received in connection with securities lending in shares of money market funds and unregistered funds that operate in compliance with Rule 2a-7 under the 1940 Act, whether or not advised by NBIA or an affiliate, under specified conditions.  Among other things, the conditions preclude the investing Fund from paying a sales charge, as defined in rule 2830(b) of the NASD Conduct Rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”) (“sales charge”), or a service fee, as defined in that rule, in connection with its purchase or redemption of the money market fund’s or unregistered fund’s shares, or the Fund’s investment adviser must waive a sufficient amount of its advisory fee to offset any such sales charge or service fee.
Additional Investment Information
Unless otherwise indicated, the Fund may buy the types of securities and use the investment techniques described below, subject to any applicable investment policies and limitations. However, the Fund may not buy all of the types of securities or use all of the investment techniques described below.  In addition, certain securities and investment techniques may produce taxable income for the Fund.  The Fund’s principal investment strategies and the principal risks of the Fund’s principal investment strategies are discussed in the Prospectus.
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Pursuant to Rule 12d1-4 under the 1940 Act, the Fund may invest in both affiliated and unaffiliated investment companies, including exchange-traded funds (“ETFs”), (“underlying funds”) in excess of the limits in Section 12 of the 1940 Act and the rules and regulations thereunder. When the Fund invests in underlying funds, it is indirectly exposed to the investment practices of the underlying funds and, therefore, is subject to all the risks associated with the practices of the underlying funds. This SAI is not an offer to sell shares of any underlying fund. Shares of an underlying fund are sold only through the currently effective prospectus for that underlying fund. Unless otherwise noted herein, the investment practices and associated risks detailed below also include those to which the Fund indirectly may be exposed through its investment in an underlying fund. Unless otherwise noted herein, any references to investments made by the Fund include those that may be made both directly by the Fund and indirectly by the Fund through its investments in underlying funds.
Asset-Backed Securities. Asset-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of assets such as, among other things, motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit (credit card) agreements, or a combination of the foregoing. These assets are securitized through the use of trusts and special purpose corporations. Credit enhancements, such as various forms of cash collateral accounts or letters of credit, may support payments of principal and interest on asset-backed securities. Although these securities may be supported by letters of credit or other credit enhancements, payment of interest and principal ultimately depends upon individuals paying the underlying loans, which may be affected adversely by general downturns in the economy. Asset-backed securities are subject to the same risk of prepayment described with respect to mortgage-backed securities and to extension risk (the risk that an issuer of a security will make principal payments slower than anticipated by the investor, thus extending the securities’ duration). The risk that recovery on repossessed collateral might be unavailable or inadequate to support payments, however, is greater for asset-backed securities than for mortgage-backed securities.
Certificates for Automobile ReceivablesSM (“CARSSM”) represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing those contracts. Payments of principal and interest on the underlying contracts are passed through monthly to certificate holders and are guaranteed up to specified amounts by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. Underlying installment sales contracts are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders also may experience delays in payment or losses on CARSSM if the trust does not realize the full amounts due on underlying installment sales contracts because of unanticipated legal or administrative costs of enforcing the contracts; depreciation, damage, or loss of the vehicles securing the contracts; or other factors.
Credit card receivable securities are backed by receivables from revolving credit card agreements (“Accounts”). Credit balances on Accounts are generally paid down more rapidly than are automobile contracts. Most of the credit card receivable securities issued publicly to date have been pass-through certificates. In order to lengthen their maturity or duration, most such securities provide for a fixed period during which only interest payments on the underlying Accounts are passed through to the security holder; principal payments received on the Accounts are used to fund the transfer of additional credit card charges made on the Accounts to the pool of assets supporting the securities. Usually, the initial fixed period may be shortened if specified events occur which signal a potential deterioration in the quality of the assets backing the security, such as the imposition of a cap on interest rates. An issuer’s ability to extend the life of an issue of credit card receivable securities thus depends on the continued generation of principal amounts in the underlying Accounts and the non-occurrence of the specified events. The non-deductibility of consumer
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interest, as well as competitive and general economic factors, could adversely affect the rate at which new receivables are created in an Account and conveyed to an issuer, thereby shortening the expected weighted average life of the related security and reducing its yield. An acceleration in cardholders’ payment rates or any other event that shortens the period during which additional credit card charges on an Account may be transferred to the pool of assets supporting the related security could have a similar effect on its weighted average life and yield.
Credit cardholders are entitled to the protection of state and federal consumer credit laws. Many of those laws give a holder the right to set off certain amounts against balances owed on the credit card, thereby reducing amounts paid on Accounts. In addition, unlike the collateral for most other asset-backed securities, Accounts are unsecured obligations of the cardholder.
The Fund may invest in trust preferred securities, which are a type of asset-backed security. Trust preferred securities represent interests in a trust formed by a parent company to finance its operations. The trust sells preferred shares and invests the proceeds in debt securities of the parent. This debt may be subordinated and unsecured. Dividend payments on the trust preferred securities match the interest payments on the debt securities; if no interest is paid on the debt securities, the trust will not make current payments on its preferred securities. Unlike typical asset-backed securities, which have many underlying payors and are usually overcollateralized, trust preferred securities have only one underlying payor and are not overcollateralized. Issuers of trust preferred securities and their parents currently enjoy favorable tax treatment. If the tax characterization of trust preferred securities were to change, they could be redeemed by the issuers, which could result in a loss to the Fund.
Banking and Savings Institution Securities. These include CDs, time deposits, bankers’ acceptances, and other short-term and long-term debt obligations issued by commercial banks and savings institutions. The CDs, time deposits, and bankers’ acceptances in which the Fund invests typically are not covered by deposit insurance.
A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers’ acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks that are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Deposit notes are notes issued by commercial banks that generally bear fixed rates of interest and typically have original maturities ranging from eighteen months to five years.
Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital, which can fluctuate significantly when interest rates change. Also, general economic conditions, consolidation and competition among banking and savings institutions play an important part in the operations of this industry
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and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.
In 2010, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) was passed, which significantly impacted the financial services industry, including more stringent regulation of depository institutions and their holding companies.  Federal regulatory agencies are still implementing many of the Dodd-Frank Act’s provisions but increased regulation could impact the operations and profitability of depository institutions and their holding companies.
In addition, securities of foreign banks and foreign branches of U.S. banks may involve investment risks in addition to those relating to domestic bank obligations. Such risks include future political and economic developments, the possible seizure or nationalization of foreign deposits, and the possible adoption of foreign governmental restrictions that might adversely affect the payment of principal and interest on such obligations. In addition, foreign banks and foreign branches of U.S. banks may be subject to less stringent reserve requirements and non-U.S. issuers generally are subject to different accounting, auditing, reporting and recordkeeping standards than those applicable to U.S. issuers.
In March 2023, the shut-down of certain financial institutions raised economic concerns over disruption in the U.S. banking system. There can be no certainty that the actions taken by the U.S. government to strengthen public confidence in the U.S. banking system will be effective in mitigating the effects of financial institution failures on the economy and restoring public confidence in the U.S. banking system.
Collateralized Loan Obligations. The Fund also may invest in collateralized loan obligations (“CLOs”), which are another type of asset-backed security.  A CLO is a trust or other special purpose entity that is comprised of or collateralized by a pool of loans, including domestic and non-U.S. senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.  The loans generate cash flow that is allocated among one or more classes of securities (“tranches”) that vary in risk and yield.  The most senior tranche has the best credit quality and the lowest yield compared to the other tranches.  The equity tranche has the highest potential yield but also has the greatest risk, as it bears the bulk of defaults from the underlying loans and helps to protect the more senior tranches from risk of these defaults.  However, despite the protection from the equity and other more junior tranches, more senior tranches can experience substantial losses due to actual defaults and decreased market value due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class.
Normally, CLOs are privately offered and sold and are not registered under state or federal securities laws.  Therefore, investments in CLOs may be characterized by the Fund as illiquid securities; however, an active dealer market may exist for CLOs allowing a CLO to qualify for transactions pursuant to Rule 144A under the 1933 Act.  CLOs normally charge management fees and administrative expenses, which are in addition to those of the Fund.
The riskiness of investing in CLOs depends largely on the quality and type of the collateral loans and the tranche of the CLO in which the Fund invests.  In addition to the normal risks associated with fixed-income securities discussed elsewhere in this SAI and the Fund’s Prospectus (such as interest rate risk and credit risk), CLOs carry risks including, but not limited to: (i) the possibility that distributions from the collateral will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in CLO tranches that are subordinate to other tranches; and (iv)
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the complex structure of the CLO may not be fully understood at the time of investment or may result in the quality of the underlying collateral not being fully understood and may produce disputes with the issuer or unexpected investment results.  In addition, interest on certain tranches of a CLO may be paid in-kind (meaning that unpaid interest is effectively added to principal), which involves continued exposure to default risk with respect to such payments.  Certain CLOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, but such enhancement may not always be present and may fail to protect the Fund against the risk of loss due to defaults on the collateral.  Certain CLOs may not hold loans directly, but rather, use derivatives such as swaps to create “synthetic” exposure to the collateral pool of loans.  Such CLOs entail the risks of derivative instruments described elsewhere in this SAI.
Commercial Paper. Commercial paper is a short-term debt security issued by a corporation, bank, municipality, or other issuer, usually for purposes such as financing current operations. The Fund may invest in commercial paper that cannot be resold to the public without an effective registration statement under the 1933 Act. While some restricted commercial paper normally is deemed illiquid, the Manager may in certain cases determine that such paper is liquid.
Commodities Related Investments. The Fund may purchase securities backed by physical commodities, including interests in exchange-traded investment trusts and other similar entities, the value of the shares of which relates directly to the value of physical commodities held by such an entity.  As an investor in such an entity, the Fund would indirectly bear its pro rata share of the entity’s expenses, which may include storage and other costs relating to the entity’s investments in physical commodities.
In addition, the Fund will not qualify as a RIC for any taxable year in which more than 10% of its gross income consists of “non-qualifying” income, which includes gains from selling physical commodities (or options or futures contracts thereon unless the gain is realized from certain hedging transactions) and certain other non-passive income.  The Fund’s investment in securities backed by, or in such entities that invest in, physical commodities, would produce non-qualifying income, although investments in stock of a “controlled foreign corporation” that invests in physical commodities and annually distributes its net income and gains generally should not produce such income.  To remain within the 10% limitation, the Fund may need to hold such an investment or sell it at a loss, or sell other investments, when for investment reasons it would not otherwise do so.  The availability of such measures does not guarantee that the Fund would be able to satisfy that limitation.
Exposure to physical commodities may subject the Fund to greater volatility than investments in traditional securities.  The value of such investments may be affected by overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as supply and demand, drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.  Their value may also respond to investor perception of instability in the national or international economy, whether or not justified by the facts.  However, these investments may help to moderate fluctuations in the value of the Fund’s other holdings, because these investments may not correlate with investments in traditional securities.  Economic and other events (whether real or perceived) can reduce the demand for commodities, which may reduce market prices and cause the value of the Fund’s
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shares to fall.  No active trading market may exist for certain commodities investments, which may impair the ability of the Fund to sell or realize the full value of such investments in the event of the need to liquidate such investments.  Certain commodities are subject to limited pricing flexibility because of supply and demand factors.  Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of the supplies of other materials.  These additional variables may create additional investment risks and result in greater volatility than investments in traditional securities.  Because physical commodities do not generate investment income, the return on such investments will be derived solely from the appreciation or depreciation on such investments.  Certain types of commodities instruments (such as commodity-linked swaps and commodity-linked structured notes) are subject to the risk that the counterparty to the instrument will not perform or will be unable to perform in accordance with the terms of the instrument.
Policies and Limitations.  For the Fund’s policies and limitations on commodities, see “Investment Policies and Limitations -- Commodities” above. In addition, the Fund does not intend to sell commodities related investments when doing so would cause it to fail to qualify as a RIC.
Contingent Convertible Securities. Contingent convertible securities (“CoCos”) are a form of hybrid security that are intended to either convert into equity or have their principal written down upon the occurrence of certain triggers. The triggers are generally linked to regulatory capital thresholds or regulatory actions calling into question the issuer’s continued viability as a going concern. The unique equity conversion or principal write-down features of CoCos are tailored to the issuer and its regulatory requirements. CoCos typically will be issued in the form of subordinated debt instruments in order to provide the appropriate regulatory capital treatment prior to a conversion. One type of CoCo provides for mandatory conversion of the security into common stock of the issuer under certain circumstances. The mandatory conversion might relate, for example, to the issuer’s failure to maintain a capital minimum required by regulations.  Because the common stock of the issuer may not pay a dividend, investors in such securities could experience reduced yields (or no yields at all) and conversion would worsen the investor’s standing in the case of an issuer’s insolvency. Another type of CoCo has characteristics designed to absorb losses, where the liquidation value of the security may be adjusted downward to below the original par value or written off entirely under certain circumstances. For instance, in the event that losses have eroded the issuer’s capital levels to below a specified threshold, the liquidation value of the security may be reduced in whole or in part. The write-down of the security’s par value may occur automatically and would not entitle holders to institute bankruptcy proceedings against the issuer. In addition, an automatic write-down could result in a reduced income rate if the dividend or interest payment associated with the security is based on the security’s par value. Such securities may, but are not required to, provide for circumstances under which the liquidation value of the security may be adjusted back up to par, such as an improvement in capitalization or earnings. In addition, CoCos may have no stated maturity and may have fully discretionary coupons that can potentially be cancelled at the issuer’s discretion or may be prohibited by the relevant regulatory authority from being paid in order to help the issuer absorb losses.
Convertible Securities. A convertible security is a bond, debenture, note, preferred stock, or other security or debt obligation that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities generally have features of, and risks associated with, both equity and fixed income instruments. As such, the value of most convertible securities will vary with changes in the price of, and will be subject to the risks associated with, the underlying common stock.  Additionally, convertible securities are also subject to the risk that the issuer may not be able to pay principal or interest when due and the value of the convertible security may change based on the issuer’s credit rating.
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A convertible security entitles the holder to receive the interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, such securities ordinarily provide a stream of income with generally higher yields than common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Convertible securities are usually subordinated to comparable-tier non-convertible securities and other senior debt obligations of the issuer, but rank senior to common stock in a company’s capital structure. The value of a convertible security is a function of (1) its yield in comparison to the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth if converted into the underlying common stock.
The price of a convertible security often reflects variations in the price of the underlying common stock in a way that non-convertible debt may not. Convertible securities may be issued by smaller capitalization companies whose stock prices may be more volatile than larger capitalization companies. A convertible security may have a mandatory conversion feature or a call feature that subjects it to redemption at the option of the issuer at a price established in the security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to convert it into the underlying common stock, sell it to a third party or permit the issuer to redeem the security. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objectives.
Direct Debt Instruments including Loans, Loan Assignments, and Loan Participations. Direct debt includes interests in loans, notes and other interests in amounts owed to financial institutions by borrowers, such as companies and governments, including emerging market countries. Direct debt instruments are interests in amounts owed by corporate, governmental, or other borrowers (including emerging market countries) to lenders or lending syndicates. Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. The borrower may be in financial distress or may default. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Participations in debt instruments may involve a risk of insolvency of the selling bank. In addition, there may be fewer legal protections for owners of participation interests than for direct lenders.  Direct indebtedness of developing countries involves a risk that the governmental entities responsible for the repayment of the debt may be unable or unwilling to pay interest and repay principal when due. See the additional risks described under “Foreign Securities” in this SAI.
Direct debt instruments may have floating interest rates.  These interest rates will vary depending on the terms of the underlying loan and market conditions.
Loans, Loan Assignments, and Loan Participations.  Floating rate securities, including loans, provide for automatic adjustment of the interest rate at fixed intervals (e.g., daily, weekly, monthly, or semi-annually) or automatic adjustment of the interest rate whenever a specified interest rate or index changes. The interest rate on floating rate securities ordinarily is determined by reference to LIBOR (London Interbank Offered Rate), a particular bank’s prime rate, the 90-day U.S. Treasury Bill rate, the rate of return on commercial paper or bank CDs, an index of short-term tax-exempt rates or some other objective measure. The Fund may invest in secured and unsecured loans.
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The Fund may invest in direct debt instruments by direct investment as a lender, by taking an assignment of all or a portion of an interest in a loan previously held by another institution or by acquiring a participation interest in a loan that continues to be held by another institution. It also may be difficult for the Fund to obtain an accurate picture of a selling bank’s financial condition. Loans are subject to the same risks as other direct debt instruments discussed above and carry additional risks described in this section.
Direct Investments. When the Fund invests as an initial investor in a new loan, the investment is typically made at par value. Secondary purchases of loans may be made at a premium to par, at par, or at a discount to par. Therefore, the Fund’s return on a secondary investment may be lower, equal, or higher than if the Fund had made a direct investment. As an initial investor in a new loan, the Fund may be paid a commitment fee.
Assignments. When the Fund purchases a loan by assignment, the Fund typically succeeds to the rights of the assigning lender under the loan agreement and becomes a lender under the loan agreement. Subject to the terms of the loan agreement, the Fund typically succeeds to all the rights and obligations under the loan agreement of the assigning lender. However, assignments may be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.
Participation Interests.  The Fund’s rights under a participation interest with respect to a particular loan may be more limited than the rights of original lenders or of investors who acquire an assignment of that loan.  In purchasing participation interests, the Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation interest (the “participating lender”) and only when the participating lender receives the payments from the borrower.
In a participation interest, the Fund will usually have a contractual relationship only with the selling institution and not the underlying borrower.  The Fund normally will have to rely on the participating lender to demand and receive payments in respect of the loans, and to pay those amounts on to the Fund; thus, the Fund will be subject to the risk that the lender may be unwilling or unable to do so.  In such a case, the Fund would not likely have any rights against the borrower directly.  In addition, the Fund generally will have no right to object to certain changes to the loan agreement agreed to by the participating lender.
In buying a participation interest, the Fund might not directly benefit from the collateral supporting the related loan and may be subject to any rights of set off the borrower has against the selling institution. In the event of bankruptcy or insolvency of the borrower, the obligation of the borrower to repay the loan may be subject to certain defenses that can be asserted by the borrower as a result of any improper conduct of the participating lender. As a result, the Fund may be subject to delays, expenses and risks that are greater than those that exist when the Fund is an original lender or assignee.
Creditworthiness.  The Fund’s ability to receive payments in connection with loans depends on the financial condition of the borrower. The Manager will not rely solely on another lending institution’s credit analysis of the borrower, but will perform its own investment analysis of the borrower. The Manager’s analysis may include consideration of the borrower’s financial strength, managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative.  Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed.  In connection with the restructuring of a loan or other direct debt instrument outside of bankruptcy court in a
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negotiated work-out or in the context of bankruptcy proceedings, equity securities or junior debt securities may be received in exchange for all or a portion of an interest in the security.
In buying a participation interest, the Fund assumes the credit risk of both the borrower and the participating lender.  If the participating lender fails to perform its obligations under the participation agreement, the Fund might incur costs and delays in realizing payment and suffer a loss of principal and/or interest. If a participating lender becomes insolvent, the Fund may be treated as a general creditor of that lender. As a general creditor, the Fund may not benefit from a right of set off that the lender has against the borrower. The Fund will acquire a participation interest only if the Manager determines that the participating lender or other intermediary participant selling the participation interest is creditworthy.
Ratings.  Loan interests may not be rated by independent rating agencies and therefore, investments in a particular loan participation may depend almost exclusively on the credit analysis of the borrower performed by the Manager.
Agents.  Loans are typically administered by a bank, insurance company, finance company or other financial institution (the “agent”) for a lending syndicate of financial institutions.  In a typical loan, the agent administers the terms of the loan agreement and is responsible for the collection of principal and interest and fee payments from the borrower and the apportionment of these payments to all lenders that are parties to the loan agreement.  In addition, an institution (which may be the agent) may hold collateral on behalf of the lenders.  Typically, under loan agreements, the agent is given broad authority in monitoring the borrower’s performance and is obligated to use the same care it would use in the management of its own property.  In asserting rights against a borrower, the Fund normally will be dependent on the willingness of the lead bank to assert these rights, or upon a vote of all the lenders to authorize the action.
If an agent becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate regulatory authority, or becomes a debtor in a bankruptcy proceeding, the agent’s appointment may be terminated and a successor agent would be appointed.  If an appropriate regulator or court determines that assets held by the agent for the benefit of the purchasers of loans are subject to the claims of the agent’s general or secured creditors, the Fund might incur certain costs and delays in realizing payment on a loan or suffer a loss of principal and/or interest.  The Fund may be subject to similar risks when it buys a participation interest or an assignment from an intermediary.
Collateral. Although most of the loans in which the Fund invests are secured, there is no assurance that the collateral can be promptly liquidated, or that its liquidation value will be equal to the value of the debt. In most loan agreements there is no formal requirement to pledge additional collateral if the value of the initial collateral declines.  As a result, a loan may not always be fully collateralized and can decline significantly in value.
If a borrower becomes insolvent, access to collateral may be limited by bankruptcy and other laws.  Borrowers that are in bankruptcy may pay only a small portion of the amount owed, if they are able to pay at all. In addition, if a secured loan is foreclosed, the Fund may bear the costs and liabilities associated with owning and disposing of the collateral.  The collateral may be difficult to sell and the Fund would bear the risk that the collateral may decline in value while the Fund is holding it. There is also a possibility that the Fund will become
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the owner of its pro rata share of the collateral which may carry additional risks and liabilities.  In addition, under legal theories of lender liability, the Fund potentially might be held liable as a co-lender.  In the event of a borrower’s bankruptcy or insolvency, the borrower’s obligation to repay the loan may be subject to certain defenses that the borrower can assert as a result of improper conduct by the Agent.
Some loans are unsecured.  If the borrower defaults on an unsecured loan, the Fund will be a general creditor and will not have rights to any specific assets of the borrower.
Liquidity. Loans are generally subject to legal or contractual restrictions on resale.  Loans are not currently listed on any securities exchange or automatic quotation system.  As a result, there may not be a recognized, liquid public market for loan interests.
Prepayment Risk and Maturity.  Because many loans are repaid early, the actual maturity of loans is typically shorter than their stated final maturity calculated solely on the basis of the stated life and payment schedule. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, market interest rates, the borrower’s financial condition and competitive conditions among lenders.  Such prepayments may require the Fund to replace an investment with a lower yielding security which may have an adverse effect on the Fund’s share price.  Prepayments cannot be predicted with accuracy.  Floating rate loans can be less sensitive to prepayment risk, but the Fund’s net asset value (“NAV”) may still fluctuate in response to interest rate changes because variable interest rates may reset only periodically and may not rise or decline as much as interest rates in general.
Restrictive Covenants.  A borrower must comply with various restrictive covenants in a loan agreement such as restrictions on dividend payments and limits on total debt.  The loan agreement may also contain a covenant requiring the borrower to prepay the loan with any free cash flow.  A breach of a covenant is normally an event of default, which provides the agent or the lenders the right to call the outstanding loan.
Fees and Expenses.  The Fund may be required to pay and receive various fees and commissions in the process of purchasing, selling, and holding loans. The fee component may include any, or a combination of, the following elements: assignment fees, arrangement fees, non-use fees, facility fees, letter of credit fees, and ticking fees. Arrangement fees are paid at the commencement of a loan as compensation for the initiation of the transaction. A non-use fee is paid based upon the amount committed but not used under the loan. Facility fees are on-going annual fees paid in connection with a loan. Letter of credit fees are paid if a loan involves a letter of credit. Ticking fees are paid from the initial commitment indication until loan closing if for an extended period. The amount of fees is negotiated at the time of closing.  In addition, the Fund incurs expenses associated with researching and analyzing potential loan investments, including legal fees.
Available Information. Loans normally are not registered with the SEC or any state securities commission or listed on any securities exchange. As a result, the amount of public information available about a specific loan historically has been less extensive than if the loan were registered or exchange traded. They may also not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the strong anti-fraud protections of the federal securities laws.
Leveraged Buy-Out Transactions.  Loans purchased by the Fund may represent interests in loans made to finance highly leveraged corporate acquisitions, known as “leveraged buy-out” transactions, leveraged recapitalization loans and other types of acquisition financing.  The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions.
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Junior Loans.  The Fund may invest in second lien secured loans and secured and unsecured subordinated loans, including bridge loans (“Junior Loans”). In the event of a bankruptcy or liquidation, second lien secured loans are generally paid only if the value of the borrower’s collateral is sufficient to satisfy the borrower’s obligations to the first lien secured lenders and even then, the remaining collateral may not be sufficient to cover the amount owed to the Fund.  Second lien secured loans give investors priority over general unsecured creditors in the event of an asset sale.
Junior Loans are subject to the same general risks inherent to any loan investment, including credit risk, market and liquidity risk, and interest rate risk. Due to their lower place in the borrower’s capital structure, Junior Loans involve a higher degree of overall risk than senior loans of the same borrower.
Bridge Loans.  Bridge loans or bridge facilities are short-term loan arrangements (e.g., 12 to 18 months) typically made by a borrower in anticipation of intermediate-term or long-term permanent financing. Most bridge loans are structured as floating-rate debt with step-up provisions under which the interest rate on the bridge loan rises over time.  Thus, the longer the loan remains outstanding, the more the interest rate increases. In addition, bridge loans commonly contain a conversion feature that allows the bridge loan investor to convert its loan interest into senior exchange notes if the loan has not been prepaid in full on or prior to its maturity date. Bridge loans may be subordinate to other debt and may be secured or unsecured. Like any loan, bridge loans involve credit risk. Bridge loans are generally made with the expectation that the borrower will be able to obtain permanent financing in the near future. Any delay in obtaining permanent financing subjects the bridge loan investor to increased risk. A borrower’s use of bridge loans also involves the risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness. With the onset of the financial crises in 2008, many borrowers found it more difficult to obtain loans, a situation that has been gradually improving.
Delayed draw term loans. The Fund may be obligated under the terms of the relevant loan documents to advance additional funds after the initial disbursement that it makes at the time of its investment.  For example, the loan may not have been fully funded at that time or the lenders may have ongoing commitments to make further advances up to a stated maximum. When a loan has been fully funded, however, repaid principal amounts normally may not be reborrowed.  Interest accrues on the outstanding principal amount of the loan. The borrower normally may pay a fee during any commitment period.
Policies and Limitations. The Fund does not intend to invest in loan instruments that could require additional investments upon the borrower’s demand, but may invest in loans that require funding at a later date following the initial investment in the loan.
The Fund’s policies limit the percentage of its assets that can be invested in the securities of one issuer or in issuers primarily involved in one industry. Legal interpretations by the SEC staff may require the Fund to treat both the lending bank and the borrower as “issuers” of a loan participation by the Fund. In combination, the Fund’s policies and the SEC staff’s interpretations may limit the amount the Fund can invest in loan participations.
For purposes of determining its dollar-weighted average maturity or duration, the Fund calculates the remaining maturity or duration of loans on the basis of the stated life and payment schedule.
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 Distressed Securities. The Fund may invest in distressed securities, including loans, bonds and notes may involve a substantial degree of risk.  Distressed securities include securities of companies that are in financial distress and that may be in or about to enter bankruptcy.
The Fund may invest in issuers of distressed securities that the Manager expects will make an exchange offer or will be the subject of a plan of reorganization that the Fund will receive new securities in return for the distressed securities.  A significant period of time may pass between the time at which the Fund makes its investment in these distressed securities and the time that any exchange offer or plan of reorganization is completed and there can be no assurance that such an exchange offer will be made or that such a plan of reorganization will be adopted. During this period, it is unlikely that the Fund will receive any interest payments on the distressed securities, the Fund will be subject to significant uncertainty as to whether or not the exchange offer or plan of reorganization will be completed and the Fund may be required to bear certain extraordinary expenses to protect and recover its investment. Therefore, to the extent the Fund seeks capital appreciation through investment in distressed securities, the Fund’s ability to achieve current income for its shareholders may be diminished.
The Fund also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the distressed securities or a payment of some amount in satisfaction of the obligation). Even if an exchange offer is made or plan of reorganization is adopted with respect to distressed securities held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made or no value. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. Similarly, if the Fund participates in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed securities, the Fund may be restricted from disposing of such securities. To the extent that the Fund becomes involved in such proceedings, the Fund may have a more active participation in the affairs of the issuer than that assumed generally by an investor. The Funds, however, will not make investments for the purpose of exercising day-to-day management of any issuer’s affairs.
In certain periods, there may be little or no liquidity in the markets for distressed securities or other instruments. In addition, the prices of such securities may be subject to periods of abrupt and erratic market movements and above-average price volatility. It may be difficult to obtain financial information regarding the financial condition of a borrower or issuer, and its financial condition may be changing rapidly. It may be more difficult to value such securities and the spread between the bid and asked prices of such securities may be greater than normally expected.
Dollar Rolls. In a “dollar roll,” the Fund sells securities for delivery in the current month and simultaneously agrees to repurchase substantially similar (i.e., same type and coupon) securities on a specified future date from the same party. During the period before the repurchase, the Fund forgoes principal and interest payments on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the “drop”), as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may increase fluctuations in the Fund’s NAV and may be viewed as a form of leverage. A “covered roll” is a specific type of dollar roll in which the Fund holds an offsetting cash position or a cash-equivalent securities position that matures on or before the forward settlement date of the dollar roll transaction. There is a risk that the counterparty will be unable or unwilling
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to complete the transaction as scheduled, which may result in losses to the Fund. The Manager monitors the creditworthiness of counterparties to dollar rolls.
Policies and Limitations. Dollar rolls are considered borrowings for purposes of the Fund’s investment policies and limitations concerning borrowings.
Equity Securities. The Fund may invest, to a limited extent, in equity securities, which may include common stocks, preferred stocks, convertible securities and warrants. Common stocks and preferred stocks represent shares of ownership in a corporation. Preferred stocks usually have specific dividends and rank after bonds and before common stock in claims on assets of the corporation should it be dissolved. Increases and decreases in earnings are usually reflected in a corporation’s stock price. Convertible securities are debt or preferred equity securities convertible into common stock. Usually, convertible securities pay dividends or interest at rates higher than common stock, but lower than other securities. Convertible securities usually participate to some extent in the appreciation or depreciation of the underlying stock into which they are convertible. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants.
To the extent the Fund invests in such securities, the value of securities held by the Fund will be affected by changes in the stock markets, which may be the result of domestic or international political or economic news, changes in interest rates or changing investor sentiment. At times, the stock markets can be volatile and stock prices can change substantially. Because some investors purchase equity securities with borrowed money, an increase in interest rates can cause a decline in equity prices. The equity securities of smaller companies are more sensitive to these changes than those of larger companies. This market risk will affect the Fund’s NAV per share, which will fluctuate as the value of the securities held by the Fund changes. Not all stock prices change uniformly or at the same time and not all stock markets move in the same direction at the same time. Other factors affect a particular stock’s prices, such as poor earnings reports by an issuer, loss of major customers, major litigation against an issuer, or changes in governmental regulations affecting an industry. Adverse news affecting one company can sometimes depress the stock prices of all companies in the same industry. Not all factors can be predicted.
ESG Policies and Limitations Risk. The Fund’s application of any ESG policies and limitations described below is designed and utilized to help identify companies that demonstrate the potential to create economic value or reduce risk; however as with the use of any investment criteria in selecting a portfolio, there is no guarantee that the criteria used by the Fund will result in the selection of issuers that will outperform other issuers, or help reduce risk in the portfolio. The use of the Fund’s ESG policies and limitations could also affect the Fund’s exposure to certain sectors or industries, and could impact the Fund’s investment performance depending on whether the ESG policies and limitations used are ultimately reflected in the market.
Policies and Limitations. Investments by the Fund in securities issued by companies that have more than 25% of revenue derived from thermal coal mining or are expanding new thermal coal power generation are subject to formal review and approval by Neuberger Berman’s Environmental, Social and Governance Committee before the initiation of any new investment positions in the securities of those companies.
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Fixed Income Securities. Fixed income securities are subject to the risk of an issuer’s inability to meet principal and interest payments on its obligations (“credit risk”) and are subject to price volatility due to such factors as interest rate sensitivity (“interest rate risk”), market perception of the creditworthiness of the issuer, and market liquidity (“market risk”). The value of the Fund’s fixed income investments is likely to decline in times of rising market interest rates. Conversely, the value of the Fund’s fixed income investments is likely to rise in times of declining market interest rates. Typically, the longer the time to maturity of a given security, the greater is the change in its value in response to a change in interest rates. Foreign debt securities are subject to risks similar to those of other foreign securities.
Lower-rated securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.  Debt securities in the lowest rating categories may involve a substantial risk of default or may be in default. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuer of such securities to make principal and interest payments than is the case for higher-grade debt securities. An economic downturn affecting the issuer may result in an increased incidence of default. The market for lower-rated securities may be thinner and less active than for higher-rated securities. Pricing of thinly traded securities requires greater judgment than pricing of securities for which market transactions are regularly reported. Odd lots may trade at lower prices than institutional round lots.
Call Risk. Some debt securities in which the Fund may invest are also subject to the risk that the issuer might repay them early (“call risk”). When market interest rates are low, issuers generally call securities paying higher interest rates. For this reason, the Fund holding a callable security may not enjoy the increase in the security’s market price that usually accompanies a decline in rates. Furthermore, the Fund would have to reinvest the proceeds from the called security at the current, lower rates.
Ratings of Fixed Income Securities.  The Fund may purchase securities rated by S&P, Moody’s, Fitch, Inc. or any other nationally recognized statistical rating organization (“NRSRO”) (please see the Prospectus for further information). The ratings of an NRSRO represent its opinion as to the quality of securities it undertakes to rate. Ratings are not absolute standards of quality; consequently, securities with the same maturity, duration, coupon, and rating may have different yields. In addition, NRSROs are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they rate.  Although the Fund may rely on the ratings of any NRSRO, the Fund refers primarily to ratings assigned by S&P, Moody’s, and Fitch, Inc., which are described in Appendix A. The Fund may also invest in unrated securities that have been determined by the Manager to be comparable in quality to the rated securities in which the Fund may permissibly invest.
High-Quality Debt Securities. High-quality debt securities are securities that have received from at least one NRSRO, such as S&P, Moody’s or Fitch, Inc., a rating in one of the two highest rating categories (the highest category in the case of commercial paper) or, if not rated by any NRSRO, such as U.S. Government and Agency Securities, have been determined by the Manager to be of comparable quality.
Investment Grade Debt Securities.  Investment grade debt securities are securities that have received, from at least one NRSRO that has rated it, a rating in one of the four highest rating categories or, if not rated by any NRSRO, have been determined by the Manager to be of comparable quality. Moody’s deems securities rated in its fourth highest rating category (Baa) to have speculative characteristics; a change in economic factors could lead to a weakened capacity of the issuer to repay. If a security receives one rating
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in one of the four highest rating categories and another rating below the fourth highest rating category, it will be considered investment grade.
Lower-Rated Debt Securities. Lower-rated debt securities or “junk bonds” are those rated below the fourth highest category (including those securities rated as low as D by S&P) or unrated securities of comparable quality. Securities rated below investment grade are often considered speculative. See the risks described under “Lower-Rated Debt Securities” in this SAI.
Ratings Downgrades. Subsequent to its purchase by the Fund, an issue of debt securities may cease to be rated or its rating may be reduced, so that the securities would no longer be eligible for purchase by the Fund.
In such a case, the Manager will engage in an orderly disposition of the downgraded securities or other securities to the extent necessary to ensure that the Fund’s holdings of securities rated below investment grade will not exceed 15% or 20% of its net assets, respectively.
Duration and Maturity.  Duration is a measure of the sensitivity of debt securities to changes in market interest rates, based on the entire cash flow associated with the securities, including payments occurring before the final repayment of principal.
The Manager may utilize duration as a tool in portfolio selection instead of the more traditional measure known as “term to maturity.” “Term to maturity” measures only the time until a debt security provides its final payment, taking no account of the pattern of the security’s payments prior to maturity. Duration incorporates a bond’s yield, coupon interest payments, final maturity and call features into one measure. Duration therefore provides a more accurate measurement of a bond’s likely price change in response to a given change in market interest rates. The longer the duration, the greater the bond’’s price movement will be as interest rates change. For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity.
Futures, options and options on futures have durations which are generally related to the duration of the securities underlying them. Holding long futures or call option positions will lengthen the Fund’s duration by approximately the same amount as would holding an equivalent amount of the underlying securities. Short futures or put options have durations roughly equal to the negative of the duration of the securities that underlie these positions, and have the effect of reducing portfolio duration by approximately the same amount as would selling an equivalent amount of the underlying securities.
There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage-backed securities. The stated final maturity of such securities is generally 30 years, but current and expected prepayment rates are critical in determining the securities’ interest rate exposure. In these and other similar situations, the Manager, where permitted, will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.
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Foreign Securities.  The Fund may invest in equity, debt, or other securities of foreign issuers and foreign branches of U.S. banks.  These securities may be U.S. dollar denominated or denominated in or indexed to foreign currencies and may include (1) common and preferred stocks, (2) negotiable CDs, commercial paper, fixed time deposits, and bankers’ acceptances, (3) obligations of other corporations, and (4) obligations of foreign governments and their subdivisions, agencies, and instrumentalities, international agencies, and supranational entities. Foreign issuers are issuers organized and doing business principally outside the United States and include banks, non-U.S. governments, and quasi-governmental organizations. Investments in foreign securities involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These risks include the possibility of adverse political and economic developments (including political or social instability, nationalization, expropriation, or confiscatory taxation); the potentially adverse effects of the unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities tracking; and possibly limited access to the courts to enforce the Fund’s rights as an investor.  It may be difficult to invoke legal process or to enforce contractual obligations abroad, and it may be especially difficult to sue a foreign government in the courts of that country.
Additionally, investing in foreign currency denominated securities involves the additional risks of (a) adverse changes in foreign exchange rates, (b) nationalization, expropriation, or confiscatory taxation, and (c) adverse changes in investment or exchange control regulations (which could prevent cash from being brought back to the United States). Additionally, dividends and interest payable on foreign securities (and gains realized on disposition thereof) may be subject to foreign taxes, including taxes withheld from those payments. Commissions on foreign securities exchanges are often at fixed rates and are generally higher than negotiated commissions on U.S. exchanges, although the Fund endeavors to achieve the most favorable net results on portfolio transactions.
Foreign securities often trade with less frequency and in less volume than domestic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custody arrangements and transaction costs of foreign currency conversions.
Foreign markets also have different clearance and settlement procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to the Fund due to subsequent declines in value of the securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.  The inability of the Fund to settle security purchases or sales due to settlement problems could cause the Fund to pay additional expenses, such as interest charges.
Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by government authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging or less-developed market countries than in countries with more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to
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market events. Suspensions may last for significant periods of time, during which trading in the securities and instruments that reference the securities, such as participatory notes (or “P-notes”) or other derivative instruments, may be halted. In the event that the Fund holds material positions in such suspended securities or instruments, the Fund’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.
Interest rates prevailing in other countries may affect the prices of foreign securities and exchange rates for foreign currencies. Local factors, including the strength of the local economy, the demand for borrowing, the government’s fiscal and monetary policies, and the international balance of payments, often affect interest rates in other countries. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.
The Fund may invest in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and International Depositary Receipts (“IDRs”). ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing its ownership of the underlying foreign securities. Most ADRs are denominated in U.S. dollars and are traded on a U.S. stock exchange. However, they are subject to the risk of fluctuation in the currency exchange rate if, as is often the case, the underlying securities are denominated in foreign currency. EDRs are receipts issued by a European bank evidencing its ownership of the underlying foreign securities and are often denominated in a foreign currency. GDRs are receipts issued by either a U.S. or non-U.S. banking institution evidencing its ownership of the underlying foreign securities and are often denominated in U.S. dollars. IDRs are receipts typically issued by a foreign bank or trust company evidencing its ownership of the underlying foreign securities. Depositary receipts involve many of the same risks of investing directly in foreign securities, including currency risks and risks of foreign investing.
Issuers of the securities underlying sponsored depositary receipts, but not unsponsored depositary receipts, are contractually obligated to disclose material information in the United States. Therefore, the market value of unsponsored depositary receipts is less likely to reflect the effect of such information.
Securities of Issuers in Emerging Market Countries.  The risks described above for foreign securities may be heightened in connection with investments in emerging market countries. Historically, the markets of emerging market countries have been more volatile than the markets of developed countries, reflecting the greater uncertainties of investing in less established markets and economies. In particular, emerging market countries may have less stable governments; may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets; and may have less protection of property rights than more developed countries. The economies of emerging market countries may be reliant on only a few industries, may be highly vulnerable to changes in local or global trade conditions and may suffer from high and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.
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In determining where an issuer of a security is based, the Manager may consider such factors as where the company is legally organized, maintains its principal corporate offices and/or conducts its principal operations.
Additional costs could be incurred in connection with the Fund’s investment activities outside the United States. Brokerage commissions may be higher outside the United States, and the Fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with maintaining assets in certain jurisdictions.
Certain risk factors related to emerging market countries include:
Currency fluctuations.  The Fund’s investments may be valued in currencies other than the U.S. dollar. Certain emerging market countries’ currencies have experienced and may in the future experience significant declines against the U.S. dollar. For example, if the U.S. dollar appreciates against foreign currencies, the value of the Fund’s securities holdings would generally depreciate and vice versa. Consistent with its investment objective, the Fund can engage in certain currency transactions to hedge against currency fluctuations. See “Forward Foreign Currency Transactions.”  After the Fund has distributed income, subsequent foreign currency losses may result in the Fund’s having distributed more income in a particular fiscal period than was available from investment income, which could result in a return of capital to shareholders.

Government regulation.  The political, economic and social structures of certain developing countries may be more volatile and less developed than those in the United States. Certain emerging market countries lack uniform accounting, auditing, financial reporting and corporate governance standards, have less governmental supervision of financial markets than in the United States, and do not honor legal rights enjoyed in the United States. Certain governments may be more unstable and present greater risks of nationalization or restrictions on foreign ownership of local companies.
Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. While the Fund will only invest in markets where these restrictions are considered acceptable by the Manager, a country could impose new or additional repatriation restrictions after the Fund’s investment. If this happened, the Fund’s response might include, among other things, applying to the appropriate authorities for a waiver of the restrictions or engaging in transactions in other markets designed to offset the risks of decline in that country. Such restrictions will be considered in relation to the Fund’s liquidity needs and all other positive and negative factors. Further, some attractive equity securities may not be available to the Fund, or the Fund may have to pay a premium to purchase those equity securities, due to foreign shareholders already holding the maximum amount legally permissible.
While government involvement in the private sector varies in degree among emerging market countries, such involvement may in some cases include government ownership of companies in certain sectors, wage and price controls or imposition of trade barriers, market manipulation and other protectionist measures. With respect to any emerging market country, there is no guarantee that some future economic or political crisis will not lead to price controls, forced mergers of companies, expropriation, or creation of government monopolies to the possible detriment of the Fund’s investments.
Less developed securities markets.  Emerging market countries may have less well developed securities markets and exchanges. These markets have lower trading volumes than the securities markets of
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more developed countries. These markets may be unable to respond effectively to increases in trading volume. Consequently, these markets may be substantially less liquid than those of more developed countries, and the securities of issuers located in these markets may have limited marketability. These factors may make prompt liquidation of substantial portfolio holdings difficult or impossible at times.
Settlement risks.  Settlement systems in emerging market countries are generally less well organized than developed markets. Supervisory authorities may also be unable to apply standards comparable to those in developed markets. Thus, there may be risks that settlement may be delayed and that cash or securities belonging to the Fund may be in jeopardy because of failures of or defects in the systems. In particular, market practice may require that payment be made before receipt of the security being purchased or that delivery of a security be made before payment is received. In such cases, default by a broker or bank (the “counterparty”) through whom the transaction is effected might cause the Fund to suffer a loss. The Fund will seek, where possible, to use counterparties whose financial status is such that this risk is reduced. However, there can be no certainty that the Fund will be successful in eliminating this risk, particularly as counterparties operating in emerging market countries frequently lack the substance or financial resources of those in developed countries. There may also be a danger that, because of uncertainties in the operation of settlement systems in individual markets, competing claims may arise with respect to securities held by or to be transferred to the Fund.
Investor information.  The Fund may encounter problems assessing investment opportunities in certain emerging market securities markets in light of limitations on available information, including the quality and reliability of such information, and different regulatory, accounting, auditing, financial reporting and recordkeeping standards. In such circumstances, the Manager will seek alternative sources of information, and to the extent it may not be satisfied with the sufficiency of the information obtained with respect to a particular market or security, the Fund will not invest in such market or security.
Taxation.  Taxation of dividends received, and net capital gains realized, by non-residents on securities issued in emerging market countries varies among those countries, and, in some cases, the applicable tax rate is comparatively high. In addition, emerging market countries typically have less well-defined tax laws and procedures than developed countries, and such laws and procedures may permit retroactive taxation so that the Fund could in the future become subject to local tax liability that it had not reasonably anticipated in conducting its investment activities or valuing its assets.
Litigation and Enforcement.  The Fund and its shareholders may encounter substantial difficulties in obtaining and enforcing judgments against non-U.S. resident individuals and companies.
Fraudulent securities.  Securities purchased by the Fund may subsequently be found to be fraudulent or counterfeit, resulting in a loss to the Fund.
Risks of Investing in Frontier Emerging Market Countries. Frontier emerging market countries are countries that have smaller economies or less developed capital markets than traditional emerging markets.  Frontier emerging market countries tend to have relatively low gross national product per capita compared to the larger traditionally-recognized emerging markets. The frontier emerging market countries include the least developed countries even by emerging markets standards.  The risks of investments in frontier emerging
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market countries include all the risks described above for investment in foreign securities and emerging markets, although these risks are magnified in the case of frontier emerging market countries.
Risks of Variable Interest Entities. For purposes of raising capital offshore on exchanges outside of People’s Republic of China (PRC), including on U.S. exchanges, many PRC-based operating companies are structured as entities commonly referred to as variable interest entities (“VIEs”). In a typical VIE structure, the onshore PRC-based operating company is the VIE and establishes an entity, which is typically offshore in a foreign jurisdiction, such as the Cayman Islands. The offshore entity lists on a foreign exchange and enters into contractual arrangements with the VIE. This structure enables PRC-based companies in which the government restricts foreign ownership to raise capital from foreign investors. While the offshore entity has no legal equity ownership of the VIE, its contractual arrangements with the VIE permit the offshore entity to consolidate the VIE’s financial statements with its own for accounting purposes and provide for economic exposure to the performance of the underlying PRC-based operating company. Therefore, an investor in the listed offshore entity, such as the Fund, will have exposure to the PRC-based operating company only through its contractual arrangements with the VIE and has no legal ownership in the PRC-based operating company. Furthermore, because the offshore entity only has specific rights provided for in these contractual arrangements with the VIE, its abilities to control the activities at the PRC-based operating company are limited and the operating company may engage in activities that negatively impact investment value.
While the VIE structure has been widely adopted, it is not formally or legally recognized under PRC law and therefore there is a risk that the PRC government could restrict the effectiveness of such structures or negatively impact the VIE’s contractual arrangements with the listed offshore entity by making them invalid. If these contracts were found to be unenforceable under PRC law, investors in the listed offshore entity, such as the Fund, may suffer significant losses with little or no recourse available. If the PRC government determines that the contractual agreements involving the VIE structures do not comply with PRC law and regulations, including those related to restrictions on foreign ownership, it could subject a VIE to numerous sanctions such as penalties, revocation of business and operating licenses, invalidation or termination of contractual arrangements and/or forfeiture or non-recognition of ownership interest. In addition, the listed offshore entity’s benefits through its contractual arrangements over a VIE may also be jeopardized if a natural person who holds the equity interest in the VIE is deemed to breach the terms of the contractual arrangement (assuming the contractual arrangement is held to be valid under PRC laws), is subject to legal proceedings or if any physical instruments for authenticating documentation by the VIE, such as chops and seals, are used without the PRC-based issuer’s authorization to enter into the contractual arrangements in PRC. Chops and seals, which are carved stamps used to sign documents, represent a legally binding commitment by the company. Moreover, any future regulatory action may limit or prohibit the ability of the offshore entity to receive the economic benefits of the PRC-based operating company, which may cause the value of the Fund’s investment in the listed offshore entity to suffer a significant loss.
Sovereign Government and Supranational Debt. Investments in debt securities issued by foreign governments and their political subdivisions or agencies (“Sovereign Debt”) involve special risks. Sovereign Debt is subject to risks in addition to those relating to non-U.S. investments generally. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and/or interest when due in accordance with the terms of such debt, and a fund may have limited legal recourse in the event of a default.  As a sovereign entity, the issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due.
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Sovereign Debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore somewhat diminished. Political conditions, especially a sovereign entity’s willingness to meet the terms of its debt obligations, are of considerable significance. Also, holders of commercial bank debt issued by the same sovereign entity may contest payments to the holders of Sovereign Debt in the event of default under commercial bank loan agreements.
A sovereign debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its non-U.S. reserves, the availability of sufficient non-U.S. exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. Increased protectionism on the part of a country’s trading partners or political changes in those countries, could also adversely affect its exports. Such events could diminish a country’s trade account surplus, if any, or the credit standing of a particular local government or agency.
Sovereign debtors may also be dependent on disbursements or assistance from foreign governments or multinational agencies, the country’s access to trade and other international credits, and the country’s balance of trade. Assistance may be dependent on a country’s implementation of austerity measures and reforms, which measures may limit or be perceived to limit economic growth and recovery. Some sovereign debtors have rescheduled their debt payments, declared moratoria on payments or restructured their debt to effectively eliminate portions of it, and similar occurrences may happen in the future. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.
The ability of some sovereign debtors to repay their obligations may depend on the timely receipt of assistance from international agencies or other governments, the flow of which is not assured. The willingness of such agencies to make these payments may depend on the sovereign debtor’s willingness to institute certain economic changes, the implementation of which may be politically difficult.
The occurrence of political, social or diplomatic changes in one or more of the countries issuing Sovereign Debt could adversely affect the Fund’s investments. Political changes or a deterioration of a country’s domestic economy or balance of trade may affect the willingness of countries to service their Sovereign Debt. While NBIA endeavors to manage investments in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause the Fund to suffer a loss of interest or principal on any of its holdings.
Sovereign Debt may include: debt securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries; debt securities issued by government owned, controlled or sponsored entities located in emerging market countries; interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers; participations in loans between emerging market governments and financial institutions; and Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness.
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Brady Bonds may be collateralized or uncollateralized and issued in various currencies (although most are dollar-denominated) and they are actively traded in the over-the-counter (“OTC”) secondary market. Certain Brady Bonds are collateralized in full as to principal due at maturity by zero coupon obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities having the same maturity (“Collateralized Brady Bonds”). Brady Bonds are not, however, considered to be U.S. Government Securities.
Dollar-denominated, Collateralized Brady Bonds may be fixed rate bonds or floating rate bonds. Interest payments on Brady Bonds are often collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) collateralized repayment of principal at final maturity; (ii) collateralized interest payments; (iii) uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the “residual risk”). In the event of a default with respect to Collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds should be viewed as speculative.
Supranational entities may also issue debt securities.  A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development.  Included among these organizations are the Asian Development Bank, the European Investment Bank, the Inter-American Development Bank, the International Monetary Fund, the United Nations, the World Bank and the European Bank for Reconstruction and Development. Supranational organizations have no taxing authority and are dependent on their members for payments of interest and principal. Further, the lending activities of such entities are limited to a percentage of their total capital, reserves and net income.
Fund of Funds Structure.  Section 12(d)(1)(A) of the 1940 Act, in relevant part, prohibits a registered investment company from acquiring shares of an investment company if after such acquisition the securities represent more than 3% of the total outstanding voting stock of the acquired company, more than 5% of the total assets of the acquiring company, or, together with the securities of any other investment companies, more than 10% of the total assets of the acquiring company except in reliance on certain exceptions contained in the 1940 Act and the rules and regulations thereunder. Pursuant to Rule 12d1-4, the Fund is permitted to exceed the limits of Section 12 of the 1940 Act if the Fund complies with Rule 12d1-4’s conditions, including (i) limits on control and voting; (ii) required evaluations and findings; (iii) required fund of funds investment agreements; and (iv) limits on complex structures.

The Manager may be deemed to have a conflict of interest when determining whether to invest or maintain the Fund’s assets in affiliated underlying funds.  The Manager would seek to mitigate this conflict
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of interest, however, by undertaking to waive a portion of the fees it receives from affiliated underlying funds on the Fund’s assets invested in those affiliated underlying funds as described below under “Fee Waiver.”  The Manager and its affiliates may derive indirect benefits such as increased assets under management from investing Fund assets in an affiliated underlying fund, which benefits would not be present if investments were made in unaffiliated underlying funds.  In addition, although the Manager will waive a portion of its fees as described below under “Fee Waiver,” the Fund will indirectly bear its pro rata share of an affiliated underlying fund’s other fees and expenses, and such fees and expenses may be paid to the Manager or its affiliates or a third party.
Futures Contracts, Options on Futures Contracts, Options on Securities and Indices, Forward Currency Contracts, Options on Foreign Currencies, and Swap Agreements (collectively, “Financial Instruments”). Financial Instruments are instruments whose value is dependent upon the value of an underlying asset or assets, which may include stocks, bonds, commodities, interest rates, currency exchange rates, or related indices.  As described below, Financial Instruments may be used for “hedging” purposes, meaning that they may be used in an effort to offset a decline in value in the Fund’s other investments, which could result from changes in interest rates, market prices, currency fluctuations, or other market factors.  Financial Instruments may also be used for non-hedging purposes in an effort to implement a cash management strategy, to enhance income or gain, to manage or adjust the risk profile of the Fund or the risk of individual positions, to gain exposure more efficiently than through a direct purchase of the underlying security, or to gain exposure to securities, markets, sectors or geographical areas.
The Dodd-Frank Act requires the SEC and the Commodity Futures Trading Commission (“CFTC”) to establish new regulations with respect to derivatives defined as security-based swaps (e.g., derivatives based on an equity or a narrowly based equity index) and swaps (e.g., derivatives based on a broad-based index or commodity), respectively, and the markets in which these instruments trade. In addition, it subjected all security-based swaps and swaps to SEC and CFTC jurisdiction, respectively.
Rule 18f-4 under the 1940 Act regulates the use of derivatives transactions as defined by that rule for certain funds registered under the 1940 Act (“Rule 18f-4”). Due to the way derivatives transactions are defined by Rule 18f-4, it includes transactions traditionally characterized as derivatives as well as certain transactions that have not been traditionally characterized as derivatives. Unless the Fund qualifies as a “limited derivatives user” as defined in Rule 18f-4, the rule, among other things, requires the Fund to establish a derivatives risk management program, comply with certain value-at-risk (“VAR”) based leverage limits, appoint a derivatives risk manager and provide additional disclosure both publicly and to the SEC regarding its derivatives positions. Rule 18f-4 provides an exception for limited derivatives users, which Rule 18f-4 defines as any fund that limits its derivatives exposure to 10% of its net assets, excluding certain currency and interest rate hedging transactions. Limited derivatives users are exempt from Rule 18f-4’s requirements to comply with VaR-based limits, appoint a derivatives risk manager, and adopt a derivatives risk management program. A limited derivatives user must still adopt and implement policies and procedures reasonably designed to manage its derivatives risk.

Futures Contracts and Options on Futures Contracts. The Fund may purchase and sell futures contracts (sometimes referred to as “futures”) and options thereon for hedging purposes (i.e., to attempt to
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offset against changes in the prices of securities or, in the case of foreign currency futures and options thereon, to attempt to offset against changes in prevailing currency exchange rates) or non-hedging purposes.
A “purchase” of a futures contract (or entering into a “long” futures position) entails the buyer’s assumption of a contractual obligation to take delivery of the instrument underlying the contract at a specified price at a specified future time. A “sale” of a futures contract (or entering into a “short” futures position) entails the seller’s assumption of a contractual obligation to make delivery of the instrument underlying the contract at a specified price at a specified future time.
The value of a futures contract tends to increase or decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Fund’s exposure to positive and negative price fluctuations in the underlying instrument, much as if the Fund had purchased the underlying instrument directly. The Fund may purchase futures contracts to fix what the Manager believes to be a favorable price for securities the Fund intends to purchase. When the Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market for the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the Fund had sold the underlying instrument. The Fund may sell futures contracts to offset a possible decline in the value of its portfolio securities. In addition, the Fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge to attempt to compensate for anticipated differences in volatility between positions the Fund may wish to hedge and the standardized futures contracts available to it, although this may not be successful in all cases.  Further, a loss incurred on a particular transaction being used as a hedge does not mean that it failed to achieve its objective, if the goal was to prevent a worse loss that may have resulted had a particular securities or cash market investment suffered a substantial loss and there were no offsetting hedge.
Certain futures, including index futures and futures not calling for the physical delivery or acquisition of the instrument underlying the contract, are settled on a net cash payment basis rather than by the delivery of the underlying instrument.  In addition, although futures contracts by their terms may call for the physical delivery or acquisition of the instrument underlying the contract, in most cases the contractual obligation is extinguished by being closed out before the expiration of the contract. A futures position is closed out by buying (to close out an earlier sale) or selling (to close out an earlier purchase) an identical futures contract calling for delivery in the same month. This may result in a profit or loss. While futures contracts entered into by the Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of the underlying instrument or utilize the cash settlement process whenever it appears economically advantageous for it to do so.
Because the futures markets may be more liquid than the cash markets, the use of futures contracts permits the Fund to enhance portfolio liquidity and maintain a defensive position without having to sell portfolio securities. For example, (i) futures contracts on single stocks, interest rates and indices (including on narrow-based indices) and options thereon may be used as a maturity or duration management device and/or a device to reduce risk or preserve total return in an adverse environment for the hedged securities, and (ii) foreign currency futures and options thereon may be used as a means of establishing more definitely the effective return on, or the purchase price of, securities denominated in foreign currencies that are held or intended to be acquired by the Fund.
For purposes of managing cash flow, the Fund may use futures and options thereon to increase its exposure to the performance of a recognized securities index.
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With respect to currency futures, the Fund may sell a currency futures contract or a call option thereon, or may purchase a put option on a currency futures contract, if the Manager anticipates that exchange rates for a particular currency will fall. Such a transaction will be used as a hedge (or, in the case of a sale of a call option, a partial hedge) against a decrease in the value of portfolio securities denominated in that currency. If the Manager anticipates that exchange rates for a particular currency will rise, the Fund may purchase a currency futures contract or a call option thereon to protect against an increase in the price of securities that are denominated in that currency and that the Fund intends to purchase. The Fund also may purchase a currency futures contract or a call option thereon for non-hedging purposes when the Manager anticipates that a particular currency will appreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held in the Fund’s investment portfolio.
“Initial Margin” with respect to a futures contract is the amount of assets that must be deposited by the Fund with, or for the benefit of, a futures commission merchant or broker in order to initiate the Fund’s futures positions.  Initial margin is the margin deposit made by the Fund when it enters into a futures contract; it is intended to assure performance of the contract by the Fund. If the value of the Fund’s futures account declines by a specified amount, the Fund will receive a margin call and be required to post assets sufficient to restore the equity in the account to the initial margin level.  (This is sometimes referred to as “variation margin;” technically, variation margin refers to daily payments that a clearing member firm is required to pay to the clearing organization based upon marking to market of the firm’s portfolio.)  However, if favorable price changes in the futures account cause the margin deposit to exceed the required initial margin level, the excess margin may be transferred to the Fund. The futures commission merchant or clearing member firm through which the Fund enters into and clears futures contracts may require a margin deposit in excess of exchange minimum requirements based upon its assessment of the Fund’s creditworthiness.  In computing its NAV, the Fund will mark to market the value of its open futures positions.  The Fund also must make margin deposits with respect to options on futures that it has written (but not with respect to options on futures that it has purchased, if the Fund has paid the required premium in full at the outset). If the futures commission merchant or broker holding the margin deposit or premium goes bankrupt, the Fund could suffer a delay in recovering excess margin or other funds and could ultimately suffer a loss.
Because of the low margin deposits required, futures trading involves an extremely high degree of leverage; as a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to the investor. Losses that may arise from certain futures transactions are potentially unlimited, and may exceed initial margin deposits as well as deposits made in response to subsequent margin calls.
The Fund may enter into futures contracts and options thereon that are traded on exchanges regulated by the CFTC or on non-U.S. exchanges. U.S. futures contracts are traded on exchanges that have been designated as “contract markets” by the CFTC; futures transactions must be executed through a futures commission merchant that is a member of the relevant contract market.  Futures executed on regulated futures exchanges have minimal counterparty risk to the Fund because the exchange’s clearing organization assumes the position of the counterparty in each transaction.  Thus, the Fund is exposed to risk only in connection with the clearing organization and not in connection with the original counterparty to the transaction.  However, if a futures customer defaults on a futures contract and the futures commission
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merchant carrying that customer’s account cannot cover the defaulting customer’s obligations on its futures contracts, the clearing organization may use any or all of the collateral in the futures commission merchant’s customer omnibus account — including the assets of the futures commission merchant’s other customers, such as the Fund — to meet the defaulting customer’s obligations.  This is sometimes referred to as “fellow customer risk.”  Trading on non-U.S. exchanges is subject to the legal requirements of the jurisdiction in which the exchange is located and to the rules of such exchange, and may not involve a clearing mechanism and related guarantees. Funds deposited in connection with such trading may also be subject to the bankruptcy laws of such other jurisdiction, which may result in a delay in recovering such funds in a bankruptcy and could ultimately result in a loss.
An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume a short futures position (if the option is a call) or a long futures position (if the option is a put). Upon exercise of the option, the accumulated cash balance in the writer’s futures margin account is delivered to the holder of the option. That balance represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. Options on futures have characteristics and risks similar to those of securities options, as discussed herein.
Although the Fund believes that the use of futures contracts and options may benefit it, if the Manager’s judgment about the general direction of the markets or about interest rate or currency exchange rate trends is incorrect, the Fund’s overall return would be lower than if it had not entered into any such contracts. The prices of futures contracts and options are volatile and are influenced by, among other things, actual and anticipated changes in interest or currency exchange rates, which in turn are affected by fiscal and monetary policies and by national and international political and economic events. At best, the correlation between changes in prices of futures contracts or options and of securities being hedged can be only approximate due to differences between the futures and securities markets or differences between the securities or currencies underlying the Fund’s futures or options position and the securities held by or to be purchased for the Fund. The currency futures or options market may be dominated by short-term traders seeking to profit from changes in exchange rates. This would reduce the value of such contracts used for hedging purposes over a short-term period. Such distortions are generally minor and would diminish as the contract approaches maturity.
Under certain circumstances, futures exchanges may limit the amount of fluctuation in the price of a futures contract or option thereon during a single trading day; once the daily limit has been reached, no trades may be made on that day at a price beyond that limit.  Daily limits govern only price movements during a particular trading day, however; they do not limit potential losses.  In fact, a daily limit may increase the risk of loss, because prices can move to the daily limit for several consecutive trading days with little or no trading, thereby preventing liquidation of unfavorable futures and options positions and subjecting traders to substantial losses.  If this were to happen with respect to a position held by the Fund, it could (depending on the size of the position) have an adverse impact on the Fund’s NAV.  In addition, the Fund would continue to be subject to margin calls and might be required to maintain the position being hedged by the futures contract or option thereon or to maintain cash or securities in a collateral account.
Many electronic trading facilities that support futures trading are supported by computer-based component systems for the order, routing, execution, matching, registration or clearing of trades.  The Fund’s
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ability to recover certain losses may be subject to limits on liability imposed by the system provider, the market, the clearing house or member firms.
Call Options on Securities. The Fund may write (sell) covered call options and purchase call options on securities for hedging purposes (i.e., to attempt to reduce, at least in part, the effect on the Fund’s NAV of price fluctuations of securities held by the Fund) or non-hedging purposes. When writing call options, the Fund writes only “covered” call options.  A call option is “covered” if the Fund simultaneously holds an equivalent position in the security underlying the option. Portfolio securities on which the Fund may write and purchase call options are purchased solely on the basis of investment considerations consistent with the Fund’s investment objective.
When the Fund writes a call option, it is obligated to sell a security to a purchaser at a specified price at any time until a certain date if the purchaser decides to exercise the option. The Fund will receive a premium for writing a call option. So long as the obligation of the call option continues, the Fund may be assigned an exercise notice, requiring it to deliver the underlying security against payment of the exercise price. The Fund may be obligated to deliver securities underlying an option at less than the market price.
The writing of covered call options is a conservative investment technique that is believed to involve relatively little risk (in contrast to the writing of “naked” or uncovered call options, which the Fund will not do), but is capable of enhancing the Fund’s total return. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but retains the risk of loss should the price of the security decline.
If a call option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium; however, that gain may be offset by a decline in the market value of the underlying security during the option period. If a call option that the Fund has written is exercised, the Fund will realize a gain or loss from the sale of the underlying security.
When the Fund purchases a call option, it pays a premium to the writer for the right to purchase a security from the writer for a specified amount at any time until a certain date.  The Fund generally would purchase a call option to offset a previously written call option or to protect itself against an increase in the price of a security it intends to purchase.
Put Options on Securities. The Fund may write (sell) and purchase put options on securities for hedging purposes (i.e., to attempt to reduce, at least in part, the effect on the Fund’s NAV of price fluctuations of securities held by the Fund) or non-hedging purposes. Portfolio securities on which the Fund may write and purchase put options are purchased solely on the basis of investment considerations consistent with the Fund’s investment objective.
When the Fund writes a put option, it is obligated to acquire a security at a certain price at any time until a certain date if the purchaser decides to exercise the option. The Fund will receive a premium for writing a put option. When writing a put option, the Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the
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security. If a put option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium.
When the Fund purchases a put option, it pays a premium to the writer for the right to sell a security to the writer for a specified amount at any time until a certain date. The Fund generally would purchase a put option to protect itself against a decrease in the market value of a security it owns.
Low Exercise Price Options. The Fund may use non-standard warrants, including low exercise price options (“LEPOs”), to gain exposure to issuers in certain countries. These securities are issued by banks and other financial institutions. LEPOs are different from standard warrants in that they do not give their holders the right to receive a security of the issuer upon exercise. Rather, LEPOs pay the holder the difference in price of the underlying security between the date the LEPO was purchased and the date it is sold. By purchasing LEPOs, the Fund could incur losses because it would face many of the same types of risks as owning the underlying security directly. Additionally, LEPOs entail the same risks as other over-the-counter (“OTC”) derivatives. These include the risk that the counterparty or issuer of the LEPO may be unable or unwilling to make payments or to otherwise honor its obligations, that the parties to the transaction may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. Additionally, while LEPOs may be listed on an exchange, there is no guarantee that a liquid market will exist or that the counterparty or issuer of a LEPO will be willing to repurchase such instrument when the Fund wishes to sell it.
General Information About Options on Securities. The exercise price of an option may be below, equal to, or above the market value of the underlying security at the time the option is written. Options normally have expiration dates between three and nine months from the date written. American-style options are exercisable at any time prior to their expiration date. European-style options are exercisable only immediately prior to their expiration date. The obligation under any option written by the Fund terminates upon expiration of the option or, at an earlier time, when the Fund offsets the option by entering into a “closing purchase transaction” to purchase an option of the same series. If an option is purchased by the Fund and is never exercised or closed out, the Fund will lose the entire amount of the premium paid.
Options are traded both on U.S. national securities exchanges and in the OTC market. Options also are traded on non-U.S. exchanges. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed; the clearing organization in effect guarantees completion of every exchange-traded option. In contrast, OTC options are contracts between the Fund and a counterparty, with no clearing organization guarantee. Thus, when the Fund sells (or purchases) an OTC option, it generally will be able to “close out” the option prior to its expiration only by entering into a closing transaction with the dealer to whom (or from whom) the Fund originally sold (or purchased) the option. There can be no assurance that the Fund would be able to liquidate an OTC option at any time prior to expiration. Unless the Fund is able to effect a closing purchase transaction in a covered OTC call option it has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or until different cover is substituted. In the event of the counterparty’s insolvency, the Fund may be unable to liquidate its options position and the associated cover. The Manager monitors the creditworthiness of dealers with which the Fund may engage in OTC options transactions.
The premium the Fund receives (or pays) when it writes (or purchases) an option is the amount at which the option is currently traded on the applicable market. The premium may reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the length of the option period, the general supply of
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and demand for credit, and the interest rate environment. The premium the Fund receives when it writes an option is recorded as a liability on the Fund’s statement of assets and liabilities. This liability is adjusted daily to the option’s current market value.
Closing transactions are effected in order to realize a profit (or minimize a loss) on an outstanding option, to prevent an underlying security from being called, or to permit the sale or the put of the underlying security. Furthermore, effecting a closing transaction permits the Fund to write another call option on the underlying security with a different exercise price or expiration date or both. There is, of course, no assurance that the Fund will be able to effect closing transactions at favorable prices. If the Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold (or purchase a security that it might otherwise not have bought), in which case it would continue to be at market risk on the security.
The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the call or put option. Because increases in the market price of a call option generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset, in whole or in part, by appreciation of the underlying security owned by the Fund; however, the Fund could be in a less advantageous position than if it had not written the call option.
The Fund pays brokerage commissions or spreads in connection with purchasing or writing options, including those used to close out existing positions. From time to time, the Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than deliver the security from its inventory. In those cases, additional brokerage commissions are incurred.
The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities close, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.
Additionally, volatility in the market for equity securities, which can impact a single stock or certain segments of stocks and can happen suddenly, can meaningfully increase the risk of loss associated with options.
Put and Call Options on Securities Indices and Other Financial Indices. The Fund may write (sell) and purchase put and call options on securities indices and other financial indices for hedging or non-hedging purposes. In so doing, the Fund can pursue many of the same objectives it would pursue through the purchase and sale of options on individual securities or other instruments.
Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, options on indices settle by cash settlement; that is, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based is greater than, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the difference
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between the closing price of the index and the exercise price of the option times a specified multiple (multiplier), which determines the total dollar value for each point of such difference. The seller of the option is obligated, in return for the premium received, to make delivery of this amount.
A securities index fluctuates with changes in the market values of the securities included in the index.  The gain or loss on an option on an index depends on price movements in the instruments comprising the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities. The risks of investment in options on indices may be greater than the risks of investment in options on securities.
The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the securities being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by the Fund will not exactly match the composition of the securities indices on which options are available.
For purposes of managing cash flow, the Fund may purchase put and call options on securities indices to increase its exposure to the performance of a recognized securities index.
Securities index options have characteristics and risks similar to those of securities options, as discussed herein. Certain securities index options are traded in the OTC market and involve liquidity and credit risks that may not be present in the case of exchange-traded securities index options.
Options on Foreign Currencies. The Fund may write (sell) and purchase covered call and put options on foreign currencies for hedging or non-hedging purposes. The Fund may use options on foreign currencies to protect against decreases in the U.S. dollar value of securities held or increases in the U.S. dollar cost of securities to be acquired by the Fund or to protect the U.S. dollar equivalent of dividends, interest, or other payments on those securities. In addition, the Fund may write and purchase covered call and put options on foreign currencies for non-hedging purposes (e.g., when the Manager anticipates that a foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held in the Fund’s investment portfolio). The Fund may write covered call and put options on any currency in order to realize greater income than would be realized on portfolio securities alone.
Currency options have characteristics and risks similar to those of securities options, as discussed herein. Certain options on foreign currencies are traded on the OTC market and involve liquidity and credit risks that may not be present in the case of exchange-traded currency options.
Forward Foreign Currency Transactions. The Fund may enter into contracts for the purchase or sale of a specific currency at a future date, which may be any fixed number of days in excess of two days from the date of the contract agreed upon by the parties, at a price set at the time of the contract (“forward currency contracts”) for hedging or non-hedging purposes. The Fund also may engage in foreign currency transactions on a spot basis (i.e., cash transaction that results in actual delivery within two days) at the spot rate prevailing in the foreign currency market.
The Fund may enter into forward currency contracts in an attempt to hedge against changes in prevailing currency exchange rates (i.e., as a means of establishing more definitely the effective return on, or the purchase price of, securities denominated in foreign currencies). The Fund may also enter into forward currency contracts to protect against decreases in the U.S. dollar value of securities held or increases in the
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U.S. dollar cost of securities to be acquired by the Fund or to protect the U.S. dollar equivalent of dividends, interest, or other payments on those securities. In addition, the Fund may enter into forward currency contracts for non-hedging purposes when the Manager anticipates that a foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held in the Fund’s investment portfolio.  The cost to the Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period, and the market conditions then prevailing.
Sellers or purchasers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by purchasing or selling, respectively, an instrument identical to the instrument sold or bought, respectively. Secondary markets generally do not exist for forward currency contracts, however, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in the securities or currencies that are the subject of the hedge or to maintain cash or securities.
The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.
The Manager believes that the use of foreign currency hedging techniques, including “proxy-hedges,” can provide significant protection of NAV in the event of a general increase or decrease in the value of the U.S. dollar against foreign currencies. For example, the return available from securities denominated in a particular foreign currency would decline if the value of the U.S. dollar increased against that currency. Such a decline could be partially or completely offset by an increase in the value of a hedge involving a forward currency contract to sell that foreign currency or a proxy-hedge involving a forward currency contract to sell a different foreign currency whose behavior is expected to resemble the behavior of the currency in which the securities being hedged are denominated but which is available on more advantageous terms.
However, a hedge or a proxy-hedge cannot protect against exchange rate risks perfectly and, if the Manager is incorrect in its judgment of future exchange rate relationships, the Fund could be in a less advantageous position than if such a hedge had not been established.  If the Fund uses proxy-hedging, it may experience losses on both the currency in which it has invested and the currency used for hedging if the two currencies do not vary with the expected degree of correlation. Using forward currency contracts to protect the value of the Fund’s securities against a decline in the value of a currency does not eliminate fluctuations in the prices of the underlying securities.  The Fund may experience delays in the settlement of its foreign currency transactions.
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Forward currency contracts in which the Fund may engage include foreign exchange forwards. The consummation of a foreign exchange forward requires the actual exchange of the principal amounts of the two currencies in the contract (i.e., settlement on a physical basis).  Because foreign exchange forwards are physically settled through an exchange of currencies, they are traded in the interbank market directly between currency traders (usually large commercial banks) and their customers. A foreign exchange forward generally has no deposit requirement, and no commissions are charged at any stage for trades; foreign exchange dealers realize a profit based on the difference (the spread) between the prices at which they are buying and the prices at which they are selling various currencies.When the Fund enters into a foreign exchange forward, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.
The Fund may be required to obtain the currency that it must deliver under the foreign exchange forward through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency.  When the Fund engages in foreign currency transactions for hedging purposes, it will not enter into foreign exchange forwards to sell currency or maintain a net exposure to such contracts if their consummation would obligate the Fund to deliver an amount of foreign currency materially in excess of the value of its portfolio securities or other assets denominated in that currency.
Forward currency contracts in which the Fund may engage also include non-deliverable forwards (“NDFs”). NDFs are cash-settled, short-term forward contracts on foreign currencies (each a “Reference Currency”) that are non-convertible and that may be thinly traded or illiquid.  NDFs involve an obligation to pay an amount (the “Settlement Amount”) equal to the difference between the prevailing market exchange rate for the Reference Currency and the agreed upon exchange rate (the “NDF Rate”), with respect to an agreed notional amount.  NDFs have a fixing date and a settlement (delivery) date.  The fixing date is the date and time at which the difference between the prevailing market exchange rate and the agreed upon exchange rate is calculated. The settlement (delivery) date is the date by which the payment of the Settlement Amount is due to the party receiving payment.
Although NDFs are similar to forward exchange forwards, NDFs do not require physical delivery of the Reference Currency on the settlement date. Rather, on the settlement date, the only transfer between the counterparties is the monetary settlement amount representing the difference between the NDF Rate and the prevailing market exchange rate. NDFs typically may have terms from one month up to two years and are settled in U.S. dollars.
NDFs are subject to many of the risks associated with derivatives in general and forward currency transactions, including risks associated with fluctuations in foreign currency and the risk that the counterparty will fail to fulfill its obligations.  Although NDFs have historically been traded OTC, in the future, pursuant to the Dodd-Frank Act, they may be exchange-traded.  Under such circumstances, they may be centrally cleared and a secondary market for them will exist.  With respect to NDFs that are centrally-cleared, an investor could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if the clearing organization breaches its obligations under the NDF, becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the investor.  Even if some NDFs remain traded OTC, they will be subject to margin requirements for uncleared swaps and counterparty risk common to other swaps, as discussed below.
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The Fund may purchase securities of an issuer domiciled in a country other than the country in whose currency the securities are denominated.
Swap Agreements. The Fund may enter into swap agreements to manage or gain exposure to particular types of investments (including commodities, equity securities, interest rates or indices of equity securities in which the Fund otherwise could not invest efficiently).
Swap agreements historically have been individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Swap agreements are two party contracts entered into primarily by institutional investors. Swap agreements can vary in term like other fixed-income investments. Most swap agreements are currently traded over-the-counter. In a standard “swap” transaction, two parties agree to exchange one or more payments based, for example, on the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments (such as securities, indices, or other financial or economic interests). The gross payments to be exchanged (or “swapped”) between the parties are calculated with respect to a notional amount, which is the predetermined dollar principal of the trade representing the hypothetical underlying quantity upon which payment obligations are computed. If a swap agreement provides for payment in different currencies, the parties may agree to exchange the principal amount. A swap also includes an instrument that is dependent on the occurrence, nonoccurrence or the extent of the occurrence of an event or contingency associated with a potential financial, economic or commercial consequence, such as a credit default swap.
Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund’s investments and its share price and yield.  Swap agreements are subject to liquidity risk, meaning that the Fund may be unable to sell a swap agreement to a third party at a favorable price.  Swap agreements may involve leverage and may be highly volatile; depending on how they are used, they may have a considerable impact on the Fund’s performance. The risks of swap agreements depend upon the Fund’s ability to terminate its swap agreements or reduce its exposure through offsetting transactions. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments.
Some swaps currently are, and more in the future will be, centrally cleared. Swaps that are centrally cleared are subject to the creditworthiness of the clearing organization involved in the transaction.  For example, an investor could lose margin payments it has deposited with its futures commission merchant as well as the net amount of gains not yet paid by the clearing organization if the clearing organization becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the investor.
To the extent a swap is not centrally cleared, the use of a swap involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. If a counterparty’s creditworthiness declines, the value of the swap might decline, potentially resulting in losses to the Fund. Changing conditions in a particular market area, whether or not directly related to the referenced assets that
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underlie the swap agreement, may have an adverse impact on the creditworthiness of the counterparty. If a default occurs by the counterparty to such a transaction, the Fund may have contractual remedies pursuant to the agreements related to the transaction.
Following the passage of the Dodd-Frank Act and promulgation of related CFTC regulations, U.S. swap markets have undergone substantial change in recent years. Reporting and recordkeeping requirements are now required for all swap transactions in the U.S., and certain swaps may also be subject to margin, clearing and trade execution mandates, among other regulatory obligations. Regulations adopted by the CFTC, SEC and prudential regulators may require certain Fund counterparties to post and collect margin on OTC swaps, and exchanges also have minimum margin requirements for exchange-traded and cleared swaps. The prudential regulators issued final rules that require banks subject to their supervision to exchange variation and initial margin in respect of their obligations arising under OTC swap agreements with certain of their counterparties.  The CFTC adopted similar rules that apply to CFTC-registered swap dealers that are not banks.  Such rules will generally require the Fund to set aside additional eligible assets in order to meet the new variation and initial margin requirements when they enter into OTC swap agreements.  The European Supervisory Authorities (“ESA”), various national regulators in Europe, the Australian Securities & Investment Commission, the Japanese Financial Services Agency and the Canadian Office of the Superintendent of Financial Institutions adopted rules and regulations that are similar to that of the U.S. prudential regulators. All such variation and initial margin requirements are now effective. Due to these regulations, the Fund may be required by its swap dealer counterparties to enter into additional documentation (including ISDA Credit Support Annexes), and post and collect margin related to its swap agreements.
CFTC regulations now also allow for the minimum transfer amount (“MTA”) of initial and variation margin to apply separately to each separately managed investment account or sleeve (“SMA”) that an asset manager is responsible for, rather than having to calculate the MTA across all accounts of the Fund or other counterparty.  An SMA’s MTA may be calculated separately from other SMAs of the same legal entity so long as it meets the following conditions: (1) the SMA is managed by an asset manager and is governed by an investment management agreement, pursuant to which the SMA owner has granted the asset manager authority with respect to certain of the owner’s assets; (2) swaps are entered into by the asset manager on behalf of the SMA pursuant to the investment management agreement, and (3) the swaps of such SMA are subject to a master netting agreement that does not permit netting of initial or variation margin obligations across SMAs of the legal entity that have swaps outstanding with the applicable swap dealer counterparty; and (4) the MTA is no greater than $50,000 for each applicable SMA. As of the date of this SAI, the prudential regulators have not provided similar relief, although swaps dealers subject to a prudential regulator are expected to act in a manner consistent with the relief provided by the CFTC.
Regulations adopted by the prudential regulators require certain banks to include in a range of financial contracts, including swap agreements, terms delaying or restricting default, termination and other rights in the event that the bank and/or its affiliates become subject to certain types of resolution or insolvency proceedings. The regulations could limit the Fund’s ability to exercise a range of cross-default rights if its counterparty, or an affiliate of the counterparty, is subject to bankruptcy or similar proceedings. Such regulations could further negatively impact the Fund’s use of swaps.
Swap agreements can take many different forms and are known by a variety of names including, but not limited to, interest rate swaps, mortgage swaps, total return swaps, inflation swaps, asset swaps (where parties exchange assets, typically a debt security), currency swaps, equity swaps, credit default swaps,
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commodity-linked swaps, and contracts for differences.  The Fund may also write (sell) and purchase options on swaps (swaptions).
Interest Rate Swaps, Mortgage Swaps, and Interest Rate “Caps,” “Floors,” and “Collars.”  In a typical interest rate swap agreement, one party agrees to make regular payments equal to a floating rate on a specified amount in exchange for payments equal to a fixed rate, or a different floating rate, on the same amount for a specified period. Mortgage swap agreements are similar to interest rate swap agreements, except the notional principal amount is tied to a reference pool of mortgages or index of mortgages.  In an interest rate cap or floor, one party agrees, usually in return for a fee, to make payments under particular circumstances. For example, the purchaser of an interest rate cap has the right to receive payments to the extent a specified interest rate exceeds an agreed level; the purchaser of an interest rate floor has the right to receive payments to the extent a specified interest rate falls below an agreed level. An interest rate collar entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed range.
Among other techniques, the Fund may use interest rate swaps to offset declines in the value of fixed income securities held by the Fund.  In such an instance, the Fund may agree with a counterparty to pay a fixed rate (multiplied by a notional amount) and the counterparty to pay a floating rate multiplied by the same notional amount. If long-term interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value; if interest rates fall, the Fund would likely lose money on the swap transaction. The Fund may also enter into constant maturity swaps, which are a variation of the typical interest rate swap. Constant maturity swaps are exposed to changes in long-term interest rate movements.
Total Return Swaps.  The Fund may enter into total return swaps (“TRS”) to obtain exposure to a security or market without owning or taking physical custody of such security or market.  The Fund may be either a total return receiver or a total return payer. Generally, the total return payer sells to the total return receiver an amount equal to all cash flows and price appreciation on a defined security or asset payable at periodic times during the swap term (i.e., credit risk) in return for a periodic payment from the total return receiver based on a designated index (e.g., the London Interbank Offered Rate, known as LIBOR or the Secured Overnight Financing Rate, known as SOFR) and spread, plus the amount of any price depreciation on the reference security or asset. The total return payer does not need to own the underlying security or asset to enter into a total return swap. The final payment at the end of the swap term includes final settlement of the current market price of the underlying reference security or asset, and payment by the applicable party for any appreciation or depreciation in value. Usually, collateral must be posted by the total return receiver to secure the periodic interest-based and market price depreciation payments depending on the credit quality of the underlying reference security and creditworthiness of the total return receiver, and the collateral amount is marked-to-market daily equal to the market price of the underlying reference security or asset between periodic payment dates.
TRS may effectively add leverage to the Fund’s portfolio because, in addition to its net assets, the Fund would be subject to investment exposure on the notional amount of the swap.  If the Fund is the total return receiver in a TRS, then the credit risk for an underlying asset is transferred to the Fund in exchange
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for its receipt of the return (appreciation) on that asset. If the Fund is the total return payer, it is hedging the downside risk of an underlying asset but it is obligated to pay the amount of any appreciation on that asset.
Inflation Swaps. In an inflation swap, one party agrees to pay the cumulative percentage increase in a price index, such as the Consumer Price Index, over the term of the swap (with some lag on the referenced inflation index) and the other party agrees to pay a compounded fixed rate. Inflation swaps may be used to protect the Fund’s NAV against an unexpected change in the rate of inflation measured by an inflation index.
Credit Default Swaps. In a credit default swap, the credit default protection buyer makes periodic payments, known as premiums, to the credit default protection seller. In return, the credit default protection seller will make a payment to the credit default protection buyer upon the occurrence of a specified credit event. A credit default swap can refer to a single issuer or asset, a basket of issuers or assets or index of assets, each known as the reference entity or underlying asset. The Fund may act as either the buyer or the seller of a credit default swap. The Fund may buy or sell credit default protection on a basket of issuers or assets, even if a number of the underlying assets referenced in the basket are lower-quality debt securities. In an unhedged credit default swap, the Fund buys credit default protection on a single issuer or asset, a basket of issuers or assets or index of assets without owning the underlying asset or debt issued by the reference entity. Credit default swaps involve greater and different risks than investing directly in the referenced asset, because, in addition to market risk, credit default swaps include liquidity, counterparty and operational risk.
Credit default swaps allow the Fund to acquire or reduce credit exposure to a particular issuer, asset or basket of assets. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. If the Fund is the credit default protection seller, the Fund will experience a loss if a credit event occurs and the credit of the reference entity or underlying asset has deteriorated. If the Fund is the credit default protection buyer, the Fund will be required to pay premiums to the credit default protection seller. In the case of a physically settled credit default swap in which the Fund is the protection seller, the Fund must be prepared to pay par for and take possession of debt of a defaulted issuer delivered to the Fund by the credit default protection buyer. Any loss would be offset by the premium payments the Fund receives as the seller of credit default protection.
Commodity-Linked Swaps.  Commodity-linked swaps are two party contracts in which the parties agree to exchange the return or interest rate on one instrument for the return of a particular commodity, commodity index or commodity futures or options contract. The payment streams are calculated by reference to an agreed upon notional amount. A one-period swap contract operates in a manner similar to a forward or futures contract because there is an agreement to swap a commodity for cash at only one forward date. The Fund may engage in swap transactions that have more than one period and therefore more than one exchange of payments. The Fund may invest in total return commodity swaps to gain exposure to the overall commodity markets. In a total return commodity swap, the Fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If a commodity swap is for one period, the Fund will pay a fixed fee, established at the outset of the swap.  However, if the term of a commodity swap is more than one period, with interim swap payments, the Fund will pay an adjustable or floating fee. With “floating” rate, the fee is pegged to a base rate such as LIBOR or SOFR, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the Fund may be required to pay a higher fee at each swap reset date.
Currency Swaps.  A currency swap involves the exchange by the Fund and another party of the cash flows on a notional amount of two or more currencies based on the relative value differential among them,
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such as exchanging a right to receive a payment in foreign currency for the right to receive U.S. dollars. The Fund may enter into currency swaps (where the parties exchange their respective rights to make or receive payments in specified currencies). Currency swap agreements may be entered into on a net basis or may involve the delivery of the entire principal value of one designated currency in exchange for the entire principal value of another designated currency. In such cases, the entire principal value of a currency swap is subject to the risk that the counterparty will default on its contractual delivery obligations.
Equity Swaps. Equity swaps are contracts that allow one party to exchange the returns, including any dividend income, on an equity security or group of equity securities for another payment stream.  Under an equity swap, payments may be made at the conclusion of the equity swap or periodically during its term. The Fund may enter into equity swaps. An equity swap may be used to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise deemed impractical or disadvantageous.  Furthermore, equity swaps may be illiquid and the Fund may be unable to terminate its obligations when desired.  In addition, the value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates.
Options on Swaps (Swaptions). A swaption is an option to enter into a swap agreement. The purchaser of a swaption pays a premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms.  Depending on the terms of the particular option agreement, the Fund generally will incur a greater degree of risk when it writes a swaption than when it purchases a swaption.  When the Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised.
Contracts for Differences.  The Fund may purchase contracts for differences (“CFDs”). A CFD is a form of equity swap in which its value is based on the fluctuating value of some underlying instrument (e.g., a single security, stock basket or index). A CFD is a privately negotiated contract between two parties, buyer and seller, stipulating that the seller will pay to or receive from the buyer the difference between the nominal value of the underlying instrument at the opening of the contract and that instrument’s value at the end of the contract.  The buyer and seller are both required to post margin, which is adjusted daily, and adverse market movements against the underlying instrument may require the buyer to make additional margin payments.  The buyer will also pay to the seller a financing rate on the notional amount of the capital employed by the seller less the margin deposit. A CFD is usually terminated at the buyer’s initiative.
A CFD can be set up to take either a short or long position on the underlying instrument and enables the Fund to potentially capture movements in the share prices of the underlying instrument without the need to own the underlying instrument. By entering into a CFD transaction, the Fund could incur losses because it would face many of the same types of risks as owning the underlying instrument directly.
As with other types of swap transactions, CFDs also carry counterparty risk, which is the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract, that the parties to the transaction may disagree as to the
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meaning or application of contractual terms, or that the instrument may not perform as expected. If the counterparty were to do so, the value of the contract, and of the Fund’s shares, may be reduced.
Combined Transactions.  The Fund may enter into multiple transactions, which may include multiple options transactions, multiple interest rate transactions and any combination of options and interest rate transactions, instead of a single Financial Instrument, as part of a single or combined strategy when, in the judgment of the Manager, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although the Fund will normally enter into combined transactions based on the Manager’s judgment that the combined transactions will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combined transactions will instead increase risk or hinder achievement of the desired portfolio management goal.
Regulatory Limitations on Using Futures, Options on Futures, and Swaps. The CFTC has adopted regulations that subject registered investment companies and/or their investment advisors to regulation by the CFTC if the registered investment company invests more than a prescribed level of its NAV in commodity futures, options on commodities or commodity futures, swaps, or other financial instruments regulated under the Commodity Exchange Act, or if the registered investment company is marketed as a vehicle for obtaining exposure to such commodity interests.
As discussed in more detail below, the Manager has claimed an exclusion from CPO registration pursuant to CFTC Rule 4.5, with respect to the Fund. To remain eligible for this exclusion, the Fund must comply with certain limitations, including limits on trading in commodity interests, and restrictions on the manner in which the Fund markets its commodity interests trading activities. These limitations may restrict the Fund’s ability to pursue its investment strategy, increase the costs of implementing its strategy, increase its expenses and/or adversely affect its total return.
To qualify for the CFTC Rule 4.5 exclusion, the Fund is permitted to engage in unlimited “bona fide hedging” (as defined by the CFTC), but if the Fund uses commodity interests other than for bona fide hedging purposes, the aggregate initial margin and premiums required to establish these positions, determined at the time the most recent position was established, may not exceed 5% of the Fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase are “in-the-money”) or, alternatively, the aggregate net notional value of non-bona fide hedging commodity interest positions, determined at the time the most recent position was established, may not exceed 100% of the Fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions). In addition to complying with these de minimis trading limitations, to qualify for the exclusion, the Fund must satisfy a marketing test, which requires, among other things, that the Fund not hold itself out as a vehicle for trading commodity interests.
The Fund may be exposed to commodity interests indirectly in excess of the de minimis trading limitations described above. Such exposure may result from the Fund’s investment in other investment vehicles, such as real estate investment trusts, collateralized loan obligations, collateralized debt obligations and other securitization vehicles that may invest directly in commodity interests. These investment vehicles are referred to collectively as “underlying investment vehicles.” The CFTC treats a fund as a commodity pool whether it invests in commodity interests directly or indirectly through its investments in underlying investment vehicles. The CFTC staff has issued a no-action letter permitting the manager of a fund that invests in such underlying investment vehicles to defer registering as a CPO or claiming the exclusion from the CPO definition until six months from the date on which the CFTC issues additional guidance on the
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application of the calculation of the de minimis trading limitations in the context of the CPO exemption in CFTC Regulation 4.5 (the “Deadline”). Such guidance is expected to clarify how to calculate compliance with the de minimis trading limitations given a fund’s investments in underlying investment vehicles that may cause the fund to be deemed to be indirectly trading commodity interests. The Manager has filed the required notice to claim this no-action relief with respect to the Fund.  In addition, the Manager has claimed an exclusion (under CFTC Regulation 4.5) from the CPO definition with respect to the Fund.  As a result, at this time the Manager is not required to register as a CPO with respect to the Fund and need not generally comply with the regulatory requirements otherwise applicable to a registered CPO.  Prior to the Deadline, however, the Manager will determine with respect to the Fund whether it must operate as a registered CPO or whether it can rely on an exemption or exclusion from the CPO definition. If the Manager determines that it can rely on the exclusion in CFTC Regulation 4.5 with respect to the Fund, then the Manager, in its management of the Fund, will comply with one of the two alternative de minimis trading limitations in that regulation. Complying with the de minimis trading limitations may restrict the Manager’s ability to use derivatives as part of the Fund’s investment strategies. Although the Manager believes that it will be able to execute the Fund’s investment strategies within the de minimis trading limitations, the Fund’s performance could be adversely affected. If the Manager determines that it cannot rely on the exclusion in CFTC Regulation 4.5 with respect to the Fund, then the Manager will serve as a registered CPO with respect to the Fund. CPO regulation would increase the regulatory requirements to which the Fund is subject and it is expected that it would increase costs for the Fund.
Pursuant to authority granted under the Dodd-Frank Act, the Treasury Department issued a notice of final determination stating that foreign exchange forwards and foreign exchange swaps, as defined in the Dodd-Frank Act and described above, should not be considered swaps for most purposes.  Thus, foreign exchange forwards and foreign exchange swaps are not deemed to be commodity interests. Therefore, if the Manager determines that it can rely on the exclusion in CFTC Regulation 4.5 with respect to the Fund, the Fund may enter into foreign exchange forwards and foreign exchange swaps without such transactions counting against the de minimis trading limitations discussed above. Notwithstanding the Treasury Department determination, foreign exchange forwards and foreign exchange swaps (1) must be reported to swap data repositories, (2) may be subject to business conduct standards, and (3) are subject to antifraud and anti-manipulation proscriptions of swap execution facilities.  In addition, for purposes of determining whether the Fund may be subject to initial margin requirements for uncleared swaps, the average daily aggregate notional amount of a foreign exchange forward or a foreign exchange swap must be included in the calculation of whether the Fund has a “material swaps exposure” as defined in the regulations.
In addition, pursuant to the Dodd-Frank Act and regulations adopted by the CFTC in connection with implementing the Dodd-Frank Act, NDFs are deemed to be commodity interests, including for purposes of amended CFTC Regulation 4.5, and are subject to the full array of regulations under the Dodd-Frank Act.  Therefore, if the Manager determines that it can rely on the exclusion in CFTC Regulation 4.5 with respect to the Fund, the Fund will limit its investment in NDFs as discussed above.
The staff of the CFTC has issued guidance providing that, for purposes of determining compliance with CFTC Regulation 4.5, and the de minimis trading limitations discussed above, swaps that are centrally-cleared on the same clearing organization may be netted where appropriate, but no such netting is permitted
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for uncleared swaps.  To the extent some NDFs remain traded OTC and are not centrally-cleared, the absolute notional value of all such transactions, rather than the net notional value, would be counted against the de minimis trading limitations discussed above.
General Risks of Financial Instruments. The primary risks in using Financial Instruments are:  (1) imperfect correlation or no correlation between changes in market value of the securities or currencies held or to be acquired by the Fund and the prices of Financial Instruments; (2) possible lack of a liquid secondary market for Financial Instruments and the resulting inability to close out Financial Instruments when desired; (3) the fact that the skills needed to use Financial Instruments are different from those needed to select the Fund’s securities; (4) the fact that, although use of Financial Instruments for hedging purposes can reduce the risk of loss, they also can reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments; (5) the possible inability of the Fund to purchase or sell a portfolio security at a time that would otherwise be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time; and (6) when traded on non-U.S. exchanges, Financial Instruments may not be regulated as rigorously as in the United States. There can be no assurance that the Fund’s use of Financial Instruments will be successful.
In addition, Financial Instruments may contain leverage to magnify the exposure to the underlying asset or assets.
The Fund’s use of Financial Instruments may be limited by the provisions of the Code and Treasury Department regulations with which it must comply to continue to qualify as a RIC. See “Additional Tax Information.” Financial Instruments may not be available with respect to some currencies, especially those of so-called emerging market countries.
Policies and Limitations. When hedging, the Manager intends to reduce the risk of imperfect correlation by investing only in Financial Instruments whose behavior is expected to resemble or offset that of the Fund’s underlying securities or currency. The Manager intends to reduce the risk that the Fund will be unable to close out Financial Instruments by entering into such transactions only if the Manager believes there will be an active and liquid secondary market.
Illiquid Securities.  Generally, an illiquid security is any investment that may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.  Illiquid securities may include unregistered or other restricted securities and repurchase agreements maturing in greater than seven days. Illiquid securities may also include commercial paper under Section 4(2) of the 1933 Act, and Rule 144A securities (restricted securities that may be traded freely among qualified institutional buyers pursuant to an exemption from the registration requirements of the securities laws); these securities are considered illiquid unless the Manager determines they are liquid. Most such securities held by the Fund are deemed liquid. Generally, foreign securities freely tradable in their principal market are not considered restricted or illiquid, even if they are not registered in the United States. Illiquid securities may be difficult for the Fund to value or dispose of due to the absence of an active trading market. The sale of some illiquid securities by the Fund may be subject to legal restrictions, which could be costly to the Fund.
Policies and Limitations.  For the Fund’s policies and limitations on illiquid securities, see “Investment Policies and Limitations -- Illiquid Securities” above.
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Indexed Securities.  The Fund may invest in indexed securities whose values are linked to currencies, interest rates, commodities, indices, or other financial indicators, domestic or foreign. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. The value of indexed securities may increase or decrease if the underlying instrument appreciates, and they may have return characteristics similar to direct investment in the underlying instrument. An indexed security may be more volatile than the underlying instrument itself.
Inflation-Indexed Securities. Inflation-indexed bonds are fixed income securities whose principal value or coupon (interest payment) is periodically adjusted according to the rate of inflation.  The Fund may invest in inflation-indexed securities issued in any country.  Two structures are common. The Treasury Department and some other issuers use a structure that accrues inflation into the principal value of the bond.  Other issuers pay out the index-based accruals as part of a semiannual coupon.
The Fund may invest in Treasury Department inflation-indexed securities, formerly called “U.S. Treasury Inflation Protected Securities,” (“U.S. TIPS”), which are backed by the full faith and credit of the U.S. Government.  The periodic adjustment of U.S. TIPS is currently tied to the Consumer Price Index for All Urban Consumers (“CPI-U”), which is calculated by the Bureau of Labor Statistics, which is part of the Labor Department. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a non-U.S. government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any non-U.S. inflation index will accurately measure the real rate of inflation in the prices of goods and services. In addition, there can be no assurance that the rate of inflation in a non-U.S. country will be correlated to the rate of inflation in the United States. The three-month lag in calculating the CPI-U for purposes of adjusting the principal value of U.S. TIPS may give rise to risks under certain circumstances.
Interest is calculated on the basis of the current adjusted principal value. The principal value of inflation-indexed securities declines in periods of deflation, but holders at maturity receive no less than par.  However, if the Fund purchases inflation-indexed securities in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the Fund may experience a loss if there is a subsequent period of deflation.  If inflation is lower than expected during the period the Fund holds the security, the Fund may earn less on it than on a conventional bond. The Fund may also invest in other inflation-related bonds which may or may not provide a guarantee of principal. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.
Because the coupon rate on inflation-indexed securities is lower than fixed-rate Treasury Department securities, the CPI-U would have to rise at least to the amount of the difference between the coupon rate of the fixed-rate Treasury Department issues and the coupon rate of the inflation-indexed securities, assuming all other factors are equal, in order for such securities to match the performance of the fixed-rate Treasury Department securities.
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Inflation-indexed securities are expected to react primarily to changes in the “real” interest rate (i.e., the nominal (or stated) rate less the rate of inflation), while a typical bond reacts to changes in the nominal interest rate. Accordingly, inflation-indexed securities have characteristics of fixed-rate Treasury Department securities having a shorter duration. Changes in market interest rates from causes other than inflation will likely affect the market prices of inflation-indexed securities in the same manner as conventional bonds.
Any increase in the principal value of an inflation-indexed security is taxable in the year the increase occurs, even though its holders do not receive cash representing the increase until the security matures. Because the Fund must distribute substantially all of its net investment income (including non-cash income attributable to those principal value increases) and net realized gains to its shareholders each taxable year to qualify or continue to qualify for treatment as a RIC and to minimize or avoid payment of federal income and excise taxes, the Fund may have to dispose of other investments under disadvantageous circumstances to generate cash, or may be required to borrow, to satisfy its distribution requirements.
The Treasury Department began issuing inflation-indexed bonds in 1997. Certain non-U.S. governments, such as the United Kingdom, Canada and Australia, have a longer history of issuing inflation-indexed bonds, and there may be a more liquid market in certain of these countries for these securities.
Interfund Lending.  Pursuant to an exemptive order issued by the SEC and corresponding compliance procedures adopted by the Board of Trustees, the Fund may lend money to, and borrow money from, another fund pursuant to a master interfund lending agreement (“Interfund Lending Program”). Under the Interfund Lending Program, the Fund may lend or borrow money for temporary purposes directly to or from another fund (an “Interfund Loan”), subject to meeting the conditions of the SEC exemptive order. All Interfund Loans consist only of uninvested cash reserves that the lending fund otherwise would invest in short-term repurchase agreements or other short-term instruments.
If the Fund has outstanding bank borrowings, any Interfund Loans to the Fund would: (a) be at an interest rate equal to or lower than that of any outstanding bank loan, (b) be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) have a maturity no longer than any outstanding bank loan (and in any event not over seven days), and (d) provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the Fund, that event of default will automatically (without need for action or notice by the lending fund) constitute an immediate event of default under the Interfund Lending Program, entitling the lending fund to call the Interfund Loan (and exercise all rights with respect to any collateral), and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing fund.
The Fund may make an unsecured borrowing under the Interfund Lending Program if its outstanding borrowings from all sources immediately after the borrowing under the Interfund Lending Program are equal to or less than 10% of its total assets, provided that, if the Fund has a secured loan outstanding from any other lender, including but not limited to another fund, the Fund’s borrowing under the Interfund Lending Program would be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If the Fund’s total outstanding borrowings immediately after an interfund borrowing under the Interfund Lending Program exceeded 10% of its total assets, the Fund may borrow through the Interfund Lending Program on a secured basis only. The Fund may not borrow under the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 331/3% of its total assets.
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The Fund may not lend to another fund through the Interfund Lending Program if the loan would cause the lending Fund’s aggregate outstanding loans through the Interfund Lending Program to exceed 15% of its current net assets at the time of the loan. The Fund’s Interfund Loans to any one fund shall not exceed 5% of the lending Fund’s net assets. The duration of Interfund Loans would be limited to the time required to receive payment for securities sold, but in no event more than seven days, and for purposes of this condition, loans effected within seven days of each other will be treated as separate loan transactions. Each Interfund Loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund.
The limitations detailed above and the other conditions of the SEC exemptive relief application permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When the Fund borrows money from another fund, there is a risk that the Interfund Loan could be called on one day’s notice or not renewed, in which case the Fund may have to borrow from a bank at higher rates or sell portfolio securities if an Interfund Loan is not available from another fund. There can be no assurance than an Interfund Loan will be available to the Fund either as a borrower or lender. Interfund Loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to a lending fund could result in a lost opportunity or additional lending costs. The Fund may not borrow more than the amount permitted by its investment limitations.
Investments by Funds of Funds or Other Large Shareholders.  The Fund may experience large redemptions or investments due to transactions in Fund shares by funds of funds, other large shareholders, or similarly managed accounts. While it is impossible to predict the overall effect of these transactions over time, there could be an adverse impact on the Fund’s performance. In the event of such redemptions or investments, the Fund could be required to sell securities or to invest cash at a time when it may not otherwise desire to do so. Such transactions may increase the Fund’s brokerage and/or other transaction costs and affect the liquidity of the Fund’s portfolio. In addition, when funds of funds or other investors own a substantial portion of the Fund’s shares, a large redemption by such an investor could cause actual expenses to increase, or could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Redemptions of Fund shares could also accelerate the Fund’s realization of capital gains (which would be taxable to its shareholders when distributed to them) if the Fund is unable to transact in-kind and sales of securities needed to fund the redemptions result in net capital gains. The impact of these transactions is likely to be greater when a fund of funds or other significant investor purchases, redeems, or owns a substantial portion of the Fund’s shares. A high volume of redemption requests can impact the Fund the same way as the transactions of a single shareholder with substantial investments.
Leverage.  The Fund may engage in transactions that have the effect of leverage.  Although leverage creates an opportunity for increased total return, it also can create special risk considerations. For example, leverage from borrowing may amplify changes in the Fund’s NAV. Although the principal of such borrowings will be fixed, the Fund’s assets may change in value during the time the borrowing is outstanding. Leverage from borrowing creates interest expenses for the Fund. To the extent the income derived from securities purchased with borrowed funds is sufficient to cover the cost of leveraging, the net income of the Fund will be greater than it would be if leverage were not used. Conversely, to the extent the income derived from securities
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purchased with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Fund will be less than it would be if leverage were not used and, therefore, the amount (if any) available for distribution to the Fund’s shareholders as dividends will be reduced. Reverse repurchase agreements, securities lending transactions, when-issued and delayed-delivery transactions, certain Financial Instruments (as defined above), and short sales, among others, may create leverage.
Policies and Limitations.  For the Fund’s policies and limitations on borrowing, see “Investment Policies and Limitations -- Borrowing” above.  In addition, the Fund may borrow to purchase securities needed to close out short sales entered into for hedging purposes and to facilitate hedging transactions.
LIBOR Rate Risk. Many debt securities, derivatives and other financial instruments, including some of the Fund’s investments, have historically utilized the London Interbank Offered Rate (“LIBOR”) as the reference or benchmark rate for variable interest rate calculations. In 2017, the UK Financial Conduct Authority (“FCA”) announced that after 2021 it would cease its active encouragement of UK banks to provide the quotations needed to sustain LIBOR. The ICE Benchmark Administration Limited (the “ICE”), the current administrator of LIBOR, ceased publishing most LIBOR maturities, including some U.S. dollar LIBOR maturities, on December 31, 2021, and the remaining and most liquid U.S. dollar LIBOR maturities ceased to be published after June 30, 2023.
The FCA previously announced that it would require the ICE to continue publishing a 3-month synthetic sterling LIBOR, which is expected to cease at the end of March 2024. On April 3, 2023, the FCA announced that it would require the ICE to continue publishing 1-, 3- and 6-month U.S. dollar LIBOR until September 30, 2024 using an unrepresentative synthetic methodology (“synthetic U.S. dollar LIBOR”). Synthetic U.S. dollar LIBOR will be calculated using the same methodology used in the LIBOR Act. Synthetic U.S. dollar LIBOR cannot be used for cleared derivatives, but could be used in untransitioned legacy contracts unless they contain fallback language addressing LIBOR that has become “unrepresentative.” There is a risk that any of these synthetic U.S. dollar LIBOR maturities may cease to be published before these dates.
Also in 2017, the Alternative Reference Rates Committee, a group of large U.S. banks working with the Federal Reserve, announced its selection of a new Secured Overnight Funding Rate (“SOFR”), which is a broad measure of the cost of overnight borrowings secured by Treasury Department securities, as an appropriate replacement for U.S. dollar LIBOR. Bank working groups and regulators in other countries have suggested other alternatives for their markets, including the Sterling Overnight Interbank Average Rate (“SONIA”) in England.
The Federal Reserve Bank of New York began publishing SOFR in April, 2018, with the expectation that it could be used on a voluntary basis in new instruments and for new transactions under existing instruments. However, SOFR is fundamentally different from LIBOR. It is a secured, nearly risk-free rate, while LIBOR is an unsecured rate that includes an element of bank credit risk. Also, while term SOFR for various maturities has begun to be adopted by some parties and for some types of transactions, SOFR is strictly an overnight rate, while LIBOR historically has been published for various maturities, ranging from overnight to one year. Thus, LIBOR may be expected to be higher than SOFR, and the spread between the two is likely to widen in times of market stress. Certain existing contracts provide for a spread adjustment when transitioning to SOFR from LIBOR, but there is no assurance that it will provide adequate compensation. Term SOFR rates for various maturities, may not be available, recommended, or operationally feasible at the applicable benchmark replacement date.
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Various financial industry groups have planned for and have implemented the transition from LIBOR to SOFR or another new benchmark, but there are obstacles to converting certain longer term securities and transactions. The transition process might lead to increased volatility and illiquidity in markets that currently rely on the LIBOR to determine interest rates. It also could lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur particularly with respect to synthetic values of LIBOR or could occur throughout the transition period.
Lower-Rated Debt Securities. Lower-rated debt securities or “junk” or “junk bonds” are those rated below the fourth highest category (including those securities rated as low as D by S&P) or unrated securities of comparable quality.  Securities rated below investment grade are often considered to be speculative. These securities have poor protection with respect to the issuer’s capacity to pay interest and repay principal. Lower-rated debt securities generally offer a higher current yield than that available for investment grade issues with similar maturities, but they may involve significant risk under adverse conditions. In particular, adverse changes in general economic conditions and in the industries in which the issuers are engaged and changes in the financial condition of the issuers are more likely to cause price volatility and weaken the capacity of the issuer to make principal and interest payments than is the case for higher-grade debt securities. These securities are susceptible to default or decline in market value due to real or perceived adverse economic and business developments relating to the issuer, market interest rates and market liquidity. In addition, when the Fund invests in lower-quality securities, it may incur additional expenses to the extent recovery is sought on defaulted securities. Because of the many risks involved in investing in lower-rated debt securities, the success of such investments is dependent on the credit analysis of the Manager.
During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress, which could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.
At certain times in the past, the market for lower-rated debt securities has expanded rapidly, and its growth generally paralleled a long economic expansion. In the past, the prices of many lower-rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower-rated debt securities rose dramatically. However, such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers’ financial restructuring or defaults. There can be no assurance that such declines will not recur.
The market for lower-rated debt issues generally is thinner or less active than that for higher quality securities, which may limit the Fund’s ability to sell such securities at fair value in response to changes in the economy or financial markets. Judgment may play a greater role in pricing such securities than it does
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for more liquid securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower rated debt securities, especially in a thinly traded market.
The Fund may invest in securities whose ratings imply an imminent risk of default with respect to such payments.  Issuers of securities in default may fail to resume principal or interest payments, in which case the Fund may lose its entire investment.
See Appendix A for further information about the ratings of debt securities assigned by S&P, Fitch, Inc., and Moody’s.
Master Limited Partnerships. Master limited partnerships (“MLPs”) are limited partnerships (or similar entities, such as limited liability companies) in which the ownership units (e.g., limited partnership interests) are publicly traded. MLP units are registered with the SEC and are freely traded on a securities exchange or in the OTC market. Many MLPs operate in oil and gas related businesses, including energy processing and distribution.  Many MLPs are pass-through entities that generally are taxed at the unitholder level and are not subject to federal or state income tax at the entity level. Annual income, gains, losses, deductions and credits of such an MLP pass-through directly to its unitholders. Distributions from an MLP may consist in part of a return of capital. Additionally, since MLPs generally conduct business in multiple states, the Fund may be subject to income or franchise tax in each of the states in which the partnership does business. The additional cost of preparing and filing the tax returns and paying the related taxes may adversely impact the Fund’s return on its investment in MLPs. Generally, an MLP is operated under the supervision of one or more general partners. Limited partners are not involved in the day-to-day management of an MLP.
Investing in MLPs involves certain risks related to investing in their underlying assets and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. Investments held by MLPs may be relatively illiquid, limiting the MLPs’ ability to vary their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.
The risks of investing in an MLP are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is different than state law governing corporations. Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation. For example, although unitholders of an MLP are generally limited in their liability, similar to a corporation’s shareholders, creditors typically have the right to seek the return of distributions made to unitholders if the liability in question arose before the distributions were paid. This liability may stay attached to a unitholder even after it sells its units.
Policies and Limitations. Under certain circumstances, an MLP could be deemed an investment company. If that occurred, the Fund’s investment in the MLP’s securities would be limited by the 1940 Act. See “Securities of Other Investment Companies.”
Mortgage-Backed Securities. Mortgage-backed securities, including residential and commercial mortgage-backed securities, represent direct or indirect participations in, or are secured by and payable from,
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pools of mortgage loans. Those securities may be guaranteed by a U.S. Government agency or instrumentality (such as by Ginnie Mae); issued and guaranteed by a government-sponsored stockholder-owned corporation, though not backed by the full faith and credit of the United States (such as by Fannie Mae or Freddie Mac (collectively, the “GSEs”), and described in greater detail below); or issued by fully private issuers. Private issuers are generally originators of and investors in mortgage loans and include savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Private mortgage-backed securities may be backed by U.S. Government agency supported mortgage loans or some form of non-governmental credit enhancement.
Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned by stockholders. It is subject to general regulation by the Federal Housing Finance Authority (“FHFA”). Fannie Mae purchases residential mortgages from a list of approved seller/servicers that include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Fannie Mae guarantees the timely payment of principal and interest on pass-through securities that it issues, but those securities are not backed by the full faith and credit of the U.S. Government.
Freddie Mac is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned by stockholders. Freddie Mac issues Participation Certificates (“PCs”), which represent interests in mortgages from Freddie Mac’s national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal on the PCs it issues, but those PCs are not backed by the full faith and credit of the U.S. Government.
The Treasury Department has historically had the authority to purchase obligations of Fannie Mae and Freddie Mac. However, in 2008, due to capitalization concerns, Congress provided the Treasury Department with additional authority to lend the GSEs emergency funds and to purchase their stock. In September 2008, those capital concerns led the Treasury Department and the FHFA to announce that the GSEs had been placed in conservatorship.
Since that time, the GSEs have received significant capital support through Treasury Department preferred stock purchases as well as Treasury Department and Federal Reserve purchases of their mortgage backed securities (“MBS”). While the MBS purchase programs ended in 2010, the Treasury Department announced in December 2009 that it would continue its support for the entities’ capital as necessary to prevent a negative net worth. However, no assurance can be given that the Federal Reserve, Treasury Department, or FHFA initiatives will ensure that the GSEs will remain successful in meeting their obligations with respect to the debt and MBS they issue into the future.
In 2012, the FHFA initiated a strategic plan to develop a program related to credit risk transfers intended to reduce Fannie Mae’s and Freddie Mac’s overall risk through the creation of credit risk transfer assets (“CRTs”). CRTs come in two primary series: Structured Agency Credit Risk (“STACRs”) for Freddie Mac and Connecticut Avenue Securities (“CAS”) for Fannie Mae, although other series may be developed in the future. CRTs are typically structured as unsecured general obligations of either entities guaranteed by a government-sponsored stockholder-owned corporation, though not backed by the full faith and credit of the United States (such as by Fannie Mae or Freddie Mac (collectively, the “GSEs”) or special purpose
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entities), and their cash flows are based on the performance of a pool of reference loans.  Unlike traditional residential MBS securities, bond payments typically do not come directly from the underlying mortgages.  Instead, the GSEs either make the payments to CRT investors, or the GSEs make certain payments to the special purpose entities and the special purpose entities make payments to the investors.  In certain structures, the special purpose entities make payments to the GSEs upon the occurrence of credit events with respect to the underlying mortgages, and the obligation of the special purpose entity to make such payments to the GSE is senior to the obligation of the special purpose entity to make payments to the CRT investors.  CRTs are typically floating rate securities and may have multiple tranches with losses first allocated to the most junior or subordinate tranche.  This structure results in increased sensitivity to dramatic housing downturns, especially for the subordinate tranches. Many CRTs also have collateral performance triggers (e.g., based on credit enhancement, delinquencies or defaults, etc.) that could shut off principal payments to subordinate tranches. Generally, GSEs have the ability to call all of the CRT tranches at par in 10 years.
In addition, the future of the GSEs is in serious question as the U.S. Government is considering multiple options, ranging on a spectrum from significant reform, nationalization, privatization, consolidation, or abolishment of the entities. Congress is considering several pieces of legislation that would reform the GSEs, proposing to address their structure, mission, portfolio limits, and guarantee fees, among other issues.
The FHFA and the Treasury Department (through its agreement to purchase GSE preferred stock) have imposed strict limits on the size of GSEs’ mortgage portfolios. In August 2012, the Treasury Department amended its preferred stock purchase agreements to provide that the GSEs’ portfolios would be wound down at an annual rate of 15 percent (up from the previously agreed annual rate of 10 percent), requiring the GSEs to reach the $250 billion target by December 31, 2018. Fannie Mae and Freddie Mac were below the $250 billion cap for year-end 2018. On December 21, 2017, a letter agreement between the Treasury Department and Fannie Mae and Freddie Mac changed the terms of the senior preferred stock certificates to permit the GSEs each to retain a $3 billion capital reserve, quarterly. Under the 2017 letter, each GSE paid a dividend to the Treasury Department equal to the amount that its net worth exceeded $3 billion at the end of each quarter. On September 30, 2019, the Treasury Department and the FHFA, acting as conservator to Fannie Mae and Freddie Mac, announced amendments to the respective senior preferred stock certificates that will permit the GSEs to retain earnings beyond the $3 billion capital reserves previously allowed through the 2017 letter agreements. Fannie Mae and Freddie Mac are now permitted to maintain capital reserves of $25 billion and $20 billion, respectively.
Mortgage-backed securities may have either fixed or adjustable interest rates. Tax or regulatory changes may adversely affect the mortgage securities market. In addition, changes in the market’s perception of the issuer may affect the value of mortgage-backed securities. The rate of return on mortgage-backed securities may be affected by prepayments of principal on the underlying loans, which generally increase as market interest rates decline; as a result, when interest rates decline, holders of these securities normally do not benefit from appreciation in market value to the same extent as holders of other non-callable debt securities.
Because many mortgages are repaid early, the actual maturity and duration of mortgage-backed securities are typically shorter than their stated final maturity and their duration calculated solely on the basis of the stated life and payment schedule. In calculating its dollar-weighted average maturity and duration, the Fund may apply certain industry conventions regarding the maturity and duration of mortgage-backed instruments. Different analysts use different models and assumptions in making these determinations. The Fund uses an approach that the Manager believes is reasonable in light of all relevant circumstances. If this determination is not borne out in practice, it could positively or negatively affect the value of the Fund when
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market interest rates change. Increasing market interest rates generally extend the effective maturities of mortgage-backed securities, increasing their sensitivity to interest rate changes.
Mortgage-backed securities may be issued in the form of collateralized mortgage obligations (“CMOs”) or collateralized mortgage-backed bonds (“CBOs”). CMOs are obligations that are fully collateralized, directly or indirectly, by a pool of mortgages; payments of principal and interest on the mortgages are passed through to the holders of the CMOs, although not necessarily on a pro rata basis, on the same schedule as they are received. CBOs are general obligations of the issuer that are fully collateralized, directly or indirectly, by a pool of mortgages. The mortgages serve as collateral for the issuer’s payment obligations on the bonds, but interest and principal payments on the mortgages are not passed through either directly (as with mortgage-backed “pass-through” securities issued or guaranteed by U.S. Government agencies or instrumentalities) or on a modified basis (as with CMOs). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity or the duration of a CMO but not that of a CBO (although, like many bonds, CBOs may be callable by the issuer prior to maturity). To the extent that rising interest rates cause prepayments to occur at a slower than expected rate, a CMO could be converted into a longer-term security that is subject to greater risk of price volatility.
Governmental, government-related, and private entities (such as commercial banks, savings institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers, including securities broker-dealers and special purpose entities that generally are affiliates of the foregoing established to issue such securities) may create mortgage loan pools to back CMOs and CBOs. Such issuers may be the originators and/or servicers of the underlying mortgage loans, as well as the guarantors of the mortgage-backed securities. Pools created by non-governmental issuers generally offer a higher rate of interest than governmental and government-related pools because of the absence of direct or indirect government or agency guarantees. Various forms of insurance or guarantees, including individual loan, title, pool, and hazard insurance and letters of credit, may support timely payment of interest and principal of non-governmental pools. Governmental entities, private insurers, and mortgage poolers issue these forms of insurance and guarantees. The Manager considers such insurance and guarantees, as well as the creditworthiness of the issuers thereof, in determining whether a mortgage-backed security meets the Fund’s investment quality standards. There can be no assurance that private insurers or guarantors can meet their obligations under insurance policies or guarantee arrangements. The Fund may buy mortgage-backed securities without insurance or guarantees, if the Manager determines that the securities meet the Fund’s quality standards. The Manager will, consistent with the Fund’s investment objective, policies and limitations and quality standards, consider making investments in new types of mortgage-backed securities as such securities are developed and offered to investors.
Policies and Limitations.  The Fund may not purchase mortgage-backed securities that, in the Manager’s opinion, are illiquid if, as a result, more than 15% of the Fund’s net assets would be invested in illiquid securities.
Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including stripped mortgage-backed securities. Other mortgage-related
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securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.
Municipal Obligations. Municipal obligations are issued by or on behalf of states, the District of Columbia, and U.S. territories and possessions and their political subdivisions, agencies, and instrumentalities. The interest on municipal obligations is generally exempt from federal income tax. The Fund determines the tax-exempt status of the interest on any issue of municipal obligations based on an opinion of the issuer’s bond counsel, which is not binding on the U.S. Internal Revenue Service (“Service”) or the courts, at the time the obligations are issued.
Municipal obligations include “general obligation” securities, which are backed by the full taxing power of the issuing governmental entity, and “revenue” securities, which are backed only by the income from a specific project, facility, or tax. Municipal obligations also include PABs, which are issued by or on behalf of public authorities to finance various privately operated facilities, and are generally supported only by revenue from those facilities, if any.  They are not backed by the credit of any governmental or public authority. “Anticipation notes” are issued by municipalities in expectation of future proceeds from the issuance of bonds or from taxes or other revenues and are payable from those bond proceeds, taxes, or revenues. Municipal obligations also include tax-exempt commercial paper, which is issued by municipalities to help finance short-term capital or operating requirements.
The value of municipal obligations depends on the continuing payment of interest and principal when due by the issuers of the municipal obligations (or, in the case of PABs, the revenues generated by the facility financed by the bonds or, in certain other instances, the provider of the credit facility backing the obligations or insurers issuing insurance backing the obligations).
The Fund may purchase municipal securities that are fully or partially backed by entities providing credit support such as letters of credit, guarantees, or insurance. The credit quality of the entities that provide such credit support will affect the market values of those securities. The insurance feature of a municipal security guarantees the full and timely payment of interest and principal through the life of an insured obligation. The insurance feature does not, however, guarantee the market value of the insured obligation or the NAV of the Fund’s shares represented by such an insured obligation.  The Manager generally looks to the credit quality of the issuer of a municipal security to determine whether the security meets the Fund’s quality restrictions, even if the security is covered by insurance.  However, a downgrade in the claims-paying ability of an insurer of a municipal security could have an adverse effect on the market value of the security.  Certain significant providers of insurance for municipal securities can incur and, in the past have incurred, significant losses as a result of exposure to certain categories of investments, such as sub-prime mortgages and other lower credit quality investments that have experienced defaults or otherwise suffered extreme credit deterioration. Such losses can adversely impact the capital adequacy of these insurers and may call into question the insurers’ ability to fulfill their obligations under such insurance if they are called to do so, which could negatively affect the Fund.  There are a limited number of providers of insurance for municipal securities and the Fund may have multiple investments covered by one insurer.  Accordingly, this may make the value of those investments dependent on the claims-paying ability of that one insurer and could result in share price volatility for the Fund’s shares.
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As with other fixed income securities, an increase in interest rates generally will reduce the value of the Fund’s investments in municipal obligations, whereas a decline in interest rates generally will increase that value.
Some municipal securities, including those in the high yield market, may include transfer restrictions (e.g., may only be transferred to qualified institutional buyers and purchasers meeting other qualification requirements set by the issuer). As such, it may be difficult to sell municipal securities at a time when it may otherwise be desirable to do so or the Fund may be able to sell them only at prices that are less than what the Fund regards as their fair market value.
Periodic efforts to restructure the federal budget and the relationship between the federal government and state and local governments may adversely impact the financing of some issuers of municipal securities. Some states and localities may experience substantial deficits and may find it difficult for political or economic reasons to increase taxes. Efforts are periodically undertaken that may result in a restructuring of the federal income tax system. These developments could reduce the value of all municipal securities, or the securities of particular issuers.
Unlike other types of investments, municipal obligations have traditionally not been subject to the registration requirements of the federal securities laws, although there have been proposals to provide for such registration. This lack of SEC regulation has adversely affected the quantity and quality of information available to the bond markets about issuers and their financial condition. The SEC has responded to the need for such information with Rule 15c2-12 under the Securities Exchange Act of 1934, as amended (the “Rule”). The Rule requires that underwriters must reasonably determine that an issuer of municipal securities undertakes in a written agreement for the benefit of the holders of such securities to file with a nationally recognized municipal securities information repository certain information regarding the financial condition of the issuer and material events relating to such securities. The SEC’s intent in adopting the Rule was to provide holders and potential holders of municipal securities with more adequate financial information concerning issuers of municipal securities. The Rule provides exemptions for issuances with a principal amount of less than $1,000,000 and certain privately placed issuances.
The federal bankruptcy statutes provide that, in certain circumstances, political subdivisions and authorities of states may initiate bankruptcy proceedings without prior notice to or consent of their creditors. These proceedings could result in material and adverse changes in the rights of holders of their obligations.
From time to time, federal legislation has affected the availability of municipal obligations for investment by the Fund. There can be no assurance that legislation adversely affecting the tax-exempt status of the interest on municipal obligations will not be enacted in the future.
In response to the national economic downturn, governmental cost burdens may be reallocated among federal, state and local governments. Also as a result of the downturn, many state and local governments are experiencing significant reductions in revenues and are consequently experiencing difficulties meeting ongoing expenses. Certain of these state or local governments may have difficulty paying principal or interest when due on their outstanding debt and may experience credit ratings downgrades on their debt. In addition,
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municipal securities backed by revenues from a project or specified assets may be adversely impacted by a municipality’s failure to collect the revenue.
The Service occasionally challenges the tax-exempt status of the interest on particular municipal securities. If the Service determined that interest earned on a municipal security the Fund held was taxable and the issuer thereof failed to overcome that determination, that interest would be taxable to the Fund, possibly retroactive to the time the Fund purchased the security.
Listed below are different types of municipal obligations:
General Obligation Bonds. A general obligation bond is backed by the governmental issuer’s pledge of its full faith and credit and power to raise taxes for payment of principal and interest under the bond. The taxes or special assessments that can be levied for the payment of debt service may be limited or unlimited as to rate or amount. Many jurisdictions face political and economic constraints on their ability to raise taxes. These limitations and constraints may adversely affect the ability of the governmental issuer to meet its obligations under the bonds in a timely manner.
Revenue Bonds. Revenue bonds are backed by the income from a specific project, facility or tax. Revenue bonds are issued to finance a wide variety of public projects, including (1) housing, (2) electric, gas, water, and sewer systems, (3) highways, bridges, and tunnels, (4) port and airport facilities, (5) colleges and universities, and (6) hospitals. In some cases, repayment of these bonds depends upon annual legislative appropriations; in other cases, if the issuer is unable to meet its legal obligation to repay the bond, repayment becomes an unenforceable “moral obligation” of a related governmental unit. Revenue bonds issued by housing finance authorities are backed by a wider range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and net revenues from housing projects.
Most PABs are revenue bonds, in that principal and interest are payable only from the net revenues of the facility financed by the bonds. These bonds generally do not constitute a pledge of the general credit of the public issuer or private operator or user of the facility. In some cases, however, payment may be secured by a pledge of real and personal property constituting the facility.
Resource Recovery Bonds. Resource recovery bonds are a type of revenue bond issued to build facilities such as solid waste incinerators or waste-to-energy plants. Typically, a private corporation will be involved on a temporary basis during the construction of the facility, and the revenue stream will be secured by fees or rents paid by municipalities for use of the facilities. The credit and quality of resource recovery bonds may be affected by the viability of the project itself, tax incentives for the project, and changing environmental regulations or interpretations thereof.
Municipal Lease Obligations. These obligations, which may take the form of a lease, an installment purchase, or a conditional sale contract, are issued by a state or local government or authority to acquire land and a wide variety of equipment and facilities. The Fund will usually invest in municipal lease obligations through certificates of participation (“COPs”), which give the Fund a specified, undivided interest in the obligation. For example, a COP may be created when long-term revenue bonds are issued by a governmental corporation to pay for the acquisition of property. The payments made by the municipality under the lease are used to repay interest and principal on the bonds. Once these lease payments are completed, the municipality gains ownership of the property. These obligations are distinguished from general obligation or revenue bonds in that they typically are not backed fully by the municipality’s credit, and their interest may become taxable if the lease is assigned. The lease subject to the transaction usually contains a “non-appropriation”
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clause. A non-appropriation clause states that, while the municipality will use its best efforts to make lease payments, the municipality may terminate the lease without penalty if its appropriating body does not allocate the necessary funds. Such termination would result in a significant loss to the Fund.
Municipal Notes. Municipal notes include the following:
1. Project notes are issued by local issuing agencies created under the laws of a state, territory, or possession of the United States to finance low-income housing, urban redevelopment, and similar projects. These notes are backed by an agreement between the local issuing agency and the Department of Housing and Urban Development (“HUD”). Although the notes are primarily obligations of the local issuing agency, the HUD agreement provides the full faith and credit of the United States as additional security.
2. Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of future seasonal tax revenues, such as property, income and sales taxes, and are payable from these future revenues.
3. Revenue anticipation notes are issued in expectation of receipt of other types of revenue, including revenue made available under certain state aid funding programs. Such appropriation of revenue is generally accounted for in the state budgetary process.
4. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds provide the funds for the repayment of the notes.
5. Construction loan notes are sold to provide construction financing. After completion of construction, many projects receive permanent financing from Fannie Mae (also known as the Federal National Mortgage Association) or Ginnie Mae (also known as the Government National Mortgage Association).
6. Tax-exempt commercial paper is a short-term obligation issued by a state or local government or an agency thereof to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.
7. Pre-refunded and “escrowed” municipal bonds are bonds with respect to which the issuer has deposited, in an escrow account, an amount of securities and cash, if any, that will be sufficient to pay the periodic interest on and principal amount of the bonds, either at their stated maturity date or on the date the issuer may call the bonds for payment. This arrangement gives the investment a quality equal to the securities in the account, usually U.S. Government Securities (defined below). The Fund can also purchase bonds issued to refund earlier issues. The proceeds of these refunding bonds are often used for escrow to support refunding.
Participation Interests of Municipal Obligations. The Fund may purchase from banks participation interests in all or part of specific holdings of short-term municipal obligations. Each participation interest is backed by an irrevocable letter of credit issued by a selling bank determined by the Manager to be creditworthy. The Fund has the right to sell the participation interest back to the bank, usually after seven
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days’ notice, for the full principal amount of its participation, plus accrued interest, but only (1) to provide portfolio liquidity, (2) to maintain portfolio quality, or (3) to avoid losses when the underlying municipal obligations are in default. Although the Fund does not currently intend to acquire participation interests, the Fund reserves the right to do so in the future.
Purchases with a Standby Commitment to Repurchase. When the Fund purchases municipal obligations, it also may acquire a standby commitment obligating the seller to repurchase the obligations at an agreed upon price on a specified date or within a specified period. A standby commitment is the equivalent of a nontransferable “put” option held by the Fund that terminates if the Fund sells the obligations to a third party.
The Fund may enter into standby commitments only with banks and (if permitted under the 1940 Act) securities dealers determined to be creditworthy. The Fund’s ability to exercise a standby commitment depends on the ability of the bank or securities dealer to pay for the obligations on exercise of the commitment. If a bank or securities dealer defaults on its commitment to repurchase such obligations, the Fund may be unable to recover all or even part of any loss it may sustain from having to sell the obligations elsewhere.
Although the Fund does not currently intend to invest in standby commitments, the Fund reserves the right to do so in the future. By enabling the Fund to dispose of municipal obligations at a predetermined price prior to maturity, this investment technique allows the Fund to be fully invested while preserving the flexibility to make commitments for when-issued securities, take advantage of other buying opportunities, and meet redemptions.
Standby commitments are valued at zero in determining NAV. The maturity or duration of municipal obligations purchased by the Fund is not shortened by a standby commitment. Therefore, standby commitments do not affect the dollar-weighted average maturity or duration of the Fund’s investment portfolio.
Residual Interest Bonds. The Fund may purchase one component of a municipal security that is structured in two parts: A variable rate security and a residual interest bond. The interest rate for the variable rate security is determined by an index or an auction process held approximately every 35 days, while the residual interest bond holder receives the balance of the income less an auction fee. These instruments are also known as inverse floaters because the income received on the residual interest bond is inversely related to the market rates. The market prices of residual interest bonds are highly sensitive to changes in market rates and may decrease significantly when market rates increase.
Tender Option Bonds. Tender option bonds are fixed income instruments created when the Fund transfers municipal bonds to a special purpose vehicle, which is generally organized as a trust, created by a sponsor (usually a bank, broker-dealer, or other financial institution).  In exchange for depositing municipal bonds into the trust, a Fund typically receives cash and a residual interest security (often referred to as an “inverse floater,” as described below) representing the difference between the cash received and the value of the deposited (or “underlying”) municipal bonds.  The trust issues two classes of certificates with varying economic interests.
The first class of interests are floating rate certificates (commonly called “floaters”), which generally have a fixed principal amount representing a senior interest in the underlying municipal bonds.  Floaters typically pay interest at a short-term floating rate that is usually reset weekly based on a specified index.  Holders of the floaters typically receive interest on a tax-exempt basis. The floaters are designed to be eligible for investment by tax-exempt money market funds and other short-term institutional investors and generally have both short-term ratings (based upon the rating of the liquidity provider, generally the same entity
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sponsor of the trust or an affiliate of the sponsor) and long-term ratings (based upon the ratings of the municipal bonds deposited into the trust).  The floaters typically grant the holders the option, at periodic intervals prior to maturity or upon the occurrence of specified events or conditions, to tender their securities to the issuer or its agent and receive the face value (or “par” value) thereof plus accrued interest.  A remarketing agent for the trust is required to attempt to resell to new investors any floaters that are tendered for repurchase and if the remarketing is unsuccessful, the trust’s liquidity provider must contribute cash to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.
The second class of interests are residual income certificates (commonly called inverse floaters), which represent a residual, subordinate interest in the underlying municipal bonds.  Inverse floaters pay interest at a rate based on the difference between the interest rate earned on the underlying municipal bonds and the interest rate paid on the floating rate certificates.  As such, a Fund continues to earn all of the interest from the underlying municipal bond, less the amount of interest paid on the floaters and the expenses of the special purpose vehicle (e.g., payments to the sponsor and the liquidity provider and administrative and organizational costs). Holders of the inverse floaters typically receive interest on a tax-exempt basis.
A Fund may invest in inverse floaters to seek greater income and total return. The proceeds (generally cash) of the sale of the underlying municipal bond by a Fund remaining after it buys the inverse floater can be used for any purpose.  A Fund typically uses the cash received from the transaction for investment purposes, which involves leverage risk. The value of, and income earned on, an inverse floater that has a higher degree of leverage (meaning it has a larger outstanding principal amount of related floaters relative to the par value of the underlying municipal bond) will fluctuate more significantly in response to changes in interest rates and to changes in the market value of the related underlying municipal bond, than the value of, and income earned on, an inverse floater that has a lower degree of leverage.
A Fund’s use of tender option bonds may reduce the Fund’s return and/or increase volatility. The liquidity of a tender option bond is a function of the credit quality of both the bond issuer and the financial institution providing liquidity.  As such, investments in tender option bonds expose a Fund to counterparty risk. Because the principal amount of the floaters is fixed, any change in the market value of the underlying municipal bond will impact the value of the inverse floater.  Additionally, during periods of rising rates, the market values of inverse floaters will tend to decline more quickly than the market values of fixed rate securities.  Further, as short-term interest rates rise, inverse floaters produce less current income (and, in extreme cases, may produce no current income).  In certain instances, a Fund may enter into an agreement with the liquidity provider to reimburse the provider if it must contribute cash to the trust upon the occurrence of certain events, including mandatory tender events, which could reduce the Fund’s returns.
Under certain circumstances, the trust may be terminated or “collapsed” either by a Fund or upon the occurrence of certain adverse events, such as a downgrade in the credit quality of the underlying bond, the bankruptcy of a liquidity provider, or the inability of the remarketing agent to resell the floaters. Following such an event, the underlying municipal bond is generally sold for current market value and the proceeds are distributed, first to the holders of the floaters and then to the holder of the inverse floater (the Fund). The sale of the underlying municipal bond following such an event could be at an adverse price, which could result in a loss by the Fund of a substantial portion, or even all, of its investment in the related inverse floater.
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A Fund may purchase an inverse floater created as part of a tender option bond transaction not initiated by the Fund when a third party, such as a municipal issuer or financial institution, transfers underlying municipal bonds to a special purpose vehicle.
There is a risk that the Service might take the position that a Fund will not be considered the owner of tender option bonds in which it invests and thus will not be entitled to treat the interest thereon as exempt from federal income tax. Additionally, the federal income tax treatment of certain other aspects of a Fund’s investments in those bonds, including the proper treatment of the associated fees, is unclear. A Fund intends to manage its portfolio to eliminate or minimize any adverse impact from the federal income tax rules applicable to these investments.
Yield and Price Characteristics of Municipal Obligations. Municipal obligations generally have the same yield and price characteristics as other debt securities. Yields depend on a variety of factors, including general conditions in the money and bond markets and, in the case of any particular securities issue, its amount, maturity, duration, and rating. Market prices of fixed income securities usually vary upward or downward in inverse relationship to market interest rates.
Municipal obligations with longer maturities or durations tend to produce higher yields. They are generally subject to potentially greater price fluctuations, and thus greater appreciation or depreciation in value, than obligations with shorter maturities or durations and lower yields. An increase in interest rates generally will reduce the value of the Fund’s investments, whereas a decline in interest rates generally will increase that value. The ability of the Fund to achieve its investment objective also is dependent on the continuing ability of the issuers of the municipal obligations in which the Fund invests (or, in the case of PABs, the revenues generated by the facility financed by the bonds or, in certain other instances, the provider of the credit facility backing the bonds) to pay interest and principal when due.
Policies and Limitations. The Fund will not acquire standby commitments with a view to exercising them when the exercise price exceeds the current value of the underlying obligations; the Fund will do so only to facilitate portfolio liquidity.
Natural Disasters and Adverse Weather Conditions.  Certain areas of the world historically have been prone to major natural disasters, such as hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, and have been economically sensitive to environmental events. Such disasters, and the resulting damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses in the manner normally conducted. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.
Operational and Cybersecurity Risk.  With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, the Fund or its service providers, including Authorized Participants, as well as securities trading venues, such as the Exchange, and your ability to transact with the Fund or securities trading venues, may be negatively impacted due to operational matters arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents. A cybersecurity incident may refer to intentional or unintentional events that allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund or Fund service providers (including, but not limited to, the Fund’s manager, distributor, fund accountants, custodian, transfer agent, sub-advisers (if applicable), and financial
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intermediaries), as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality. A cybersecurity incident could, among other things, result in the loss or theft of customer data or funds, customers or employees being unable to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or remediation costs associated with system repairs.  Any of these results could have a substantial adverse impact on the Fund and its shareholders. For example, if a cybersecurity incident results in a denial of service, Fund shareholders could lose access to their electronic accounts and be unable to buy or sell Fund shares for an unknown period of time, and employees could be unable to access electronic systems to perform critical duties for the Fund, such as trading, NAV calculation, shareholder accounting or fulfillment of Fund transactions.
The Fund’s service providers may also be negatively impacted due to operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third-party service providers or trading counterparties. In particular, these errors or failures as well as other technological issues may adversely affect the Fund’s ability to calculate its NAVs in a timely manner, including over a potentially extended period.
The occurrence of an operational or cybersecurity incident could result in regulatory penalties, reputational damage, additional compliance costs associated with corrective measures, or financial loss of a significant magnitude and could result in allegations that the Fund or Fund service provider violated privacy and other laws. Similar adverse consequences could result from incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions and other parties. Although the Fund and its Manager endeavor to determine that service providers have established risk management systems that seek to reduce these operational and cybersecurity risks, and business continuity plans in the event there is an incident, there are inherent limitations in these systems and plans, including the possibility that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. Furthermore, the Fund does not control the operational and cybersecurity systems and plans of the issuers of securities in which the Fund invests or the Fund’s third party service providers or trading counterparties or any other service providers whose operations may affect the Fund or its shareholders.
Preferred Stock. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors. Preferred shareholders may have certain rights if dividends are not paid but generally have no legal recourse against the issuer. Shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are generally more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities.
Private Companies and Pre-IPO Investments.  Investments in private companies, including companies that have not yet issued securities publicly in an IPO (“Pre-IPO shares”) involve greater risks than investments in securities of companies that have traded publicly on an exchange for extended periods of time. Investments in these companies are generally less liquid than investments in securities issued by public
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companies and may be difficult for the Fund to value.  Compared to public companies, private companies may have a more limited management group and limited operating histories with narrower, less established product lines and smaller market shares, which may cause them to be more vulnerable to competitors’ actions, market conditions and consumer sentiment with respect to their products or services, as well as general economic downturns.  In addition, private companies may have limited financial resources and may be unable to meet their obligations.  This could lead to bankruptcy or liquidation of such private company or the dilution or subordination of the Fund’s investment in such private company. Additionally, there is significantly less information available about private companies’ business models, quality of management, earnings growth potential and other criteria used to evaluate their investment prospects and the little public information available about such companies may not be reliable. Because financial reporting obligations for private companies are not as rigorous as public companies, it may be difficult to fully assess the rights and values of certain securities issued by private companies.  The Fund may only have limited access to a private company’s actual financial results and there is no assurance that the information obtained by the Fund is reliable.  Although there is a potential for pre-IPO shares to increase in value if the company does issue shares in an IPO, IPOs are risky and volatile and may cause the value of the Fund’s investment to decrease significantly. Moreover, because securities issued by private companies are generally not freely or publicly tradable, the Fund may not have the opportunity to purchase or the ability to sell these shares in the amounts or at the prices the Fund desires. The private companies the Fund may invest in may not ever issue shares in an IPO and a liquid market for their pre-IPO shares may never develop, which may negatively affect the price at which the Fund can sell these shares and make it more difficult to sell these shares, which could also adversely affect the Fund’s liquidity. Furthermore, these investments may be subject to additional contractual restrictions on resale that would prevent the Fund from selling the company’s securities for a period of time following any IPO.  The Fund’s investment in a private company’s securities will involve investing in restricted securities.  See “Restricted Securities and Rule 144A Securities” for risks related to restricted securities. If the Fund invests in private companies or issuers, there is a possibility that NBIA may obtain access to material non-public information about an issuer of private placement securities, which may limit NBIA’s ability to sell such securities, could negatively impact NBIA’s ability to manage the Fund since NBIA may be required to sell other securities to meet redemptions, or could adversely impact the Fund’s performance.
Real Estate-Related Instruments.  The Fund will not invest directly in real estate, but the Fund may invest in securities issued by real estate companies. Investments in the securities of companies in the real estate industry subject the Fund to the risks associated with the direct ownership of real estate. These risks include declines in the value of real estate, risks associated with general and local economic conditions, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increase in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitation on rents, changes in neighborhood values and the appeal of properties to tenants, and changes in interest rates. In addition, certain real estate valuations, including residential real estate values, are influenced by market sentiments, which can change rapidly and could result in a sharp downward adjustment from current valuation levels.
Real estate-related instruments include securities of real estate investment trusts (also known as “REITs”), commercial and residential mortgage-backed securities and real estate financings. Such instruments are sensitive to factors such as real estate values and property taxes, interest rates, cash flow of underlying real estate assets, overbuilding, and the management skill and creditworthiness of the issuer. Real
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estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to the environment.
REITs are sometimes informally characterized as equity REITs and mortgage REITs. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. An equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. A mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans, and derives its income primarily from interest payments on the credit it has extended.
REITs (especially mortgage REITs) are subject to interest rate risk. Rising interest rates may cause REIT investors to demand a higher annual yield, which may, in turn, cause a decline in the market price of the equity securities issued by a REIT. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of the Fund’s REIT investments to decline. During periods when interest rates are declining, mortgages are often refinanced. Refinancing may reduce the yield on investments in mortgage REITs. In addition, because mortgage REITs depend on payment under their mortgage loans and leases to generate cash to make distributions to their shareholders, investments in such REITs may be adversely affected by defaults on such mortgage loans or leases.
REITs are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, and self-liquidation. Domestic REITs are also subject to the possibility of failing to qualify for tax-free “pass-through” of distributed net income and net realized gains under the Code and failing to maintain exemption from the 1940 Act.
REITs are subject to management fees and other expenses. Therefore, investments in REITs will cause the Fund to bear its proportionate share of the costs of the REITs’ operations. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in REITs.
Recent Market Conditions.  Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. National economies are substantially interconnected, as are global financial markets, which creates the possibility that conditions in one country or region might adversely impact issuers in a different country or region. However, the interconnectedness of economies and/or markets may be diminishing, which may impact such economies and markets in ways that cannot be foreseen at this time.
Although interest rates were unusually low in recent years in the U.S. and abroad, recently, the Federal Reserve and certain foreign central banks raised interest rates as part of their efforts to address rising inflation. In addition, ongoing inflation pressures could continue to cause an increase in interest rates and/or negatively impact companies. It is difficult to accurately predict the pace at which interest rates might increase, or the timing, frequency or magnitude of any such increases in interest rates, or when such increases might stop. Additionally, various economic and political factors could cause the Federal Reserve or other foreign central banks to change their approach in the future and such actions may result in an economic slowdown both in the U.S. and abroad. Unexpected changes in interest rates could lead to market volatility
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or reduce liquidity in certain sectors of the market. Deteriorating economic fundamentals may, in turn, increase the risk of default or insolvency of particular issuers, negatively impact market value, cause credit spreads to widen, and reduce bank balance sheets. Any of these could cause an increase in market volatility, reduce liquidity across various markets or decrease confidence in the markets. Also, regulators have expressed concern that changes in interest rates may cause investors to sell fixed income securities faster than the market can absorb them, contributing to price volatility. Over the longer term, the interest rate increases may present a greater risk than has historically been the case due to the prior period of relatively low interest rates and the effect of government fiscal and monetary policy initiatives and potential market reaction to those initiatives, or their alteration or cessation. Historical patterns of correlation among asset classes may break down in unanticipated ways during times of high volatility, disrupting investment programs and potentially causing losses.
Some countries, including the U.S., have adopted more protectionist trade policies. Slowing global economic growth, the rise in protectionist trade policies, changes to some major international trade agreements, risks associated with the trade agreement between the United Kingdom and the European Union, and the risks associated with trade negotiations between the U.S. and China, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time. In addition, the current strength of the U.S. dollar may decrease foreign demand for U.S. assets, which could have a negative impact on certain issuers and/or industries.
Regulators in the U.S. have proposed and adopted a number of changes to regulations involving the markets and issuers, some of which implicate the Fund. The full effect of various newly adopted regulations is not currently known.  Additionally, it is not currently known whether any of the proposed regulations will be adopted.  However, due to the scope of regulations being proposed and adopted, certain of these changes to regulation could limit the Fund’s ability to pursue its investment strategies or make certain investments, may make it more costly for it to operate, or adversely impact its performance. Further, advancements in technology may also adversely impact market movements and liquidity and may affect the overall performance of the Fund.  For example, the advanced development and increased regulation of artificial intelligence may impact the economy and the performance of the Fund.  As artificial intelligence is used more widely, the profitability and growth of the Fund’s holdings may be impacted, which could impact the overall performance of the Fund.
Tensions, war, or open conflict between nations, such as between Russia and Ukraine, in the Middle East, or in eastern Asia could affect the economies of many nations, including the United States. The duration of ongoing hostilities and any sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of the Fund and its investments or operations could be negatively impacted.
Certain illnesses spread rapidly and have the potential to significantly and adversely affect the global economy. The impact of epidemics and/or pandemics that may arise in the future could negatively affect the economies of many nations, individual companies and the global securities and commodities markets, including their liquidity, in ways that cannot necessarily be foreseen at the present time and could last for an extended period of time.
High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. There is no assurance that the U.S. Congress will act to raise the nation’s debt ceiling; a failure to do so could cause market turmoil and substantial investment risks that cannot now be fully predicted. Unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy.
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China’s economy, which had been sustained through debt-financed spending on housing and infrastructure, appears to be experiencing a significant slowdown and growing at a lower rate than prior years. Due to the size of China’s economy, such a slowdown could impact a number of other countries.
There is widespread concern about the potential effects of global climate change on property and security values. Certain issuers, industries and regions may be adversely affected by the impact of climate change in ways that cannot be foreseen. The impact of legislation, regulation and international accords related to climate change may negatively impact certain issuers and/or industries.
A rise in sea levels, a change in weather patterns, including an increase in powerful storms and large wildfires, and/or a climate-driven increase in flooding could cause properties to lose value or become unmarketable altogether. Unlike previous declines in the real estate market, properties in affected zones may not ever recover their value. The U.S. administration appears concerned about the climate change problem and is focusing regulatory and public works projects around those concerns. Regulatory changes and divestment movements tied to concerns about climate change could adversely affect the value of certain land and the viability of industries whose activities or products are seen as accelerating climate change.
Losses related to climate change could adversely affect corporate issuers and mortgage lenders, the value of mortgage-backed securities, the bonds of municipalities that depend on tax or other revenues and tourist dollars generated by affected properties, and insurers of the property and/or of corporate, municipal or mortgage-backed securities. Since property and security values are driven largely by buyers’ perceptions, it is difficult to know the time period over which these market effects might unfold.
LIBOR Transition. Certain financial contracts around the world were drafted using rates based on the London Interbank Offered Rate (LIBOR), which was previously produced daily by averaging the rates for inter-bank lending reported by a number of banks. As previously announced by the United Kingdom’s Financial Conduct Authority, most maturities and currencies of LIBOR were phased out at the end of 2021, with the remaining ones generally phased out on June 30, 2023. The transition process, or a failure of the industry to transition properly, might lead to increased volatility and illiquidity in markets that have had historically relied on LIBOR. New York and federal legislation has been enacted to ease the transition from LIBOR, but there is no assurance whether such legislation will adequately address all issues or be subject to litigation.
Repurchase Agreements.  In a repurchase agreement, the Fund purchases securities from a bank that is a member of the Federal Reserve System, from a foreign bank or from a U.S. branch or agency of a foreign bank, or from a securities dealer that agrees to repurchase the securities from the Fund at a higher price on a designated future date. Repurchase agreements generally are for a short period of time, usually less than a week. Costs, delays, or losses could result if the selling party to a repurchase agreement becomes bankrupt or otherwise defaults. The Manager monitors the creditworthiness of sellers.  If the Fund enters into a repurchase agreement subject to foreign law and the counter-party defaults, the Fund may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law and may suffer delays and losses in disposing of the collateral as a result.
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Policies and Limitations.  Repurchase agreements with a maturity or demand of more than seven days are considered to be illiquid securities. The Fund may not enter into a repurchase agreement with a maturity or demand of more than seven days if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid securities. The Fund may enter into a repurchase agreement only if (1) the underlying securities (excluding maturity and duration limitations, if any) are of a type that the Fund’s investment policies and limitations would allow it to purchase directly, (2) the market value of the underlying securities, including accrued interest, at all times equals or exceeds the repurchase price, and (3) payment for the underlying securities is made only upon satisfactory evidence that the securities are being held for the Fund’s account by its custodian or a bank acting as the Fund’s agent.
Restricted Securities and Rule 144A Securities.  The Fund may invest in “restricted securities,” which generally are securities that may be resold to the public only pursuant to an effective registration statement under the 1933 Act or an exemption from registration.  Regulation S under the 1933 Act is an exemption from registration that permits, under certain circumstances, the resale of restricted securities in offshore transactions, subject to certain conditions, and Rule 144A under the 1933 Act is an exemption that permits the resale of certain restricted securities to qualified institutional buyers.
Since its adoption by the SEC in 1990, Rule 144A has facilitated trading of restricted securities among qualified institutional investors.  To the extent restricted securities held by the Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund expects that it will be able to dispose of the securities without registering the resale of such securities under the 1933 Act.  However, to the extent that a robust market for such 144A securities does not develop, or a market develops but experiences periods of illiquidity, investments in Rule 144A securities could increase the level of the Fund’s illiquidity.
Where an exemption from registration under the 1933 Act is unavailable, or where an institutional market is limited, the Fund may, in certain circumstances, be permitted to require the issuer of restricted securities held by the Fund to file a registration statement to register the resale of such securities under the 1933 Act.  In such case, the Fund will typically be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to resell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, or the value of the security were to decline, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities for which no market exists are priced by a method that the Fund Trustees believe accurately reflects fair value.
Reverse Repurchase Agreements.  In a reverse repurchase agreement, the Fund sells portfolio securities to another party and agrees to repurchase the securities at an agreed-upon price and date, which reflects an interest payment.  Reverse repurchase agreements involve the risk that the other party will fail to return the securities in a timely manner, or at all, which may result in losses to the Fund.  The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund is less than the value of the securities. These events could also trigger adverse tax consequences to the Fund. Reverse repurchase agreements also involve the risk that the market value of the securities sold will decline below the price at which the Fund is obligated to repurchase them.  Reverse repurchase agreements may be viewed as a form of borrowing by the Fund. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Fund’s assets. During the term of the agreement, the Fund may also be obligated to pledge additional cash and/or securities in the event of a decline in the fair value of the transferred security.  The Manager monitors the creditworthiness of counterparties to
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reverse repurchase agreements.  For the Fund’s policies and limitations on borrowing, see “Investment Policies and Limitations -- Borrowing” above.
Policies and Limitations.  Rule 18f-4 under the 1940 Act, among other things, permits a fund to treat reverse repurchase transactions (and other similar financing transactions) either as borrowings (subject to the asset coverage requirements under the 1940 Act) or as “derivatives transactions” subject to the requirements of Rule 18f-4. Accordingly, any reverse repurchase agreements treated as a borrowing will be considered borrowings for purposes of the Fund’s investment policies and limitations concerning borrowings. Any reverse repurchase agreements treated as a derivatives transaction as defined in Rule 18f-4 under the 1940 Act will be subject to the requirements of that rule.
Risks of Investments in China through Bond Connect Programs.  There are significant risks inherent in investing through China’s Bond Connect Programs (“Bond Connect”), which allow eligible foreign investors to purchase certain China onshore financial instruments available from China’s interbank bond market.  The Chinese investment and banking systems are materially different in nature from many developed markets, which exposes investors to risks that are different from those in the U.S.  Bond Connect uses the trading infrastructure of both Hong Kong and China.  If either one or both markets involved are closed on a day the Fund is open, the Fund may not be able to add to or exit a position on such a day, which could adversely affect the Fund’s performance.  Securities offered through Bond Connect may lose their eligibility for trading through Bond Connect at any time, and if such an event occurs, the Fund could sell, but could no longer purchase, such securities through Bond Connect.  Securities purchased through Bond Connect generally may not be sold, purchased, or otherwise transferred other than through Bond Connect in accordance with applicable rules.
The Hong Kong investor compensation funds, which are set up to protect against losses as a result of defaults of licensed intermediaries or authorized financial institutions in relation to trades of exchange-traded products in Hong Kong, do not apply to trades made through the Bond Connect which currently relates only to eligible China financial instruments including China interbank bonds.  A Fund may not be able to participate in corporate actions for securities purchased through Bond Connect as a result of time zone differences and operational constraints, which could cause delays in the Fund’s receipt of distribution payments.  Bond Connect trades are settled in onshore Renminbi (“CNY”) although the Chinese regulator has provided for settlement through CNY conversion and hedging through recognized Hong Kong banks (“FX Settlement Banks”) specifically for that Bond Connect activity.  Since CNY is the only accepted form of settlement, the Fund must therefore have timely access to a supply of offshore Renminbi in Hong Kong, which cannot be guaranteed, or, alternatively, engage a FX Settlement Bank for settlement in other currencies followed by exchange into CNY or CNY conversion and hedging which may require additional time.  The unavailability of a ready supply of accepted settlement currencies could subject the Fund to losses.  Further, the foreign exchange conversion and hedging transactions must comply with a “genuine and reasonable” principle and solely for the purpose of the Bond Connect investment after which a similar amount is required to be converted back into foreign currency if it is not reinvested through the Bond Connect – this may result in additional risks along with additional costs.
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Bond Connect is in its early stages and the actual effect on the market for trading fixed-income investments available from China’s interbank bond market with the introduction of large numbers of foreign investors is unknown.  In the event of systems malfunctions, trading via Bond Connect could be disrupted.  In particular, since aspects of the settlement process for one of the principal Chinese bond clearinghouses, China Central Depository & Clearing Co., Ltd. (“CDCC”), are not automated, there may be an increased risk of settlement delays, errors and counterparty default.
Investments made through Bond Connect are subject to order, clearance and settlement procedures that are new and untested.  Further, securities purchased via Bond Connect will be held by the Hong Kong Monetary Authority’s Central Moneymarkets Unit on behalf of ultimate investors via a book entry omnibus account in the books of a China-based custodian (typically, either the CDCC or the Shanghai Clearing House (“SCH”)).  A Fund’s interest in securities purchased through Bond Connect will not be reflected directly in a book entry with CDCC or SCH and will instead only be reflected on the books of its Hong Kong sub-custodian, and the Fund will be a beneficial owner, a concept that is relatively undeveloped in Chinese law.  This recordkeeping system subjects a Fund to various additional risks, including the risk that the Fund may have a limited ability to enforce its rights as a bondholder as well as the risks of settlement delays and counterparty default related to the sub-custodian.
Further regulations, restrictions, interpretation or guidance, such as limitations on redemptions and availability of securities, may adversely impact Bond Connect.  There can be no assurance that Bond Connect will not be restricted, suspended, or abolished.  There can be no assurance that further regulations will not affect the availability of securities in the program, the frequency of redemptions or other limitations.  In addition, the application and interpretation of the laws and regulations of Hong Kong and China, and the rules, policies or guidelines published or applied by relevant regulators and exchanges with respect to the Bond Connect program, including tax rules governing investments via Bond Connect, are uncertain or untested, and they may have a detrimental effect on a Fund’s investments and returns.  With respect to tax treatment, investments via Bond Connect could result in unexpected tax liabilities for a Fund, and there is also some uncertainty around the tax treatment of payments such as interest payable to U.S. investors.  Although the Chinese government announced that interest income received by eligible foreign investors in the Chinese financial instruments held by them through Bond Connect would be exempt from enterprise income tax and value-added tax until December 31, 2025, it is currently unknown if the Chinese government will extend the exemption beyond December 31, 2025.  Although it is currently anticipated that such an extension is likely to occur, if an extension did not occur, it could result in tax liabilities for a Fund.
Risks of Reliance on Computer Programs or Codes.  Many processes used in Fund management, including security selection, rely, in whole or in part, on the use of computer programs or codes, some of which are created or maintained by the Manager or its affiliates and some of which are created or maintained by third parties.  Errors in these programs or codes may go undetected, possibly for quite some time, which could adversely affect the Fund’s operations or performance.  Computer programs or codes are susceptible to human error when they are first created and as they are developed and maintained.
While efforts are made to guard against problems associated with computer programs or codes, there can be no assurance that such efforts will always be successful.  The Fund has limited insight into the computer programs and processes of some service providers and may have to rely on contractual assurances or business relationships to protect against some errors in the service providers’ systems.
Sector Risk. From time to time, based on market or economic conditions, the Fund may have significant positions in one or more sectors of the market.  To the extent the Fund invests more heavily in
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one sector, industry, or sub-sector of the market, its performance will be especially sensitive to developments that significantly affect those sectors, industries, or sub-sectors.  An individual sector, industry, or sub-sector of the market may be more volatile, and may perform differently, than the broader market.  The industries that constitute a sector may all react in the same way to economic, political or regulatory events. The Fund’s performance could also be affected if the sectors, industries, or sub-sectors do not perform as expected. Alternatively, the lack of exposure to one or more sectors or industries may adversely affect performance.
Communication Services Sector. The communication services sector, particularly telephone operating companies, are subject to both federal and state government regulations. Many telecommunications companies intensely compete for market share and can be impacted by technology changes within the sector such as the shift from wired to wireless communications. In September 2018, the communication services sector was redefined to also include media, entertainment and select internet-related companies.  Media and entertainment companies can be subject to the risk that their content may not be purchased or subscribed to.  Internet-related companies may be subject to greater regulatory oversight given increased cyberattack risk and privacy concerns.  Additionally, internet-related companies may not achieve investor expectations for higher growth levels, which can result in stock price declines.
Consumer Discretionary Sector. The consumer discretionary sector can be significantly affected by the performance of the overall economy, interest rates, competition, and consumer confidence. Success can depend heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer discretionary products.
Consumer Staples Sector. The consumer staples sector can be significantly affected by demographic and product trends, competitive pricing, food fads, marketing campaigns, and environmental factors, as well as the performance of the overall economy, interest rates, consumer confidence, and the cost of commodities. Regulations and policies of various domestic and foreign governments affect agricultural products as well as other consumer staples.
Energy Sector. The energy sector can be significantly affected by fluctuations in energy prices and supply and demand of energy fuels caused by geopolitical events, energy conservation, the success of exploration projects, weather or meteorological events, and tax and other government regulations. In addition, companies in the energy sector are at risk of civil liability from accidents resulting in pollution or other environmental damage claims. In addition, since the terrorist attacks in the United States on September 11, 2001, the U.S. government has issued public warnings indicating that energy assets, specifically those related to pipeline infrastructure and production, transmission, and distribution facilities, might be future targets of terrorist activity. Further, because a significant portion of revenues of companies in this sector are derived from a relatively small number of customers that are largely composed of governmental entities and utilities, governmental budget constraints may have a significant impact on the stock prices of companies in this sector.
Financials Sector. The financials sector is subject to extensive government regulation, which can limit both the amounts and types of loans and other financial commitments that companies in this sector can make, and the interest rates and fees that these companies can charge. Profitability can be largely dependent on the availability and cost of capital and the rate of corporate and consumer debt defaults, and can fluctuate
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significantly when interest rates change. Financial difficulties of borrowers can negatively affect the financials sector. Insurance companies can be subject to severe price competition. The financials sector can be subject to relatively rapid change as distinctions between financial service segments become increasingly blurred.
Health Care Sector. The health care sector is subject to government regulation and reimbursement rates, as well as government approval of products and services, which could have a significant effect on price and availability. Furthermore, the types of products or services produced or provided by health care companies quickly can become obsolete. In addition, pharmaceutical companies and other companies in the health care sector can be significantly affected by patent expirations.
Industrials Sector. The industrials sector can be significantly affected by general economic trends, including employment, economic growth, and interest rates, changes in consumer sentiment and spending, commodity prices, legislation, government regulation and spending, import controls, and worldwide competition. Companies in this sector also can be adversely affected by liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.
Information Technology Sector. The information technology sector can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions. The issuers of technology securities also may be smaller or newer companies, which may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established.
Materials Sector. The materials sector can be significantly affected by the level and volatility of commodity prices, the exchange value of the dollar, import and export controls, and worldwide competition. At times, worldwide production of materials has exceeded demand as a result of over-building or economic downturns, which has led to commodity price declines and unit price reductions. Companies in this sector also can be adversely affected by liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.
Utilities Sector. The utilities sector can be significantly affected by government regulation, interest rate changes, financing difficulties, supply and demand of services or fuel, changes in taxation, natural resource conservation, intense competition, and commodity price fluctuations.
Securities Loans. The Fund may lend portfolio securities to banks, brokerage firms, and other institutional investors, provided that cash or equivalent collateral, initially equal to at least 102% (105% in the case of foreign securities) of the market value of the loaned securities, is maintained by the borrower with the Fund or with the Fund’s lending agent, who holds the collateral on the Fund’s behalf. Thereafter, cash or equivalent collateral, equal to at least 100% of the market value of the loaned securities, is to be continuously maintained by the borrower with the Fund. The Fund may invest the cash collateral and earn income, or it may receive an agreed upon amount of interest income from a borrower that has delivered equivalent collateral. During the time securities are on loan, the borrower will pay the Fund an amount equivalent to any dividends or interest paid on such securities. These loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower. The Fund does not have the right to vote on securities while they are on loan.  However, it is the Fund’s policy to attempt to terminate loans in time to vote those proxies that the Fund has determined are material to the
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interests of the Fund. The Manager believes the risk of loss on these transactions is slight because if a borrower were to default for any reason, the collateral should satisfy the obligation. However, as with other extensions of secured credit, loans of portfolio securities involve some risk of loss of rights in the collateral should the borrower fail financially.  The Fund may loan securities through third parties not affiliated with Neuberger Berman BD LLC (“Neuberger Berman”) that would act as agent to lend securities to principal borrowers.
Policies and Limitations.  The Fund may lend portfolio securities with a value not exceeding 33‑1/3% of its total assets (taken at current value) to banks, brokerage firms, or other institutional investors. The Fund has authorized State Street Bank and Trust Company (“State Street”) to effect loans of available securities of the Fund with entities on State Street’s approved list of borrowers, which includes State Street and its affiliates.  The Fund may obtain a list of these approved borrowers.  Borrowers are required continuously to secure their obligations to return securities on loan from the Fund by depositing collateral in a form determined to be satisfactory by the Fund Trustees. The collateral, which must be marked to market daily, must be initially equal to at least 102% (105% in the case of foreign securities) of the market value of the loaned securities, which will also be marked to market daily.  Thereafter, the collateral must be equal to at least 100% of the market value of the loaned securities.  See the section entitled “Cash Management and Temporary Defensive Positions” for additional information on how the Fund may invest the collateral obtained from securities lending.  The Fund does not count uninvested collateral for purposes of any investment policy or limitation that requires the Fund to invest specific percentages of its assets in accordance with its principal investment program.
Securities of ETFs and Other Exchange-Traded Investment Vehicles. The Fund may invest in the securities of ETFs and other pooled investment vehicles that are traded on an exchange and that hold a portfolio of securities or other financial instruments (collectively, “exchange-traded investment vehicles”).  When investing in the securities of exchange-traded investment vehicles, the Fund will be indirectly exposed to all the risks of the portfolio securities or other financial instruments they hold.  The performance of an exchange-traded investment vehicle will be reduced by transaction and other expenses, including fees paid by the exchange-traded investment vehicle to service providers.  ETFs are investment companies that are registered as open-end management companies or unit investment trusts. The limits that apply to the Fund’s investment in securities of other investment companies generally apply also to the Fund’s investment in securities of ETFs. See “Securities of Other Investment Companies.”
Shares of exchange-traded investment vehicles are listed and traded in the secondary market. Many exchange-traded investment vehicles are passively managed and seek to provide returns that track the price and yield performance of a particular index or otherwise provide exposure to an asset class (e.g., currencies or commodities).  Although such exchange-traded investment vehicles may invest in other instruments, they largely hold the securities (e.g., common stocks) of the relevant index or financial instruments that provide exposure to the relevant asset class. The share price of an exchange-traded investment vehicle may not track its specified market index, if any, and may trade below its NAV. An active secondary market in the shares of an exchange-traded investment vehicle may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions, or other reasons. There can be no assurance that the shares of an exchange-traded investment vehicle will continue to be listed on an active exchange.
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The Fund also may effect short sales of exchange-traded investment vehicles and may purchase and sell options on shares of exchange-traded investment vehicles. If the Fund effects a short sale of an exchange-traded investment vehicle, it may take long positions in individual securities held by the exchange-traded investment vehicle to limit the potential loss in the event of an increase in the market price of the exchange-traded investment vehicle sold short.
Securities of Other Investment Companies. As indicated above, investments by the Fund in shares of other investment companies are subject to the limitations of the 1940 Act and the rules and regulations thereunder.  However, pursuant to Rule 12d1-4, the Fund is permitted to invest in shares of certain investment companies beyond the limits contained in the 1940 Act and the rules and regulations thereunder if the Fund complies with the adopted framework for fund of funds arrangements under the rule. The Fund may invest in the securities of other investment companies, including open-end management companies, closed-end management companies (including business development companies (“BDCs”)) and unit investment trusts, that are consistent with its investment objectives and policies.  Such an investment may be the most practical or only manner in which the Fund can invest in certain asset classes or participate in certain markets, such as foreign markets, because of the expenses involved or because other vehicles for investing in those markets may not be available at the time the Fund is ready to make an investment.  When investing in the securities of other investment companies, the Fund will be indirectly exposed to all the risks of such investment companies’ portfolio securities.  In addition, as a shareholder in an investment company, the Fund would indirectly bear its pro rata share of that investment company’s advisory fees and other operating expenses.  Fees and expenses incurred indirectly by the Fund as a result of its investment in shares of one or more other investment companies generally are referred to as “acquired fund fees and expenses” and may appear as a separate line item in the Fund’s Prospectus fee table. For certain investment companies, such as BDCs, these expenses may be significant.  The 1940 Act imposes certain restraints upon the operations of a BDC. For example, BDCs are required to invest at least 70% of their total assets primarily in securities of private companies or thinly traded U.S. public companies, cash, cash equivalents, U.S. government securities and high quality debt investments that mature in one year or less.  As a result, BDCs generally invest in less mature private companies, which involve greater risk than well-established, publicly-traded companies.  In addition, the shares of closed-end management companies may involve the payment of substantial premiums above, while the sale of such securities may be made at substantial discounts from, the value of such issuer’s portfolio securities.  Historically, shares of closed-end funds, including BDCs, have frequently traded at a discount to their NAV, which discounts have, on occasion, been substantial and lasted for sustained periods of time.
Certain money market funds that operate in accordance with Rule 2a-7 under the 1940 Act float their NAV while others seek to preserve the value of investments at a stable NAV (typically $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable NAV per share, is not guaranteed, and it is possible for the Fund to lose money by investing in these and other types of money market funds. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and thereby prevent the Fund from selling its investment in the money market fund or impose a fee of up to 2% on amounts the Fund redeems from the money market fund (i.e., impose a liquidity fee).
Policies and Limitations.  For cash management purposes, the Fund may invest an unlimited amount of its uninvested cash and cash collateral received in connection with securities lending in shares of money market funds and unregistered funds that operate in compliance with Rule 2a-7 under the 1940 Act, whether or not advised by the Manager or an affiliate, under specified conditions.  See “Cash Management and Temporary Defensive Positions.”
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Otherwise, the Fund’s investment in securities of other investment companies is generally limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company and (iii) 10% of the Fund’s total assets in all investment companies in the aggregate.  However, the Fund may exceed these limits when investing in shares of certain other investment companies, subject to the requirements under Rule 12d1-4. In addition, the Fund may exceed these limits when investing in shares of certain other investment companies, subject to the requirements under Rule 12d1-4.  See “Fund of Funds Structure.”
Fund of fund arrangements must comply with the provisions of the 1940 Act, Rule 12d1-4, or another rule.  Pursuant to Rule 12d1-4, the Fund is permitted to exceed the limits of Section 12 of the 1940 Act if the Fund complies with Rule 12d1-4’s conditions, including (i) limits on control and voting; (ii) required evaluations and findings; (iii) required fund of funds investment agreements; and (iv) limits on complex structures. The Fund is also able to invest up to 100% of its total assets in a master portfolio with the same investment objectives, policies and limitations as the Fund.
Short Sales.  The Fund may use short sales for hedging and non-hedging purposes. To effect a short sale, the Fund borrows a security from or through a brokerage firm to make delivery to the buyer. The Fund is then obliged to replace the borrowed security by purchasing it at the market price at the time of replacement. Until the security is replaced, the Fund is required to pay the lender any dividends on the borrowed security and may be required to pay loan fees or interest. Short sales, at least theoretically, present a risk of unlimited loss on an individual security basis, particularly in cases where the Fund is unable, for whatever reason, to close out its short positions, since the Fund may be required to buy the security sold short at a time when the security has appreciated in value, and there is potentially no limit to the amount of such appreciation.
The Fund may realize a gain if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will incur a loss if the price of the security increases between those dates. The amount of any gain will be decreased, and the amount of any loss will be increased, by the amount of any premium or interest the Fund is required to pay in connection with a short sale. A short position may be adversely affected by imperfect correlation between movements in the prices of the securities sold short and the securities being hedged.
The Fund may also make short sales against-the-box, in which it sells short securities only if it owns or has the right to obtain without payment of additional consideration an equal amount of the same type of securities sold. The effect of short selling is similar to the effect of leverage. Short selling may amplify changes in the Fund’s NAV. Short selling may also produce higher than normal portfolio turnover, which may result in increased transaction costs to the Fund.
Policies and Limitations. The Fund’s ability to engage in short sales may be impaired by any temporary prohibitions on short selling imposed by domestic and certain foreign government regulators. Any short sale borrowing is defined as a derivatives transaction under Rule 18f-4 under the 1940 Act and will be subject to the requirements of that rule.
Special Purpose Acquisition Companies.  The Fund may invest in stock, warrants or other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities that pool funds to seek
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potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC or similar entity generally maintains assets (less a portion retained to cover expenses) in a trust account comprised of U.S. Government securities, money market securities, and cash. If an acquisition is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders. Because SPACs and similar entities are in essence blank-check companies without an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. SPACs have provided an opportunity for startups to go public without going through the traditional IPO process. This presents the risk that startups may become publicly traded with potentially less due diligence than what is typical in a traditional IPO through an underwriter. Since SPAC sponsors often stand to earn equity in the company if a deal is completed, SPAC sponsors may have a potential conflict of interest in completing a deal that may be unfavorable for other investors in the SPAC. SPACs may allow shareholders to redeem their pro rata investment immediately after the SPAC announces a proposed acquisition, sometimes including interest, which may prevent the entity’s management from completing the transaction. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, investments in SPACs may include private placements, including PIPEs, and, accordingly, may be considered illiquid and/or be subject to restrictions on resale.
Stripped Mortgage Backed Securities (SMBS). SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.
SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.
Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed “illiquid” and subject to the Fund’s limitations on investments in illiquid securities.
Stripped Securities. Stripped securities are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.
Privately stripped government securities are created when a dealer deposits a U.S. Treasury security or other U.S. Government security with a custodian for safekeeping. The custodian issues separate receipts
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for the coupon payments and the principal payment, which the dealer then sells. These coupons are not obligations of the U.S. Treasury.
Structured Notes.  The Fund may invest in structured notes, such as participatory notes, credit linked notes and securities (“CLNs”), exchange-traded notes (“ETNs”) and other related instruments. These instruments are notes where the principal and/or interest rate or value of the structured note is determined by reference to the performance of an underlying indicator.  Underlying indicators may include a security or other financial instrument, asset, currency, interest rate, credit rating, commodity, volatility measure or index. Generally, investments in such notes are used as a substitute for positions in underlying indicators. The interest and/or principal payments that may be made on a structured note may vary widely, depending on a variety of factors, including the volatility of the underlying indicator. The performance results of structured notes will not replicate exactly the performance of the underlying indicator that the notes seek to replicate due to transaction costs and other expenses. Issuers of structured notes can vary and may include corporations, banks, broker-dealers and limited purpose trusts or other vehicles.  Structured notes may be exchange traded or traded OTC and privately negotiated.
Investments in structured notes involve many of the same risks associated with a direct investment in the underlying indicator the notes seek to replicate. Structured notes may be considered hybrid instruments as they may exhibit features of both fixed income securities and derivatives. The return on a structured note that is linked to a particular underlying indicator that pays dividends generally is increased to the extent of any dividends paid in connection with the underlying indicator. However, the holder of a structured note typically does not receive voting rights and other rights as it would if it directly owned the underlying indicator. In addition, structured notes are subject to counterparty risk, which is the risk that the issuer of the structured note will not fulfill its contractual obligation to complete the transaction with the Fund. Structured notes constitute general unsecured contractual obligations of the issuer of the note and the Fund is relying on the creditworthiness of such issuer and has no rights under a structured note against the issuer of an underlying indicator. Structured notes involve transaction costs. Structured notes may be considered illiquid and, therefore, structured notes considered illiquid will be subject to the Fund’s percentage limitation on investments in illiquid securities.
CLNs are typically issued by a limited purpose trust or other vehicle (the “CLN trust”) that, in turn, invests in a derivative or basket of derivatives instruments, such as credit default swaps, interest rate swaps and/or other securities, in order to provide exposure to certain high yield, sovereign debt, emerging markets, or other fixed income markets. Generally, investments in CLNs represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the CLN. However, these payments are conditioned on the CLN trust’s receipt of payments from, and the CLN trust’s potential obligations, to the counterparties to the derivative instruments and other securities in which the CLN trust invests. For example, the CLN trust may sell one or more credit default swaps, under which the CLN trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default were to occur, the stream of payments may stop and the CLN trust would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that the Fund would receive as an investor in the CLN trust.
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The Fund may enter in CLNs to gain access to sovereign debt and securities in emerging markets, particularly in markets where the Fund is not able to purchase securities directly due to domicile restrictions or tax restrictions or tariffs. In such an instance, the issuer of the CLN may purchase the reference security directly and/or gain exposure through a credit default swap or other derivative.

The Fund’s investments in CLNs are subject to the risks associated with the underlying reference obligations and derivative instruments, including, among others, credit risk, default risk, counterparty risk, interest rate risk, leverage risk and management risk.

Structured notes may also include exchange-traded notes (“ETNs”), which are typically unsecured and unsubordinated like other structured notes. ETN returns are based upon the performance of one or more underlying indicators and typically, no periodic coupon payments are distributed and no principal protections exists, even at maturity.  ETNs are listed on an exchange and traded in the secondary market. An ETN can be held until maturity, at which time the issuer pays the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor. When the Fund invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. Because fees reduce the amount of return at maturity or upon redemption, if the value of the underlying indicator decreases or does not increase significantly, the Fund may receive less than the principal amount of its investment at maturity or upon redemption. In addition, the value of an ETN also may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying indicator, changes in the applicable interest rates, and economic, legal, political, or geographic events that affect the underlying indicator. Some ETNs that use leverage can, at times, be relatively illiquid, and thus they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form. There may be restrictions on the Fund’s right to redeem its investment in an ETN, which are generally meant to be held until maturity. A decision by the Fund to sell ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing, and there can be no assurance that a secondary market will exist for an ETN.
Sukuk. Sukuk are financial certificates which are structured to comply with Shariah law and its investment principles, which prohibit the charging or payment of interest. Sukuk represent undivided shares in the ownership of tangible assets relating to a specific investment activity. The sukuk issuer, often a special purpose vehicle established to issue the sukuk, holds title to an asset or pool of assets. The sukuk represent an interest in that asset, so the income to the investor comes from a share in revenues generated from the asset, not from interest on the investor’s money. The sukuk investor’s investment in the sukuk does not represent a debt by the issuer of the underlying asset to the entity that issued the sukuk. The issuer of the sukuk agrees in advance to repurchase the sukuk from the investor on a certain date at a certain price.
As unsecured investments, sukuk are backed only by the credit of the issuing entity, which may be a special purpose vehicle that holds no other assets. They are thus subject to the risk that the issuer may not be able to repurchase the instrument at the agreed upon date for the agreed upon price, if at all. Furthermore, since the purchasers of sukuk are investors in the underlying asset, they are subject to the risk that the asset may not perform as expected, and the flow of income from the investments may be slower than expected or may cease altogether. In the event of default, the process may take longer to resolve than conventional bonds. Evolving interpretations of Islamic law by courts or prominent scholars may affect the free transferability of sukuk in ways that cannot now be foreseen. In that event, the Fund may be required to hold its sukuk for longer than intended, even if their condition is deteriorating.
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While the sukuk market has grown significantly in recent years, there may be times when the market is illiquid and it is difficult for the Fund to make an investment in or dispose of sukuk. Furthermore, the global sukuk market is significantly smaller than the conventional bond markets and restrictions imposed by the Shariah board of the issuing entity may limit the investable universe of the Fund. Although the Fund may invest in sukuk, other investments by the Fund, and the Fund as a whole, will not conform to Shariah law.
Terrorism Risks.  The terrorist attacks in the United States on September 11, 2001, had a disruptive effect on the U.S. economy and financial markets. Terrorist attacks and other geopolitical events have led to, and may in the future lead to, increased short-term market volatility and may have long-term effects on U.S. and world economies and financial markets. Those events could also have an acute effect on individual issuers, related groups of issuers, or issuers concentrated in a single geographic area. A similar disruption of the financial markets or other terrorist attacks could adversely impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to portfolio securities and adversely affect Fund service providers and the Fund’s operations.
U.S. Government and Agency Securities. “U.S. Government Securities” are obligations of the U.S. Treasury backed by the full faith and credit of the United States.  During times of market turbulence, investors may turn to the safety of securities issued or guaranteed by the U.S. Treasury, causing the prices of these securities to rise and their yields to decline.  As a result of this and other market influences, yields of short-term U.S. Treasury debt instruments are currently near historical lows.
“U.S. Government Agency Securities” are issued or guaranteed by U.S. Government agencies, or by instrumentalities of the U.S. Government, such as Ginnie Mae (also known as the Government National Mortgage Association), Fannie Mae (also known as the Federal National Mortgage Association), Freddie Mac (also known as the Federal Home Loan Mortgage Corporation), SLM Corporation (formerly, the Student Loan Marketing Association) (commonly known as “Sallie Mae”), Federal Home Loan Banks (“FHLB”), and the Tennessee Valley Authority.  Some U.S. Government Agency Securities are supported by the full faith and credit of the United States, while others may be supported by the issuer’s ability to borrow from the U.S. Treasury, subject to the U.S. Treasury’s discretion in certain cases, or only by the credit of the issuer.  Accordingly, there is at least a possibility of default.  U.S. Government Agency Securities include U.S. Government agency mortgage-backed securities.  (See “Mortgage-Backed Securities,” above.)  The market prices of U.S. Government Agency Securities are not guaranteed by the U.S. Government and generally fluctuate inversely with changing interest rates.
U.S. Government Agency Securities are deemed to include (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government, its agencies, authorities or instrumentalities and (ii) participations in loans made to foreign governments or their agencies that are so guaranteed.  The secondary market for certain of these participations is extremely limited.  In the absence of a suitable secondary market, such participations may therefore be regarded as illiquid.
The Fund may invest in separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury.  The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) program.  Under the STRIPS program, the principal and interest components are individually numbered and
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separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.  The market prices of STRIPS generally are more volatile than that of U.S. Treasury bills with comparable maturities.
Policies and Limitations. The Fund has no specific limit or requirement relating to the amount of assets invested in U.S. Government and Agency securities; however, the Fund must invest according to its investment objective and policies.
Variable or Floating Rate Securities; Demand and Put Features. Variable rate and floating rate securities provide for automatic adjustment of the interest rate at fixed intervals (e.g., daily, weekly, monthly, or semi-annually) or automatic adjustment of the interest rate whenever a specified interest rate or index changes. The interest rate on variable and floating rate securities (collectively, “Adjustable Rate Securities”) ordinarily is determined by reference to a particular bank’s prime rate, the 90-day U.S. Treasury Bill rate, the rate of return on commercial paper or bank CDs, an index of short-term tax-exempt rates or some other objective measure.
Adjustable Rate Securities frequently permit the holder to demand payment of the obligations’ principal and accrued interest at any time or at specified intervals not exceeding one year. The demand feature usually is backed by a credit instrument (e.g., a bank letter of credit) from a creditworthy issuer and sometimes by insurance from a creditworthy insurer.  Without these credit enhancements, some Adjustable Rate Securities might not meet the Fund’s quality standards. Accordingly, in purchasing these securities, the Fund relies primarily on the creditworthiness of the credit instrument issuer or the insurer. The Fund can also buy fixed rate securities accompanied by a demand feature or by a put option, which permits the Fund to sell the security to the issuer or third party at a specified price. The Fund may rely on the creditworthiness of issuers of the credit enhancements in purchasing these securities.
Policies and Limitations.  The Fund may not invest more than 5% of its total assets in securities backed by credit instruments from any one issuer or by insurance from any one insurer.  For purposes of this limitation, the Fund excludes securities that do not rely on the credit instrument or insurance for its ratings, i.e., stand on their own credit.  For purposes of determining its dollar-weighted average maturity, the Fund calculates the remaining maturity of variable and floating rate instruments as provided in Rule 2a-7.  In calculating its dollar-weighted average maturity and duration, the Fund is permitted to treat certain Adjustable Rate Securities as maturing on a date prior to the date on which the final repayment of principal must unconditionally be made. In applying such maturity shortening devices, the Manager considers whether the interest rate reset is expected to cause the security to trade at approximately its par value.
Warrants and Rights.  Warrants and rights may be acquired by the Fund in connection with other securities or separately.  Warrants are securities permitting, but not obligating, their holder to subscribe for other securities or commodities and provide the Fund with the right to purchase at a later date other securities of the issuer. Rights are similar to warrants but typically are issued by a company to existing holders of its stock and provide those holders the right to purchase additional shares of stock at a later date.  Rights also normally have a shorter duration than warrants.  Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. Warrants and rights may be more speculative than certain other types of investments and entail risks that are not associated with a similar investment in a traditional equity instrument. While warrants and rights are generally considered equity securities, because the value of a warrant or right is derived, at least in part, from the value of the underlying securities, they may be
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considered hybrid instruments that have features of both equity securities and derivative instruments. However, there are characteristics of warrants and rights that differ from derivatives, including that the value of a warrant or right does not necessarily change with the value of the underlying securities.  The purchase of warrants and rights involves the risk that the Fund could lose the purchase value of the warrants or rights if the right to subscribe to additional shares is not exercised prior to the warrants’ or rights’ expiration date because warrants and rights cease to have value if they are not exercised prior to their expiration date. Also, the purchase of warrants and rights involves the risk that the effective price paid for the warrants or rights added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the price of the underlying security.  The market for warrants or rights may be very limited and it may be difficult to sell them promptly at an acceptable price.
When-Issued and Delayed-Delivery Securities and Forward Commitments.  The Fund may purchase securities on a when-issued or delayed-delivery basis and may purchase or sell securities on a forward commitment basis. These transactions involve a commitment by the Fund to purchase or sell securities at a future date (ordinarily within two months, although the Fund may agree to a longer settlement period). These transactions may involve mortgage-backed securities, such as GNMA, Fannie Mae and Freddie Mac certificates. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued and delayed-delivery purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges.
When-issued and delayed-delivery purchases and forward commitment transactions enable the Fund to “lock in” what the Manager believes to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, the Fund might purchase a security on a when-issued, delayed-delivery or forward commitment basis and sell a similar security to settle such purchase, thereby obtaining the benefit of currently higher yields. When-issued, delayed-delivery and forward commitment transactions are subject to the risk that a counterparty may fail to complete the purchase or sale of the security. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. To reduce this risk, the Fund will enter into transactions with established counterparties and the Manager will monitor the creditworthiness of such counterparties.
The value of securities purchased on a when-issued, delayed-delivery or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of the Fund’s NAV starting on the date of the agreement to purchase the securities. Because the Fund has not yet paid for the securities, this produces an effect similar to leverage. The Fund does not earn interest on securities it has committed to purchase until the securities are paid for and delivered on the settlement date. Because the Fund is committed to buying them at a certain price, any change in the value of these securities, even prior to their issuance, affects the value of the Fund’s interests. The purchase of securities on a when-issued or delayed-delivery basis also involves a risk of loss if the value of the security to be purchased declines before the settlement date. When the Fund makes a forward commitment to sell securities it owns, the proceeds to be received
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upon settlement are included in the Fund’s assets. Fluctuations in the market value of the underlying securities are not reflected in the Fund’s NAV as long as the commitment to sell remains in effect.
When-issued, delayed-delivery and forward commitment transactions may cause the Fund to liquidate positions when it may not be advantageous to do so in order to satisfy its purchase or sale obligations.
Policies and Limitations. The Fund will purchase securities on a when-issued or delayed-delivery basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it has been entered into. The Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize capital gains or losses in connection with these transactions. Depending on the terms of the when-issued, delayed-delivery and forward commitment transactions, these transactions may meet the definition of a derivatives transaction under Rule 18f-4 under the 1940 Act and, if they do, they will be subject to the requirements of that rule.
The Fund may also enter into a TBA agreement and “roll over” such agreement prior to the settlement date by selling the obligation to purchase the pools set forth in the agreement and entering into a new TBA agreement for future delivery of pools of mortgage-backed securities. TBA mortgage-backed securities may increase prepayment risks because the underlying mortgages may be less favorable than anticipated by the Fund.
Zero Coupon Securities, Step Coupon Securities, Pay-in-Kind Securities and Discount Obligations.  The Fund may invest in zero coupon securities, step coupon securities and pay-in-kind securities. These do not entitle the holder to any periodic payment of interest prior to maturity or that specify a future date when the securities begin to pay current interest. The Fund may also acquire certain debt securities at a discount. These discount obligations involve special risk considerations. Zero coupon securities and step coupon securities are debt obligations that are issued and traded at a discount from their face amount or par value (known as “original issue discount” or “OID”). OID varies depending on prevailing interest rates, the time remaining until cash payments begin, the liquidity of the security, and the perceived credit quality of the issuer.
Zero coupon securities and step coupon securities are redeemed at face value when they mature.  Accrued OID must be included in the Fund’s gross income for federal tax purposes ratably each taxable year prior to the receipt of any actual payments. Pay-in-kind securities pay “interest” through the issuance of additional securities.
Because the Fund must distribute substantially all of its net investment income (including non-cash income attributable to OID and “interest” on pay-in-kind securities) and net realized gains to its shareholders each taxable year to qualify or to continue to qualify for treatment as a RIC and to minimize or avoid payment of federal income and excise taxes, the Fund may have to dispose of portfolio securities under disadvantageous circumstances to generate cash, or may be required to borrow, to satisfy the distribution requirements. See “Additional Tax Information – Taxation of the Fund.”
The market prices of zero coupon securities, step coupon securities, pay-in-kind securities and discount obligations generally are more volatile than the prices of securities that pay cash interest
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periodically. Those securities and obligations are likely to respond to changes in interest rates to a greater degree than other types of debt securities having a similar maturity and credit quality.
PERFORMANCE INFORMATION
The Fund’s performance figures are or will be based on historical results and are not intended to indicate future performance. The share price and total return of the Fund will vary, and an investment in the Fund, when redeemed, may be worth more or less than an investor’s original cost.
TRUSTEES AND OFFICERS
The following tables set forth information concerning the Fund Trustees and Officers of the Trust. All persons named as Fund Trustees and Officers also serve in similar capacities for other funds administered or managed by NBIA. A Fund Trustee who is not an “interested person” of NBIA (including its affiliates) or the Trust is deemed to be an independent Fund Trustee (“Independent Fund Trustee”).

Information about the Board of Trustees
Name, (Year of Birth), and Address (1)	Position(s) and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee (3)
Independent Fund Trustees
Michael J. Cosgrove (1949)	Trustee since 2021	President, Carragh Consulting USA, since 2014; formerly, Executive, General Electric Company, 1970 to 2014, including President, Mutual Funds and Global Investment Programs, GE Asset Management, 2011 to 2014, President and Chief Executive Officer, Mutual Funds and Intermediary Business,	47
Member of Advisory Board, Burke Neurological Institute, since 2021; Parish Councilor, St. Pius X, since 2021; formerly, Director, America Press, Inc. (not-for-profit Jesuit publisher), 2015 to 2021; formerly, Director, Fordham University, 2001 to 2018; formerly, Director, The Gabelli Go Anywhere Trust, June 2015 to June 2016; formerly, Director,

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Name, (Year of Birth), and Address (1)	Position(s) and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee (3)
		GE Asset Management, 2007 to 2011, President, Institutional Sales and Marketing, GE Asset Management, 1998 to 2007, and Chief Financial Officer, GE Asset Management, and Deputy Treasurer, GE Company, 1988 to 1993.		Skin Cancer Foundation (not-for-profit), 2006 to 2015; formerly, Director, GE Investments Funds, Inc., 1997 to 2014; formerly, Trustee, GE Institutional Funds, 1997 to 2014; formerly, Director, GE Asset Management, 1988 to 2014; formerly, Director, Elfun Trusts, 1988 to 2014; formerly, Trustee, GE Pension & Benefit Plans, 1988 to 2014; formerly, Member of Board of Governors, Investment Company Institute.
Marc Gary (1952)	Trustee since 2021	Executive Vice Chancellor Emeritus, The Jewish Theological Seminary, since 2020; formerly, Executive Vice Chancellor and Chief Operating Officer, The Jewish Theological Seminary, 2012 to 2020; formerly, Executive Vice President and General Counsel, Fidelity Investments, 2007 to 2012; formerly, Executive Vice President and General Counsel, BellSouth Corporation, 2004 to 2007; formerly, Vice President and	47
Chair and Director, USCJ Supporting Foundation, since 2021; Director, UJA Federation of Greater New York, since 2019; Trustee, The Jewish Theological Seminary, since 2015; Director, Lawyers Committee for Civil Rights Under Law (not-for-profit), since 2005;  formerly, Director, Legility, Inc. (privately held for-profit company), 2012 to 2021; formerly, Director, Equal Justice Works (not-for-profit), 2005 to 2014; formerly, Director, Corporate Counsel

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Name, (Year of Birth), and Address (1)	Position(s) and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee (3)
		Associate General Counsel, BellSouth Corporation, 2000 to 2004; formerly, Associate, Partner, and National Litigation Practice Co-Chair, Mayer, Brown LLP, 1981 to 2000; formerly, Associate Independent Counsel, Office of Independent Counsel, 1990 to 1992.		Institute, Georgetown University Law Center, 2007 to 2012; formerly, Director, Greater Boston Legal Services (not-for-profit), 2007 to 2012.
Martha C. Goss (1949)	Trustee since 2021	Formerly, President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), 2006 to 2020; formerly, Consultant, Resources Global Professionals (temporary staffing), 2002 to 2006; formerly, Chief Financial Officer, Booz-Allen & Hamilton, Inc., 1995 to 1999; formerly, Enterprise Risk Officer, Prudential Insurance, 1994 to 1995; formerly, President, Prudential Asset Management Company, 1992 to 1994;	47
Director, American Water (water utility), since 2003; Director, Allianz Life of New York (insurance), since 2005; formerly, Director, Berger Group Holdings, Inc. (engineering consulting firm), 2013 to 2018; formerly, Director, Financial Women’s Association of New York (not-for-profit association), 1987 to 1996, and 2003 to 2019; Trustee Emerita, Brown University, since 1998; Director, Museum of American Finance (not-for-profit), since 2013; formerly, Non-Executive Chair and Director,

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Name, (Year of Birth), and Address (1)	Position(s) and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee (3)
		formerly, President, Prudential Power Funding (investments in electric and gas utilities and alternative energy projects), 1989 to 1992; formerly, Treasurer, Prudential Insurance Company, 1983 to 1989.		Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Director, Claire’s Stores, Inc. (retailer), 2005 to 2007; formerly, Director, Parsons Brinckerhoff Inc. (engineering consulting firm), 2007 to 2010; formerly, Director, Bank Leumi (commercial bank), 2005 to 2007; formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007; formerly, Director, Foster Wheeler Manufacturing, 1994 to 2004; formerly, Director, Dexter Corp. (Manufacturer of Non-Wovens, Plastics, and Medical Supplies), 1992 to 2001.
Ami Kaplan (1960)	Trustee since 2023	Formerly, Partner, Deloitte LLP, 1982 to 2023, including Vice Chair, 2017 to 2020; formerly, President and Board Chair, Women’s Forum of New York, 2014 to 2016.	47	None.

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Name, (Year of Birth), and Address (1)	Position(s) and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee (3)
Michael M. Knetter (1960)	Trustee since 2021	President and Chief Executive Officer, University of Wisconsin Foundation, since 2010; formerly, Dean, School of Business, University of Wisconsin - Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business - Dartmouth College, 1998 to 2002.	47
Director, 1WS Credit Income Fund, since 2018; Board Member, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2011; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

Deborah C. McLean (1954)	Trustee since 2021	Member, Circle Financial Group (private wealth management membership practice), since 2011; Managing Director, Golden Seeds LLC (an angel investing group), since 2009; Adjunct Professor (Corporate Finance), Columbia University School of International and Public Affairs, since 2008; formerly, Visiting Assistant Professor, Fairfield University, Dolan School of Business, Fall 2007; formerly, Adjunct	47
Board Member, The Maritime Aquarium at Norwalk, since 2020; Board Member, Norwalk Community College Foundation, since 2014; Dean’s Advisory Council, Radcliffe Institute for Advanced Study, since 2014; formerly, Director and Treasurer, At Home in Darien (not-for-profit), 2012 to 2014; formerly, Director, National Executive Service Corps (not-for-profit), 2012 to 2013; formerly, Trustee, Richmond, The American International University in

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Name, (Year of Birth), and Address (1)	Position(s) and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee (3)
		Associate Professor of Finance, Richmond, The American International University in London, 1999 to 2007.		London, 1999 to 2013.
George W. Morriss (1947)	Trustee since 2021	Formerly, Adjunct Professor, Columbia University School of International and Public Affairs, 2012 to 2018; formerly, Executive Vice President and Chief Financial Officer, People’s United Bank, Connecticut (a financial services company), 1991 to 2001.	47
Director, 1WS Credit Income Fund; Chair, Audit Committee, since 2018; Director and Chair, Thrivent Church Loan and Income Fund, since 2018; formerly, Trustee, Steben Alternative Investment Funds, Steben Select Multi-Strategy Fund, and Steben Select Multi-Strategy Master Fund, 2013 to 2017; formerly, Treasurer, National Association of Corporate Directors, Connecticut Chapter, 2011 to 2015; formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers’ Affairs Committee, 1995 to 2003.

Tom D. Seip (1950)	Trustee since 2021; Chairman of the Board since 2021; formerly Lead Independent	Formerly, Managing Member, Ridgefield Farm LLC (a private investment vehicle), 2004 to 2016; formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to	47
Trustee, University of Maryland, Shore Regional Health System, since 2020; formerly, Director, H&R Block, Inc. (tax services company), 2001 to 2018; formerly, Director, Talbot Hospice Inc., 2013 to 2016;

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Name, (Year of Birth), and Address (1)	Position(s) and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee (3)
	Trustee from 2006 to 2008	January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.		formerly, Chairman, Governance and Nominating Committee, H&R Block, Inc., 2011 to 2015; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.
Franklyn E. Smith (1961)	Trustee since 2023	Formerly, Partner, PricewaterhouseCoopers LLP, 1989 to 2021.	47	Director, Zurich American Insurance Company, since 2023.
James G. Stavridis (1955)	Trustee since 2021	Vice Chairman Global Affairs, The Carlyle Group, since 2018; Commentator, NBC News, since 2015; formerly, Dean, Fletcher School of Law and Diplomacy, Tufts University, 2013 to 2018; formerly, Admiral, United States Navy, 1976 to 2013, including	47
Director, Fortinet (cybersecurity), since 2021; Director, Ankura, since 2020; Director, Vigor Shipyard, since 2019; Director, Rockefeller Foundation, since 2018; Director, American Water (water utility), since 2018; Director, NFP Corp. (insurance broker and consultant), since 2017;

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Name, (Year of Birth), and Address (1)	Position(s) and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee (3)
		Supreme Allied Commander, NATO and Commander, European Command, 2009 to 2013, and Commander, United States Southern Command, 2006 to 2009.		Director, Onassis Foundation, since 2014; Director, Michael Baker International (construction) since 2014; Director, Vertical Knowledge, LLC, since 2013; formerly, Director, U.S. Naval Institute, 2014 to 2019; formerly, Director, Navy Federal Credit Union, 2000 to 2002; formerly, Director, BMC Software Federal, LLC, 2014 to 2019.
Fund Trustees who are “Interested Persons”
Joseph V. Amato* (1962)	Chief Executive Officer and President since 2021 and Trustee since 2021	President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger Berman BD LLC and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer (Equities) and President (Equities), NBIA (formerly, Neuberger Berman Fixed Income LLC and including predecessor entities), since 2007, and Board Member of NBIA since 2006; formerly, Global Head of Asset	47
Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007; Member of Board of Regents, Georgetown University, since 2013.

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Name, (Year of Birth), and Address (1)	Position(s) and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee (3)
Management of Lehman Brothers Holdings Inc.’s (“LBHI”) Investment Management Division, 2006 to 2009; formerly, member of LBHI’s Investment Management Division’s Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. (“LBI”), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI’s Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005; President and Chief Executive Officer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

(1)	The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104.
(2)	Pursuant to the Trust’s Amended and Restated Trust Instrument (“Trust Instrument”), subject to any limitations on the term of service imposed by the By-Laws or any retirement policy adopted

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by the Fund Trustees, each Fund Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)	Except as otherwise indicated, each individual has held the positions shown during at least the last five years.
*
Indicates a Fund Trustee who is an “interested person” within the meaning of the 1940 Act. Mr. Amato is an interested person of the Trust by virtue of the fact that he is an officer of NBIA and/or its affiliates.

Information about the Officers of the Trust
Name, (Year of Birth), and Address (1)	Position(s) and Length of Time Served (2)	Principal Occupation(s) (3)
Claudia A. Brandon (1956)	Executive Vice President since 2021 and Secretary since 2021
Senior Vice President, Neuberger Berman, since 2007 and Employee since 1999; Senior Vice President, NBIA, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger Berman, 2002 to 2006; formerly, Vice President, Mutual Fund Board Relations, NBIA, 2000 to 2008; formerly, Vice President, NBIA, 1986 to 1999 and Employee, 1984 to 1999; Executive Vice President and Secretary, twenty-eight registered investment companies for which NBIA acts as investment manager and/or administrator.

Agnes Diaz (1971)	Vice President since 2021
Senior Vice President, Neuberger Berman, since 2012; Senior Vice President, NBIA, since 2012 and Employee since 1996; formerly, Vice President, Neuberger Berman, 2007 to 2012; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

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Name, (Year of Birth), and Address (1)	Position(s) and Length of Time Served (2)	Principal Occupation(s) (3)
Anthony DiBernardo (1979)	Assistant Treasurer since 2021
Senior Vice President, Neuberger Berman, since 2014; Senior Vice President, NBIA, since 2014, and Employee since 2003; formerly, Vice President, Neuberger Berman, 2009 to 2014; Assistant Treasurer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Savonne L. Ferguson (1973)	Chief Compliance Officer since 2021
Senior Vice President, Chief Compliance Officer, Mutual Funds, and Associate General Counsel, NBIA, since November 2018; formerly, Vice President T. Rowe Price Group, Inc., 2018; Vice President and Senior Legal Counsel, T. Rowe Price Associates, Inc., 2014 to 2018; Vice President and Director of Regulatory Fund Administration, PNC Capital Advisors, LLC, 2009 to 2014; Secretary, PNC Funds and PNC Advantage Funds, 2010 to 2014; Chief Compliance Officer, twenty-eight registered investment companies for which NBIA acts as investment manager and/or administrator.

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Name, (Year of Birth), and Address (1)	Position(s) and Length of Time Served (2)	Principal Occupation(s) (3)
Corey A. Issing (1978)	Chief Legal Officer since 2021 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)
General Counsel, Mutual Funds, since 2016 and Managing Director, NBIA, since 2017; formerly, Associate General Counsel, 2015 to 2016; Counsel, 2007 to 2015; Senior Vice President, 2013 to 2016; Vice President, 2009 to 2013; Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), twenty-eight registered investment companies for which NBIA acts as investment manager and/or administrator.

Sheila R. James (1965)	Assistant Secretary since 2021
Senior Vice President, Neuberger Berman, since 2023 and Employee since 1999; Senior Vice President, NBIA, since 2023; formerly, Vice President, Neuberger Berman, 2008 to 2023; Assistant Vice President, Neuberger Berman, 2007; Employee, NBIA, 1991 to 1999; Assistant Secretary, twenty-eight registered investment companies for which NBIA acts as investment manager and/or administrator.

Brian Kerrane (1969)	Chief Operating Officer since 2021 and Vice President since 2021
Managing Director, Neuberger Berman, since 2013; Chief Operating Officer, Mutual Funds, and Managing Director, NBIA, since 2015; formerly, Senior Vice President, Neuberger Berman, 2006 to 2014; Vice President, NBIA, 2008 to 2015 and Employee since 1991; Chief Operating Officer, ten registered investment companies for which NBIA acts as investment manager and/or administrator; Vice President, twenty-eight registered investment companies for which NBIA acts as investment manager and/or administrator.

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Name, (Year of Birth), and Address (1)	Position(s) and Length of Time Served (2)	Principal Occupation(s) (3)
Anthony Maltese (1959)	Vice President since 2021
Senior Vice President, Neuberger Berman, since 2014 and Employee since 2000; Senior Vice President, NBIA, since 2014; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Josephine Marone (1963)	Assistant Secretary since 2021
Senior Paralegal, Neuberger Berman, since 2007 and Employee since 2007; Assistant Secretary, twenty-eight registered investment companies for which NBIA acts as investment manager and/or administrator.

Owen F. McEntee, Jr. (1961)	Vice President since 2021
Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since 2006 and Employee since 1992; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2021
Managing Director, Neuberger Berman, since 2022; Senior Vice President, Neuberger Berman, 2007 to 2021; Senior Vice President, NBIA, since 2007 and Employee since 1993; formerly, Vice President, Neuberger Berman, 2004 to 2006; formerly, Assistant Treasurer, 2002 to 2005; Treasurer and Principal Financial and Accounting Officer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

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Name, (Year of Birth), and Address (1)	Position(s) and Length of Time Served (2)	Principal Occupation(s) (3)
Frank Rosato (1971)	Assistant Treasurer since 2021
Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since 2006 and Employee since 1995; Assistant Treasurer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Daniel Tracer (1987)	Anti-Money Laundering Compliance Officer since 2023
Senior Vice President and Head of Financial Regulation, Neuberger Berman, since February 2023; Assistant United States Attorney, Southern District of New York, 2016 to 2023; Trial Attorney, Department of Justice Antitrust Division, 2012 to 2015; Senior Anti-Money Laundering Compliance Officer, five registered investment companies for which NBIA acts as investment manager and/or administrator.

(1)	The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104.
(2)
Pursuant to the By‑Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3)	Except as otherwise indicated, each individual has held the positions shown during at least the last five years.
The Board of Trustees
The Board of Trustees (“Board”) is responsible for managing the business and affairs of the Trust. Among other things, the Board generally oversees the portfolio management of the Fund and reviews and approves the Fund’s investment advisory and sub-advisory contracts and other principal contracts.
The Board has appointed an Independent Fund Trustee to serve in the role of Chairman of the Board.  The Chair’s primary responsibilities are (i) to participate in the preparation of the agenda for meetings of the Board and in the identification of information to be presented to the Board; (ii) to preside at all meetings of the Board; (iii) to act as the Board’s liaison with management between meetings of the Board; and (iv) to act as the primary contact for board communications.  The Chair may perform such other functions as may be requested by the Board from time to time.  Except for any duties specified herein or pursuant to the Trust’s Declaration of Trust or By-laws, the designation as Chair does not impose on such Independent Fund Trustee
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any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.
As described below, the Board has an established committee structure through which the Board considers and addresses important matters involving the Fund, including those identified as presenting conflicts or potential conflicts of interest for management.  The Independent Fund Trustees also regularly meet outside the presence of management and are advised by experienced independent legal counsel knowledgeable in matters of investment company regulation.  The Board periodically evaluates its structure and composition as well as various aspects of its operations.  The Board believes that its leadership structure, including its Independent Chair and its committee structure, is appropriate in light of, among other factors, the asset size of the fund complex overseen by the Board, the nature and number of funds overseen by the Board, the number of Fund Trustees, the range of experience represented on the Board, and the Board’s responsibilities.
Additional Information About Fund Trustees
In choosing each Fund Trustee to serve, the Board was generally aware of each Fund Trustee’s skills, experience, judgment, analytical ability, intelligence, common sense, previous profit and not-for-profit board membership and, for each Independent Fund Trustee, his or her demonstrated willingness to take an independent and questioning stance toward management.  Each Fund Trustee also now has considerable familiarity with the funds in the Neuberger Berman fund complex, the Manager, the distributor, and their operations, as well as the special regulatory requirements governing regulated investment companies and the special responsibilities of investment company directors, and has substantial prior service serving as a trustee of the trusts comprising the Neuberger Berman fund complex over multiple years.  No particular qualification, experience or background establishes the basis for any Fund Trustee’s position on the Board and the Governance and Nominating Committee and individual Board members may have attributed different weights to the various factors.
In addition to the information set forth in the table above and other relevant qualifications, experience, attributes or skills applicable to a particular Fund Trustee, the following provides further information about the qualifications and experience of each Fund Trustee.
Independent Fund Trustees
Michael J. Cosgrove:  Mr. Cosgrove is President of an asset management consulting firm.  He has experience as President, Chief Executive Officer, and Chief Financial Officer of the asset management division of a major multinational corporation. He also has experience as a President of institutional sales and marketing for the asset management division of the same corporation, where he was responsible for all distribution, marketing, and development of mutual fund products. He also has served as a member of the boards of various not-for-profit organizations. He has served as a trustee for the Neuberger Berman fund complex for multiple years.
Marc Gary: Mr. Gary has legal and investment management experience as executive vice president and general counsel of a major asset management firm. He also has experience as executive vice president and
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general counsel at a large corporation, and as national litigation practice chair at a large law firm.  He has served as a member of the boards of various profit and not-for-profit organizations. He formerly served as the executive vice chancellor and COO of a religious seminary where he oversaw the seminary’s institutional budget. He has served as a trustee for the Neuberger Berman fund complex for multiple years.
Martha Clark Goss:  Ms. Goss has experience as chief operating and financial officer of an insurance holding company.  She has experience as an investment professional, head of an investment unit and treasurer for a major insurance company, experience as the Chief Financial Officer of two consulting firms, and experience as a lending officer and credit analyst at a major bank.  She has experience managing a personal investment vehicle.  She has served as a member of the boards of various profit and not-for-profit organizations, including five NYSE listed companies, and a university.  She has served as a trustee for the Neuberger Berman fund complex for multiple years.
Ami Kaplan: Ms. Kaplan has experience in the financial services industry. She was a partner at a large professional service firm, where she worked with global financial services clients on various matters. In her 40 years at that firm, she served in many different roles, including as Vice Chair of the firm and Deputy New York Regional Managing Partner. She is member of the New York and New Jersey State Societies of CPA and has held a variety of roles with not-for-profit company boards.
Michael M. Knetter:  Dr. Knetter has organizational management experience as a dean of a major university business school and as President and CEO of a university supporting foundation.  He also has responsibility for overseeing management of the university’s endowment.  He has academic experience as a professor of international economics.  He has served as a member of the boards of various public companies and another mutual fund.  He has served as a trustee for the Neuberger Berman fund complex for multiple years.
Deborah C. McLean: Ms. McLean has experience in the financial services industry. She is currently involved with a high net worth private wealth management membership practice and an angel investing group, where she is active in investment screening and deal leadership and execution. For many years she has been engaged in numerous roles with a variety of not-for-profit and private company boards and has taught corporate finance at the graduate and undergraduate levels. She commenced her professional training at a major financial services corporation, where she was employed for multiple years. She has served as a trustee for the Neuberger Berman fund complex for multiple years.
George W. Morriss:  Mr. Morriss has experience in senior management and as chief financial officer of a financial services company.  He has investment management experience as a portfolio manager managing personal and institutional funds.  He has served as a member of a committee of representatives from companies listed on NASDAQ.  He has served on the board of another mutual fund complex.  He has served as a member of the board of funds of hedge funds.  He has an advanced degree in finance.  He has served as a trustee for the Neuberger Berman fund complex for multiple years.
Tom D. Seip:  Mr. Seip has experience in senior management and as chief executive officer and director of a financial services company overseeing other mutual funds and brokerage.  He has experience as director of an asset management company.  He has experience in management of a private investment partnership.  He has served as a trustee for the Neuberger Berman fund complex for multiple years and as Independent Chair and/or Lead Independent Trustee of the Board.
Franklyn E. Smith: Mr. Smith has experience in the financial services industry. He was a partner at a large professional service firm, where he was the Market Team leader and Primary Reporting Partner in the
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New York office’s Asset & Wealth Management Practice. He spent 32 years at that firm servicing financial services clients, with a focus on mutual fund clients for the last 25 years. He is a CPA with a license in New York, holds an advanced degree in public accounting, and serves on the Board of a not-for-profit organization.
James G. Stavridis: Admiral Stavridis has organizational management experience as a dean of a major university school of law and diplomacy.  He also held many leadership roles with the United States Navy over the span of nearly four decades, including serving as NATO’s Supreme Allied Commander Europe and serving at the Pentagon at different periods of time as a strategic and long range planner on the staffs of the chief of Naval Operations, as the chairman of the Joint Chiefs of Staff, and as Commander, U.S. Southern Command.  He has also served as an advisor to private and public companies on geopolitical and cybersecurity matters. He has served as a trustee for the Neuberger Berman fund complex for multiple years.
Fund Trustees who are “Interested Persons”
Joseph V. Amato:  Mr. Amato has investment management experience as an executive with Neuberger Berman and another financial services firm.  Effective July 1, 2018, Mr. Amato serves as Managing Director of Neuberger Berman and President–Mutual Funds of NBIA. He also serves as Neuberger Berman’s Chief Investment Officer for equity investments.  He has experience in leadership roles within Neuberger Berman and its affiliated entities.  He has served as a member of the board of a major university business school.  He has served as a trustee for the Neuberger Berman fund complex for multiple years.
Information About Committees

The Board has established several standing committees to oversee particular aspects of the Fund’s management. The standing committees of the Board are described below.
Audit Committee. The Audit Committee’s purposes are: (a) in accordance with exchange requirements and Rule 32a-4 under the 1940 Act, to oversee the accounting and financial reporting processes of the Fund and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of service providers; (b) in accordance with exchange requirements and Rule 32a-4 under the 1940 Act, to oversee the quality and integrity of the Fund’s financial statements and the independent audit thereof; (c) in accordance with exchange requirements and Rule 32a-4 under the 1940 Act, to oversee, or, as appropriate, assist Board oversight of, the Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal control over financial reporting and independent audits; (d) to approve prior to appointment by the Board, the engagement of the Fund’s independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund’s independent registered public accounting firm; (e) to act as a liaison between the Fund’s independent registered public accounting firm and the full Board; (f) to oversee the operation of policies and procedures reasonably designed to ensure that each portfolio holding is valued in an appropriate and timely manner, reflecting information known to management (including management’s internal Valuation Committee) about the issuer, current market conditions, and other material factors (“Pricing Policy”); (g) to consider and evaluate, and recommend to the Board when
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the Committee deems it appropriate, amendments to the Pricing Policy proposed by management, counsel, the auditors, the Committee itself or others; and (h) to oversee fair value determinations performed by the Manager as the Fund’s valuation designee and, in connection therewith, to receive and review the reports and notifications required to be provided by the valuation designee pursuant to Rule 2a-5 under the 1940 Act and to request such information from the valuation designee as the Committee deems necessary to oversee the performance of fair valuation determinations by the valuation designee. Its members are Michael J. Cosgrove (Chair), Martha C. Goss (Vice Chair), and Deborah C. McLean. All members are Independent Fund Trustees. During the fiscal year ended October 31, 2023, the Committee met 7 times.
Contract Review Committee. The Contract Review Committee is responsible for reviewing and making recommendations to the Board regarding whether to approve or renew the Trust’s principal contractual arrangements, Rule 12b-1 plans, and such other agreements or plans involving the Trust as the Board determines from time to time. The Contract Review Committee oversees and guides the process by which the Independent Trustees annually consider whether to approve or renew such contracts and plans. Its members are Marc Gary, Deborah C. McLean (Chair), George W. Morriss (Vice Chair), Michael J. Cosgrove, and Franklyn E. Smith. All members are Independent Fund Trustees. During the fiscal year ended October 31, 2023, the Committee met 6 times.
            Ethics and Compliance Committee. The Ethics and Compliance Committee generally: (a) coordinates the Board’s oversight of the Trust’s Chief Compliance Officer (“CCO”) in connection with the implementation of the Trust’s program for compliance with Rule 38a-1 and the Trust’s implementation and enforcement of its compliance policies and procedures; (b) oversees the compliance with the Trust’s Code of Ethics, which restricts the personal securities transactions, including transactions in Fund shares, of employees, officers, and trustees; (c) considers and evaluates management’s framework for identifying, prioritizing, and managing compliance risks; (d) oversees the program by which the manager seeks to monitor and improve the quality of execution for portfolio transactions; and (e) considers and evaluates management’s reports regarding internal audit reviews involving compliance matters; payments made to third-party intermediaries; and proxy voting policies, guidelines and procedures. The Committee shall not assume oversight duties to the extent that such duties have been assigned by the Board expressly to another Committee of the Board (such as oversight of internal controls over financial reporting, which has been assigned to the Audit Committee) or to the Board as a whole. The Committee’s primary function is oversight. Each investment adviser, subadviser, principal underwriter, administrator, custodian and transfer agent, as applicable, (collectively, “Service Providers”) is responsible for its own compliance with the federal securities laws and for devising, implementing, maintaining and updating appropriate policies, procedures and codes of ethics to ensure compliance with applicable laws and regulations and their contracts with the Fund. The CCO is responsible for administering the Fund’s compliance program, including devising and implementing appropriate methods of testing compliance by the Fund and its Service Providers. Its members are Marc Gary (Chair), James G. Stavridis (Vice Chair), Ami G. Kaplan, Michael M. Knetter, and Tom D. Seip. All members are Independent Fund Trustees. The entire Board will receive at least annually a report on the compliance programs of the Trust and service providers and the required annual reports on the administration of the Code of Ethics and the required annual certifications from the Trust and NBIA. During the fiscal year ended October 31, 2023, the Committee met 4 times.
Executive Committee. The Executive Committee is responsible for acting in an emergency when a quorum of the Board is not available; the Committee has all the powers of the Board when the Board is not
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in session to the extent permitted by Delaware law. Its members are Joseph V. Amato (Vice Chair), Michael J. Cosgrove, Marc Gary, Martha C. Goss, Michael M. Knetter, Deborah C. McLean, George W. Morriss, and Tom D. Seip (Chair). All members, except for Mr. Amato, are Independent Fund Trustees. During the fiscal year ended October 31, 2023, the Committee met 1 time.
Governance and Nominating Committee. The Governance and Nominating Committee is responsible for: (a) considering and evaluating the structure, composition and operation of the Board and each committee thereof, including the operation of the annual self-evaluation by the Board; (b) evaluating and nominating individuals to serve as Fund Trustees including as Independent Fund Trustees, as members of committees, as Chair of the Board and as officers of the Trust; (c) recommending for Board approval any proposed changes to Committee membership and recommending for Board and Committee approval any proposed changes to the Chair and Vice Chair appointments of any Committee following consultation with members of each such Committee; and (d) considering and making recommendations relating to the compensation of Independent Fund Trustees. Its members are Martha C. Goss (Chair), Michael M. Knetter, Tom D. Seip, and James G. Stavridis (Vice Chair). All members are Independent Fund Trustees. The selection and nomination of candidates to serve as independent trustees is committed to the discretion of the current Independent Fund Trustees. The Committee will consider nominees recommended by shareholders; shareholders may send resumes of recommended persons to the attention of Claudia A. Brandon, Secretary, Neuberger Berman ETF Trust, 1290 Avenue of the Americas, New York, NY 10104. During the fiscal year ended October 31, 2023, the Committee met 2 times.
Investment Performance Committee. The Investment Performance Committee is responsible for overseeing and guiding the process by which the Board reviews Fund performance and interfacing with management personnel responsible for investment risk management. Each Fund Trustee is a member of the Committee. Michael M. Knetter and Deborah C. McLean are the Chair and the Vice Chair, respectively, of the Committee. All members, except for Mr. Amato, are Independent Fund Trustees. During the fiscal year ended October 31, 2023, the Committee met 4 times.
Risk Management Oversight
As an integral part of its responsibility for oversight of the Fund in the interests of shareholders, the Board oversees risk management of the Fund’s administration and operations.  The Board views risk management as an important responsibility of management.
The Fund faces a number of risks, such as investment risk, counterparty risk, valuation risk, liquidity risk, reputational risk, risk of operational failure or lack of business continuity, cybersecurity risk, and legal, compliance and regulatory risk.  Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund.  Under the overall supervision of the Board, the Fund, the Fund’s investment manager, and the affiliates of the investment manager, or other service providers to the Fund, employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur.  Different processes, procedures and controls are employed with respect to different types of risks.
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The Board exercises oversight of the investment manager’s risk management processes primarily through the Board’s committee structure.  The various committees, as appropriate, and/or, at times, the Board, meet periodically with the Chief Risk Officer, head of operational risk, the Chief Information Security Officer, the Chief Compliance Officer, the Treasurer, the Chief Investment Officers for equity, alternative and fixed income, the heads of Internal Audit, and the Fund’s independent auditor.  The committees or the Board, as appropriate, review with these individuals, among other things, the design and implementation of risk management strategies in their respective areas, and events and circumstances that have arisen and responses thereto.
The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness.  Moreover, reports received by the Fund Trustees as to risk management matters are typically summaries of the relevant information.  Furthermore, it is in the very nature of certain risks that they can be evaluated only as probabilities, and not as certainties.  As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations, and no risk management program can predict the likelihood or seriousness of, or mitigate the effects of, all potential risks.
Compensation and Indemnification
The Trust’s Trust Instrument provides that the Trust will indemnify its Fund Trustees and officers against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless it is adjudicated that they (a) engaged in bad faith, willful misfeasance, gross negligence, or reckless disregard of the duties involved in the conduct of their offices, or (b) did not act in good faith in the reasonable belief that their action was in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined (by a court or other body approving the settlement or other disposition, by a majority of disinterested trustees based upon a review of readily available facts, or in a written opinion of independent counsel) that such officers or Fund Trustees have not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties.
Officers and Fund Trustees who are interested persons of the Trust, as defined in the 1940 Act, receive no salary or fees from the Trust.
Effective January 1, 2024, for serving as a trustee of the Neuberger Berman Funds, each Independent Fund Trustee and any Fund Trustee who is an “interested person” of the Trust but who is not an employee of NBIA or its affiliates receives an annual retainer of $200,000, paid quarterly, and a fee of $17,500 for each of the regularly scheduled meetings he or she attended in-person or by telephone. For any additional special in-person or telephonic meeting of the Board, the Governance and Nominating Committee will determine whether a fee is warranted. To compensate for the additional time commitment, the Chair of the Audit Committee and the Chair of the Contract Review Committee (effective January 1, 2023) receive $25,000 per year, and each Chair of the other Committees (effective January 1, 2024) receives $20,000 per year, with the exception of the Chair of the Executive Committee who receives no additional compensation for this role. No additional compensation is provided for service on a Board committee. The Chair of the Board who is also an Independent Fund Trustee receives an additional $90,000 per year.

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The Neuberger Berman Funds reimburse Independent Fund Trustees for their travel and other out-of-pocket expenses related to attendance at Board meetings.  The Independent Fund Trustee compensation is allocated to each fund in the fund family based on a method the Board finds reasonable.
The following table sets forth information concerning the compensation of the Fund Trustees. The Trust does not have any retirement plan for the Fund Trustees.
TABLE OF COMPENSATION
FOR FISCAL YEAR ENDED 10/31/2023
Name and Position with the Trust	Aggregate Compensation from the Trust	Total Compensation from Investment Companies in the Neuberger Berman Fund Complex Paid to Fund Trustees
Independent Fund Trustees
Michael J. Cosgrove Trustee	$48,205	$263,750
Marc Gary Trustee	$46,603	$255,000
Martha C. Goss Trustee	$46,603	$255,000
Ami Kaplan* Trustee	$13,957	$75,989
Michael M. Knetter Trustee	$46,603	$255,000
Deborah C. McLean Trustee	$48,430	$265,000
George W. Morriss Trustee	$48,205	$263,750
Tom D. Seip Chairman of the Board and Trustee	$56,654	$310,000
Franklyn E. Smith* Trustee	$13,957	$75,989
James G. Stavridis Trustee	$43,861	$240,000
Fund Trustees who are “Interested Persons”
Joseph V. Amato President, Chief Executive Officer and Trustee	$0	$0
*Ami Kaplan and Franklyn E. Smith became Fund Trustees in June 2023.
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Ownership of Equity Securities by the Fund Trustees

As of the date of this SAI, the Fund was new and had not yet issued any shares.

The following table sets forth the aggregate dollar range of securities owned by each Fund Trustee in all the funds in the fund family overseen by the Fund Trustee, valued as of December 31, 2022.
Name of Fund Trustee	Aggregate Dollar Range of Equity Securities Held in all Registered Investment Companies Overseen by Fund Trustee in Family of Investment Companies
Independent Fund Trustees
Michael J. Cosgrove	E
Marc Gary	E
Martha C. Goss	E
Ami Kaplan*	A
Michael M. Knetter	E
Deborah C. McLean	E
George W. Morriss	E
Tom D. Seip	E
Franklyn E. Smith*	A
James G. Stavridis	E
Fund Trustees who are “Interested Persons”
Joseph V. Amato	E
A = None; B = $1-$10,000; C = $10,001 - $50,000; D = $50,001-$100,000; E = over $100,000
*Ami Kaplan and Franklyn E. Smith became Fund Trustees in June 2023.

As of the date of this SAI, the Fund Trustees and officers of the Trust, as a group, did not own beneficially or of record any of the outstanding shares of the Fund since the Fund had not commenced operations as of the date of this SAI.
Independent Fund Trustees’ Ownership of Securities

No Independent Fund Trustee (including his/her immediate family members) owns any securities (not including shares of registered investment companies) in any Neuberger Berman entity.
INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES
Investment Manager and Administrator
NBIA serves as the investment manager for the Fund pursuant to a management agreement with the Trust (“Management Agreement”).
The Management Agreement provides, in substance, that NBIA will make and implement investment decisions for the Fund in its discretion and will continuously develop an investment program for the Fund’s assets. The Management Agreement permits NBIA to effect securities transactions on behalf of the Fund through associated persons of NBIA. The Management Agreement also specifically permits NBIA to
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compensate, through higher commissions, brokers and dealers who provide investment research and analysis to the Fund. NBIA will also provide facilities, services, and personnel as well as accounting, record keeping and other services to the Fund pursuant to the Management Agreement.
NBIA provides to the Fund, without separate cost, office space, equipment, and facilities and the personnel necessary to perform executive, administrative, and clerical functions. NBIA pays all salaries, expenses, and fees of the officers, trustees, and employees of the Trust who are officers, directors, or employees of NBIA. One director of NBIA, who also serves as an officer of NBIA, presently serves as a Fund Trustee and officer of the Trust.  See “Trustees and Officers.” The Fund pays NBIA a management fee based on the Fund’s average daily net assets, as described below.
NBIA also provides facilities, services, and personnel as well as accounting, record keeping and other services to the Fund pursuant to an administration agreement with the Fund (“Administration Agreement”). The services provided by NBIA under the Management Agreement and Administration Agreement include, among others, overall responsibility for providing all supervisory, management, and administrative services reasonably necessary for the operation of the Fund, which may include, among others, compliance monitoring, operational and investment risk management, legal and administrative services and portfolio accounting services.  These services also include, among other things: (i) coordinating and overseeing all matters relating to the operation of the Fund, including overseeing the custodian, accounting services agent, independent auditors, legal counsel and other agents and contractors engaged by the Fund; (ii) assuring that all financial, accounting and other records required to be prepared and preserved by the Fund are prepared and preserved by it or on its behalf in accordance with applicable laws and regulations; (iii) assisting in the preparation of all periodic reports by the Fund to shareholders; (iv) assisting in the preparation of all reports and filings required to maintain the registration and qualification of the Fund and its shares, or to meet other regulatory or tax requirements applicable to the Fund under federal and state securities and tax laws; and (v) furnishing such office space, office equipment and office facilities as are adequate for the needs of the Fund.
NBIA also plays an active role in the daily pricing of Fund shares, provides information to the Board necessary to its oversight of certain valuation functions, and annually conducts due diligence on the outside independent pricing services.  NBIA prepares reports and other materials necessary and appropriate for the Board’s ongoing oversight of the Fund and its service providers; and prepares an extensive report in connection with the Board’s annual review of the Management Agreement and Distribution Agreement. The Management Agreement continues for two years and is renewable thereafter from year to year with respect to the Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Independent Fund Trustees and (2) by the vote of a majority of the Fund Trustees or by a 1940 Act majority vote of the outstanding shares of the Fund. The Administration Agreement continues for one year and is renewable thereafter from year to year, so long as its continuance is approved at least annually (1) by the vote of a majority of the Independent Fund Trustees, and (2) by the vote of a majority of the Fund Trustees or by a 1940 Act majority vote of the outstanding shares of the Fund.
The Management Agreement is terminable, without penalty, with respect to the Fund on 60 days’ written notice either by the Trust or by NBIA. The Management Agreement terminates automatically if it is
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assigned. The Administration Agreement is terminable, without penalty, with respect to the Fund on 60 days’ written notice either by the Trust or by NBIA.
NBIA may engage one or more of foreign affiliates that are not registered under the Investment Advisers Act of 1940, as amended (“participating affiliates”) in accordance with applicable SEC no‐action letters. As participating affiliates, whether or not registered with the SEC, the affiliates may provide designated investment personnel to associate with NBIA as “associated persons” of NBIA and perform specific advisory services for NBIA, including services for the Fund, which may involve, among other services, portfolio management and/or placing orders for securities and other instruments. The designated employees of a participating affiliate act for NBIA and are subject to certain NBIA policies and procedures as well as supervision and periodic monitoring by NBIA.  The Fund will pay no additional fees and expenses as a result of any such arrangements.
Third parties may be subject to federal or state laws that limit their ability to provide certain administrative or distribution related services. NBIA and the Fund intend to contract with third parties for only those services they may legally provide. If, due to a change in laws governing those third parties or in the interpretation of any such law, a third party is prohibited from performing some or all of the above-described services, NBIA or the Fund may be required to find alternative means of providing those services. Any such change is not expected to impact the Fund or its shareholders adversely.
From time to time, NBIA or its affiliates may invest “seed” capital in the Fund. These investments are generally intended to enable the Fund to commence investment operations and achieve sufficient scale and may be withdrawn, in whole or in part, at such time as NBIA or its affiliates determine to be appropriate. NBIA and its affiliates may, from time to time, hedge some or all of the investment exposure of the seed capital invested in the Fund.
Management and Administration Fees
For investment management services, Neuberger Berman Short Duration Income ETF pays NBIA a fee at the annual rate of 0.17% of the first $2 billion of the Fund’s average daily net assets and 0.15% of average daily net assets in excess of $2 billion.
For administrative services, the Fund pays NBIA a fee at the annual rate of 0.09% of the Fund’s average daily net assets, plus certain out of pocket expenses for technology used for shareholder servicing and shareholder communications, subject to the prior approval of an annual budget by the Fund Trustees, including a majority of the Independent Fund Trustees, and periodic reports to the Board on actual expenses. With the Fund’s consent, NBIA may subcontract to third parties some of its responsibilities to the Fund under the Administration Agreement and may compensate each such third party that provides such services.
Fee Waiver
For so long as the Fund invests any assets in an affiliated underlying fund (which, for the avoidance of doubt, includes affiliated underlying ETFs), NBIA undertakes to waive a portion of the Fund’s advisory fee equal to (i) the advisory fee it receives from such affiliated underlying fund on those assets, as described in the affiliated underlying fund’s prospectus; or (ii) for any affiliated underlying fund for which NBIA is paid a unitary management fee (as opposed to a separate advisory fee and administration fee), the fees paid to NBIA or its affiliates but excluding the expenses paid by NBIA or its affiliates to third-party service providers of the affiliated underlying fund. This undertaking may not be terminated without the consent of the Board.
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Contractual Expense Limitation
NBIA has contractually undertaken until October 31, 2027, to waive fees and/or reimburse annual operating expenses of the Fund so that its total operating expenses (excluding interest, brokerage commissions, dividend and interest expenses relating to short sales, acquired fund fees and expenses, taxes including any expenses relating to tax reclaims, and extraordinary expenses, if any) (“Operating Expenses”) do not exceed 0.34% of average net assets per annum. Commitment fees relating to borrowings are treated as interest for purposes of this exclusion. Because the contractual undertaking excludes certain expenses, the Fund’s net expenses may exceed its contractual expense limitation. The Fund agrees to repay NBIA out of assets attributable to the Fund any fees waived by NBIA under the expense limitation or any Operating Expenses NBIA reimburses in excess of the expense limitation for the Fund, including those fees and expenses waived or reimbursed for the Target Fund, provided that the repayment does not cause the Fund’s Operating Expenses to exceed the expense limitation in place at the time the fees were waived and/or the expenses were reimbursed, or the expense limitation in place at the time the Fund repays NBIA, whichever is lower. Any such repayment must be made within three years after the year in which NBIA incurred the expense. The current amount subject to recoupment for the Institutional Class of the Target Fund is set forth below along with the expiration date of such recoupment.
Term	Amount Available in Dollars
Expiring 2024	$246,584
Expiring 2025	$319,603
Expiring 2026	$335,300

Portfolio Manager Information
The table below lists the Portfolio Manager(s) of the Fund for which the Portfolio Manager has day-to-day management responsibility.
Portfolio Manager	Fund(s) Managed
Ashok Bhatia	Neuberger Berman Short Duration Income ETF
David M. Brown	Neuberger Berman Short Duration Income ETF
Michael Foster	Neuberger Berman Short Duration Income ETF
Matthew McGinnis	Neuberger Berman Short Duration Income ETF
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Accounts Managed
The table below describes the accounts for which each Portfolio Manager has day-to-day management responsibility as of October 31, 2023.
Type of Account	Number of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based ($ millions)
Ashok Bhatia***
Registered Investment Companies*	4	1,155	-	-
Other Pooled Investment Vehicles	23	10,174	1	2,080
Other Accounts**	38	8,608	2	230

David M. Brown***
Registered Investment Companies*	3	451	-	-
Other Pooled Investment Vehicles	116	28,004	11	2,274
Other Accounts**	359	34,784	4	488

Michael Foster***
Registered Investment Companies*	4	559	-	-
Other Pooled Investment Vehicles	2	44	-	-
Other Accounts**	304	7,265	-	-

Matthew McGinnis***
Registered Investment Companies*	1	81	-	-
Other Pooled Investment Vehicles	2	44	-	-
Other Accounts**	303	7,265	-	-
*Registered Investment Companies include all funds managed by the Portfolio Manager, including the Fund.
**Other Accounts include: Institutional Separate Accounts, Sub-Advised Accounts, and Managed Accounts (WRAP Accounts).
*** A portion of certain accounts may be managed by other Portfolio Managers; however, the total assets of such accounts are included even though the Portfolio Manager listed is not involved in the day-to-day management of the entire account.

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Conflicts of Interest

Actual or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one fund or other account. The management of multiple funds and accounts (including proprietary accounts) may give rise to actual or potential conflicts of interest if the funds and accounts have different or similar objectives, benchmarks, time horizons, and fees, as the Portfolio Manager must allocate his or her time and investment ideas across multiple funds and accounts.  The Portfolio Manager may execute transactions for another fund or account that may adversely impact the value of securities or instruments held by the Fund, and which may include transactions that are directly contrary to the positions taken by the Fund.  For example, a Portfolio Manager may engage in short sales of securities or instruments for another account that are the same type of securities or instruments in which the Fund it manages also invests.  In such a case, the Portfolio Manager could be seen as harming the performance of the Fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities or instruments to fall.  Additionally, if a Portfolio Manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity. There may also be regulatory limitations that prevent the Fund from participating in a transaction that another account or fund managed by the same Portfolio Manager will invest. For example, the 1940 Act prohibits the Fund from participating in certain transactions with certain of its affiliates and from participating in “joint” transactions alongside certain of its affiliates. The prohibition on “joint” transactions may limit the ability of the Fund to participate alongside its affiliates in privately negotiated transactions unless the transaction is otherwise permitted under existing regulatory guidance and may reduce the amount of privately negotiated transactions that the Fund may participate. Further, the Manager may take an investment position or action for a fund or account that may be different from, inconsistent with, or have different rights than (e.g., voting rights, dividend or repayment priorities or other features that may conflict with one another), an action or position taken for one or more other funds or accounts, including the Fund, having similar or different objectives.  A conflict may also be created by investing in different parts of an issuer’s capital structure (e.g., equity or debt, or different positions in the debt structure).  Those positions and actions may adversely impact, or in some instances benefit, one or more affected accounts, including the funds.  Potential conflicts may also arise because portfolio decisions and related actions regarding a position held for a fund or another account may not be in the best interests of a position held by another fund or account having similar or different objectives. If one account were to buy or sell portfolio securities or instruments shortly before another account bought or sold the same securities or instruments, it could affect the price paid or received by the second account.  Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund.  Finally, a conflict of interest may arise if the Manager and a Portfolio Manager have a financial incentive to favor one account over another, such as a performance-based management fee that applies to one account but not all funds or accounts for which the Portfolio Manager is responsible.  In the ordinary course of operations, certain businesses within the Neuberger Berman organization (the “Firm”) will seek access to material non-public information.  For instance, NBIA portfolio managers may obtain and utilize material non-public information in purchasing loans and other debt instruments and certain privately placed or restricted equity instruments. From time to time, NBIA portfolio managers will be offered the opportunity on behalf of applicable clients to participate on a creditors or other similar committee in connection with restructuring or other “work-out” activity, which participation could provide access to material non-public information.  The Firm maintains procedures that address the process by which material non-public information may be acquired intentionally by the Firm. When considering whether to acquire material non-public information, the Firm will attempt to balance the interests of all clients, taking into consideration relevant factors, including the extent of the prohibition on trading that would occur, the size of the Firm’s existing position in the issuer, if any, and the
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value of the information as it relates to the investment decision-making process. The acquisition of material non-public information would likely give rise to a conflict of interest since the Firm may be prohibited from rendering investment advice to clients regarding the securities or instruments of such issuer and thereby potentially limiting the universe of securities or instruments that the Firm, including the Fund, may purchase or potentially limiting the ability of the Firm, including the Fund, to sell such securities or instruments.  Similarly, where the Firm declines access to (or otherwise does not receive or share within the Firm) material non-public information regarding an issuer, the portfolio managers could potentially base investment decisions with respect to assets of such issuer solely on public information, thereby limiting the amount of information available to the portfolio managers in connection with such investment decisions. In determining whether or not to elect to receive material non-public information, the Firm will endeavor to act fairly to its clients as a whole. The Firm reserves the right to decline access to material non-public information, including declining to join a creditors or similar committee.

NBIA and the Fund have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Compensation of Portfolio Managers Our compensation philosophy is one that focuses on rewarding performance and incentivizing our employees.  We are also focused on creating a compensation process that we believe is fair, transparent, and competitive with the market.

Compensation for Portfolio Managers consists of either (i) fixed (salary) and variable (discretionary bonus) compensation but is more heavily weighted on the variable portion of total compensation, (ii) on a production model, whereby formulaic compensation is paid from the team compensation pool on a fixed schedule (typically monthly), or (iii) a combination of salary, bonus and/or production compensation. Compensation is paid from a team compensation pool made available to the portfolio management team with which the Portfolio Manager is associated.  The size of the team compensation pool is determined based on a formula that takes into consideration a number of factors including the pre-tax revenue that is generated by that particular portfolio management team, less certain adjustments. The amount allocated to individual Portfolio Managers is determined on the basis of a variety of criteria, including investment performance (including the aggregate multi-year track record), utilization of central resources (including research, sales and operations/support), business building to further the longer term sustainable success of the investment team, effective team/people management, and overall contribution to the success of Neuberger Berman. Certain Portfolio Managers may manage products other than mutual funds, such as high net worth separate accounts. The share of pre-tax revenue a Portfolio Manager receives pursuant to any such arrangement will vary based on certain revenue thresholds.

The terms of our long-term retention incentives are as follows:

Employee-Owned Equity.  Certain employees (primarily senior leadership and investment professionals) participated in Neuberger Berman’s equity ownership structure, which was launched as part of the firm’s management buyout in 2009 and designed to incentivize and retain key personnel. We currently
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offer an equity acquisition program which allows employees a more direct opportunity to invest in Neuberger Berman.

Contingent Compensation.  Certain employees may participate in the Neuberger Berman Group Contingent Compensation Plan (the “CCP”) to serve as a means to further align the interests of our employees with the success of the firm and the interests of our clients, and to reward continued employment.  Under the CCP, up to 20% of a participant’s annual total compensation in excess of $500,000 is contingent and subject to vesting. The contingent amounts are maintained in a notional account that is tied to the performance of a portfolio of Neuberger Berman investment strategies as specified by the firm on an employee-by-employee basis.  By having a participant’s contingent compensation tied to Neuberger Berman investment strategies, each employee is given further incentive to operate as a prudent risk manager and to collaborate with colleagues to maximize performance across all business areas.  In the case of members of investment teams, including Portfolio Managers, the CCP is currently structured so that such employees have exposure to the investment strategies of their respective teams as well as the broader Neuberger Berman portfolio.

Restrictive Covenants.  Most investment professionals, including Portfolio Managers, are subject to notice periods and restrictive covenants which include employee and client non-solicit restrictions as well as restrictions on the use of confidential information. In addition, depending on participation levels, certain senior professionals who have received equity grants have also agreed to additional notice and transition periods and, in some cases, non-compete restrictions. For confidentiality and privacy reasons, we cannot disclose individual restrictive covenant arrangements.

Ownership of Securities
As of the date of this SAI, the Fund was new and had not yet issued any shares.
Other Investment Companies or Accounts Managed
The investment decisions concerning the Fund and the other registered investment companies managed by NBIA (collectively, “Other NB Funds”) have been and will continue to be made independently of one another. In terms of their investment objectives, most of the Other NB Funds differ from the Fund. Even where the investment objectives are similar, however, the methods used by the Other NB Funds and the Fund to achieve their objectives may differ. The investment results achieved by all of the registered investment companies managed by NBIA have varied from one another in the past and are likely to vary in the future.  In addition, NBIA or its affiliates may manage one or more Other NB Funds or other accounts with similar investment objectives and strategies as the Fund that may have risks that are greater or less than the Fund.

There may be occasions when the Fund and one or more of the Other NB Funds or other accounts managed by NBIA are contemporaneously engaged in purchasing or selling the same securities from or to third parties. When this occurs, the transactions may be aggregated to obtain favorable execution to the extent permitted by applicable law and regulations. The transactions will be allocated according to one or more methods designed to ensure that the allocation is equitable to the funds and accounts involved. Although in some cases this arrangement may have a detrimental effect on the price or volume of the securities as to the Fund, in other cases it is believed that the Fund’s ability to participate in volume transactions may produce better executions for it. In any case, it is the judgment of the Fund Trustees that the desirability of the Fund having its advisory arrangements with NBIA outweighs any disadvantages that may result from contemporaneous transactions.
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The Fund is subject to certain limitations imposed on all advisory clients of NBIA (including the Fund, the Other NB Funds, and other managed funds or accounts) and personnel of NBIA and its affiliates. These include, for example, limits that may be imposed in certain industries or by certain companies, and policies of NBIA that limit the aggregate purchases, by all accounts under management, of the outstanding shares of public companies.

Codes of Ethics
The Fund and NBIA have personal securities trading policies that restrict the personal securities transactions of employees, officers, and Fund Trustees. Their primary purpose is to ensure that personal trading by these individuals does not disadvantage any fund managed by NBIA. The Fund’s Portfolio Managers and other investment personnel who comply with the policies’ preclearance and disclosure procedures may be permitted to purchase, sell or hold certain types of securities which also may be or are held in the funds they advise, but are restricted from trading in close conjunction with their funds or taking personal advantage of investment opportunities that may belong to the funds. Text-only versions of the Codes of Ethics can be viewed online or downloaded from the EDGAR Database on the SEC’s internet web site at www.sec.gov.

Management and Control of NBIA
NBIA is an indirect subsidiary of Neuberger Berman Group LLC (“NBG”). The directors, officers and/or employees of NBIA who are deemed “control persons” of NBIA are: Joseph Amato, Kenneth deRegt, Douglas Kramer, Bradley Tank and Stephen Wright. Mr. Amato is a Trustee of the Trust.

NBG’s voting equity is owned by NBSH Acquisition, LLC (“NBSH”). NBSH is owned by portfolio managers, members of the NBG’s management team and certain of NBG’s key employees and senior professionals.

DISTRIBUTION ARRANGEMENTS
Distributor
Neuberger Berman BD LLC (“Neuberger Berman” or the “Distributor”) serves as the distributor in connection with the continuous offering of the Fund’s shares.
Shares are continuously offered for sale by the Trust through the Distributor or its agent only in Creation Units, as described in the Prospectus and below in the “Creation and Redemption of Creation Units” section of this SAI. Fund shares in amounts less than Creation Units are generally not distributed by the Distributor or its agent. The Distributor or its agent will arrange for the delivery of the prospectus and, upon request, this SAI to persons purchasing Creation Units and will maintain records of both orders placed with it or its agents and confirmations of acceptance furnished by it or its agents.
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The Distributor may enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of Fund shares. Such Soliciting Dealers may also be Authorized Participants, Depository Trust Company (“DTC”) participants and/or investor services organizations.
In connection with the sale of its shares, the Fund has authorized the Distributor to give only the information, and to make only the statements and representations, contained in the Prospectus and this SAI or that properly may be included in sales literature and advertisements in accordance with the 1933 Act, the 1940 Act, and applicable rules of self-regulatory organizations. Sales may be made only by the Prospectus, which may be delivered personally, through the mails, or by electronic means. The Distributor is the Fund’s “principal underwriter” within the meaning of the 1940 Act.
Additional Payments to Financial Intermediaries
The Distributor and/or NBIA and/or their affiliates may pay additional compensation and/or provide incentives (out of their own resources and not as an expense of the Fund) to certain brokers, dealers, or other financial intermediaries (“Financial Intermediaries”) for certain activities related to the Fund, including marketing and education support and the sale of the Fund’s shares.

Such payments (often referred to as revenue sharing payments) are intended to provide additional compensation to Financial Intermediaries for various services, which may include without limitation, participating in joint advertising with a Financial Intermediary, granting the Distributor’s and/or NBIA’s and/or their affiliates’ personnel reasonable access to a Financial Intermediary’s financial advisers and consultants, allowing the Distributor’s and/or NBIA’s and/or their affiliates’ personnel to attend conferences, placing the Fund on the Financial Intermediary’s sales system, preferred or recommended fund list, providing periodic and ongoing education and training of Financial Intermediary personnel regarding the Fund; disseminating to Financial Intermediary personnel information and product marketing materials regarding the Fund; explaining to clients the features and characteristics of the Fund; conducting due diligence regarding the Fund; providing reasonable access to sales meetings, sales representatives and management representatives of a Financial Intermediary; training, due diligence, sales reporting data or information and other promotional incentives, and furnishing marketing support and other services.  The Distributor and/or NBIA and/or their affiliates may make other payments or allow other promotional incentives to Financial Intermediaries to the extent permitted by SEC and FINRA rules and by other applicable laws and regulations.
The level of such payments made to Financial Intermediaries may be a fixed fee or based upon one or more of the following factors: reputation in the industry, ability to attract and retain assets, target markets, customer relationships, quality of service, actual or expected sales, current assets and/or number of accounts of the Fund attributable to the Financial Intermediary, the particular Fund or fund type or other measures as agreed to by the Distributor and/or NBIA and/or their affiliates and the Financial Intermediaries or any combination thereof.  The amount of these payments is determined at the discretion of the Distributor and/or NBIA and/or their affiliates from time to time, may be substantial, and may be different for different Financial Intermediaries based on, for example, the nature of the services provided by the Financial Intermediary.

Receipt of, or the prospect of receiving, this additional compensation, may influence a Financial Intermediary’s recommendation of the Fund.  These payment arrangements, however, will not change the price that an investor pays for Fund shares and will not increase Fund expenses.  You should review your Financial Intermediary’s compensation disclosure and/or talk to your Financial Intermediary to obtain more
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information on how this compensation may have influenced your Financial Intermediary’s recommendation of the Fund.

The Distributor and NBIA and their affiliates are motivated to make the payments described above since they promote the sale of Fund shares and the retention of those investments by clients of Financial Intermediaries.  To the extent Financial Intermediaries sell more shares of the Fund or retain shares of the Fund in their clients’ accounts, NBIA and/or its affiliates benefit from the incremental management and other fees paid to NBIA and/or its affiliates by the Fund with respect to those assets.
ADDITIONAL PURCHASE INFORMATION
Net Asset Value
The NAV per share of the Fund is the total value of Fund assets attributable to shares of the Fund (the market value of the securities the Fund holds plus cash and other assets) minus the liabilities attributable to the Fund, divided by the total number of shares outstanding for the Fund. Because the value of the Fund’s portfolio securities changes every business day, its share price usually changes as well.
The Fund normally calculates its NAV on each day the New York Stock Exchange (the “NYSE Exchange”) is open once daily as of 4:00 P.M., Eastern time. Because the value of the Fund’s portfolio securities changes every business day, its share price usually changes as well. In the event of an emergency or other disruption in trading on the NYSE Exchange, the Fund’s NAV would still normally be determined as of 4:00 P.M., Eastern time. The NYSE Exchange is generally closed on all national holidays and Good Friday; Fund shares will not be priced on those days or other days on which the NYSE Exchange is scheduled to be closed. When the NYSE Exchange is closed for unusual reasons, Fund shares will generally not be priced although the Fund may decide to remain open and in such a case, the Fund would post a notice on www.nb.com/ETF.
The Fund generally values its investments based upon their last reported sale prices, market quotations, or estimates of value provided by an independent pricing service as of the time as of which the Fund’s share price is calculated.
The Fund uses one or more independent pricing services approved by NBIA to value its equity portfolio securities (including exchange-traded derivative instruments and securities issued by ETFs). An independent pricing service values equity portfolio securities (including exchange-traded derivative instruments and securities issued by ETFs) listed on the NYSE Exchange, the NYSE MKT LLC or other national securities exchanges, and other securities or instruments for which market quotations are readily available, at the last reported sale price on the day the securities are being valued. Securities traded primarily on the NASDAQ Stock Market are normally valued by the independent pricing service at the NASDAQ Official Closing Price (“NOCP”) provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the “inside” bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to
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occur before the market closes. If there is no sale of a security or other instrument on a particular day, the independent pricing services may value the security or other instrument based on market quotations.
The Fund uses one or more independent pricing services approved by NBIA to value its debt portfolio securities and other instruments, including certain derivative instruments that do not trade on an exchange. Valuations of debt securities and other instruments provided by an independent pricing service are based on readily available bid quotations or, if quotations are not readily available, by methods that include considerations such as: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Valuations of derivatives that do not trade on an exchange provided by an independent pricing service are based on market data about the underlying investments. Short-term securities with remaining maturities of less than 60 days may be valued at cost, which, when combined with interest earned, approximates market value, unless other factors indicate that this method does not provide an accurate estimate of the short-term security’s value.
NBIA has developed a process to periodically review information provided by independent pricing services for all types of securities.
Investments in non-exchange traded investment companies are valued using the respective fund’s daily calculated NAV per share. The prospectuses for these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.

If a valuation for a security is not available from an independent pricing service or if NBIA believes in good faith that the valuation received does not reflect the amount the Fund might reasonably expect to receive on a current sale of that security, the Fund seeks to obtain quotations from brokers or dealers. If such quotations are not readily available, the Fund may use a fair value estimate made according to methods NBIA has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Pursuant to Rule 2a-5 under the 1940 Act, the Board designated NBIA as the Fund’s valuation designee.  As the Fund’s valuation designee, NBIA is responsible for determining fair value in good faith for any and all Fund investments. The Fund may also use these methods to value certain types of illiquid securities and instruments for which broker quotes are rarely, if ever, available, such as options that are out of the money, or for which no trading activity exists. Fair value pricing generally will be used if the market in which a portfolio security trades closes early or if trading in a particular security was halted during the day and did not resume prior to the Fund’s NAV calculation. Numerous factors may be considered when determining the fair value of a security or other instrument, including available analyst, media or other reports, trading in futures or ADRs, and whether the issuer of the security or other instrument being fair valued has other securities or other instruments outstanding.

The value of the Fund’s investments in foreign securities is generally determined using the same valuation methods used for other Fund investments, as discussed above. Foreign security prices expressed in local currency values are translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern time.
If, after the close of the principal market on which a security is traded and before the time the Fund’s securities are priced that day, an event occurs that NBIA deems likely to cause a material change in the value of that security, NBIA may ascertain a fair value for such security. Such events may include circumstances in which the value of the U.S. markets changes by a percentage deemed significant with respect to the security in question.
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Foreign securities are traded in foreign markets that may be open on days when the NYSE is closed. As a result, the NAV of the Fund may be significantly affected on days when shareholders do not have access to the Fund.
Under the 1940 Act, the Fund is required to act in good faith in determining the fair value of portfolio securities. The SEC has recognized that a security’s valuation may differ depending on the method used for determining value. The fair value ascertained for a security is an estimate and there is no assurance, given the limited information available at the time of fair valuation, that a security’s fair value will be the same as or close to the subsequent opening market price for that security.
NBIA has approved the use of ICE Data Service (“ICE”) to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, ICE will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors.  NBIA has also approved the use of ICE to evaluate the prices of foreign income securities as of the time as of which the Fund’s share price is calculated.  ICE utilizes benchmark spread and yield curves and evaluates available market activity from the local close to the time as of which the Fund’s share price is calculated to assist in determining prices for certain foreign income securities. In the case of both foreign equity and foreign income securities, in the absence of precise information about the market values of these foreign securities as of the time as of which the Fund’s share price is calculated, NBIA has determined on the basis of available data that prices adjusted or evaluated in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. Foreign securities are traded in foreign markets that may be open on days when the NYSE is closed. As a result, the NAV of the Fund may be significantly affected on days when shareholders do not have access to the Fund.
EXCHANGE LISTING AND TRADING
A discussion of exchange listing and trading matters associated with an investment in the Fund is contained in the Prospectus. The discussion below supplements, and should be read in conjunction with, such sections of the Prospectus.
The shares of the Fund are listed and traded on the Exchange identified on the cover of this SAI at trading prices that may differ from the Fund’s NAV. There can be no assurance that the Exchange requirements necessary to maintain the listing of the shares of the Fund will continue to be met. The Exchange may, but is not required to, remove the shares of the Fund from listing if, among other matters: (i) the Exchange becomes aware that the Fund is no longer eligible to operate in reliance on Rule 6c-11 of the Investment Company Act; (ii) if the Fund no longer complies with the requirements set forth by the Exchange; (iii) following the initial 12-month period after commencement of trading of the Fund, there are fewer than fifty (50) Beneficial Owners (as that term is defined below) of the shares of the Fund; or (iv) such other event shall occur or condition exist that, in the opinion of the Exchange, makes further dealings on the
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Exchange inadvisable. The Exchange will remove the shares of the Fund from listing and trading upon termination of the Fund.
Trading prices of Shares on the Exchange may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.
As in the case of other stocks traded on the Exchange, broker’s commissions on purchases or sales of shares in market transactions will be based on investors’ negotiated commission rates.
The Trust reserves the right to adjust the price levels of shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund or the total value of an investor’s investment in the Fund.
BOOK ENTRY ONLY SYSTEM
The information below supplements and should be read in conjunction with the Prospectus.
The Depository Trust Company (“DTC”) acts as securities depository for the Fund’s shares. Shares of the Fund are represented by securities registered in the name of the DTC or its nominee, Cede & Co., and deposited with, or on behalf of, the DTC.
The DTC, a limited-purpose trust company, was created to hold securities of its participants (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities’ certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own the DTC. More specifically, the DTC is owned by a number of its DTC Participants, by the Exchange, and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).
Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by the DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in Fund shares.
Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and the DTC, the DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of the Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such
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form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.
Share distributions shall be made to the DTC or its nominee, Cede & Co., as the registered holder of all shares. The DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of the Fund as shown on the records of the DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.
The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between the DTC and DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.
The DTC may decide to discontinue providing its service with respect to shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for the DTC to perform its functions at a comparable cost.
CREATION AND REDEMPTION OF CREATION UNITS
General
The Trust issues and redeems shares of the Fund only in Creation Units on a continuous basis through the Distributor, without a sales load but subject to the transaction fees described below, at the NAV next determined after receipt, on any Business Day (as defined below), of an order in proper form. A “Business Day”, as used herein, is any day on which the NYSE is open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
Currently, the number of shares that constitutes a Creation Unit is 25,000 shares. In its discretion, the Trust reserves the right to increase or decrease the number of the Fund’s shares that constitute a Creation Unit. The Board reserves the right to declare a split or a consolidation in the number of shares outstanding of the Fund, and to make changes in the number of shares constituting a Creation Unit, including in the event
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that the per share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.
Creation Units may be purchased and redeemed only by or through a DTC Participant that has entered into an Authorized Participant Agreement with the Distributor (an “Authorized Participant”). Such Authorized Participant will agree, pursuant to the terms of such Authorized Participant Agreement and on behalf of itself or any investor on whose behalf it will act, to certain conditions, including those set forth below, the Authorized Participant Agreement and any handbook or similar document governing the Authorized Participants (collectively, the “AP Agreement”). Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant to purchase or redeem Creation Units. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an Authorized Participant Agreement with the Distributor and that Creation Unit orders may have to be placed by the investor’s broker through an Authorized Participant. As a result, orders placed through an Authorized Participant may result in additional charges to such investor.  A list of current Authorized Participants may be obtained from the Distributor.
Investors who are not Authorized Participants may purchase and sell shares of the Fund through an Authorized Participant or on the secondary market.
Because the portfolio securities of the Fund may trade on days that the NYSE Exchange is closed or are otherwise not Business Days for the Fund, shareholders may not be able to purchase or redeem their shares of the Fund, or purchase or sell shares of the Fund on the Exchange, on days when the NAV of the Fund could be significantly affected by events in the relevant non-U.S. markets.
Custom Baskets
The Basket of securities comprising a Fund Deposit and a Fund Redemption (each, as defined below) may be representative of the Fund’s portfolio holdings; or the Fund may utilize “Custom Baskets” provided that certain conditions are met. A Custom Basket is (i) a Basket that is composed of a non-representative selection of the Fund’s portfolio holdings, or (ii) a representative Basket that is different from the initial Basket used in transactions on the same business day. The Trust has adopted policies and procedures that govern the construction and acceptance of Baskets, including heightened requirements for Custom Baskets. Such policies and procedures provide detailed parameters for the construction and acceptance of Custom Baskets, establish processes for revisions to, or deviations from, such parameters, and specify the titles and roles of the employees of the Manager who are required to review each Custom Basket for compliance with those parameters. In connection with the construction and acceptance of Custom Baskets, the Manager may consider various factors, including, but not limited to: (1) whether the securities, assets and other positions comprising a Basket are consistent with the Fund’s investment objective, policies and disclosure; (2) whether the securities, assets and other positions can legally and readily be acquired, transferred and held by the Fund and/or Authorized Participant(s), as applicable; (3) whether the Custom Basket increases the liquidity of the Fund’s portfolio, noting that a Custom Basket may not be accepted which adversely affects the liquidity position of the Fund’s portfolio when other Basket options exist (4) whether and to what extent to include cash in the Basket; (5) whether the use of Custom Baskets may reduce costs, increase (tax) efficiency and improve trading in Fund shares; and (6) with respect to index-based strategies, whether the securities, assets and other positions aid the Fund to track its underlying index.  The policies and procedures apply different criteria to different types of Custom Baskets in order to mitigate against potential overreaching by an Authorized Participant, although there is no guarantee that such policies and procedures will be effective.
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Purchases of Creation Units
The consideration for the purchase of Creation Units of the Fund consists of an in-kind deposit of a designated portfolio of securities (“Deposit Securities”) or cash for all or any portion of such securities (“Deposit Cash”) (collectively, the “Deposit Basket”) and the Cash Component, which is an amount equal to the difference between the aggregate NAV of a Creation Unit and the Deposit Basket.  Together, the Deposit Basket and the Cash Component constitute the “Fund Deposit.”
The Custodian or the Manager normally makes available through the National Securities Clearing Corporation (“NSCC”) on each Business Day, prior to the opening of regular trading on the Exchange, the estimated amount of the Cash Component to be included in the Fund Deposit for the day along with the list of names and number of shares of each security in a pro rata slice of the portfolio, which normally represents the Deposit Securities and Deposit Cash in the day’s Fund Deposit. Such Fund Deposit will normally applicable, subject to any adjustments as described below, in order to effect purchases of Creation Units of the Fund until such time as the next-announced Fund Deposit is made available.  The means by which the Deposit Basket and Cash Component are to be delivered by the Authorized Participant to the Fund are set forth in the AP Agreement, except to the extent the Distributor and the Authorized Participant otherwise agree.  Fund shares will be settled through the DTC system.
The identity and number of shares of the Deposit Securities change pursuant to, among other matters, changes in the composition of the Fund’s portfolio and as rebalancing adjustments and corporate action events are reflected from time to time.
 Cash purchases of Creation Units will be effected in essentially the same manner as in-kind purchases. The Authorized Participant will pay the cash equivalent of the Deposit Securities as Deposit Cash plus or minus the same Cash Component.
NBIA, on behalf of the Fund, will convert subscriptions that are made in whole or in part in cash, including Deposit Cash, into the relevant foreign currency prior to investment at the applicable exchange rate and subject to the applicable spread. Those purchasing Creation Units of the Fund bear the risk associated with changes in the currency exchange rate between the time they place their order and the time that the Fund converts any cash received into foreign investments.
Placement of Purchase Orders
For a purchase order to be processed based on the NAV calculated on a particular Business Day, the purchase order must be received in proper form and accepted by the Trust prior to the time as of which the NAV is calculated (“Cutoff Time”).  Investors who are not Authorized Participants and seek to place a purchase order for a Creation Unit through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Distributor by the Cutoff Time on such Business Day. Custom Orders must normally be received in proper form and accepted by the Trust at least two hours prior to Cutoff Time.
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The AP Agreement sets forth the different methods whereby Authorized Participants can submit purchase orders.  A purchase order is considered to be in “proper form” if a request in a form satisfactory to the Fund is (1) received by the Distributor from an Authorized Participant on behalf of itself or another person within the time period set above, and (2) all the procedures and other requirements applicable to the method used by the Authorized Participant to submit the purchase order, such as, in the case of purchase orders submitted through the Transfer Agent’s online order taking portal, the completion of all required fields, including as set forth in the AP Agreement are properly followed.
Creation Unit orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor. Economic or market disruptions or changes, or telephone or other communication failure, may impede transmissions between the Distributor and an Authorized Participant. Orders to create shares of the Fund that are submitted on the Business Day immediately preceding a holiday or a day (other than a weekend) when the securities markets in a foreign market in which the Fund may invest are closed may not be accepted or may be charged the maximum transaction fee. A Purchase order, if accepted by the Trust, will be processed based on the NAV as of the next Cutoff Time.
Acceptance of Orders for, and Issuance of, Creation Units
All questions as to whether an order has been submitted in proper form and the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Fund and the Fund’s determination shall be final and binding.
The Fund reserves the right to reject or revoke acceptance of a creation order, for any reason, provided that such action is not in contravention of Rule 6c-11. For example, the Fund may reject or revoke acceptance of a creation order including, but not limited to, when (i) the order is not in proper form; (ii) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (iii) the Deposit Securities delivered do not conform to the identity and number of shares specified; (iv) acceptance of the Fund Deposit is not legally required or would, in the opinion of counsel, be unlawful; or (v) circumstances outside the control of the Fund, the Distributor and NBIA make it impracticable to process purchase orders. The Distributor shall notify a prospective purchaser of a Creation Unit and/or the Authorized Participant acting on behalf of such purchaser of the rejection or revocation of acceptance of such order. The Fund, the Custodian, the sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for failure to give such notification.
Except as provided in the following paragraph, a Creation Unit will not be issued until the transfer of good title to the Fund of the Deposit Securities and the payment of the Cash Component, Deposit Cash and creation transaction fees have been completed. In this regard, the Custodian will require, prior to the issuance of a Creation Unit, that the sub-custodian confirm to the Custodian that the Deposit Securities have been delivered to the account of the Fund at the sub-custodian(s). If the Fund does not receive the foregoing by the time specified herein the Creation Unit may not be delivered or the purchase order may be rejected.
The Fund may issue Creation Units to an Authorized Participant, notwithstanding the fact that all Deposit Securities have not been received, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant’s delivery and maintenance of collateral having a value of up to 115% of the value of the missing Deposit Securities. The only collateral that is acceptable is cash in U.S. dollars. Such cash
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collateral must be delivered no later than 2:00 p.m., Eastern Time on the contractual settlement date of the Creation Unit(s). The Fund may buy the missing Deposit Securities at any time, and the Authorized Participant will be liable for any shortfall between the cost to the Fund of purchasing such securities and the cash collateral. In addition, the cash collateral may be invested at the risk of the Authorized Participant, and any income on invested cash collateral will be paid to that Authorized Participant. Information concerning the Fund’s current procedures for collateralization of missing Deposit Securities is available from the Distributor.
In certain cases, an Authorized Participant may create and redeem Creation Units on the same trade date. In these instances, the Fund reserves the right to settle these transactions on a net basis or require a representation from the Authorized Participant that the creation and redemption transactions are for separate Beneficial Owners.
Once the Fund has accepted a purchase order, upon the next determination of the NAV of the shares, the Fund may confirm the issuance of a Creation Unit, against receipt of payment, at such NAV. The Distributor will then transmit a confirmation of acceptance to the Authorized Participant that placed the order. Creation Units typically are settled on a “T+2” basis (i.e., two Business Days after trade date), subject to certain exceptions. Effective May 28, 2024, Creation Units for the Fund typically will be settled on a “T+1” basis (i.e., one Business Day after trade date), unless the Fund and Authorized Participant agree to a different Settlement Date.  However, the Fund reserves the right to settle Creation Unit transactions on a basis other than T+2 (or T+1 effective May 28, 2024), including in order to accommodate non-U.S. market holiday schedules, closures and settlement cycles, and to account for different treatment among non-U.S. and U.S. markets of dividend record dates and ex-dividend dates.
Creation Transaction Fees
A standard creation transaction fee is imposed to offset transfer and other costs associated with the issuance of Creation Units. The standard creation transaction fee is charged to the Authorized Participant on the day such Authorized Participant creates a Creation Unit, and is the same, regardless of the number of Creation Units purchased by the Authorized Participant on the applicable Business Day.
The Authorized Participant may also be required to pay a variable transaction fee (up to the maximum amount shown in the table below) to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses. Authorized Participants will also bear the costs of transferring the Deposit Securities, including any stamp duty or other similar fees and expenses.
The standard creation transaction fee and maximum variable transaction fee for a Creation Unit are set forth below:
FUND	STANDARD TRANSACTION FEE	MAXIMUM VARIABLE TRANSACTION FEE*
Short Duration Income ETF	$125 (in-kind transaction) $100 (cash transaction)	2%
* As a percentage of the Creation Unit(s) purchased.
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The Manager may adjust the transactions fees from time to time based on actual experience.
Redemptions of Creation Units
The consideration paid by the Fund for the redemption of Creation Units consists of an in-kind basket of designated securities (“Redemption Securities”) or cash for all or any portion of such securities (“Redemption Cash”) (collectively, the “Fund Securities”) and the Cash Component, which is an amount equal to the difference between the aggregate NAV of a Creation Unit and the Fund Securities.  Together, the Fund Securities and the Cash Component constitute the “Fund Redemption.”
The Custodian or the Manager normally makes available through NSCC on each Business Day, prior to the opening of regular trading on the Exchange, the estimated amount of the Cash Component to be included in a Fund Redemption for the day along with the list of names and the number of shares of in a pro rata slice of the portfolio, which normally represents the Redemption Securities and Redemption Cash in the day’s Fund Redemption. Such Fund Redemption is applicable, subject to any adjustments as described below, for redemptions of Creation Units of the Fund until such time as the next-announced Fund Redemption is made available. The delivery of Fund shares will be settled through the DTC system.  The means by which the Fund Securities and Cash Component are to be delivered to the Authorized Participant by the Fund are set forth in the AP Agreement, except to the extent the Distributor and the Authorized Participant otherwise agree.
The identity and number of shares of the Redemption Securities change pursuant to, among other matters, changes in the composition of the Fund’s portfolio and as rebalancing adjustments and corporate action events are reflected from time to time. The composition of the Redemption Securities may also change in response to adjustments to the weighting or composition of the component securities constituting the Fund’s Underlying Index and may not be the same as the Deposit Securities.
Cash redemptions of Creation Units will be effected in essentially the same manner as in-kind redemptions. The Authorized Participant will receive the cash equivalent of the Fund Securities as Redemption Cash plus or minus the same Cash Component.
NBIA, on behalf of the Fund, may sell investments denominated in foreign currencies and convert such proceeds into U.S. Dollars at the applicable exchange rate and subject to the applicable spread for redemptions that are made in whole or in part for cash, including Redemption Cash. Those redeeming Creation Units of the Fund bear the risk associated with changes in the currency exchange rate between the time they place their order and the time that the Fund converts any investments into U.S. Dollars.
Placement of Redemption Orders
For a redemption order to be processed based on the NAV calculated on a particular Business Day, the order must be received in proper form and accepted by the Trust prior to the time as of which the NAV is calculated (“Cutoff Time”).  Investors who are not Authorized Participants and seek to place a redemption order for a Creation Unit through an Authorized Participant should allow sufficient time to permit proper submission of the redemption order to the Distributor by the Cutoff Time on such Business Day. Custom Orders must be received in proper form and accepted by the Trust at least two hours prior to Cutoff Time.
The AP Agreement sets forth the different methods whereby Authorized Participants can submit purchase or redemption requests.  A purchase or redemption request is considered to be in “proper form” if
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a request in a form satisfactory to the Fund is (1) received by the Distributor from an Authorized Participant on behalf of itself or another person within the time period set above, and (2) all the procedures and other requirements applicable to the method used by the Authorized Participant to submit the purchase or redemption order, such as, in the case of purchase or redemption orders submitted through the Transfer Agent’s website, the completion of all required fields, and including as set forth in the AP Agreement are properly followed.
Creation Unit orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor. Economic or market disruptions or changes, or telephone or other communication failure, may impede transmissions between the Distributor and an Authorized Participant. Orders to redeem shares of the Fund that are submitted on the Business Day immediately preceding a holiday or a day (other than a weekend) when the securities markets in a foreign market in which the Fund may invest are closed may be charged the maximum transaction fee. A purchase or redemption request, if accepted by the Trust, will be processed based on the NAV as of the next Cutoff Time.
Acceptance of Orders for, and Redemption of, Creation Units
All questions as to whether an order has been submitted in proper form and the requisite number of Fund shares and transaction fees have been delivered shall be determined by the Fund, and the Fund’s determination shall be final and binding.
The Fund reserves the absolute right to reject a redemption order if the order is not in proper form. In addition, the right of redemption may be suspended or the date of payment postponed with respect to the Fund (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings), (ii) for any period during which trading on the NYSE is suspended or restricted, (iii) for any period during which an emergency exists as a result of which disposal of the shares of the Fund’s portfolio securities or determination of its NAV is not reasonably practicable; or (iv) in such other circumstance as is permitted by the SEC. The Fund or Distributor will notify the Authorized Participant of such rejection, but the Fund, Custodian, sub-custodian and Distributor shall not be liable for any failure to give such notification.
The payment by the Fund of the Fund Securities, including Redemption Securities, Redemption Cash, and Cash Component will not be issued until the transfer of the Creation Unit(s) and the applicable redemption transaction fees has been completed. If the Transfer Agent does not receive the investor’s shares through DTC’s facilities and the applicable redemption transaction fees by the required time, the redemption request may be rejected.
To the extent contemplated by the AP Agreement, in the event the Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit to be redeemed to the Fund’s Transfer Agent, the Transfer Agent may nonetheless accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking may be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash having a value (marked to market daily) of up to 115% of the value of the missing shares, which the Trust may change from time to time.  The current procedures for collateralization of missing shares require, among other things, that any cash collateral shall be in the form of U.S. dollars in immediately
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available funds and shall be held by the Custodian and marked to market daily, and that the fees of the Custodian and any sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The AP Agreement will permit the Trust, on behalf of the Fund, to purchase the missing shares at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such shares and the value of the collateral.
A redeeming Beneficial Owner or Authorized Participant acting on behalf of such Beneficial Owner must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction where Redemption Securities are customarily traded and will be delivered.  If neither the redeeming Beneficial Owner nor the Authorized Participant acting on behalf of such redeeming Beneficial Owner has appropriate arrangements to take delivery of Redemption Securities in the applicable non-U.S. jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of Redemption Securities in such jurisdiction, the Trust may redeem shares in Redemption Cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds as Redemption Cash. In addition, because redemptions of shares for Redemption Securities will be subject to compliance with applicable U.S. federal and state securities laws, the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Fund cannot lawfully deliver specific Redemption Securities or cannot do so without first registering a Fund Security under such laws.  All such redemptions will involve Custom Baskets, subject to the Trust’s policies and procedures governing Custom Baskets.
Once the Fund has accepted a redemption order, upon the next determination of the NAV of the shares, the Fund may confirm the redemption of a Creation Unit, against receipt of payment, at such NAV. The Distributor will then transmit a confirmation of acceptance to the Authorized Participant that placed the order. Deliveries of redemption proceeds by the Fund typically are settled on a “T+2” basis (i.e., two Business Days after trade date), but may be made up to seven days later, particularly in stressed market conditions. The Fund reserves the right to settle in-kind redemption transactions involving foreign securities up to 15 days later to accommodate non-U.S. market holiday schedules (see below for further information), closures and settlement cycles, to account for different treatment among non-U.S. and U.S. markets of dividend record dates and dividend ex-dates (i.e., the last date the holder of a security can sell the security and still receive dividends payable on the security sold), and in certain other circumstances. Effective May 28, 2024, redemptions for Creation Units for the Fund typically will be settled on a “T+1” basis (i.e., one Business Day after trade date), unless the Fund and Authorized Participant agree to a different Settlement Date.
In certain cases, an Authorized Participant may create and redeem Creation Units on the same trade date. In these instances, the Fund reserves the right to settle these transactions on a net basis or require a representation from the Authorized Participant that the creation and redemption transactions are for separate Beneficial Owners.
Redemption Transaction Fees
A standard redemption transaction fee is imposed to offset transfer and other costs associated with the redemption of Creation Units. The standard redemption transaction fee is charged to the Authorized Participant on the day such Authorized Participant redeems a Creation Unit, and is the same regardless of the number of Creation Units redeemed by an Authorized Participant on the applicable Business Day.
The Authorized Participant may also be required to pay a variable transaction fee (up to the maximum amount shown in the table below) to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses.  Authorized Participants will also bear the costs of transferring the
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Redemption Securities, including any stamp duty or other similar fees and expenses.  Investors who use the services of a broker or other financial intermediary may be charged a fee for such services.
The standard redemption transaction fee and maximum variable transaction fee for a Creation Unit are set forth below:
FUND	STANDARD TRANSACTION FEE	MAXIMUM VARIABLE TRANSACTION FEE*
Short Duration Income ETF	$250 (in-kind transaction) $100 (cash transaction)	2%
* As a percentage of the Creation Unit(s) redeemed.
The Manager may adjust the transactions fees from time to time based on actual experience.
Taxation on Creations and Redemptions of Creation Units
An Authorized Participant generally will recognize either gain or loss upon the exchange of Deposit Securities for Creation Units. This gain or loss will generally equal the difference between (i) the sum of the market value of the Creation Units at the time of the exchange and any net amount of cash received by the Authorized Participant in the exchange and (ii) the sum of the Authorized Participant’s aggregate basis in the Deposit Securities exchanged therefor and any net amount of cash paid for the Creation Units. However, the U.S. Internal Revenue Service (the “Service”) may apply the wash sales rules to determine that any loss realized upon the exchange of Deposit Securities for Creation Units is not currently deductible. Authorized Participants should consult their own tax advisers.
Current U.S. federal tax laws dictate that capital gain or loss realized from the redemption of Creation Units will generally create long-term capital gain or loss if the Authorized Participant holds the Creation Units for more than one year, or short-term capital gain or loss if the Creation Units were held for one year or less, if the Creation Units are held as capital assets.
Postponement of Redemptions
For every occurrence of one or more intervening holidays in the applicable non-U.S. market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a non-U.S. market due to emergencies may also prevent the Trust from delivering securities within normal settlement period. The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with non-U.S. market holiday schedules, will require a delivery process longer than seven calendar days, in certain circumstances, but in no event longer than 15 calendar days.
The right of redemption may also be suspended or the date of payment postponed (1) for any period during which the relevant Exchange is closed (other than customary weekend and holiday closings); (2) for
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any period during which trading on the relevant Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of its NAV is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.
DIVIDENDS AND OTHER DISTRIBUTIONS
The Fund generally intends to pay out dividends to its shareholders from its net investment income, if any, monthly. The Fund’s net investment income, for financial accounting purposes, consists of all income accrued on its assets less accrued expenses but does not include net capital and foreign currency gains and losses. Net investment income and realized gains and losses of the Fund are reflected in its NAV until they are distributed. The Fund also distributes its net realized capital gains, if any, to investors annually.  The Fund may make distributions on a more frequent basis. The Fund may occasionally be required to make supplemental distributions at some other time during the year. No dividend reinvestment service is provided by the Trust.  Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom you purchased shares makes such option available. Your broker is responsible for distributing the income and capital gain distributions to you.
The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable.
ADDITIONAL TAX INFORMATION
Taxation of the Fund
The Fund intends to qualify each taxable year for treatment as a RIC.  To qualify for treatment as a RIC, the Fund, which is treated as a separate corporation for federal tax purposes, must distribute to its shareholders for each taxable year at least the sum of (1) 90% of its investment company taxable income (consisting generally of net investment income, the excess of net short-term capital gain over net long-term capital loss, and net gains and losses from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) plus (2) 90% of its net interest income excludable from gross income under section 103(a) of the Code (“Distribution Requirement”) and must meet several additional requirements. With respect to the Fund, these requirements include the following:
(1) the Fund must derive at least 90% of its gross income each taxable year from (a) dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from certain Financial Instruments) derived with respect to its business of investing in securities or those currencies (“Qualifying Other Income”) and (b) net income from an interest in a “qualified publicly traded partnership” (i.e., a “publicly traded partnership” that is treated as a partnership for federal tax purposes and satisfies certain qualifying income requirements but derives less than 90% of its gross income from the items described in clause (a)) ( “QPTP”) (“Income Requirement”); and
(2) at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the value of its total assets must be represented by cash and cash items, Government securities, securities of other RICs, and other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities (equity securities of QPTPs being considered voting securities for these
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purposes), and (b) not more than 25% of the value of its total assets may be invested in (i) the securities (other than Government securities or securities of other RICs) of any one issuer, (ii) the securities (other than securities of other RICs) of two or more issuers the Fund controls (by owning 20% or more of their voting power) that are determined to be engaged in the same, similar, or related trades or businesses, or (iii) the securities of one or more QPTPs (collectively, “Diversification Requirements”).
If the Fund invests cash collateral received in connection with securities lending in an unregistered fund (as noted above under “Investment Information -- Cash Management and Temporary Defensive Positions”), the Fund generally will be treated as (1) owning a proportionate share of the unregistered fund’s assets for purposes of determining the Fund’s compliance with the Diversification Requirements and certain other provisions (including the provision that permits it to enable its shareholders to get the benefit of foreign taxes it pays, as described below) and (2) being entitled to the income on that share for purposes of determining whether it satisfies the Income Requirement.
By qualifying for treatment as a RIC, the Fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. If the Fund failed to qualify for that treatment for any taxable year -- either (1) by failing to satisfy the Distribution Requirement, even if it satisfied the Income and Diversification Requirements, or (2) by failing to satisfy the Income Requirement and/or either Diversification Requirement and was unable, or determined not, to avail itself of Code provisions that enable a RIC to cure a failure to satisfy any of the Income and Diversification Requirements as long as the failure “is due to reasonable cause and not due to willful neglect” and the RIC pays a deductible tax calculated in accordance with those provisions and meets certain other requirements -- then, (a) the Fund would be taxed on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (b) the shareholders would treat all those distributions, including distributions of net capital gain, and amounts that otherwise would be “exempt-interest dividends” (described below), as ordinary dividends to the extent of the Fund’s earnings and profits. Those dividends would be taxable as ordinary income, except that, for individual and certain other non-corporate shareholders (each, an “individual shareholder”), the part thereof that is “qualified dividend income” (as described in the Prospectus) (“QDI”) would be taxable for federal tax purposes at the rates for net capital gain -- a maximum of 15% for a single shareholder with taxable income not exceeding $518,900, or $583,750 for married shareholders filing jointly, and 20% for individual shareholders with taxable income exceeding those respective amounts, which apply for 2024 and will be adjusted for inflation annually. In the case of corporate shareholders that meet certain holding period and other requirements regarding their Fund shares, all or part of those dividends would be eligible for the dividends-received deduction available to corporations (“DRD”).  In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.
The Fund will be subject to a nondeductible 4% excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ended on October 31 of that year, plus certain other amounts. The Fund intends to continue to make sufficient distributions each year to avoid liability for the Excise Tax.
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The Fund’s use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses it realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from certain Financial Instruments the Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as Qualifying Other Income.
Some futures contracts, certain foreign currency contracts, and “nonequity” options (i.e., certain listed options, such as those on a “broad-based” securities index) ‑‑ except any “securities futures contract” that is not a “dealer securities futures contract” (both as defined in the Code) and any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement ‑‑ in which the Fund invests may be subject to Code section 1256 (collectively, “Section 1256 contracts”). Any Section 1256 contracts the Fund holds at the end of its taxable year (and generally for purposes of the Excise Tax, on October 31 of each year) must be “marked to market” (that is, treated as having been sold at that time for their fair market value) for federal tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized as a result of these deemed sales, and 60% of any net realized gain or loss from any actual sales, of Section 1256 contracts are treated as long-term capital gain or loss; the remainder is treated as short-term capital gain or loss. These rules may operate to increase the amount that the Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income when distributed to them, and to increase the net capital gain the Fund recognizes, without in either case increasing the cash available to it. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax. The Fund may elect to exclude certain transactions from the operation of these rules, although doing so may have the effect of increasing the relative proportion of short-term capital gain (taxable to its shareholders as ordinary income when distributed to them) and/or increasing the amount of dividends it must distribute to meet the Distribution Requirement and avoid imposition of the Excise Tax.

The premium the Fund receives for writing (selling) a put or call option is not included in gross income at the time of receipt. If an option written (sold) by the Fund expires, it realizes a short-term capital gain equal to the amount of the premium it received for writing the option. If the Fund terminates its obligations under such an option by entering into a closing transaction, it realizes a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than that amount. If a call written by the Fund is exercised, it is treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price it receives on the exercise plus the premium it received when it wrote the option is more or less than its basis in the underlying security.
The Fund may invest in bonds that are purchased, generally not on their original issue, with “market discount” (that is, at a price less than the bond’s principal amount or, in the case of a bond that was issued with OID, a price less than the amount of the issue price plus accrued OID) (“market discount bonds”). Market discount less than the product of (1) 0.25% of the redemption price at maturity times (2) the number of complete years to maturity after the Fund acquired the bond is disregarded. Market discount generally is accrued ratably, on a daily basis, over the period from the acquisition date to the date of maturity. Gain on the disposition of a market discount bond, other than a bond with a fixed maturity date within one year from its issuance, generally is treated as ordinary (taxable) income, rather than capital gain, to the extent of the bond’s accrued market discount at the time of disposition. In lieu of treating the disposition gain as described
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above, a Fund may elect to include market discount in its gross income currently, for each taxable year to which it is attributable.
The Fund may acquire zero coupon or other securities issued with OID, as well as pay-in-kind securities, which pay “interest” through the issuance of additional securities, and U.S. TIPS, the principal value of which is adjusted daily in accordance with changes in the CPI-U. As a holder of those securities, the Fund must include in gross income (or take into account, in the case of municipal OID securities) the OID that accrues on the securities during the taxable year, as well as such “interest” received on pay-in-kind securities and principal adjustments on U.S. TIPS, even if it receives no corresponding payment on them during the year. Because the Fund annually must distribute substantially all of its investment company taxable income, and net exempt interest income, including any accrued OID and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, the Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Fund’s cash assets or, if necessary, from the proceeds of sales of its securities. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.
If the Fund has an “appreciated financial position” -- generally, an interest (including an interest through an option, futures or forward contract, or short sale) with respect to any stock, debt instrument (other than “straight debt”), or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a “constructive sale” of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract, or a futures or forward contract the Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any Fund’s transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale of, or granting an option to buy substantially identical stock or securities).
The Fund may sustain net capital losses (i.e., realized capital losses in excess of realized capital gains, whether short-term or long-term) for a taxable year.  The Fund’s net capital losses, if any, cannot be used by its shareholders (i.e., they do not flow through to its shareholders). Rather, the Fund may use its net capital losses realized in a particular taxable year, subject to applicable limitations, to offset its net capital gains realized in one or more subsequent taxable years (a “capital loss carryover”) -- realized net capital losses may not be “carried back” -- without being required to distribute those gains to its shareholders.  Capital loss carryovers may be applied against realized capital gains in each succeeding taxable year, until they have been reduced to zero.
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The Fund’s capital loss carryovers may be carried forward indefinitely.  Capital losses carried over retain their character as either short-term or long-term capital losses.
Since the Fund has not commenced operations as of the date of this SAI, the Fund has not had any capital loss carryforwards.
As of October 31, 2023, the Target Fund had capital loss carryforwards of approximately $12,496,073. This loss carryforward is available to offset future realized net capital gains.
The Fund may retain or distribute its net capital gain for each taxable year.  If the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the corporate income tax rate. If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.
Dividends and interest the Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions (“foreign taxes”) that would reduce the total return on its investments. Tax treaties between certain countries and the United States may reduce or eliminate those taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.
 Under Code section 988, gains or losses (1) from the disposition of foreign currencies, including forward contracts, (2) except in certain circumstances, from Financial Instruments on or involving foreign currencies and from notional principal contracts (e.g., swaps, caps, floors, and collars) involving payments denominated in foreign currencies, (3) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security, and (4) that are attributable to exchange rate fluctuations between the time the Fund accrues interest, dividends, or other receivables or expenses or other liabilities denominated in a foreign currency and the time it actually collects the receivables or pays the liabilities generally will be treated as ordinary income or loss. These gains or losses will increase or decrease the amount of the Fund’s investment company taxable income to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of its net capital gain. If the Fund’s section 988 losses exceed other investment company taxable income for a taxable year, the Fund would not be able to distribute any dividends, and any distributions made during that year before the losses were realized would be recharacterized as a “return of capital” to shareholders, rather than as a dividend, thereby reducing each shareholder’s basis in his or her Fund shares and/or resulting in some shareholders’ recognition of capital gain. Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund will do so from time to time, incurring the costs of currency conversion.
Taxation of the Fund’s Shareholders
The following discussion of certain U.S. federal income tax consequences of investing in the Fund is based on the Code, U.S. Treasury regulations, and other applicable authority, all as in effect as of the date of the filing of this SAI. These authorities are subject to change by legislative or administrative action,
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possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal income tax considerations generally applicable to investments in the Fund. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisers regarding their particular situation and the possible application of foreign, state, and local tax laws.

The Fund receives ordinary income generally in the form of dividends and/or interest on its investments. The Fund may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Fund’s earnings and profits. In the case of the Fund whose strategy includes investing in stocks of corporations, a portion of the income dividends paid by the Fund may be qualified dividend income eligible to be taxed at reduced rates.
 At the time of your purchase of shares, the Fund’s NAV may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of Fund securities held by the Fund. A subsequent distribution of such amounts, although constituting a return of your investment, would be taxable, and would be taxed as ordinary income (some portion of which may be taxed as qualified dividend income), capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.  The Fund may be able to reduce the amount of such distributions from capital gains by utilizing its capital loss carryovers, if any.

Dividends and other distributions by the Fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, if any dividend or distribution is declared by the Fund in October, November or December of any calendar year and payable to its shareholders of record on a specified date in such a month but is actually paid during the following January, such dividend or distribution will be deemed to have been received by each shareholder on December 31 of the year in which the dividend was declared.

For U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly), a 3.8% Medicare contribution tax will apply on all or a portion of their “net investment income,” including interest, dividends, and capital gains, which generally includes taxable distributions received from the Fund. This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

A sale or exchange of shares in the Fund may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if shares of the same
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Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

As noted above, for U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly), a 3.8% Medicare contribution tax will apply on “net investment income,” including interest, dividends, and capital gains, which generally includes taxable distributions received from the Fund and taxable gains on the disposition of shares of the Fund.

The Fund (or a financial intermediary, such as a broker, through which a shareholder holds Fund shares) generally is required to withhold and to remit to the U.S. Treasury a percentage of the taxable distributions and sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify that he, she or it is not subject to such withholding. The backup withholding tax rate is currently 24%.

Non-U.S. Shareholders

Dividends the Fund pays to a nonresident alien individual, a foreign corporation or partnership, or foreign trust or estate (each, a “foreign shareholder”), other than (1) dividends paid to a foreign shareholder whose ownership of shares is effectively connected with a U.S. trade or business the shareholder carries on (“effectively connected”) and (2) capital gain distributions paid to a nonresident alien individual who is physically present in the United States for no more than 182 days during the taxable year, generally will be subject to a federal withholding tax of 30% (or lower treaty rate).  If a foreign shareholder’s ownership of Fund shares is effectively connected, the foreign shareholder will not be subject to that withholding tax but will be subject to federal income tax on income dividends from the Fund as if it were a U.S. shareholder.  A foreign shareholder generally will be exempt from federal income tax on gain realized on the sale of Fund shares and Fund distributions of net capital gain, unless the shareholder is a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year (special rules apply in the case of a shareholder that is a foreign trust or foreign partnership).  Two categories of dividends, “interest-related dividends” and “short-term capital gain dividends,” the Fund pays to foreign shareholders (with certain exceptions) and reports in writing to its shareholders also are exempt from that tax. “Interest-related dividends” are dividends that are attributable to “qualified net interest income” (i.e., “qualified interest income,” which generally consists of certain OID, interest on obligations “in registered form,” and interest on deposits, less allocable deductions) from sources within the United States.  “Short-term capital gain dividends” are dividends that are attributable to “qualified short-term gain” (i.e., net short-term capital gain, computed with certain adjustments).

Under the Foreign Account Tax Compliance Act (“FATCA”), “foreign financial institutions” (“FFIs”) and “non-financial foreign entities” (“NFFEs”) that are shareholders of the Fund may be subject to a generally nonrefundable 30% withholding tax on income dividends the Fund pays. A withholding tax that would have applied to certain capital gain distributions and the proceeds of redemptions of Fund shares it pays after December 31, 2018 would be eliminated by proposed regulations (having immediate effect while pending).  As discussed more fully below, the FATCA withholding tax generally can be avoided (a) by an FFI, if it reports certain information regarding direct and indirect ownership of financial accounts U.S. persons hold with the FFI, and (b) by an NFFE that certifies its status as such and information regarding substantial U.S. owners.
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An FFI can avoid FATCA withholding by becoming a “participating FFI,” which requires the FFI to enter into a tax compliance agreement with the Service.  Under such an agreement, a participating FFI agrees to (1) verify and document whether it has U.S. accountholders, (2) report certain information regarding their accounts to the Service, and (3) meet certain other specified requirements.
The Treasury Department has negotiated intergovernmental agreements (“IGAs”) with certain countries and is in various stages of negotiations with other foreign countries with respect to one or more alternative approaches to implement FATCA.  An entity in one of those countries may be required to comply with the terms of the IGA instead of Treasury Department regulations.
An FFI resident in a country that has entered into a Model I IGA with the United States must report to that country’s government (pursuant to the terms of the applicable IGA and applicable law), which will, in turn, report to the Service.  An FFI resident in a Model II IGA country generally must comply with U.S. regulatory requirements, with certain exceptions, including the treatment of recalcitrant accountholders.  An FFI resident in one of those countries that complies with whichever of the foregoing applies will be exempt from FATCA withholding.
An NFFE that is the beneficial owner of a payment from the Fund can avoid FATCA withholding generally by certifying its status as such and, in certain circumstances, either that (1) it does not have any substantial U.S. owners or (2) it does have one or more such owners and reports the name, address, and taxpayer identification number of each such owner.  The NFFE will report to the Fund or other applicable withholding agent, which may, in turn, report information to the Service.
Those foreign shareholders also may fall into certain exempt, excepted, or deemed compliant categories established by Treasury Department regulations, IGAs, and other guidance regarding FATCA.  An FFI or NFFE that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA to avoid FATCA withholding.  The requirements imposed by FATCA are different from, and in addition to, the tax certification rules to avoid backup withholding described above.  Foreign investors are urged to consult their tax advisers regarding the application of these requirements to their own situation and the impact thereof on their investment in the Fund.
Creation and Redemption of Creation Units
An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year.
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Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the shares comprising the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will be treated as short-term capital gains or losses.

Persons purchasing or redeeming Creation Units should consult their own tax advisers with respect to the tax treatment of any creation or redemption transaction.

The Trust on behalf of the Fund has the right to reject an order for Creation Units if the purchaser (or group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to Section 351 of the Code, the Fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.
Tax Shelter Reporting Regulations
Under U.S. Treasury regulations, if an individual shareholder recognizes a loss of $2 million or more in any single tax year or, for a corporate shareholder, $10 million or more in any single tax year, the shareholder must file with the Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.
General Considerations
The U.S. federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisers regarding the specific federal income tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effect of state, local and foreign tax law and any proposed tax law changes.
FUND TRANSACTIONS
In effecting securities transactions, the Fund seeks to obtain the best price and execution of orders.  While affiliates of NBIA are permitted to act as brokers for the Fund in the purchase and sale of their portfolio securities (other than certain securities traded on the OTC market) where such brokers are capable of providing best execution (“Affiliated Brokers”), the Fund generally will use unaffiliated brokers.  For Fund transactions which involve securities traded on the OTC market, the Fund purchases and sells OTC securities in principal transactions with dealers who are the principal market makers for such securities.
Purchases and sales of certain debt securities generally are transacted with issuers, underwriters, or dealers that serve as primary market-makers, who act as principals for the securities on a net basis. The Fund typically does not pay brokerage commissions for such purchases and sales. Instead, the price paid for newly issued securities usually includes a concession or discount paid by the issuer to the underwriter, and the prices
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quoted by market-makers reflect a spread between the bid and the asked prices from which the dealer derives a profit.
For Fund transactions which involve securities traded on the OTC market, the Fund purchases and sells OTC securities in principal transactions with dealers who are the principal market makers for such securities. Loans will be purchased in individually negotiated transactions with commercial banks, thrifts, insurance companies, finance companies and other financial institutions. In determining whether to purchase loans from these financial institutions, the Manager may consider, among other factors, the financial strength, professional ability, level of service and research capability of the institution. While financial institutions generally are not required to repurchase loans which they have sold, they may act as principal or on an agency basis in connection with the Fund’s disposition of loans.
Since the Fund has not commenced operations as of the date of this SAI, the Fund has not paid any brokerage commissions.
The amount of brokerage commissions paid by the Fund may vary significantly from year to year due to a variety of factors, including the types of investments selected by the Manager, investment strategy changes, changing asset levels, shareholder activity, and/or portfolio turnover.
Commission rates, being a component of price, are considered along with other relevant factors in evaluating best price and execution.  In selecting a broker other than an Affiliated Broker to execute Fund transactions, NBIA generally considers the quality and reliability of brokerage services, including execution capability, speed of execution, overall performance, and financial responsibility, and may consider, among other factors, research and other investment information or services (“research services”) provided by those brokers as well as any expense offset arrangements offered by the brokers.
The Fund may use an Affiliated Broker where, in the judgment of NBIA, that firm is able to obtain a price and execution at least as favorable as other qualified brokers. To the Fund’s knowledge, no affiliate of the Fund receives give-ups or reciprocal business in connection with its securities transactions.
The use of an Affiliated Broker for the Fund is subject to the requirements of Section 11(a) of the Securities Exchange Act of 1934. Section 11(a) prohibits members of national securities exchanges from retaining compensation for executing exchange transactions for accounts which they or their affiliates manage, except where they have the authorization of the persons authorized to transact business for the account and comply with certain annual reporting requirements. Before an Affiliated Broker is used, the Trust and NBIA expressly authorize the Affiliated Broker to retain such compensation, and the Affiliate Broker would have to agree to comply with the reporting requirements of Section 11(a).
Under the 1940 Act, commissions paid by the Fund to an Affiliated Broker in connection with a purchase or sale of securities on a securities exchange may not exceed the usual and customary broker’s commission. Accordingly, with respect to the Fund the commissions paid an Affiliated Broker will be at least as favorable to the Fund as those that would be charged by other qualified brokers having comparable execution capability in NBIA’s judgment. The Fund does not deem it practicable and in their best interests to solicit competitive bids for commissions on each transaction effected by an Affiliated Broker. However,
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when an Affiliated Broker is executing portfolio transactions on behalf of the Fund, consideration regularly will be given to information concerning the prevailing level of commissions charged by other brokers on comparable transactions during comparable periods of time. The 1940 Act generally prohibits an Affiliated Broker from acting as principal in the purchase of portfolio securities from, or the sale of portfolio securities to, the Fund unless an appropriate exemption is available.
A committee of Independent Fund Trustees from time to time will review, among other things, information relating to the commissions charged by an Affiliated Broker to the Fund and to their other customers and information concerning the prevailing level of commissions charged by other brokers having comparable execution capability.
To ensure that accounts of all investment clients, including the Fund, are treated fairly in the event that an Affiliated Broker receives transaction instructions regarding the same security for more than one investment account at or about the same time, the Affiliated Broker may combine orders placed on behalf of clients, including advisory accounts in which affiliated persons have an investment interest, for the purpose of negotiating brokerage commissions or obtaining a more favorable price. Where appropriate, securities purchased or sold may be allocated, in terms of amount, to a client according to the proportion that the size of the order placed by that account bears to the aggregate size of orders contemporaneously placed by the other accounts, subject to de minimis exceptions. All participating accounts will pay or receive the same price when orders are combined.
Under policies adopted by the Board, an Affiliated Broker may enter into agency cross-trades on behalf of the Fund. An agency cross-trade is a securities transaction in which the same broker acts as agent on both sides of the trade and the broker or an affiliate has discretion over one of the participating accounts. In this situation, the Affiliated Broker would receive brokerage commissions from both participants in the trade. The other account participating in an agency cross-trade with the Fund cannot be an account over which the Affiliated Broker exercises investment discretion. A member of the Board who will not be affiliated with the Affiliated Broker will review information about each agency cross-trade that the Fund participates in.
In selecting a broker to execute Fund transactions, NBIA considers the quality and reliability of brokerage services, including execution capability, speed of execution, overall performance, and financial responsibility, and may consider, among other factors, research and other investment information provided by non-affiliated brokers.
A committee comprised of officers of NBIA who are portfolio managers of the Fund and Other NB Funds (collectively, “NB Funds”) and some of NBIA’s managed accounts (“Managed Accounts”) periodically evaluates throughout the year the nature and quality of the brokerage and research services provided by other brokers. Based on this evaluation, the committee establishes a list and projected rankings of preferred brokers for use in determining the relative amounts of commissions to be allocated to those brokers. Ordinarily, the brokers on the list effect a large portion of the brokerage transactions for the NB Funds and the Managed Accounts. However, in any semi-annual period, brokers not on the list may be used, and the relative amounts of brokerage commissions paid to the brokers on the list may vary substantially from the projected rankings. These variations reflect the following factors, among others: (1) brokers not on the list or ranking below other brokers on the list may be selected for particular transactions because they provide better price and/or execution, which is the primary consideration in allocating brokerage; (2) adjustments may be required because of periodic changes in the execution capabilities of or research or other services provided by particular brokers or in the execution or research needs of the NB Funds and/or the
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Managed Accounts; and (3) the aggregate amount of brokerage commissions generated by transactions for the NB Funds and the Managed Accounts may change substantially from one semi-annual period to the next.
The commissions paid to a broker other than an Affiliated Broker may be higher than the amount another firm might charge if the Manager determines in good faith that the amount of those commissions is reasonable in relation to the value of the brokerage and research services provided by the broker. The Manager believes that those research services benefit the Fund by supplementing the information otherwise available to the Manager. That research may be used by the Manager in servicing Other NB Funds and in servicing the Managed Accounts. On the other hand, research received by the Manager from brokers effecting portfolio transactions on behalf of the Other NB Funds and from brokers effecting portfolio transactions on behalf of the Managed Accounts may be used for the Fund’s benefit.
In certain instances the Manager may specifically allocate brokerage for research services (including research reports on issuers and industries, as well as economic and financial data) which may otherwise be purchased for cash. While the receipt of such services has not reduced the Manager’s normal internal research activities, the Manager’s expenses could be materially increased if it were to generate such additional information internally. To the extent such research services are provided by others, the Manager is relieved of expenses it may otherwise incur. In some cases research services are generated by third parties but provided to the Manager by or through broker dealers. Research obtained in this manner may be used in servicing any or all clients of the Manager and may be used in connection with clients other than those clients whose brokerage commissions are used to acquire the research services described herein. With regard to allocation of brokerage to acquire research services described above, the Manager always considers its best execution obligation when deciding which broker to utilize.
Insofar as Fund transactions result from active management of equity securities, and insofar as Fund transactions result from seeking capital appreciation by selling securities whenever sales are deemed advisable without regard to the length of time the securities may have been held, it may be expected that the aggregate brokerage commissions paid by the Fund to brokers (including to Affiliated Brokers) may be greater than if securities were selected solely on a long-term basis.
The Fund may, from time to time, loan portfolio securities to broker-dealers affiliated with NBIA (“Affiliated Borrowers”) in accordance with the terms and conditions of an order issued by the SEC. The order exempts such transactions from the provisions of the 1940 Act that would otherwise prohibit these transactions, subject to certain conditions. In accordance with the order, securities loans made by the Fund to Affiliated Borrowers are fully secured by cash collateral. Each loan to an Affiliated Borrower by the Fund will be made on terms at least as favorable to the Fund as comparable loans to unaffiliated borrowers, and no loans will be made to an Affiliated Borrower unless the Affiliated Borrower represents that the terms are at least as favorable to the Fund as those it provides to unaffiliated lenders in comparable transactions. All transactions with Affiliated Borrowers will be reviewed periodically by officers of the Trust and reported to the Board.
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Portfolio Turnover
The Fund’s portfolio turnover rate is calculated by dividing (1) the lesser of the cost of the securities purchased or the proceeds from the securities sold by the Fund during the fiscal year (other than securities, including options, whose maturity or expiration date at the time of acquisition was one year or less) by (2) the month-end average of the value of such securities owned by the Fund during the fiscal year.
Portfolio turnover may vary significantly from year to year due to a variety of factors, including fluctuating volume of shareholder purchase and redemption orders, market conditions, investment strategy changes, and/or changes in the Manager’s investment outlook, as well as changes in mortgage dollar roll transaction volume.  Because the Fund has not yet commenced operations prior to the date of this SAI, it does not have a portfolio turnover rate to provide.
Proxy Voting
The Board has delegated to NBIA the responsibility to vote proxies related to the securities held in the Fund’s portfolios. Under this authority, NBIA is required by the Board to vote proxies related to portfolio securities in the best interests of the Fund and its shareholders. The Board permits NBIA to contract with a third party to obtain proxy voting and related services, including research of current issues.
NBIA has implemented written Proxy Voting Policies and Procedures (“Proxy Voting Policy”) that are designed to reasonably ensure that NBIA votes proxies prudently and in the best interest of its advisory clients for whom NBIA has voting authority, including the Fund. The Proxy Voting Policy also describes how NBIA addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting. The following is a summary of the Proxy Voting Policy.  The Proxy Voting Policy can be found in Appendix B to this SAI.  NBIA’s Governance and Proxy Voting Guidelines (“voting guidelines”) are available on www.nb.com.
NBIA’s Governance and Proxy Committee (“Proxy Committee”) is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, administering and overseeing the proxy voting process and engaging and overseeing any independent third-party vendors as voting delegates to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, NBIA utilizes Glass, Lewis & Co. (“Glass Lewis”) to vote proxies in accordance with NBIA’s voting guidelines or, in instances where a material conflict has been determined to exist, in accordance with the voting recommendations of an independent third party.
NBIA retains final authority and fiduciary responsibility for proxy voting. NBIA believes that this process is reasonably designed to address material conflicts of interest that may arise between NBIA and a client as to how proxies are voted.
In the event that an investment professional at NBIA believes that it is in the best interests of a client or clients to vote proxies in a manner inconsistent with the voting guidelines, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between NBIA and the client with respect to the voting of the proxy in the requested manner. In the event that the Proxy Committee determines that such vote will not present a material conflict, the Proxy Committee will make a determination whether to vote such proxy as recommended by the NB investment professional.
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If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional would not be appropriate, the Proxy Committee shall: (i) take no further action, in which case Glass Lewis shall vote such proxy in accordance with the voting guidelines; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.
The Fund may invest in shares of affiliated funds. When the Fund holds shares of underlying affiliated funds, the Fund will vote proxies of those funds in the same proportion as the vote of all other holders of the fund’s shares, unless the Board otherwise instructs.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, by calling 1-800-877-9700 (toll-free) or by visiting www.nb.com or the website of the SEC, www.sec.gov.
PORTFOLIO HOLDINGS DISCLOSURE
Portfolio Holdings Disclosure Policy
The Fund prohibits the disclosure of their portfolio holdings, before such portfolio holdings are publicly disclosed, to any outside parties, including individual or institutional investors, intermediaries, third party service providers to NBIA or the Fund, rating and ranking organizations, and affiliated persons of the Fund or NBIA (the “Potential Recipients”) unless such disclosure is consistent with the Fund’s legitimate business purposes and is in the best interests of their shareholders (the “Best Interests Standard”).
NBIA and the Fund have determined that the only categories of Potential Recipients that meet the Best Interests Standard are certain fund rating and ranking organizations and third party service providers to NBIA or the Fund with a specific business reason to know the portfolio holdings of the Fund (e.g., custodians, prime brokers, etc.) (the “Allowable Recipients”). As such, certain procedures must be adhered to before the Allowable Recipients may receive the portfolio holdings prior to their being made public. Allowable Recipients that get approved for receipt of the portfolio holdings are known as “Approved Recipients.” NBIA may expand the categories of Allowable Recipients only if it is determined that the Best Interests Standard has been met and only with the written concurrence of NBIA’s legal and compliance department.  These procedures are designed to address conflicts of interest between the shareholders, on the one hand, and NBIA or any affiliated person of either NBIA or the Fund on the other, by creating a review and approval process of Potential Recipients of portfolio holdings consistent with the Best Interests Standard.
NBIA serves as investment adviser to various other funds and accounts that may have investment objectives, strategies and portfolio holdings that are substantially similar to or overlap with those of the Fund, and in some cases, these other funds and accounts may publicly disclose portfolio holdings on a more frequent basis than is required for the Fund. As a result, it is possible that other market participants may use such information for their own benefit, which could negatively impact the Fund’s execution of purchase and sale transactions.
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Public Disclosure
Complete Portfolio Holdings – The Fund discloses its full portfolio holdings, as of the close of business the prior day, each day before the opening of trading on NYSE Arca, Inc. at www.nb.com/ETF.
Selective Disclosure Procedures
Disclosure of portfolio holdings may be requested by completing and submitting a holdings disclosure form to NBIA’s legal and compliance department or to the Fund’s Chief Compliance Officer for review, approval and processing.
Neither the Fund, NBIA, nor any affiliate of either may receive any compensation or consideration for the disclosure of portfolio holdings. Each Allowable Recipient must be subject to a duty of confidentiality or sign a non-disclosure agreement, including an undertaking not to trade on the information, before they may become an Approved Recipient. Allowable Recipients are (1) required to keep all portfolio holdings information confidential and (2) prohibited from trading based on such information. The Fund’s Chief Compliance Officer shall report any material issues that may arise under these policies to the Board.
Pursuant to a Code of Ethics adopted by the Fund and NBIA (“NB Code”), employees are prohibited from revealing information relating to current or anticipated investment intentions, portfolio holdings, portfolio transactions or activities of the Fund except to persons whose responsibilities require knowledge of the information. The NB Code also prohibits any individual associated with the Fund or NBIA, from engaging directly or indirectly, in any transaction in securities held or to be acquired by the Fund while in possession of material non-public information regarding such securities or their issuer.

Portfolio Holdings Approved Recipients
The Fund currently has ongoing arrangements to disclose portfolio holdings information prior to its being made public with the following Approved Recipients:
State Street Bank and Trust Company (“State Street”). The Fund has selected State Street as custodian for its securities and cash. Pursuant to a custodian contract, the Fund employs State Street as the custodian of its assets.  As custodian, State Street creates and maintains all records relating to the Fund’s activities and supplies the Fund with a daily tabulation of the securities it owns and that are held by State Street. Pursuant to such contract, State Street agrees that all books, records, information and data pertaining to the business of the Fund which are exchanged or received pursuant to the contract shall remain confidential, shall not be voluntarily disclosed to any other person, except as may be required by law, and shall not be used by State Street for any purpose not directly related to the business of the Fund, except with the Fund’s written consent. State Street receives reasonable compensation for its services and expenses as custodian.

Securities Lending Agent.  The Fund may enter into a securities lending agreement with State Street under which State Street acts as a principal borrower or agent to lend securities to entities on State Street’s approved list of borrowers, which includes State Street and its affiliates.  Those principal borrowers or agents may receive the Fund’s portfolio holdings daily.  Each such principal borrower that receives such information is or will be subject to an agreement that all financial, statistical, personal, technical and other data and information related to the Fund’s operations that is designated by the Fund as confidential will be protected from unauthorized use and disclosure by the principal borrower.  The Fund pays State Street a fee for agency and/or administrative services related to its role as lending agent.  The Fund also pays the principal borrowers
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a fee with respect to the cash collateral that it receives and retains the income earned on reinvestment of that cash collateral.

Other Third-Party Service Providers to the Fund.  The Fund may also disclose portfolio holdings information (including the portfolio composition file) prior to its being made public to their independent registered public accounting firm, legal counsel, financial printers, authorized participants, NSCC, proxy voting firms, pricing vendors and other third-party service providers to the Fund who require access to this information to fulfill their duties to the Fund.

In addition, the Fund may disclose portfolio holdings information to third parties that calculate information derived from holdings for use by NBIA and/or Neuberger Berman.  Currently, the Fund provides its complete portfolio holdings to FactSet Research Systems Inc. (“FactSet”) each day for this purpose.  FactSet receives reasonable compensation for its services.

The Fund may also, from time to time, disclose portfolio holdings information to a proxy solicitation service, Glass Lewis, or to a class action service provider, Financial Recovery Technologies, although they typically receive holdings information after that information is already public. The Fund may also, from time to time, disclose portfolio holdings information to trade organizations, such as the Investment Company Institute and the Loan Syndicates & Trading Association.

In all cases the third-party service provider receiving the information has agreed in writing (or is otherwise required by professional and/or written confidentiality requirements or fiduciary duty) to keep the information confidential, to use it only for the agreed-upon purpose(s) and not to trade securities on the basis of such information.

Rating, Ranking and Research Agencies. The Fund sends its complete portfolio holdings information to the following rating, ranking and research agencies for the purpose of having such agency develop a rating, ranking or specific research product for the Fund. The Fund provides its complete portfolio holdings to: Lipper, a Refinitiv company, on the sixth business day following each month-end, and daily to Bloomberg and Morningstar. No compensation is received by the Fund, NBIA, or any other person in connection with the disclosure of this information. To the extent applicable, NBIA either has entered into or expects shortly to enter into a written confidentiality agreement, with each rating, ranking or research agency in which the agency agrees or will agree to keep the Fund’s portfolio holdings confidential and to use such information only in connection with developing a rating, ranking or research product for the Fund.

REPORTS TO SHAREHOLDERS

Shareholders of the Fund receive unaudited semi-annual financial statements, as well as year-end financial statements audited by the respective independent registered public accounting firm for the Fund. The Fund’s statements show the investments owned by it and the market values thereof and provide other information about the Fund and its operations.
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ORGANIZATION, CAPITALIZATION AND OTHER MATTERS

The Fund is a separate ongoing series of the Trust, a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument (“Trust Instrument”) dated as of December 8, 2021.  The Trust is registered under the 1940 Act as a diversified, open-end management investment company. The Trust has nine separate operating series.  The Fund Trustees may establish additional series or classes of shares without the approval of shareholders. The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.

Description of Shares.  The Fund is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001. Shares of the Fund represent has a pro rata interest in the assets of the Fund. Shares have no pre-emptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to the Fund, and in the net distributable assets of the Fund on liquidation.
Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder and each fractional Share has a proportional fractional vote. Shares of the Fund vote together as a single class except that if the matter being voted on affects only a particular Fund, the matter will be voted on only by that Fund, and if a matter affects a particular Fund differently from other Funds, that Fund will vote separately on such matter. Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All Shares of the Trust have noncumulative voting rights for the election of Trustees. Under Delaware law, Trustees of the Trust may be removed by vote of the shareholders.
Shareholder Meetings.  The Fund Trustees do not intend to hold annual meetings of shareholders of the Fund. The Fund Trustees will call special meetings of shareholders of the Fund only if required under the 1940 Act or in their discretion or upon the written request of holders of 25% or more of the outstanding shares of the Fund entitled to vote at the meeting.
Certain Provisions of Trust Instrument.  Under Delaware law, the shareholders of the Fund will not be personally liable for the obligations of the Fund; a shareholder is entitled to the same limitation of personal liability extended to shareholders of a Delaware corporation. To guard against the risk that Delaware law might not be applied in other states, the Trust Instrument requires that every written obligation of the Trust or the Fund contain a statement that such obligation may be enforced only against the assets of the Trust or Fund and provides for indemnification out of Trust or Fund property of any shareholder nevertheless held personally liable for Trust or Fund obligations, respectively, merely on the basis of being a shareholder.
CUSTODIAN AND TRANSFER AGENT
The Fund has selected State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111, as custodian for its securities and cash. State Street Bank and Trust Company serves as the Fund’s transfer and servicing agent, administering purchases, redemptions, and transfers of Fund shares and the payment of dividends and other distributions. All correspondence should be mailed to Neuberger Berman Funds, One Heritage Drive Floor 1, North Quincy, MA 02171.
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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Fund has selected Ernst & Young LLP, 200 Clarendon Street, Boston MA 02116, as the independent registered public accounting firm that will audit its financial statements.
LEGAL COUNSEL
The Trust has selected K&L Gates LLP, 1601 K Street, N.W., Washington, D.C. 20006-1600, as its legal counsel.
REGISTRATION STATEMENT
This SAI and the Prospectus do not contain all the information included in the Trust’s registration statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectus. The registration statement, including the exhibits filed therewith, may be examined at the SEC’s offices in Washington, D.C. The SEC maintains a website (http://www.sec.gov) that contains this SAI, material incorporated by reference, and other information regarding the Fund.
Statements contained in this SAI and in the Prospectus as to the contents of any contract or other document referred to are not necessarily complete. In each instance where reference is made to a contract or other document a copy of which is filed as an exhibit to the registration statement, each such statement is qualified in all respects by such reference.
FINANCIAL STATEMENTS
The audited financial statements of the Target Fund and notes thereto, and the reports of Ernst & Young LLP, independent registered public accounting firm, with respect to such audited financial statements are incorporated herein by reference from the Target Fund’s Annual Report to Shareholders for the fiscal year ended October 31, 2023.

SUPPLEMENTAL FINANCIAL INFORMATION

Tables showing the fees and expenses of the New ETF and the Target Fund, and the fees and expenses of the New ETF on a pro forma basis after giving effect to the proposed Conversion, are included in the section entitled “Summary-Fees and Expenses” in the Information Statement/Prospectus.

There are no material differences in the accounting, valuation and tax policies of the Target Fund as compared to those of the New ETF.

The Institutional Class of the Target Fund will be the accounting and performance survivor of the New ETF in the Conversion. There are no material differences in accounting policies of the New ETF as compared to those of the Target Fund.
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The Conversion will not result in a material change to the Target Fund’s investment portfolio because the investment objectives and restrictions of the Target Fund are identical to the New ETF. As a result, a schedule of investments of the Target Fund modified to show the effects of such change is not required and is not included.

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APPENDIX A

Long-Term and Short-Term Debt Securities Rating Descriptions

S&P Global Ratings Long-Term Issue Credit Ratings*:
The following descriptions have been published by Standard & Poor’s Financial Services LLC.

AAA – An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA – An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A – An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB – An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB, B, CCC, CC, and C – Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB – An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B – An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC – An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC – An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C – An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D – An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

*Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Moody’s Investors Service, Inc. (“Moody’s”) -- Global Long-Term Rating Scale:
The following descriptions have been published by Moody’s Investors Service, Inc.
Aaa – Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa – Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A – Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa – Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba – Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B – Obligations rated B are considered speculative and are subject to high credit risk.

Caa – Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca – Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C – Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*
* By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
Fitch Ratings, Inc. (“Fitch”) -- Corporate Finance Obligations – Long-Term Rating Scale:

The following descriptions have been published by Fitch Ratings, Inc., Fitch Ratings Ltd. and its subsidiaries.

AAA –  Highest Credit Quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA – Very High Credit Quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A – High Credit Quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB – Good Credit Quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.
BB – Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.
B – Highly Speculative. ‘B’ ratings indicate that material credit risk is present.
CCC – Substantial Credit Risk. ‘CCC’ ratings indicate that substantial credit risk is present.
CC – Very High Levels of Credit Risk. ‘CC’ ratings indicate very high levels of credit risk.
C – Exceptionally High Levels of Credit Risk. ‘C’ indicates exceptionally high levels of credit risk.
Ratings in the categories of ‘CCC’, ‘CC’ and ‘C’ can also relate to obligations or issuers that are in default. In this case, the rating does not opine on default risk but reflects the recovery expectation only.
DBRS -- Long-Term Obligations Rating Scale:
The following descriptions have been published by DBRS Morningstar.
AAA – Highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

AA – Superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from AAA only to a small degree. Unlikely to be significantly vulnerable to future events.
A – Good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than AA. May be vulnerable to future events, but qualifying negative factors are considered manageable.
BBB – Adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.
BB – Speculative, non-investment-grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.
B – Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.
CCC, CC, C – Very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although CC and C ratings are normally applied to obligations that are seen as highly likely to default or subordinated to obligations rated in the CCC to B range. Obligations in respect of which default has not technically taken place, but is considered inevitable, may be rated in the C category.
D – When the issuer has filed under any applicable bankruptcy, insolvency, or winding-up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to D may occur. DBRS Morningstar may also use SD (Selective Default) in cases where only some securities are impacted, such as the case of a distressed exchange. See the Default Definition document on dbrsmorningstar.com under Understanding Ratings for more information.
S&P Global Ratings -- Short-Term Issue Credit Ratings:
The following descriptions have been published by Standard & Poor’s Financial Services LLC.

A-1 – A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.
A-2 – A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.
A-3 – A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.
B – A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C – A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.
D – A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.
Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+’ or ‘A-1+/A-1’). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+’).
Moody’s -- Global Short-Term Rating Scale:
The following descriptions have been published by Moody’s Investors Service, Inc.
P-1 – Ratings of Prime-1 reflect a superior ability to repay short-term obligations.
P-2 – Ratings of Prime-2 reflect a strong ability to repay short-term obligations.
P-3 – Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.
NP – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Fitch -- Short-Term Ratings Assigned to Issuers and Obligations:

The following descriptions have been published by Fitch Ratings, Inc., Fitch Ratings Ltd. and its subsidiaries.

F1 – Highest Short-Term Credit Quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added ‘+’ to denote any exceptionally strong credit feature.
F2 – Good Short-Term Credit Quality. Good intrinsic capacity for timely payment of financial commitments.
F3 – Fair Short-Term Credit Quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B – Speculative Short-Term Credit Quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C - High Short-Term Default Risk. Default is a real possibility.
RD – Restricted Default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.
D – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.
DBRS -- Commercial Paper and Short-Term Debt Rating Scale:
The following descriptions have been published by DBRS Morningstar.
R-1 (high) – Highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.
R-1 (middle) – Superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from R-1 (high) by a relatively modest degree. Unlikely to be significantly vulnerable to future events.
R-1 (low) – Good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favourable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.
R-2 (high) – Upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.
R-2 (middle) – Adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.
R-2 (low) – Lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.
R-3 – Lowest end of adequate credit quality. There is capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events, and the certainty of meeting such obligations could be impacted by a variety of developments.
R-4 – Speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.
R-5 – Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short‑term financial obligations as they fall due.
D – When the issuer has filed under any applicable bankruptcy, insolvency, or winding-up statute, or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to D may occur. DBRS Morningstar may also use SD (Selective Default) in cases where only some securities are impacted, such as the case of a distressed exchange. See the Default Definition document on dbrsmorningstar.com under Understanding Ratings for more information.

APPENDIX B

Proxy Voting Policies and Procedures
March 2024

I.	Introduction and General Principles
A.
Certain investment adviser subsidiaries of Neuberger Berman Group LLC ("NB") have been delegated the authority and responsibility to vote the proxies of their respective investment advisory clients and exercise such responsibility according to these policies and procedures.

B.
NB understands that proxy voting is an integral aspect of investment management. Accordingly, proxy voting must be conducted with the same degree of prudence and loyalty accorded any fiduciary or other obligation of an investment manager.

C.
NB believes that the following policies and procedures are reasonably expected to ensure that proxy matters are conducted in the best interest of clients, in accordance with NB's fiduciary duties, applicable rules under the Investment Advisers Act of 1940, fiduciary standards and responsibilities for ERISA clients set out in Department of Labor interpretations, the UK Stewardship Code, the Japan Stewardship Code and other applicable laws and regulations.

D.
In instances where NB does not have authority to vote client proxies, it is the responsibility of the client to instruct the relevant custody bank or banks to mail proxy material directly to such client.

E.
In all circumstances, NB will comply with specific client directions to vote proxies, whether or not such client directions specify voting proxies in a manner that is different from NB's proxy votes for other client accounts.

F.
NB will seek to vote all shares under its authority so long as that action is not in conflict with client instructions. There may be circumstances under which NB may abstain from voting a client proxy, such as when NB believes voting would not be in clients' best interests (e.g., not voting in countries with share blocking or meetings in which voting would entail additional costs). NB understands that it must weigh the costs and benefits of voting proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent and solely in the interests of the clients and, in the case of an ERISA client and other accounts and clients subject to similar local laws, a plan's participants and beneficiaries. NB's decision in such circumstances will take into account the effect that the proxy vote, either by itself or together with other votes, is expected to have on the value of the client's investment and whether this expected effect would outweigh the cost of voting.

II.	Responsibility and Oversight
A.	NB has designated a Governance & Proxy Committee (“Proxy Committee”) with the responsibility for:

(i)	developing, authorizing, implementing and updating NB’s policies and procedures;

(ii)	administering and overseeing the governance and proxy voting processes; and

(iii)	engaging and overseeing any third-party vendors as voting delegates to review, monitor and/or vote proxies.
NB, at the recommendation of the Proxy Committee, has retained Glass, Lewis & Co., LLC (“Glass Lewis”) as its proxy voting service provider.
B.	The Proxy Committee will meet as frequently and in such manner as necessary or appropriate to fulfill its responsibilities.

Proxy Voting Policies and Procedures

C.
The members of the Proxy Committee will be appointed from time to time and will include the Chief Investment Officer (Equities), the Director of Global Equity Research, the Head of ESG & Impact Investing, and certain portfolio managers. A senior member of the Legal and Compliance Department will advise the Proxy Committee and may vote as a full member of the Committee if a vote is needed to establish a quorum or in the event that a vote is needed to break a tie. The Director of Investment Stewardship serves in an advisory role to the Proxy Committee but may also vote as a full member of the Committee if a vote is needed to establish a quorum or in the event that a vote is needed to break a tie. The Proxy Committee may also appoint substitute or additional members if needed to establish quorum in the absence of one or more members.

D.
In the event that one or more members of the Proxy Committee are not independent with respect to a particular matter, the remaining members of the Proxy Committee shall constitute an ad hoc independent subcommittee of the Proxy Committee, which will have full authority to act upon such matter.

III.	Proxy Voting Guidelines
A.
The Proxy Committee developed the Governance and Proxy Voting Guidelines (“Voting Guidelines”) based on our Governance and Engagement Principles. These Guidelines are updated as appropriate and generally at least on an annual basis. With input from certain of our investment professionals, the modifications are intended to reflect emerging corporate governance issues and themes. The Proxy Committee recognizes that in certain circumstances it may be in the interests of our clients to deviate from our Voting Guidelines.

B.
Our views regarding corporate governance and engagement, and the related stewardship actions, are informed by our ESG Investing group, in consultation with professionals in the Legal & Compliance and Global Equity Research groups, among others. These insightful, experienced and dedicated groups enable us to think strategically about engagement and stewardship priorities.

C.
We believe NB’s Voting Guidelines generally represent the voting positions most likely to support our clients’ best economic interests across a range of sectors and contexts. These guidelines are not intended to constrain our consideration of the specific issues facing a particular company on a particular vote, and so there will be times when we deviate from the Voting Guidelines.

D.
In the event that a portfolio manager or other investment professional at Neuberger Berman believes that it is in the best interest of a client or clients to vote proxies other than as provided in NB’s Voting Guidelines, the portfolio manager or other investment professional will submit in writing to the Proxy Committee the basis for his or her recommendation. The Proxy Committee will review this recommendation in the context of the specific circumstances of the proxy vote being considered and with the intention of voting in the best interest of our clients.

IV.	Proxy Voting Procedures
A.
NB will vote client proxies in accordance with a client’s specific request even if it is in a manner inconsistent with NB’s proxy votes for other client accounts. Such specific requests should be made in writing by the individual client or by an authorized officer, representative or named fiduciary of a client.

B.	NB has engaged Glass Lewis as its proxy voting service provider to:

(i)	provide research on proxy matters;

(ii)	in a timely manner, notify NB of and provide additional solicitation materials made available reasonably in advance of a vote deadline;

(iii)	vote proxies in accordance with NB’s Voting Guidelines or as otherwise instructed and submit such proxies in a timely manner;

(iv)	handle other administrative functions of proxy voting;

Proxy Voting Policies and Procedures

(v)	maintain records of proxy statements and additional solicitation materials received in connection with proxy votes and provide copies of such proxy statements promptly upon request; and

(vi)	maintain records of votes cast.

C.
Except in instances where clients have retained voting authority, NB will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to Glass Lewis.

D.	NB retains final authority and fiduciary responsibility, consistent with applicable law, for proxy voting for clients that have delegated it authority and discretion to vote proxies.
V.	Conflicts of Interest
A.
NB shall direct Glass Lewis to vote proxies in accordance with the Voting Guidelines described in Section III or, in instances where a material conflict has been determined to exist, NB will generally instruct that such shares be voted in the same proportion as other shares are voted with respect to a proposal, subject to applicable legal, regulatory and operational requirements.. NB believes that this process is reasonably designed to address material conflicts of interest that may arise in conjunction with proxy voting decisions. Potential conflicts considered by the Proxy Committee when it is determining whether to deviate from NB’s Voting Guidelines include, among others: a material client relationship with the corporate issuer being considered; personal or business relationships between the portfolio managers and an executive officer; director, or director nominee of the issuer; joint business ventures; or a direct transactional relationship between the issuer and senior executives of NB.

B.
In the event that an NB Investment Professional believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the Voting Guidelines described in Section III, such NB Investment Professional will contact a member of the Legal & Compliance Department advising the Proxy Committee and complete and sign a questionnaire in the form adopted from time to time. Such questionnaires will require specific information, including the reasons the NB Investment Professional believes a proxy vote in this manner is in the best interest of a client or clients and disclosure of specific ownership, business or personal relationship, or other matters that may raise a potential material conflict of interest with respect to the voting of the proxy. The Proxy Committee will meet with the NB Investment Professional to review the completed questionnaire and consider such other matters as it deems appropriate to determine that there is no material conflict of interest with respect to the voting of the proxy in the requested manner. The Proxy Committee shall document its consideration of such other matters. In the event that the Proxy Committee determines that such vote will not present a material conflict, the Proxy Committee will make a determination whether to vote such proxy as recommended by the NB Investment Professional. In the event of a determination to vote the proxy as recommended by the NB Investment Professional, an authorized member of the Proxy Committee will instruct Glass Lewis to vote in such manner with respect to the client or clients. In the event that the Proxy Committee determines that the voting of a proxy as recommended by the NB Investment Professional would not be appropriate, the Proxy Committee will:

(i)	take no further action, in which case the Committee shall vote such proxy in accordance with the Voting Guidelines;

(ii)	disclose such conflict to the client or clients and obtain written direction from the client with respect to voting the proxy;

(iii)	suggest that the client or clients engage another party to determine how to vote the proxy;

(iv)	instruct that such shares be voted in the same proportion as other shares are voted with respect to a proposal, subject to applicable legal, regulatory and operational requirements; or

(v)	engage another independent third party to determine how to vote the proxy if voting in the manner described in (iv) is not feasible.
A record of the Proxy Committee’s determinations shall be prepared and maintained in accordance with applicable policies.

Proxy Voting Policies and Procedures

C.
In the event that the Voting Guidelines described in Section III do not address how a proxy should be voted the Proxy Committee will make a determination as to how the proxy should be voted. The Proxy Committee will consider such matters as it deems appropriate to determine how such proxy should be voted, including whether there is a material conflict of interest with respect to the voting of the proxy in accordance with its decision. The Proxy Committee shall document its consideration of such matters, and an authorized member of the Proxy Committee will instruct Glass Lewis to vote in such manner with respect to such client or clients.

D.	Material conflicts cannot be resolved by simply abstaining from voting.
VI.	Recordkeeping
NB will maintain records relating to the implementation of the Voting Guidelines and these procedures, including:
(i)	a copy of the Voting Guidelines and these procedures, which shall be made available to clients upon request;

(ii)	proxy statements received regarding client securities (which will be satisfied by relying on EDGAR or Glass Lewis);
(iii)	a record of each vote cast (which Glass Lewis maintains on NB’s behalf);

(iv)	a copy of each questionnaire completed by any NB Investment Professional under Section V above; and

(v)	any other document created by NB that was material to a determination regarding the voting of proxies on behalf of clients or that memorializes the basis for that decision.

Such proxy voting books and records shall be maintained in an easily accessible place, which may include electronic means, for a period of five years, the first two by the Legal & Compliance Department. Material conflicts cannot be resolved by simply abstaining from voting.
VII.	Engagement and Monitoring
Consistent with the firm’s active management strategies, NB portfolio managers and members of the Global Equity Research team continuously monitor material investment factors at portfolio companies. NB professionals remain informed of trends and best practices related to the effective fiduciary administration of proxy voting. NB will make revisions to its Voting Guidelines and related procedures document when it determines it is appropriate or when we observe the opportunity to materially improve outcomes for our clients. Additionally, we will regularly undertake a review of selected voting and engagement cases to better learn how to improve the monitoring of our portfolio companies and the effectiveness of our stewardship activities.
VIII.	Securities Lending
Some NB products or client accounts where NB has authority and responsibility to vote the proxies may participate in a securities lending program administered by NB. Where a security is currently on loan ahead of a shareholder meeting, NB will generally attempt to terminate the loan in time to vote those shares. Where a security that is potentially subject to being loaned is eligible to be voted in a stockholder meeting a portfolio manager may restrict the security from lending. NB maintains the list of securities restricted from lending and receives daily updates on upcoming proxy events from the custodian.
IX.	Disclosure
Neuberger Berman will publicly disclose all voting records of its co-mingled funds (Undertakings for Collective Investment in Transferable Securities [UCITS] and mutual funds), which can be found at [https://www.nb.com/en/us/esg/nb-votes -- Neuberger Berman cannot publicly disclose vote level records for separate accounts without express permission of the client. Neuberger Berman will publicly disclose aggregate reporting on at least an annual basis for all votes cast across co-mingled and separate accounts. Neuberger Berman welcomes the opportunity to discuss the rationale for a given vote with investee companies as part of our ongoing engagement activities. Neuberger Berman may also choose to provide broad explanations for certain voting positions on important or topical issues in advance of the vote. Additionally, our proxy voting guidelines can be found on our website: https://www.nb.com/en/us/esg/nb-votes.

Proxy Voting Policies and Procedures

Proxy Committee Membership as of January 2023:
Joseph Amato, President and Chief Investment Officer (Equities)
Jonathan Bailey, Head of ESG & Impact Investing
Elias Cohen, Portfolio Manager
Timothy Creedon, Director of Global Equity Research
Richard Glasebrook, Portfolio Manager
Brett Reiner, Portfolio Manager
Amit Solomon, Portfolio Manager
Corey Issing*, Legal and Compliance
Caitlin McSherry*, Head of Investment Stewardship

*Corey Issing and Caitlin McSherry serve in advisory roles to the Committee. They are ex officio members of the Committee. They will only vote as full members of the Committee if their votes are needed to establish a quorum or in the event that a vote is needed to break a tie vote.

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